SUPPLEMENT DATED JULY 14, 2014 TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2014:

  . MULTIOPTION(R) GUIDE VARIABLE ANNUITY

  . MULTIOPTION(R) EXTRA VARIABLE ANNUITY

  . WADDELL & REED ADVISORS RETIREMENT BUILDER II VARIABLE ANNUITY

This supplement serves to notify you of changes to existing optional living benefit riders. Please read it carefully and keep it with your prospectus.

The annual income percentages for the following optional living benefit riders are changed as described below: MyPath Core Flex (Single and Joint); MyPath Ascend (Single and Joint); MyPath Summit (Single and Joint); and MyPath Value (Single and Joint). These changes do not impact existing contracts that have previously added these riders.

For contracts applied for on or after July 21, 2014, the annual income percentages are as follows:

For MyPath Core Flex (Single and Joint):

                              MYPATH CORE FLEX --        MYPATH CORE FLEX --
                             SINGLE ANNUAL INCOME        JOINT ANNUAL INCOME
           AGE                    PERCENTAGE                 PERCENTAGE
           ---               --------------------        -------------------
     through age 64                  4.10%                      3.85%
         65 - 74                     5.10%                      4.85%
         75 - 79                     5.35%                      5.10%
           80+                       6.10%                      5.85%

For MyPath Ascend (Single and Joint):

                               MYPATH ASCEND --           MYPATH ASCEND --
                             SINGLE ANNUAL INCOME        JOINT ANNUAL INCOME
           AGE                    PERCENTAGE                 PERCENTAGE
           ---               --------------------        -------------------
     through age 64                  4.10%                      3.75%
         65 - 74                     5.10%                      4.75%
         75 - 79                     5.35%                      5.00%
           80+                       6.10%                      5.75%

For MyPath Summit (Single and Joint):

                               MYPATH SUMMIT --           MYPATH SUMMIT --
                             SINGLE ANNUAL INCOME        JOINT ANNUAL INCOME
           AGE                    PERCENTAGE                 PERCENTAGE
           ---               --------------------        -------------------
     through age 64                  4.35%                      4.00%
         65 - 74                     5.35%                      5.00%
         75 - 79                     5.60%                      5.25%
           80+                       6.35%                      6.00%

For MyPath Value (Single and Joint):

                                MYPATH VALUE --            MYPATH VALUE --
                             SINGLE ANNUAL INCOME        JOINT ANNUAL INCOME
           AGE                    PERCENTAGE                 PERCENTAGE
           ---               --------------------        -------------------
        All ages                     4.10%                      3.85%

The Appendices located at the back of each Prospectus contain examples that help show how the MyPath optional living benefits function. The examples are based on contracts applied for prior to July 21, 2014, for purposes of the applicable annual income percentage and corresponding GAI. For contracts applied for on or after July 21, 2014, the benefit base calculations are identical to the examples provided in the appendices, but the annual income percentage and corresponding GAI will be different based on the changes described in this supplement.

Please retain this supplement for future reference.
--------------------------------------------------------------------------------
F81290 7-2014

WADDELL & REED ADVISORS RETIREMENT BUILDER II VARIABLE ANNUITY
A VARIABLE ANNUITY CONTRACT ISSUED BY
MINNESOTA LIFE INSURANCE COMPANY

[LOGO] MINNESOTA LIFE

400 ROBERT STREET NORTH . ST.
PAUL, MINNESOTA 55101-2098 . TELEPHONE: 1-800-362-3141 . HTTP://WWW.SECURIAN.COM

    This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, Variable Annuity contract ("the contract") offered by the Minnesota Life Insurance Company. There are two different versions, or series, of the contract available: B Series and L Series. This contract is designed for long term investors. It may be used in connection with all types of personal retirement plans or independent of a retirement plan.

    This contract contains a feature that applies a credit enhancement to the Contract Value in certain circumstances. The benefit of the credit enhancement may be more than offset by the additional asset-based fees that the contract Owner will pay as the result of the increased Contract Value due to the credit enhancements. A contract without credits may cost less.

    This contract is NOT:

   . a bank deposit or obligation
   . federally insured
   . endorsed by any bank or government agency

    You may invest your Contract Values in our Variable Annuity Account or certain Guaranteed Interest Options that are available.

THE VARIABLE ANNUITY ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:

[LOGO] IVY FUNDS
Variable Insurance Portfolios



                    IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
..IVY FUNDS VIP ASSET STRATEGY
..IVY FUNDS VIP BALANCED
..IVY FUNDS VIP BOND
..IVY FUNDS VIP CORE EQUITY
..IVY FUNDS VIP DIVIDEND OPPORTUNITIES
..IVY FUNDS VIP ENERGY
..IVY FUNDS VIP GLOBAL BOND
..IVY FUNDS VIP GLOBAL NATURAL RESOURCES
..IVY FUNDS VIP GROWTH
..IVY FUNDS VIP HIGH INCOME
..IVY FUNDS VIP INTERNATIONAL CORE EQUITY
..IVY FUNDS VIP INTERNATIONAL GROWTH
..IVY FUNDS VIP LIMITED-TERM BOND
..IVY FUNDS VIP MICRO CAP GROWTH
..IVY FUNDS VIP MID CAP GROWTH
..IVY FUNDS VIP MONEY MARKET
..IVY FUNDS VIP REAL ESTATE SECURITIES
..IVY FUNDS VIP SCIENCE AND TECHNOLOGY
..IVY FUNDS VIP SMALL CAP GROWTH
..IVY FUNDS VIP SMALL CAP VALUE
..IVY FUNDS VIP VALUE

..IVY FUNDS VIP PATHFINDER AGGRESSIVE
..IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE
..IVY FUNDS VIP PATHFINDER MODERATE
..IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE
..IVY FUNDS VIP PATHFINDER CONSERVATIVE
..IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE -- MANAGED VOLATILITY ..IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED VOLATILITY
..IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE -- MANAGED VOLATILITY

Your Contract Value and the amount of each Variable Annuity Payment will vary in accordance with the performance of the investment Portfolio(s) you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.

This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling:
1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC's web site: http://www.sec.gov, via its EDGAR database.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS:
MAY 1, 2014.

                               TABLE OF CONTENTS

              SPECIAL TERMS...................................  1
              HOW TO CONTACT US...............................  4
              AN OVERVIEW OF CONTRACT FEATURES................  5
              CONTRACT CHARGES AND EXPENSES...................  8
              CONDENSED FINANCIAL INFORMATION AND
               FINANCIAL STATEMENTS........................... 13
              DESCRIPTION OF THE CONTRACT..................... 14
                Ownership, Annuitants and Beneficiaries....... 15
                Right of Cancellation or "Free Look".......... 16
                1035 Exchanges or Replacements................ 16
                Purchase Payments............................. 16
                Credit Enhancement and Recapture.............. 17
                Automatic Purchase Plan....................... 19
                Purchase Payment Allocation Options........... 19
                CustomChoice Allocation Option................ 19
                Transfers..................................... 21
                Market Timing and Disruptive Trading.......... 22
                Speculative Investing......................... 23
                Systematic Transfer Arrangements.............. 23
                   Automatic Portfolio Rebalancing............ 23
                   Dollar Cost Averaging...................... 23
                   DCA Fixed Account Option................... 24
                Purchase Payments and Value of the Contract... 26
                   Crediting Accumulation Units............... 26
                   Value of the Contract...................... 26
                   Accumulation Unit Value.................... 26
                Net Investment Factor for Each Valuation
                 Period....................................... 27
                Redemptions, Withdrawals and Surrender........ 27
                Modification and Termination of the Contract.. 28
                Assignment.................................... 28
                Deferment of Payment.......................... 29
                Confirmation Statements and Reports........... 29
              CONTRACT CHARGES AND FEES....................... 29
                Deferred Sales Charge......................... 29
                Hospital and Medical Care or Terminal
                 Condition Waiver............................. 31
                Mortality and Expense Risk Charge............. 31
                Administrative Charge......................... 32
                Annual Maintenance Fee........................ 32
                Optional Contract Rider Charges............... 32
                Premium Taxes................................. 35
                Transfer Charges.............................. 35
                Underlying Portfolio Charges.................. 35
              ANNUITIZATION BENEFITS AND OPTIONS.............. 35
                Annuity Payments.............................. 35
                Electing the Retirement Date and Annuity
                 Option....................................... 36
                Annuity Options............................... 36
                Calculation of Your First Annuity Payment..... 37
                Amount of Subsequent Variable Annuity
                 Payments..................................... 38
                Value of the Annuity Unit..................... 38
                Transfers after you have Annuitized your
                 Contract..................................... 38
              DEATH BENEFITS.................................. 39
                Before Annuity Payments Begin................. 39
                Optional Death Benefit Riders................. 41
                   Highest Anniversary Value II (HAV II)
                    Death Benefit Option...................... 41
                   Premier II Death Benefit Option............ 42
                   Estate Enhancement Benefit II (EEB II)
                    Option.................................... 43

                  MyPath Highest Anniversary Death
                   Benefit (MyPath DB) (Single and Joint)
                   Options....................................  44
               Death Benefits After Annuity Payments
                Begin.........................................  47
               Abandoned Property Requirements................  47
             OPTIONAL LIVING BENEFIT RIDERS...................  48
               MyPath Core Flex (Single and Joint) Option.....  50
               MyPath Ascend (Single and Joint) Option........  59
               MyPath Summit (Single and Joint) Option........  68
               MyPath Value (Single and Joint) Option.........  76
             GENERAL INFORMATION..............................  83
               The Company -- Minnesota Life Insurance
                Company.......................................  83
               The Separate Account -- Variable Annuity
                Account.......................................  83
               Changes to the Separate Account -- Additions,
                Deletions or Substitutions....................  84
               Compensation Paid for the Sale of Contracts....  84
               Payments Made by Underlying Mutual
                Funds.........................................  85
               The General Account............................  86
             VOTING RIGHTS....................................  87
             FEDERAL TAX STATUS...............................  87
             PERFORMANCE DATA.................................  95
             STATEMENT OF ADDITIONAL INFORMATION..............  95
             APPENDIX A -- Condensed Financial
              Information and Financial Statements............ A-1
             APPENDIX B -- Illustration of Annuity Values..... B-1
               Illustration of Variable Annuity Income........ B-1
             APPENDIX C -- Types of Qualified Contracts....... C-1
             APPENDIX D -- Examples Illustrating Credit
              Enhancement..................................... D-1
             APPENDIX E -- Examples of Highest Anniversary
              Value II Death Benefit Option................... E-1
             APPENDIX F -- Examples of Premier II Death
              Benefit Option.................................. F-1
             APPENDIX G -- Examples of Estate Enhancement
              Benefit II Option............................... G-1
             APPENDIX H -- Examples of MyPath Highest
              Anniversary Death Benefit Single and Joint
              Options......................................... H-1
             APPENDIX I -- Examples of MyPath Core Flex
              Single and Joint Options........................ I-1
             APPENDIX J -- Examples of MyPath Ascend
              Single and Joint Options........................ J-1
             APPENDIX K -- Examples of MyPath Summit
              Single and Joint Options........................ K-1
             APPENDIX L -- Examples of MyPath Value Single
              and Joint Options............................... L-1

--------------------------------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION IN WHICH THE OFFERING WOULD BE UNLAWFUL. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON, REPRESENTATIVE OR OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON THEM.
--------------------------------------------------------------------------------

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting unit of measure used to calculate the value of a Sub-Account of the Variable Annuity Account, of this contract before Annuity Payments begin.

ANNUITANT: the natural person named as annuitant upon whose lifetime Annuity Payment benefits will be determined under the contract. An Annuitant's life may also be used to determine the value of death benefits and to determine the Maturity Date.

ANNUITY COMMENCEMENT DATE: the date on which Annuity Payments are elected to begin. This may be the Maturity Date or a date you select prior to the Maturity Date.

ANNUITY PAYMENTS: a series of payments for life; for life with a minimum number of payments guaranteed; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: an accounting unit of measure used to calculate the value of Annuity Payments under a Variable Annuity income option.

ASSUMED INVESTMENT RETURN: the annual investment return (AIR) used to determine the amount of the initial Variable Annuity Payment. Currently the AIR is equal to 4.5%.

CODE:  the Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a Commuted Value is elected for a period certain on a Variable Annuity Payment during the life of the Annuitant, a deferred sales charge may apply.

CONTRACT ANNIVERSARY: the same day and month as the Contract Date for each succeeding year of this contract.

CONTRACT DATE: the effective date of this contract. It is also the date from which we determine Contract Anniversaries and Contract Years.

CONTRACT VALUE: the sum of your values in the Variable Annuity Account, the DCA Fixed Account, and the Fixed Account, on any Valuation Date prior to the Annuity Commencement Date.

CONTRACT YEAR: a period of one year beginning with the Contract Date or a Contract Anniversary.

DESIGNATED LIFE: for the applicable optional death benefit and optional living benefit riders, the "Designated Life" is the Owner of the contract, or the Annuitant in the case of an Owner that is not a natural person, unless otherwise agreed to by us. The Designated Life will be used to determine the benefits under the single versions of the optional riders. The Designated Life will be shown on your contract rider. For the single versions of the optional rider, a Designated Life may not be added or changed after the rider effective date. For joint versions of the optional rider, an Owner must be a natural person.

DOLLAR COST AVERAGING (DCA) FIXED ACCOUNT: a Guaranteed Interest Option available for Purchase Payment allocations. Purchase Payments allocated to the DCA Fixed Account will be transferred out to the Sub-Accounts of the Variable Annuity Account that you elect, over a specified time period. Amounts in the DCA Fixed Account are part of our General Account.

FIXED ACCOUNT: a Guaranteed Interest Option available for Fixed Annuity Payments. If you elect Fixed Annuity Payments, your Contract Value will be transferred to the Fixed Account as of the date we receive your election. For any period prior to the date amounts are applied to provide Annuity

Payments, interest will be credited on amounts in the Fixed Account at an annual rate at least equal to the minimum guaranteed interest rate shown in your contract. Amounts in the Fixed Account are part of our General Account.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

GENERAL ACCOUNT: all of our assets other than those held in our other Separate Accounts.

GUARANTEED INTEREST OPTION: a type of investment option that provides an interest rate guaranteed for a specified period of time. The Guaranteed Interest Options currently include the Fixed Account (for Fixed Annuity Payments only) and the DCA Fixed Account (for new Purchase Payments only).

JOINT DESIGNATED LIFE AND DESIGNATED LIVES: for the applicable optional death benefit and optional living benefit riders, the "Joint Designated Life" is either the joint Owner or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the Designated Life. "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the joint versions of the optional riders. The Designated Life and Joint Designated Life will be shown on your contract rider. A Joint Designated Life may be removed because of divorce, but otherwise may not be added or changed after the rider effective date. The joint versions of the optional riders are not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing the joint version of an optional rider if you have questions about your spouse's status under federal law.

MATURITY DATE: the date this contract matures. The Maturity Date will be the first of the month on or following the oldest Annuitant's 95/th/ birthday, unless otherwise agreed to by us.

MINNESOTA LIFE, WE, OUR, US:  Minnesota Life Insurance Company.

NET INVESTMENT FACTOR: the Net Investment Factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the Variable Annuity Account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying Fund after deductions for all charges to the Variable Annuity Account including those for applicable optional benefit riders.

NON-QUALIFIED CONTRACT:  a contract other than a Qualified Contract.

OWNER, YOU, YOUR: the owner of the contract, which could be a natural person(s), or a corporation, trust, or custodial account that holds the contract as agent for the sole benefit of a natural person(s). The Owner has all of the rights under the contract.

PORTFOLIO(S), FUND(S): the mutual funds whose separate investment portfolios we have designated as eligible investments for the Variable Annuity Account. Each Sub-Account of the Variable Annuity Account invests in a different Portfolio. Currently these include the Portfolios shown on the cover page of this Prospectus.

PRO-RATA BASIS: values adjusted on a Pro-rata Basis means that the value being adjusted will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the value that is being adjusted immediately prior to the withdrawal,
   (b) is the total amount withdrawn, including any applicable charges, and
   (c) is the Contract Value immediately prior to the withdrawal.

PURCHASE PAYMENTS: amounts paid to us under your contract in consideration of the benefits provided.

QUALIFIED CONTRACT: a contract issued to an employer sponsored retirement plan or an individual retirement annuity or account that receives favorable tax treatment under Section 401, 404, 408, 408A or 457 of the Code. Currently, we issue Qualified Contracts that may include, but are not limited to, Traditional IRAs, Roth IRAs, and Simplified Employee Pension (SEP) IRAs.

SEPARATE ACCOUNT: a separate investment account for which the investment experience of its assets is separate from that of our other assets.

SUB-ACCOUNT: a division of the Variable Annuity Account. Each Sub-Account invests in a different Portfolio.

VALUATION DATE OR VALUATION DAYS:  each date on which a Portfolio is valued.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Portfolios.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the Variable Annuity Account. The investment experience of its assets is separate from that of our other assets.

HOW TO CONTACT US

We make it easy for you to find information on your annuity. Here's how you can get the answers you need.

ON THE INTERNET

Visit our eService Center 24 hours a day, 7 days a week at www.securian.com. Our eService Center offers the following (when applicable):

                                    [GRAPHIC]. Account values
                                               Variable investment performance
                                               Interest rates (when applicable)
                                               Service forms
                                               Beneficiary information
                                               Transaction tools to allow transfers
                                               Contribution and transaction history

ANNUITY SERVICE LINE

                                     [GRAPHIC]  .  Call our service line at
                                                   1-800-362-3141 to speak
                                                   with one of our customer
                                                   service representatives.
                                                   They're available Monday
                                                   through Friday from 7:30
                                                   a.m. to 4:30 p.m. Central
                                                   Time during normal
                                                   business days.

BY MAIL

                                    [GRAPHIC]  .  Purchase Payments, service
                                                  requests, and inquiries
                                                  sent by regular mail
                                                  should be sent to:
                                                   Minnesota Life
                                                   Annuity Services
                                                   P.O. Box 64628
                                                   St. Paul, MN 55164-0628

                                               .  All overnight express mail
                                                  should be sent to:
                                                   Annuity Services A3-9999
                                                   400 Robert Street North
                                                   St. Paul, MN 55101-2098


   . To receive a current copy of the Waddell & Reed Advisors Retirement Builder II Variable Annuity Statement of Additional Information (SAI) without charge, call 1-800- 362-3141, or complete and detach the following and send it to:
        Minnesota Life Insurance Company
        Annuity Services
        P.O. Box 64628
        St. Paul, MN 55164-0628

                    Name __________________________________________________________________

                    Address _______________________________________________________________

                    City _______________________________________________ State _______ Zip __

AN OVERVIEW OF CONTRACT FEATURES

ANNUITY CONTRACTS

An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; or for the joint lifetime of the Annuitant and another person. An annuity with payments which are guaranteed as to amount during the payment period is a Fixed Annuity. An annuity with payments which vary with the investment experience of a Separate Account is a Variable Annuity. An annuity contract may also be "deferred" or "immediate." An immediate annuity contract is one in which Annuity Payments begin right away, generally within a month or two after our receipt of your Purchase Payment. A deferred annuity contract delays your Annuity Payments until a later date. During this deferral period, also known as the accumulation period, your annuity Purchase Payments and any earnings accumulate on a tax deferred basis. GUARANTEES PROVIDED BY THE INSURANCE COMPANY AS TO THE BENEFITS PROMISED IN THE ANNUITY CONTRACT ARE SUBJECT TO THE CLAIMS PAYING ABILITY OF THE INSURANCE COMPANY AND ARE SUBJECT TO THE RISK THAT THE INSURANCE COMPANY MAY DEFAULT ON ITS OBLIGATIONS UNDER THOSE GUARANTEES.

TYPE OF CONTRACT

The contract is a Variable Annuity contract which provides for monthly Annuity Payments. These payments may begin immediately or at a future date you specify.

This Prospectus describes two different contracts, which are referred to as "series." There are 2 series available: B Series and L Series. The primary differences are the deferred sales charge and expenses you pay. Unless otherwise stated, the product features are the same for each series. Below is a summary of certain contract features and expenses. PLEASE SEE THE CORRESPONDING SECTION OF THE PROSPECTUS FOR COMPLETE DETAILS, RESTRICTIONS OR LIMITATIONS THAT MAY APPLY. Your contract has a right of cancellation which is described in detail in the section entitled "Right of Cancellation or Free Look." Charges that apply to your contract may be found in the section entitled "Contract Charges and Fees." State variations of certain features may exist and a particular contract series may not be available in every state. In addition, we may offer other Variable Annuity contracts which could be more or less expensive, or have different benefits from these contracts. See your registered representative for more information and to help determine if this product is right for you.

PURCHASE PAYMENTS:*

    Initial Minimum -- B Series                        $10,000 for Non-Qualified Contracts
                                                       $5,000 for Qualified Contracts
    Initial Minimum -- L Series                        $10,000 for Non-Qualified Contracts
                                                       and Qualified Contracts
    Subsequent payment minimum (B and L Series)        $500
                                                       ($100 for automatic payment plans)
    Maximum cumulative Purchase Payments (B and L      $1,000,000
    Series) (without our prior consent)

   * Please note: If you intend to use this contract as part of an employer sponsored retirement plan or it is a Qualified Contract, the retirement plan or Qualified Contract may have contribution minimums or maximums that are different than those that apply to this contract. In addition, you will receive no additional benefit from the tax deferral feature of the annuity since the employer sponsored retirement plan (if it is tax qualified) or Qualified Contract is already tax deferred. You should consult your tax advisor to ensure that you meet all of the requirements and limitations, and to be sure this contract is appropriate to your situation.

CREDIT ENHANCEMENT:
When you make a Purchase Payment to your contract, we will add an amount, called a credit enhancement, to your Contract Value if your cumulative net Purchase Payments meet or exceed $250,000. Cumulative net Purchase Payments are the total of all Purchase Payments we have received for this contract less any prior withdrawals from Contract Value (including associated charges). No credit enhancement will be applied if your cumulative Purchase Payments are less than $250,000.

When we receive a Purchase Payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net Purchase Payments. The credit enhancement will be added to your Contract Value and allocated to the Sub-Accounts of the Variable Annuity Account and the Guaranteed Interest Options in the same proportion as the Purchase Payment that triggers the credit enhancement calculation. Credit enhancements, and any gains or losses attributable to the credit enhancements are not a Purchase Payment and will be considered earnings under the contract.

We will take back, or recapture, all credit enhancements if you elect to terminate the contract under the right to examine (or "free look") provision. In addition, we will recapture any credit enhancements applied to your contract within 12 months of the date any amounts are paid out as a death benefit or within 12 months of the date you apply amounts to provide Annuity Payments.

We will not recapture any amounts paid out as a death benefit or applied to provide Annuity Payments more than 12 months after the last credit enhancement was added to the contract.

For a detailed discussion, including how the credit enhancement is calculated and applied, please refer to the section entitled "Credit Enhancement and Recapture." The credit enhancement feature of the contract may not be available in all states. Ask your representative if this is available in your state.

INVESTMENT OPTIONS:

   Fixed Account (available only for Fixed Annuity Payments)     Minnesota Life General Account

   DCA Fixed Account (new Purchase Payments only)                6 Month Option

   DCA Fixed Account (new Purchase Payments only)
                                                                 12 Month Option

   Variable Annuity Account
                                                                 See the list of Portfolios on the cover page

WITHDRAWALS:

                        Minimum withdrawal amount     $250

   (Withdrawals and surrenders may be subject to deferred sales charges.)

In certain cases the deferred sales charge ("DSC") is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first Contract Anniversary:

  .  Hospital and Medical Care Waiver

  .  Terminal Condition Waiver

State variations may apply to these waivers. See your representative and the section entitled "Contract Charges and Fees" for more details. The DSC is also waived at death and upon annuitization.

DEATH BENEFIT AND OPTIONAL DEATH BENEFIT RIDERS

Your contract provides a standard guaranteed minimum death benefit. Certain optional death benefits may also be selected for an additional charge and may provide the opportunity for a larger death benefit. The optional death benefits include:

  .  HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION,

  .  PREMIER II DEATH BENEFIT (PDB II) OPTION, and

  . MYPATH/TM/ HIGHEST ANNIVERSARY DEATH BENEFIT (MYPATH DB) (SINGLE AND JOINT) OPTION. This rider is only available when you also elect to buy a MyPath Core Flex or the MyPath Value optional living benefit rider.

In addition to the HAV II and PDB II optional riders, you may also elect the ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION FOR AN ADDITIONAL CHARGE. This optional contract rider provides for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death such as federal and state taxes that may be payable on any taxable gains in your contract.

Once you elect an optional rider, you may not cancel it. Please refer to the section entitled "Optional Death Benefit Riders" later in the Prospectus for a complete description of each rider, its benefits, limitations, and restrictions. Please also refer to the section entitled "Optional Contract Rider Charges" later in the Prospectus for a complete description of the rider charges.

ALLOCATION OF CONTRACT VALUES

You can change your allocation of future Purchase Payments by giving us written notice or a telephone call notifying us of the change. New Purchase Payments may be allocated among the Portfolios or to the DCA Fixed Account. Before Annuity Payments begin, you may generally transfer all or a part of your Contract Value among the Portfolios. However, if you elect a living benefit rider, your investment options may be limited to certain options permitted by us.

After Annuity Payments begin, you may instruct us to transfer amounts held as annuity reserves among the Variable Annuity Sub-Accounts for a Variable Annuity, subject to some restrictions. Once Annuity Payments begin, annuity reserves may not be transferred from a Variable Annuity to a Fixed Annuity or from a Fixed Annuity to a Variable Annuity. Please see the section of this Prospectus entitled "Annuitization Benefits and Options -- Transfers after you have Annuitized your Contract" for additional information on annuity reserves.

AVAILABLE ANNUITY OPTIONS

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; and a joint and last survivor annuity. Each annuity option may be elected as a Variable or Fixed Annuity or a combination of the two. Other annuity options may be available from us on request.

OPTIONAL LIVING BENEFIT RIDERS

Certain other optional contract riders may also be available to you for an additional charge. These are sometimes referred to as "living benefits." We currently offer the following single and joint versions of optional living benefit riders, each of which is a guaranteed lifetime withdrawal benefit rider:

  .  MYPATH CORE FLEX (SINGLE AND JOINT),

  .  MYPATH ASCEND (SINGLE AND JOINT),

  .  MYPATH SUMMIT (SINGLE AND JOINT), AND

  .  MYPATH VALUE (SINGLE AND JOINT).

Collectively, these optional riders are sometimes referred to as the MyPath Lifetime Income optional riders.

Only one living benefit may be elected on a contract. When you elect a living benefit rider your investment choices will be limited and you must allocate your entire Contract Value to an allocation plan permitted by us. Purchase Payment amounts after your initial Purchase Payment may also be limited. Each optional contract rider may or may not be beneficial to you depending on your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s), it may adversely affect the benefit of the optional contract rider. Each rider also has a charge that applies to it. The charges are discussed in the section entitled "Optional Contract Rider Charges."

Each of the MyPath Lifetime Income optional riders is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on or after a certain date (referred to as the benefit date) and continuing over the lifetime of the Designated life (for Single versions), and over the lifetime of two Designated Lives (for Joint versions), regardless of the underlying Sub-Account performance. The amount received will be in the form of a withdrawal from your Contract Value if the Contract Value is greater than zero. If the Contract Value falls to zero, the amount received will be pursuant to the automatic payment phase. Please be aware that if you withdraw more than the guaranteed annual withdrawal amount, that withdrawal may adversely reduce the amount you can withdraw in future years, and as a result the benefit may be reduced or eliminated.

Once you elect an optional rider, you may not cancel it. Please refer to the section entitled "Optional Living Benefit Riders" later in the Prospectus for a complete description of each rider, its benefits, and its limitations and restrictions. Please also refer to the section entitled "Optional Contract Rider Charges" later in the Prospectus for a complete description of the rider charges.

CONTRACT CHARGES AND EXPENSES

The following contract expense information is intended to illustrate the expenses of the Waddell & Reed Advisors Retirement Builder II Variable Annuity contract. All expenses shown are rounded to the nearest dollar.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted upon annuitization.

OWNER TRANSACTION EXPENSES

  SALES LOAD IMPOSED ON PURCHASES

                  (as a percentage of Purchase Payments)    None

  DEFERRED SALES CHARGE

 . Deferred sales charges may apply to withdrawals, partial surrenders and surrenders.

  (as a percentage of each Purchase Payment)

                         CONTRACT YEARS SINCE PAYMENT B SERIES L SERIES
                         ---------------------------- -------- --------
                                     0-1                 8%       8%
                                     1-2                 8%       8%
                                     2-3                 7%       7%
                                     3-4                 6%       6%
                                     4-5                 6%       0%
                                     5-6                 5%       0%
                                     6-7                 4%       0%
                                     7-8                 3%       0%
                               8 and thereafter          0%       0%
         SURRENDER FEES                                 None     None

         TRANSFER FEE*

           Maximum Charge                               $10*     $10*
           Transfer Charge                              None     None

* (We reserve the right to impose a $10 charge for each transfer when transfer requests exceed 12 in a single Contract Year. Currently this fee is waived.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

                                            B SERIES L SERIES
                                            -------- --------
                  ANNUAL MAINTENANCE FEE**    $50      $50

** (Applies only to contracts where the greater of the Contract Value or Purchase Payments, less withdrawals, is less than $50,000 on the Contract Anniversary and at surrender. Does not apply after annuitization.)

SEPARATE ACCOUNT ANNUAL EXPENSES BEFORE ANNUITY PAYMENTS COMMENCE (as a percentage of average account value)

BASE CONTRACT SEPARATE ACCOUNT CHARGES

                                                                           B SERIES L SERIES
                                                                           -------- --------
Mortality and Expense Risk Charge                                            1.15%    1.55%
Administrative Charge                                                        0.15%    0.15%
                                                                             ----     ----
Total Base Contract Separate Account Annual Expenses (No Optional Riders)    1.30%    1.70%

OPTIONAL SEPARATE ACCOUNT CHARGES

                                                       B SERIES L SERIES
                                                       -------- --------
        Estate Enhancement Benefit II (EEB II) Charge    0.25%    0.25%

MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS

                                    TOTAL CHARGE:     TOTAL CHARGE:
                                  OPTIONAL CHARGE + OPTIONAL CHARGE +
                                    BASE CONTRACT     BASE CONTRACT
                                      B SERIES          L SERIES
                                  ----------------- -----------------
          Base Contract + EEB II        1.55%             1.95%

(The HAV II, Premier II, MyPath DB, and each of the MyPath Lifetime Income optional riders are not included with the above charges because these charges are calculated on a different basis than the above-described charges.)

OTHER OPTIONAL BENEFIT CHARGES (APPLIES TO B AND L SERIES WHERE APPLICABLE)

------------------------------------------------------------------------------------------------------
                                         CURRENT    MAXIMUM     TO DETERMINE THE
                                         BENEFIT    POSSIBLE      AMOUNT TO BE
                                          CHARGE     CHARGE   DEDUCTED, THE ANNUAL  THE BENEFIT CHARGE
                                          ANNUAL     ANNUAL   CHARGE PERCENTAGE IS    IS DEDUCTED ON
            OPTIONAL RIDER              PERCENTAGE PERCENTAGE  MULTIPLIED BY THE:         EACH:
------------------------------------------------------------------------------------------------------
OPTIONAL DEATH BENEFIT RIDERS CURRENTLY OFFERED/1/
------------------------------------------------------------------------------------------------------
Highest Anniversary Value II               0.30%      0.30%       Death Benefit     Quarterly Contract
  (HAV II) Death Benefit Charge/1, 2 /                                                 Anniversary
------------------------------------------------------------------------------------------------------
Premier II Death Benefit (PDB II)          0.80%      0.80%       Death Benefit     Quarterly Contract
  Charge/1, 3 /                                                                        Anniversary
------------------------------------------------------------------------------------------------------
MyPath Highest Anniversary Death           0.40%      0.40%    Highest Anniversary
  Benefit -- Single and Joint                                     Death Benefit     Quarterly Contract
  (MyPath DB) Charge/1, 4 /                                                            Anniversary
------------------------------------------------------------------------------------------------------
OPTIONAL LIVING BENEFIT RIDERS CURRENTLY OFFERED/5/
------------------------------------------------------------------------------------------------------
MyPath Core Flex -- Single                 1.20%      2.00%    Greater of Contract  Quarterly Contract
  Charge/5, 6 /                                               Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Core Flex -- Joint Charge/5, 7 /    1.30%      2.00%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Ascend -- Single Charge/5, 8 /      1.40%      2.25%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Ascend -- Joint Charge/5, 9 /       1.50%      2.25%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Summit -- Single Charge/5, 8 /      1.40%      2.25%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Summit -- Joint Charge/5, 9 /       1.50%      2.25%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Value -- Single Charge/5, 10 /      0.45%      1.00%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------
MyPath Value -- Joint Charge/5, 11 /       0.55%      1.00%    Greater of Contract  Quarterly Contract
                                                              Value or Benefit Base    Anniversary
------------------------------------------------------------------------------------------------------

/1/ For each optional death benefit rider, beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the charge will be multiplied by the death benefit (for MyPath DB, it is multiplied by the Highest Anniversary Death Benefit as determined under the rider) on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled 'Death Benefits -- Optional Death Benefit Riders' for details on how the death benefit (or Highest Anniversary Death Benefit in the case of MyPath DB) is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period. Each rider may only be elected when you submit your application for the contract.

/2/ The annual HAV II charge is equal to 0.30% of the death benefit, and an amount equal to one quarter of the charge (0.075%) will be multiplied by the death benefit every three months, as described above. This option may not be elected in combination with any optional living benefit rider.

/3/ The annual PDB II charge is equal to 0.80% of the death benefit, and an amount equal to one quarter of the charge (0.20%) will be multiplied by the death benefit every three months, as described above. This option may not be elected in combination with any optional living benefit rider.

/4/ The annual MyPath DB charge is equal to 0.40% of the Highest Anniversary
 Death Benefit, and an amount equal to one quarter of the charge (0.10%) will be multiplied by the Highest Anniversary Death Benefit every three months, as described above. It is possible that the death benefit amount under the contract may be higher than the Highest Anniversary Death Benefit amount, but the charge for the rider is based on the Highest Anniversary Death Benefit amount. The MyPath DB -- Single option may only be elected in conjunction with the single version of MyPath Core Flex or MyPath Value. The MyPath DB -- Joint option may only be elected in conjunction with the joint version of MyPath Core Flex or MyPath Value.

/5/ For each optional living benefit rider, beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge will be multiplied by the greater of the Contract Value or the benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. The current annual rider charge may increase to no more than the maximum charge shown if your benefit base is reset to the Contract Value. See the section of this Prospectus entitled 'Optional Living Benefit Riders' for details on how the benefit base is determined and how the rider charge could increase. Each rider may only be elected when you submit your application for the contract.

/6/ The annual MyPath Core Flex -- Single charge is equal to 1.20% of the greater of the Contract Value or benefit base, and an amount equal to one quarter of the charge (0.30%) will be multiplied by the greater of the Contract Value or the benefit base every three months, as described above. This option may not be elected in combination with any optional death or living benefit rider, except MyPath DB -- Single.

/7/ The annual MyPath Core Flex -- Joint charge is equal to 1.30% of the of the greater of the Contract Value or benefit base, and an amount equal to one quarter of the charge (0.325%) will be multiplied by the greater of the Contract Value or the benefit base every three months, as described above. This option may not be elected in combination with any optional death or living benefit rider, except MyPath DB -- Joint.

/8/ The annual MyPath Ascend -- Single and MyPath Summit -- Single charge is equal to 1.40% of the of the greater of the Contract Value or benefit base, and an amount equal to one quarter of the charge (0.35%) will be multiplied by the greater of the Contract Value or the benefit base every three months, as described above. These options may not be elected in combination with any optional death or living benefit rider.

/9/ The annual MyPath Ascend -- Joint and MyPath Summit -- Joint charge is equal to 1.50% of the of the greater of the Contract Value or benefit base, and an amount equal to one quarter of the charge (0.375%) will be multiplied by the greater of the Contract Value or the benefit base every three months, as described above. These options may not be elected in combination with any optional death or living benefit rider.

/10/ The annual MyPath Value -- Single charge is equal to 0.45% of the of the greater of the Contract Value or benefit base, and an amount equal to one quarter of the charge (0.1125%) will be multiplied by the greater of the Contract Value or the benefit base every three months, as described above. This option may not be elected in combination with any optional death or living benefit rider, except MyPath DB -- Single.

/11/ The annual MyPath Value -- Joint charge is equal to 0.55% of the of the greater of the Contract Value or benefit base, and an amount equal to one quarter of the charge (0.1375%) will be multiplied by the greater of the Contract Value or the benefit base every three months, as described above. This option may not be elected in combination with any optional death or living benefit rider, except MyPath DB -- Joint.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

                                                                               MINIMUM MAXIMUM
-                                                                              ------- -------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                   0.45%   2.00%

State premium taxes may also be deducted ranging from 0% to 3.5% depending on applicable law. See "Premium Tax" section for more information.

OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other Variable Annuity contracts. These costs include Owner transaction expenses, annual maintenance fees, Separate Account annual expenses, and Portfolio company fees and expenses.

Please note:

  .  You may elect only one optional living benefit rider on the contract.

  . You may not elect the HAV II, PDB II, or the EEB II with any optional living benefit rider.

  . You may only elect MyPath DB along with the MyPath Core Flex or MyPath Value optional living benefit riders.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and uses the Separate Account annual expenses before Annuity Payments commence. The Example is shown using both the least expensive Portfolio (Minimum Fund Expenses) and the most expensive Portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:

  . Base + MyPath DB -- Joint + MyPath Core Flex -- Joint (B and L Series contracts)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                     IF YOU ANNUITIZE AT THE END OF THE
                             IF YOU SURRENDERED YOUR CONTRACT AT THE AVAILABLE TIME PERIOD OR YOU DO
                             END OF THE APPLICABLE TIME PERIOD         NOT SURRENDER YOUR CONTRACT
                             --------------------------------------- -------------------------------
B SERIES                     1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS 5 YEARS 10 YEARS
--------                     ------   -------   -------   --------   ------    ------- ------- --------
MAXIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint   $1,371   $2,440    $3,543     $6,076     $571     $1,740  $2,943   $6,076
MINIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint   $1,219   $1,995    $2,823     $4,763     $419     $1,295  $2,223   $4,763

L SERIES
--------
MAXIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint   $1,411   $2,555    $3,125     $6,388     $611     $1,855  $3,125   $6,388
MINIMUM FUND EXPENSES
Base + MyPath DB -- Joint +
 MyPath Core Flex -- Joint   $1,260   $2,114    $2,419     $5,130     $460     $1,414  $2,419   $5,130

NOTE: In the above example, the charge for MyPath Core Flex -- Joint assumes the maximum annual fee rate of 2.00% applies for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.

Different fees and expenses not reflected in the examples above apply after Annuity Payments commence. Please see the section entitled "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SEPARATE ACCOUNT ANNUAL EXPENSES AFTER ANNUITY PAYMENTS COMMENCE (as a percentage of average account value)

This section shows the fees and charges that apply to your contract after Annuity Payments commence.

SEPARATE ACCOUNT BASED CHARGES                                        B SERIES        L SERIES

Mortality and Expense Risk Charge                                       1.20%           1.20%

Administrative Charge                                                   0.15%           0.15%
                                                                   --------------  --------------

Total Base Contract Separate Account Annual Expenses (No Optional
  Riders)                                                               1.35%           1.35%

Optional Separate Account Charges                                  Not Applicable  Not Applicable

OTHER CHARGES                                                         B SERIES        L SERIES

Optional Benefit Charges                                           Not Applicable  Not Applicable

CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

The financial history of each Sub-Account may be found in the appendix under the heading "Condensed Financial Information and Financial Statements." The complete financial statements of the Variable Annuity Account and Minnesota Life are included in the Statement of Additional Information.

THE PORTFOLIOS

Below is a list of the Portfolios, their investment adviser and/or investment sub-adviser. The prospectus for the Portfolios must accompany this Prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including investment objective and discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD CAREFULLY READ THESE PROSPECTUSES BEFORE INVESTING IN THE CONTRACT. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.

     FUND/PORTFOLIO           INVESTMENTADVISER       INVESTMENT SUB-ADVISOR
     --------------           -----------------       ----------------------
IVY FUNDS VARIABLE
 INSURANCE PORTFOLIOS
Ivy Funds VIP Asset        Waddell & Reed
 Strategy                  Investment Management
                           Company
Ivy Funds VIP Balanced     Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP Bond         Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP Core Equity  Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP Dividend     Waddell & Reed
 Opportunities             Investment Management
                           Company
Ivy Funds VIP Energy       Waddell & Reed
                           Investment Management
                           Company
Ivy Funds Global Bond      Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP Global       Waddell & Reed
 Natural Resources         Investment Management
                           Company
Ivy Funds VIP Growth       Waddell & Reed
                           Investment Management
                           Company

     FUND/PORTFOLIO           INVESTMENTADVISER       INVESTMENT SUB-ADVISOR
     --------------           -----------------       ----------------------
Ivy Funds VIP High Income  Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP              Waddell & Reed
 International Core Equity Investment Management
                           Company
Ivy Funds VIP              Waddell & Reed
 International Growth      Investment Management
                           Company
Ivy Funds VIP              Waddell & Reed
 Limited-Term Bond         Investment Management
                           Company
Ivy Funds VIP Micro Cap    Waddell & Reed            Wall Street Associates,
 Growth                    Investment Management     LLC
                           Company
Ivy Funds VIP Mid Cap      Waddell & Reed
 Growth                    Investment Management
                           Company
Ivy Funds VIP Money Market Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP Real Estate  Waddell & Reed            Advantus Capital
 Securities                Investment Management     Management, Inc.
                           Company
Ivy Funds VIP Science and  Waddell & Reed
 Technology                Investment Management
                           Company
Ivy Funds VIP Small Cap    Waddell & Reed
 Growth                    Investment Management
                           Company
Ivy Funds VIP Small Cap    Waddell & Reed
 Value                     Investment Management
                           Company
Ivy Funds VIP Value        Waddell & Reed
                           Investment Management
                           Company
Ivy Funds VIP Pathfinder   Waddell & Reed
 Aggressive                Investment Management
                           Company
Ivy Funds VIP Pathfinder   Waddell & Reed
 Moderately Aggressive     Investment Management
                           Company
Ivy Funds VIP Pathfinder   Waddell & Reed
 Moderate                  Investment Management
                           Company
Ivy Funds VIP Pathfinder   Waddell & Reed
 Moderately Conservative   Investment Management
                           Company
Ivy Funds VIP Pathfinder   Waddell & Reed
 Conservative              Investment Management
                           Company
Ivy Funds VIP Pathfinder   Waddell & Reed            Advantus Capital
 Moderately Aggressive --  Investment Management     Management, Inc.
 Managed Volatility        Company
Ivy Funds VIP Pathfinder   Waddell & Reed            Advantus Capital
 Moderate -- Managed       Investment Management     Management, Inc.
 Volatility                Company
Ivy Funds VIP Pathfinder   Waddell & Reed            Advantus Capital
 Moderately                Investment Management     Management, Inc.
 Conservative -- Managed   Company
 Volatility

DESCRIPTION OF THE CONTRACT

Your contract may be used in connection with certain employer sponsored retirement plans or individual retirement annuities adopted by, or on behalf of, individuals. It may also be purchased by individuals not as a part of any employer sponsored retirement plan or individual retirement annuities. The contract provides for a Variable Annuity or a Fixed Annuity to begin at some future date.

You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. We currently require each Owner and Annuitant to be 85 years old or less at the time the contract is issued. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. We reserve the right to reject any application for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines.

OWNERSHIP, ANNUITANTS, AND BENEFICIARIES

OWNER
You, as the Owner, have all the rights under the contract, both before and after the Annuity Commencement Date. The Owner is designated on the Contract Date. Unless prohibited by law or regulation for a Qualified Contract, you may change the Owner at any time. The new Owner must meet our issue requirements in effect on the date we receive your written request to change the Owner. If the Owner, who is not also the Annuitant, dies on or after the Annuity Commencement Date, the beneficiary will become the new Owner.

Qualified Contracts can only have one Owner. Non-Qualified Contracts can be owned by up to two natural Owners. If a contract has joint Owners, the joint Owners have equal ownership rights and both must authorize any exercising of those ownership rights unless otherwise permitted by us.

If you elect an optional living benefit rider, there may be limitations on having joint Owners or changing Owners. Please see the section of this Prospectus entitled "Optional Living Benefit Riders" for additional information on these limitations.

ANNUITANT
The natural person(s) named as Annuitant upon whose life Annuity Payment benefits will be determined under the contract. The Annuitant's life may also be used to determine the value of death benefits and to determine the Maturity Date. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Commencement Date, but you cannot change the Annuitant if the Owner is not a natural person, such as a trust, corporation or similar entity. If the Annuitant is not the Owner and dies prior to the Annuity Commencement Date, the Owner may name a new Annuitant if the Owner is a natural person. If a new Annuitant is not named, the youngest Owner will become the Annuitant. If the Owner is not a natural person and the Annuitant dies prior to the Annuity Commencement Date, the death will be treated as the death of the Owner, as further described in the section of this Prospectus entitled "Death Benefits."

You may name a joint Annuitant, whose life, together with the Annuitant's, Annuity Payment benefits will be determined under the contract.

If you elect an optional living benefit rider, there may be limitations on having joint Annuitants or changing Annuitants. Please see the section of this Prospectus entitled "Optional Living Benefit Riders" for additional information on these limitations.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it. For more information, please see the section of this Prospectus entitled "Death Benefits." You should consult your financial advisor for assistance in designating and changing Owners and Annuitants.

BENEFICIARY
The person, persons or entity designated by you to receive any death benefit proceeds payable prior to the Annuity Commencement Date, or to receive any remaining Annuity Payments payable on the death of the Annuitant after the Annuity Commencement Date. The beneficiary will be the first person on the following list who is alive on the date of death: a surviving natural Owner (if any), the primary

(class 1) beneficiary, or the secondary (class 2) beneficiary. If none of the above is alive, proceeds will be paid to your estate, unless the Owner is not a natural person, in which case we will pay the Owner.

If the Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

RIGHT OF CANCELLATION OR "FREE LOOK"

You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628. If you cancel and return your contract during the "free look period", we will refund to you the amount of your Contract Value less the amount of any credit enhancement(s) that were credited to your contract plus any premium tax charges that may have been deducted, or such other amount as required by your state. Purchase Payments will be invested in accordance with your allocation instructions during the free look period. You may bear the investment risk for your Purchase Payments during this period.

Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

1035 EXCHANGES OR REPLACEMENTS

If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a "Section 1035 Exchange" or "Replacement", it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact of Section 1035 Exchanges, see "Federal Tax Status --
Section 1035 Exchanges."

PURCHASE PAYMENTS

You choose when to make Purchase Payments. Your initial Purchase Payment must be at least equal to the following and must be in U.S. dollars:

B Series  $10,000 for Non-Qualified Contracts and $5,000 for Qualified Contracts
L Series  $10,000 for both Non-Qualified Contracts and Qualified Contracts

We may reduce the initial Purchase Payment requirement if you purchase this contract through a 1035 exchange or qualified retirement plan direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial Purchase Payment for this contract, but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial Purchase Payment requirement due to market conditions.

You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to employer sponsored retirement plans or Qualified Contracts. Be sure to review your employer sponsored retirement plan's or your Qualified Contract's contribution rules, applicable to your situation.

We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which Portfolios you desire, or are otherwise incomplete, or

(2) you do not consent to our retention of your payment until the application or instructions are made complete and in "good order."

Purchase Payments subsequent to your initial payment must be at least $500 regardless of whether it is a Qualified or Non-Qualified Contract. Total Purchase Payments may not exceed $1,000,000 for the benefit of the same Owner or Annuitant except with our consent. For purposes of this limitation, we may aggregate other Minnesota Life annuity contracts with this one. Additional Purchase Payments will not be accepted while either the Owner or joint Owner (or Annuitant, if the Owner is not a natural person) qualifies under the hospital and medical care or terminal condition provisions for the waiver of any deferred sales charges. In addition, we reserve the right to refuse to accept additional Purchase Payments at any time on or after the Contract Date for any reason. We reserve the right to refuse an individual Purchase Payment if appropriate under our policies related to anti-money laundering or stranger owned contracts. Upon advance written notice, we may also exercise our rights under the contract or optional riders to limit or discontinue acceptance of all future Purchase Payments. This means that if we exercise these rights, you will not be able to make additional Purchase Payments and therefore will no longer be able to increase your Contract Value through additional Purchase Payments to the contract. Any guaranteed or optional benefits you may have elected and which are determined by the amount of Purchase Payments will also no longer be able to be increased through any additional Purchase Payments to the contract. You should consider these Purchase Payment limitations, and all other limitations in this contract, and how they may impact your long-term investment plans, especially if you intend on making additional Purchase Payments over a long period of time.

If we exercise these rights, there will be no impact to Purchase Payments received prior to the effective date of the limitation or to benefits already accrued in the contract and/or optional riders. We will apply these limitations in a non-discriminatory manner.

Certain states may not allow future Purchase Payments to be limited beyond the minimum and maximum Purchase Payments stated in the contract or optional rider. See your contract for complete details.

CREDIT ENHANCEMENT AND RECAPTURE

When you make a Purchase Payment to your contract, we will add an amount, called a credit enhancement, to your Contract Value if your cumulative net Purchase Payments meet or exceed $250,000. Cumulative net Purchase Payments are the total of all Purchase Payments we have received for this contract less any prior withdrawals from Contract Value (including associated charges). No credit enhancement will be applied if your cumulative Purchase Payments are less than $250,000.

When we receive a Purchase Payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net Purchase Payments, according to the following schedule:

        CUMULATIVE NET PURCHASE PAYMENTS  CREDIT ENHANCEMENT PERCENTAGE
        --------------------------------  -----------------------------
             $250,000-$499,999.99                     0.25%
             $500,000-$749,999.99                     0.50%
             $750,000-$999,999.99                     0.75%
              $1,000,000 or more                      1.00%

The amount of the credit enhancement will be calculated as follows:

   a.  cumulative net Purchase Payments; multiplied by

   b.  the applicable credit enhancement percentage from the table above; minus

   c.  any credit enhancements previously applied to Contract Value.

The credit enhancement will be added to your Contract Value and allocated to the Sub-Accounts of the Variable Annuity Account and the Guaranteed Interest Options in the same proportion as the Purchase Payment that triggers the credit enhancement calculation.

We will take back, or recapture, credit enhancements in the following circumstances:

   1) If you return your contract under the right of cancellation/free look provision, we will deduct an amount equal to all of the credit enhancements added to your contract;

   2) If a death benefit is paid, we will deduct an amount equal to all credit enhancements added to your contract within 12 months of the date any amounts are paid out as a death benefit; and

   3) If you apply amounts to provide Annuity Payments (i.e., annuitize) we will recapture all credit enhancements added to your contract within 12 months of the date you apply amounts to provide Annuity Payments.

We will never recapture more than the dollar amount of the credit enhancement added to your contract. In other words, we do not recapture investment gain or earnings attributable to credit enhancements. However, decreases in your contract's Sub-Account values, which includes the value of the Accumulation Units attributable to credit enhancements, does not diminish the dollar amount subject to recapture. Therefore, additional Accumulation Units must become subject to recapture as the value of Accumulation Units decreases. Stated differently, you bear the investment risk for the credit enhancements added to your contract because the proportionate share of any contract Owner's variable Contract Value that we recapture increases as the variable Contract Value decreases. This has the potential to dilute somewhat the contract Owner's interest in their contract as compared to other contract owners who do not trigger the recapture provision. Finally, because it is not administratively feasible to track unvested credit enhancements, we are unable to refund any asset based fees or charges that might be applied to credit enhancements which are subsequently recaptured.

The credit enhancements are treated as earnings for federal tax purposes. Credit enhancements are also treated as earnings, not Purchase Payments, when you calculate a benefit, such as an optional benefit, under the contract. Some of the guaranteed and optional benefits under this contract have an initial benefit value equal to the amount of your Purchase Payments. Since the credit enhancement is not treated as a Purchase Payment, it will not increase the initial value of that benefit. If however, a benefit calculation uses the Contract Value, such as when a benefit "resets", the current value of the credit enhancement will be reflected in the guaranteed or optional benefit.

The death benefit provided with the contract, each optional death benefit rider (except EEB II), and each optional living benefit rider has an initial benefit value based on Purchase Payments. For examples of how the credit enhancement may impact the initial values of a particular optional living benefit, please see Appendix D.

There may be circumstances under which the contract Owner may be worse off from having received the credit enhancement. For example, if the contract Owner cancels the contract during the free look period, we recapture the dollar value of all of the credit enhancements that had been credited to your contract. If the state law provides that Contract Value is returned on a free look, and if the performance of the applicable Sub-Accounts has been negative during that period, we will return the Contract Value less the credit enhancement(s). The negative performance associated with the credit enhancement will reduce the Contract Value more than if the credit enhancement had not been applied.

The credit enhancement currently being offered may be increased, decreased, or discontinued by us at any time for prospectively issued contracts. In addition, the credit enhancement feature of the contract may not be available in all states. Ask your representative if this is available in your state.

AUTOMATIC PURCHASE PLAN

If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent Purchase Payment amount is reduced to $100. You may elect Purchase Payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a Valuation Date, for example because it is a holiday or weekend, the transaction will be processed on the next Valuation Date. An APP is not available if the contract is a Simplified Employee Pension (SEP) IRA.

PURCHASE PAYMENT ALLOCATION OPTIONS

Your Purchase Payments may be allocated to a Portfolio of the Variable Annuity Account or to the DCA Fixed Account. There is no minimum amount which must be allocated to any of the allocation options. You may only allocate your Purchase Payments or Contract Value to the Fixed Account after you have elected to begin Fixed Annuity Payments.

CUSTOMCHOICE ALLOCATION OPTION

In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is available if you purchase single or joint versions of MyPath Core Flex or MyPath Value. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS. If you choose to participate in this option you must allocate 100% of your Contract Value within the limitations set forth below.

You may transfer your Contract Value among the Fund options within a group or among Funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between Funds within the CustomChoice Allocation Option will be validated against the limitations based on Contract Values as of the Valuation Date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.

If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. The DCA Fixed Account option is not available if you participate in the CustomChoice Allocation Option.

In selecting an allocation option, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. ASSET ALLOCATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST A LOSS IN A DECLINING MARKET.

To participate in the CustomChoice Allocation Option you must allocate 100% of your Contract Value to Groups A, B, C, D, and E, according to the following limitations:

    Group A -- a MINIMUM of 30% and MAXIMUM of 60% of your total allocation, but no more than 30% of your total allocation may be allocated to any single Fund in Group A

    Group B -- a MINIMUM of 40% and MAXIMUM of 70% of your total allocation

    Group C -- a MAXIMUM of 30% of your total allocation

    Group D -- a MAXIMUM of 10% of your total allocation

    Group E -- a MAXIMUM of 5% of your total allocation

Please note -- the above percentage limitations require that you allocate a minimum of 30% of your Contract Value to Group A and a minimum of 40% of your Contract Value to Group B. You are not required to allocate anything to Groups C, D, or E.

The underlying Funds in each subgroup are:

GROUP A (30% - 60% - NO MORE THAN 30% IN ANY SINGLE FUND)

             -----------------------------------------------------
             IVY FUNDS VARIABLE           .  Ivy Funds VIP Money
             INSURANCE PORTFOLIOS            Market
               .  Ivy Funds VIP Bond
               .  Ivy Funds VIP
                  Limited-Term Bond
             -----------------------------------------------------

GROUP B (40% - 70%)

             -----------------------------------------------------
             IVY FUNDS VARIABLE           .  Ivy Funds VIP
             INSURANCE PORTFOLIOS            Pathfinder
               .  Ivy Funds VIP              Moderately
                  Pathfinder Moderate        Aggressive --
                  -- Managed Volatility      Managed Volatility
                                          .  Ivy Funds VIP
                                             Pathfinder
                                             Moderately
                                             Conservative --
                                             Managed Volatility
             -----------------------------------------------------

GROUP C (UP TO 30%)

 -----------------------------------------------------------------------------
 IVY FUNDS VARIABLE INSURANCE             .  Ivy Funds VIP Pathfinder
 PORTFOLIOS                                  Aggressive
   .  Ivy Funds VIP Asset Strategy        .  Ivy Funds VIP Pathfinder
   .  Ivy Funds VIP Balanced                 Moderately Aggressive
   .  Ivy Funds VIP Core Equity           .  Ivy Funds VIP Pathfinder Moderate
   .  Ivy Funds VIP Dividend              .  Ivy Funds VIP Pathfinder
      Opportunities                          Moderately Conservative
   .  Ivy Funds VIP Growth                .  Ivy Funds VIP Pathfinder
   .  Ivy Funds VIP Value                    Conservative
 -----------------------------------------------------------------------------

GROUP D (UP TO 10%)

             -----------------------------------------------------
             IVY FUNDS VARIABLE           .  Ivy Funds VIP
             INSURANCE PORTFOLIOS            International Growth
               .  Ivy Funds VIP Global    .  Ivy Funds VIP Mid
                  Bond                       Cap Growth
               .  Ivy Funds VIP           .  Ivy Funds VIP Small
                  International Core         Cap Growth
                  Equity                  .  Ivy Funds VIP Small
                                             Cap Value
             -----------------------------------------------------

GROUP E (UP TO 5%)

             -----------------------------------------------------
             IVY FUNDS VARIABLE           .  Ivy Funds VIP High
             INSURANCE PORTFOLIOS            Income
               .  Ivy Funds VIP Energy    .  Ivy Funds VIP Micro
               .  Ivy Funds VIP Global       Cap Growth
                  Natural Resources       .  Ivy Funds VIP Real
                                             Estate Securities
                                          .  Ivy Funds VIP
                                             Science and
                                             Technology
             -----------------------------------------------------

REBALANCING

If you elect to use the CustomChoice Allocation Option, your Contract Value will automatically be rebalanced each quarter. When we rebalance your Contract Value we will transfer amounts between Sub-Accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the Contract Date. If the Contract Date is after the 25th of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

POSSIBLE CHANGES

We reserve the right to add, remove, or change the groups, the Funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a Purchase Payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the Purchase Payment, reallocation request or transfer request. If an Owner makes an allocation change request to a group or Fund that is no longer available, the Owner will be obligated to provide a new allocation instruction to a group or Fund available at the time of the request. Until your next Purchase Payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

TERMINATION

To terminate participation in the CustomChoice Allocation Option you must allocate your entire Contract Value to another allocation plan approved for use with the rider you have elected.

TRANSFERS

Values may be transferred between or among the Portfolios of the Variable Annuity Account. You may effect transfers or change allocation of future Purchase Payments by written request, internet (through our eService Center), or telephone transfer. We will make the transfer on the basis of Accumulation Unit values next determined after receipt of your request at our home office. You may not transfer into the DCA Fixed Account. Only new Purchase Payments may be allocated to the DCA Fixed Account. You also may not transfer into the Fixed Account. Contract Value will only be allocated to the Fixed Account after you have elected a Fixed Annuity.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We have procedures designed to provide reasonable assurance that telephone or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions.

There is generally no dollar amount limitation on transfers. (Additional limitations apply in the case of systematic transfer arrangements. See "Systematic Transfer Arrangements.")

No deferred sales charge will be imposed on transfers. In addition, there is currently no charge for transfers. However, we reserve the right to charge up to $10 per transfer if you make more than 12 transfers in any single Contract Year.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

MARKET TIMING AND DISRUPTIVE TRADING

This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term Owners invested in affected Portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected Portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more Owners is or would be to the disadvantage of other Owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying Portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

  . whether an underlying Portfolio has requested that we look into identified unusual or frequent activity in a Portfolio;

  .  the number of transfers in the previous calendar quarter;

  . whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

In addition to our market timing procedures, the underlying Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, Owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Portfolios.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

SPECULATIVE INVESTING

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this contract, or any of its riders, for speculation arbitrage, viatication or any other type of collective investment scheme.

SYSTEMATIC TRANSFER ARRANGEMENTS

We offer certain systematic transfer arrangements including rebalancing and two dollar cost averaging options: (1) regular Dollar Cost Averaging ("DCA") and
(2) the DCA Fixed Account option. You may elect either rebalancing or regular DCA to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect more than one of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). If the transaction is after annuitization, the date must range from the 2nd to the 25th day of the month. If a transaction cannot be completed on that date, for example, because it's a weekend or holiday, it will be processed on the next Valuation Date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single Contract Year described above.

    AUTOMATIC PORTFOLIO REBALANCING

Rebalancing is a technique where you instruct us to re-allocate specific Portfolios periodically to a predetermined percentage. We will re-allocate your Portfolios based on the designated date, frequency and percentage instructions you provide to us.

Rebalancing will not affect your allocation of future Purchase Payments and is not limited to a maximum or minimum number of Portfolios. If you elect an optional living benefit, and you have elected the CustomChoice Allocation option, your Contract Value will automatically be rebalanced each quarter.

If you elect a Variable Annuity, you may instruct us to rebalance the variable Sub-Accounts. Rebalancing is not available for any portion that is a Fixed Annuity.

    DOLLAR COST AVERAGING

Dollar Cost Averaging ("DCA") is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market's volatility in your Sub-Account. DCA is not available if you elect an optional living benefit that contains asset allocation requirements.

For the "regular" DCA, you must tell us the Sub-Accounts in your contract that you wish to transfer amounts out of as well as the Sub-Accounts into which you wish the amounts transferred. In addition, you must instruct us as to the dollar amount (or percentage amount) you wish transferred and the frequency (monthly, quarterly, semi-annual or annual). You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month).

Your "regular" DCA instructions will remain active until the Sub-Account is depleted in the absence of specific instructions otherwise. DCA will not affect your allocation of future Purchase Payments, is not limited to a maximum or minimum number of Portfolios, and is not available after you annuitize.

    DCA FIXED ACCOUNT OPTION

The DCA Fixed Account option also allows you to dollar cost average. The DCA Fixed Account option may only be used for new Purchase Payments to the contract -- you may not transfer into it from other investment options.

Purchase Payment amounts that you allocate to the DCA Fixed Account will be held in a fixed account which credits interest at an annual rate at least equal to the minimum guaranteed interest rate shown in your contract. Beginning one month following the date a Purchase Payment is allocated to the DCA Fixed Account, a portion of the amount allocated will be systematically transferred over an established period of time (currently either 6 months or 12 months) to Sub-Accounts of the Variable Annuity Account that you have elected. If the systematic transfer would occur on or after the 26th day of the month, then the systematic transfer will be on the first day of the following month instead.

Each month thereafter a portion of the allocated Purchase Payment will be transferred to the designated Sub-Accounts until the DCA Fixed Account has been depleted. In the event you allocate additional Purchase Payments to the DCA Fixed Account during the period selected, those additional amounts will be transferred over the remainder of the period. If you allocate Purchase Payments to the DCA Fixed Account after it is depleted, a new period of time will be started, as selected by you.

The DCA Fixed Account is not available with Automatic Purchase Plans or in combination with any other systematic transfer arrangement. The DCA Fixed Account is not available if you elect an optional living benefit that contains asset allocation requirements.

If you wish to terminate this systematic transfer prior to the end of the period, you may instruct us to do so. Any remaining amount held in the DCA Fixed Account at that time will be transferred to the Sub-Accounts you elected as of the Valuation Date coincident with or next following the date you instruct us to terminate the transfers. In the event you die prior to the end of the period, the amount remaining in your DCA Fixed Account when we receive notice of your death will be transferred to the money market Sub-Account.

The DCA Fixed Account is not available after you annuitize. Amounts held in the DCA Fixed Account are part of our General Account. To the extent permitted by law we reserve the right at any time to stop accepting new Purchase Payments to the DCA Fixed Account.

Below is an example designed to show how transfers from the DCA Fixed Account might work:

                           DCA FIXED ACCOUNT EXAMPLE

                                     PURCHASE
                         DCA FIXED   PAYMENTS
                          ACCOUNT  ALLOCATED TO                         DCA FIXED
TRANSACTION               BEFORE        DCA      TRANSFER TO SELECTED ACCOUNT AFTER
   DATE      TRANSACTION ACTIVITY  FIXED ACCOUNT     SUB-ACCOUNTS       ACTIVITY
-----------  ----------- --------- ------------- -------------------- -------------
  June 1      Purchase      --       20,000.00            --            20,000.00
              Payment

  July 1      Monthly    20,032.58      --             1,669.38         18,363.20
              Transfer                              (=20,032.58/12)

 August 1     Monthly    18,394.11      --             1,672.19         16,721.92
              Transfer                              (=18,394.11/11)

 August 15    Purchase   16,734.63   10,000.00            --            26,734.63
              Payment

September 1   Monthly    26,759.30      --             2,675.93         24,083.37
              Transfer                              (=26,759.30/10)

To illustrate the DCA Fixed Account, assume a contract is issued on June 1. At this time, Purchase Payments totaling $20,000 are allocated to the 12 month DCA Fixed Account. Assume the interest rate as of June 1 for the 12 month DCA Fixed Account option is 2%.

On July 1, one month after the first Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $20,032.58. There are 12 monthly transfers remaining from the DCA Fixed Account. Therefore, an amount of $1,669.38 ($20,032.58 /12) is transferred into the variable Sub-Accounts you previously selected.

On August 1, two months after the initial Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $18,394.11. There are 11 monthly transfers remaining in the period. Therefore, an amount of $1,672.19 ($18,394.11 /11) is transferred into the variable Sub-Accounts you previously selected.

On August 15, the value of the DCA Fixed Account is $16,734.63. An additional Purchase Payment of $10,000 is allocated to the DCA Fixed Account resulting in a DCA Fixed Account value of $26,734.63. Since this additional Purchase Payment was made during the 12 month period originally established on June 1, the resulting DCA Fixed Account Value will be transferred over the remaining 10 monthly transfers.

On September 1, three months after the initial Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $26,759.30. There are 10 monthly transfers remaining in the period. Therefore, an amount of $2,675.93 ($26,759.30 /10) is transferred into the variable Sub-Accounts you previously selected.

This process will continue, with transfers being made monthly, until the end of the 12 month period. The final transfer will occur on June 1 of the following year. Following this transfer, the DCA Fixed Account value will equal zero.

PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

    CREDITING ACCUMULATION UNITS

During the accumulation period each Purchase Payment is credited on the Valuation Date on or following the date we receive the Purchase Payment at our home office. We will credit your Purchase Payments allocated to the Variable Annuity Account, to your contract in the form of Accumulation Units. The number of Accumulation Units credited with respect to each Purchase Payment is determined by dividing the portion of the Purchase Payment allocated to each Sub-Account by the then current Accumulation Unit value for that Sub-Account.

The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the value of an Accumulation Unit will vary from Valuation Date to Valuation Date to reflect the investment experience of the Portfolio(s).

We will determine the value of Accumulation Units on each day on which each Portfolio is valued. The net asset value of the Portfolios' shares shall be computed once daily, and, in the case of money market Portfolio, after the declaration of the daily dividend, as of the close of the New York Stock Exchange ("Exchange") (generally, 3:00 p.m., Central Time), on each day, Monday through Friday, except:

  . days on which changes in the value of that Portfolio's securities will not materially affect the current net asset value of that Portfolio's shares;

  . days during which none of that Portfolio's shares are tendered for redemption and no order to purchase or sell that Portfolio's shares is received by that Portfolio; and

  . customary national business holidays on which the Exchange is closed for trading.

The value of Accumulation Units for any given Sub-Account will be the same for all Purchase Payments we receive at our home office on that day prior to the close of the Exchange. Purchase Payments received after the close of business of the Exchange will be priced on the next Valuation Date.

In addition to providing for the allocation of Purchase Payments to the Sub-Account of the Variable Annuity Account, the contracts allow you to allocate Purchase Payments to the DCA Fixed Account for accumulation at a guaranteed interest rate.

    VALUE OF THE CONTRACT

The Contract Value of your contract at any time prior to when Annuity Payments begin can be determined by multiplying the number of Accumulation Units of each Portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to the Guaranteed Interest Options. There is no assurance that your Contract Value will equal or exceed your Purchase Payments.

    ACCUMULATION UNIT VALUE

The value of an Accumulation Unit for each Sub-Account of the Variable Annuity Account was set at $1.000000 on the first Valuation Date of the Sub-Account. The value of an Accumulation Unit on any subsequent Valuation Date is determined by multiplying:

  . the value of that Accumulation Unit on the immediately preceding Valuation Date by,

  . the Net Investment Factor for the applicable Sub-Account (described below) for the valuation period just ended.

The value of an Accumulation Unit any day other than a Valuation Date is its value on the next Valuation Date.

NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD

The Net Investment Factor is an index used to measure the investment performance of a Sub-Account of the Variable Annuity Account from one valuation period to the next. For any Sub-Account, the Net Investment Factor for a valuation period is the gross investment rate for that Sub-Account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.15% for B Series and 1.55% for L Series per annum (1.20% per annum after annuitization) and a deduction for the administrative charge at the current rate of 0.15% per annum. If you elected an optional benefit with a daily Separate Account charge, the charge associated with that option will also be deducted.

The gross investment rate may be positive or negative and is equal to:

  . the net asset value per share of a Portfolio share held in a Sub-Account of the Variable Annuity Account determined at the end of the current valuation period, plus

  . the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by,

  . the net asset value per share of that Portfolio share determined at the end of the preceding valuation period.

REDEMPTIONS, WITHDRAWALS AND SURRENDER

Prior to the date Annuity Payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

  . on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

  . when the withdrawal is requested because of an excess contribution to a Qualified Contract.

To request a withdrawal or surrender (including 1035 exchanges) you may submit to Annuity Services a fully completed and signed surrender or withdrawal form authorized by Minnesota Life. You may also request certain partial withdrawals by telephone if we have a completed telephone authorization on file. Contact Annuity Services for details.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We require Owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions. Minnesota Life will not be liable for any loss, expense, or cost arising out of any requests that we reasonably believe to be authentic.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request. We also reserve the right to suspend or limit telephone transactions.

Withdrawal values will be determined as of the Valuation Date we receive your written withdrawal request at our home office. Unless you tell us otherwise, withdrawals (including systematic withdrawals) will be made from the Variable Annuity Account and any amounts in the DCA Fixed Account on a proportionate basis.

Your Contract Value will be reduced by the amount of your withdrawal and any applicable deferred sales charge.

If a withdrawal leaves you with a Contract Value of less than $2,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract's surrender value, as calculated below.

Before Annuity Payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single lump sum. The surrender value of your contract is the Contract Value computed as of the Valuation Date your surrender request is received, reduced by any applicable deferred sales charge. In lieu of a lump sum payment, you may elect an annuity. In most cases, once Annuity Payments begin, you cannot surrender the annuity benefits and receive a single sum instead (see "Electing the Retirement Date and Annuity Option" for more information).

MODIFICATION AND TERMINATION OF THE CONTRACT

Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect your rights under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

The contract permits us to cancel your contract, and pay you its Contract Value if:

  . no Purchase Payments are made for a period of two or more full Contract Years, and

  . the total Purchase Payments made, less any withdrawals and associated charges, are less than $2,000, and

  .  the Contract Value of the contract is less than $2,000.

We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the Contract Anniversary unless we receive an additional Purchase Payment before the end of that ninety day period. We will not terminate your contract solely because of poor Sub-Account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply. We will also not terminate any contract that includes an optional living benefit rider that provides for continuation of benefits and you are in compliance with the rider's terms for continuation. Please see the section of this Prospectus entitled "Optional Living Benefit Riders" for additional information.

ASSIGNMENT

If the contract is a Qualified Contract, then:

  . your interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

  . to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

If the contract is a Non-Qualified Contract, any person's interest in the contract may be assigned. You should discuss the tax consequences with your tax advisor.

We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

DEFERMENT OF PAYMENT

We will make all payments (including withdrawals, surrenders, and Annuity Payments) and transfers within seven days after the date the transaction request is received by us in good order, unless the payment or transfer is postponed for:

  . any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC");

  . any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the Portfolio(s) or to fairly determine the value of the assets of the Portfolio(s); or

  .  other periods the SEC by order permits for the protection of the Owners.

See the section entitled "The General Account" for additional restrictions on withdrawals from the General Account.

CONFIRMATION STATEMENTS AND REPORTS

You will receive confirmation statements of any unscheduled Purchase Payment, transfer, or withdrawal; surrender; and payment of any death benefit. Quarterly statements will be made available to you with certain contract information. However, we may not deliver a quarterly statement if you do not have any transactions during that quarter. Statements will include the number of Accumulation Units in your contract, current value of those units and the contract's total value. Scheduled transactions such as systematic withdrawals, Automatic Purchase Plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the DCA Fixed Account.

CONTRACT CHARGES AND FEES

DEFERRED SALES CHARGE

No sales charge is deducted from a Purchase Payment made for this contract at the time of its receipt. However, when a contract's value is reduced by a withdrawal or a surrender, a deferred sales charge ("DSC") may be deducted. The DSC may be referred to as a surrender charge in the contract in some states. The DSC applies to the total amount withdrawn, including the DSC (see example below). A deferred sales charge of up to 8% may apply to partial withdrawals and surrenders. The DSC will be deducted proportionately from the DCA Fixed Account and all Sub-Accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

The schedule in the table is applied separately to each Purchase Payment. All Purchase Payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis. This means that the withdrawal or surrender will be taken from the oldest Purchase Payment first. It applies only to withdrawal or surrender of Purchase Payments. The applicable DSC percentage is as shown in the table below:

                CONTRACT YEARS SINCE PAYMENT  B SERIES L SERIES
                ----------------------------  -------- --------
                           0-1                   8%       8%
                           1-2                   8%       8%
                           2-3                   7%       7%
                           3-4                   6%       6%
                           4-5                   6%       0%
                           5-6                   5%       0%
                           6-7                   4%       0%
                           7-8                   3%       0%
                     8 and thereafter            0%       0%

The amount of the DSC is determined by:

  . calculating the number of years each Purchase Payment being withdrawn has been in the contract;

  . multiplying each Purchase Payment withdrawn by the appropriate sales charge percentage in the table; and

  . adding the DSC from all Purchase Payments so calculated. This amount is then deducted from your Contract Value.

EXAMPLE Assuming that all amounts to be withdrawn are subject to a DSC in a B Series contract. If the Owner requests a withdrawal of $1,000, and the applicable sales charge is 8% (because the Purchase Payment was made within the last 2 years), the Owner will receive $1,000, the sales charge will be $86.96 (which represents the sales charge applied to the total amount withdrawn, including the sales charge) and the total withdrawal amount deducted from the Contract Value will equal $1,086.96.

The DSC will not apply to:

  . Amounts withdrawn in any Contract Year that are less than or equal to the annual "free amount." The free amount is equal to 10% of any Purchase Payments not previously withdrawn and received by us during the current Contract Year plus the greater of: (1) Contract Value less Purchase Payments not previously withdrawn, each as of the most recent Contract Anniversary; or (2) 10% of the sum of Purchase Payments not previously withdrawn and still subject to DSC as of the most recent Contract Anniversary. The free amount does not apply upon a surrender.

  . The difference, in any Contract Year, between a required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract for a single calendar year and any annual "free amount" allowed. However, if you withdraw the required minimum distribution for two calendar years in a single Contract Year, DSC may apply. Amounts withdrawn to satisfy the required minimum distribution will reduce the free amount available for the Contract Year. We may modify or eliminate this right if there is any change to the Code or regulations regarding required minimum distributions, including guidance issued by the IRS.

  . Amounts withdrawn to pay the annual maintenance fee, any transfer charge, or any periodic charge for an optional benefit rider.

  . Amounts payable as a death benefit upon the death of the Owner or the Annuitant, if applicable.

  .  Amounts applied to provide Annuity Payments under an annuity option.

  . Amounts withdrawn because of an excess contribution to a Qualified Contract (including, for example, IRAs).

  . A surrender or withdrawal requested any time after the first Contract Anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

  . A surrender or withdrawal requested any time after the first Contract Anniversary and in the event that you are diagnosed with a terminal condition as described below.

  . Withdrawals in a Contract Year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased a MyPath Lifetime Income optional rider.

HOSPITAL AND MEDICAL CARE OR TERMINAL CONDITION WAIVER

A surrender or withdrawal request made any time after the first Contract Anniversary due to the Owner's confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Hospital and Medical Care Waiver). The request must be made while the Owner is still confined or within 90 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary inpatient care which is:

  .  prescribed by a licensed Physician in writing; and

  . based on physical limitations which prohibit daily living in a non-institutional setting.

A surrender or withdrawal request made any time after the first Contract Anniversary in the event the Owner is diagnosed with a terminal condition will also not be subject to a DSC (Terminal Condition Waiver). A terminal condition for this purpose is a condition which:

  .  is diagnosed by a licensed Physician; and

  .  is expected to result in death within 12 months.

For purposes of these provisions, we must receive due proof, satisfactory to us, of the Owner's confinement or terminal condition in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the Owner, the Annuitant or a member of either the Owner's or the Annuitant's immediate families.

If the Owner of this contract is not a natural person, such as a trust or other similar entity, waiver benefits due to hospital or medical care confinement or terminal condition will be based upon the Annuitant.

If the Owner, or Annuitant in the case of an Owner that is not a natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new Owner or Annuitant is eligible for these waivers.

The Hospital and Medical Care or Terminal Condition Waiver may not be available in every state and the provisions may vary based on the state where the contract is issued.

MORTALITY AND EXPENSE RISK CHARGE

We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly Annuity Payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that Annuitant lives or all Annuitants as a group live. This assures you that neither the Annuitant's longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly Annuity Payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

For assuming these risks, we make a deduction from the Variable Annuity Account at the following annual rate of the net asset value during the accumulation period:

                                 B Series   1.15%
                                 L Series   1.55%

During the annuity period the annual rate is 1.20% for all contract series.

ADMINISTRATIVE CHARGE

We perform all contract administrative services. These include the review of applications, the preparation and issuance of contracts, the receipt of Purchase Payments, forwarding amounts to the Portfolios for investment, the preparation and mailing of periodic reports and other services.

For providing these services we make a deduction from the Variable Annuity Account at the annual rate of 0.15% of the net asset value of the Variable Annuity Account. This charge is taken during both the accumulation period and the annuity period by the contract and it applies to all series of the contract. Since the charge is taken from a contract on each Valuation Date, there is no return of any part of the charge in the event that the contract is redeemed. As the charge is made as a percentage of assets in the Variable Annuity Account, there is not necessarily a relationship between the amount of administrative charge imposed on a given contract and the amount of expenses that may be attributable to that contract.

ANNUAL MAINTENANCE FEE

We charge an annual maintenance fee for maintaining the records and documents with each contract for all contract series. This fee is $50 and it will be deducted on each Contract Anniversary and at surrender of the contract proportionately from your Contract Value allocated to the Variable Annuity Account. We waive this fee if the greater of your Purchase Payments, less withdrawals, or your Contract Value is $50,000 or more at each Contract Anniversary.

OPTIONAL CONTRACT RIDER CHARGES

If you elect one of the optional death benefits and/or one of the other optional contract riders, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or "retained earnings" may be used to cover any distribution costs not recovered through the Deferred Sales Charge
(DSC).

HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION -- CHARGE

  . If you purchase the HAV II optional death benefit, we will deduct an HAV II death benefit charge (HAV II charge) on a quarterly basis for expenses related to this optional benefit. The annual HAV II charge is equal to 0.30% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the HAV II charge (0.075%) will be multiplied by the death benefit on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Death Benefits -- Optional Death Benefit Riders" for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

PREMIER II DEATH BENEFIT (PDB II) OPTION -- CHARGE

  . If you purchase the PDB II optional death benefit, we will deduct a PDB II death benefit charge (PDB II charge) on a quarterly basis for expenses related to this optional benefit. The annual PDB II charge is equal to 0.80% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the PDB II charge (0.20%) will be multiplied by the death benefit on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Death Benefits -- Optional Death Benefit Riders" for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION -- CHARGE

  . If you purchase the EEB II optional benefit, we will deduct an annual EEB II benefit charge for expenses related to this optional benefit. The EEB II charge is equal to 0.25% annually of the Contract Value allocated to the Variable Annuity Account and this amount will be deducted daily from amounts held in the Variable Annuity Account. This charge will also be applied as a reduction to the interest rate for any portion of your Contract Value allocated to the Guaranteed Interest Options available with this option. The reduced interest rate will in no event be less than the minimum guaranteed interest rate for your contract. See the "Death Benefits -- Optional Death Benefit Riders" section of this Prospectus for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

MYPATH HIGHEST ANNIVERSARY DEATH BENEFIT (MYPATH DB) (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase either the single or joint version of the MyPath DB optional death benefit, we will deduct a MyPath DB death benefit charge (MyPath DB charge) on a quarterly basis for expenses related to this optional benefit. The annual MyPath DB charge is equal to 0.40% of the Highest Anniversary Death Benefit. It is possible that the death benefit amount under the contract may be higher than the Highest Anniversary Death Benefit amount, but the charge for the rider is based on the Highest Anniversary Death Benefit amount. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the MyPath DB charge (0.10%) will be multiplied by the Highest Anniversary Death Benefit on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Death Benefits -- Optional Death Benefit Riders" for details on how the Highest Anniversary Death Benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH CORE FLEX (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Core Flex optional benefit, we will deduct a MyPath Core Flex benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.20% for MyPath Core Flex -- Single and 1.30% for MyPath Core Flex -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.00% for MyPath Core Flex -- Single and MyPath Core Flex -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.30% for MyPath

     Core Flex -- Single, and 0.325% for MyPath Core Flex -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH ASCEND (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Ascend optional benefit, we will deduct a MyPath Ascend benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Ascend -- Single and 1.50% for MyPath Ascend -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Ascend -- Single and MyPath Ascend -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Ascend -- Single, and 0.375% for MyPath Ascend -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH SUMMIT (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Summit optional benefit, we will deduct a MyPath Summit benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Summit -- Single and 1.50% for MyPath Summit -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Summit -- Single and MyPath Summit -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Summit -- Single, and 0.375% for MyPath Summit -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

MYPATH VALUE (SINGLE AND JOINT) OPTION -- CHARGE

  . If you purchase the MyPath Value optional benefit, we will deduct a MyPath Value benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 0.45% for MyPath Value -- Single and 0.55% for MyPath Value -- Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 1.00% for MyPath Value -- Single and MyPath Value -- Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.1125% for MyPath Value -- Single, and 0.1375% for MyPath Value -- Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract

     Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled "Optional Living Benefit Riders" for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

PREMIUM TAXES

Deduction for any applicable state premium taxes may be made from each Purchase Payment or when Annuity Payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted.

TRANSFER CHARGES

There currently is no charge for any transfer. However, we reserve the right under the contract to charge up to $10 per transfer if you make more than 12 transfers in any single Contract Year.

UNDERLYING PORTFOLIO CHARGES

There are deductions from and expenses paid out of the assets of the Portfolio companies that are described in the prospectuses of those Portfolios.

ANNUITIZATION BENEFITS AND OPTIONS

ANNUITY PAYMENTS

When you elect Annuity Payments to commence, or annuitize, you elect to convert your Contract Value into a stream of payments. This is sometimes referred to as the "payout" phase of your contract. Annuity Payments will be made to you, unless you designate another payee acceptable to us, and you will receive tax reporting on those payments.

You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your Contract Value will be reduced by the amount you annuitize. If you choose a partial annuitization in a Non-Qualified Contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated proportionately between each portion (i.e., the deferred portion and the annuitized portion) of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Code is unclear.

Values will be allocated at your direction to our Fixed Account for purposes of providing a Fixed Annuity Payment and to the Sub-Accounts of the Variable Annuity Account for purposes of providing Variable Annuity Payments. You also need to elect an annuity option, which is described below.

If you choose a variable annuitization, Annuity Payments are determined by several factors:

a) the Assumed Investment Return (AIR) and mortality table specified in the contract,

b)  the age and gender of the Annuitant and any joint Annuitant,

c)  the type of Annuity Payment option you select, and

d)  the investment performance of the Portfolios you select.

The amount of the Variable Annuity Payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The

Owner will receive the value of a fixed number of Annuity Units each month. The value of those units, and thus the amounts of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income of the Portfolios. In other words, the Annuity Payments will vary with the investment experience of the assets of the Portfolios you select. The dollar amount of payment determined for each Sub-Account will be aggregated for purposes of making payments.

When your contract is annuitized, any death benefit or living benefit rider is automatically terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. However, your beneficiaries may be entitled to any remaining Annuity Payments, depending on the annuity option used. You should refer to the section of this Prospectus describing the specific optional benefit you have elected and the Annuity Options section below for additional information.

Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial advisor and consider requesting an annuitization illustration before you decide.

ELECTING THE RETIREMENT DATE AND ANNUITY OPTION

You may elect to begin Annuity Payments immediately or at a future date you specify. If you do not elect to begin Annuity Payments, Annuity Payments will begin on the Annuity Commencement Date. You may request a change in the Annuity Commencement Date at any time before the Maturity Date. You must notify us in writing at least 30 days before Annuity Payments are to begin. Under the contract, if you do not make an election for an Annuity Commencement Date, Annuity Payments will begin automatically on the Maturity Date. The Maturity Date is the first of the month on or after the 95th birthday of the oldest Annuitant.

The contract permits an Annuity Payment to begin on the first day of any month. The minimum first Annuity Payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first Annuity Payment would be less than our rules then in effect, we may fulfill our obligation by paying in a single sum the surrender value of the contract. Alternatively, we may change the payment frequency to meet our minimum payment requirements. We currently require each Annuity Payment to be at least $50, which we may change in our sole discretion. The maximum amount which may be applied to provide a Fixed Annuity under the contract without our prior consent is $1,000,000.

ANNUITY OPTIONS

The contract provides for three annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a Variable Annuity or a Fixed Annuity basis, or a combination of the two. We may make other annuity options available on request. If a period certain annuity option is available and elected by you, at any time prior to the Annuitant's death, you may elect to withdraw the Commuted Value of any portion of the remaining Annuity Payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the Fixed Account.

If you fail to elect an annuity option a Variable Annuity will be provided and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

OPTION 1 -- LIFE ANNUITY This is an Annuity Payment option which is payable monthly during the lifetime of the Annuitant and it terminates with the last scheduled payment preceding the death of the Annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for you to receive only one Annuity Payment if the Annuitant died prior to the due date of the second Annuity Payment, two if the Annuitant died before the due date of the third Annuity Payment, etc.

OPTION 2 -- LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C) This is an Annuity Payment option which is payable monthly during the lifetime of the Annuitant, with the guarantee that if the Annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

OPTION 3 -- JOINT AND LAST SURVIVOR ANNUITY This is an Annuity Payment option which is payable monthly during the joint lifetime of the Annuitant and a designated joint Annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. It would be possible under this option for you to receive only one Annuity Payment if the Annuitants both died prior to the due date of the second Annuity Payment, two if they died before the due date of the third Annuity Payment, etc.

If you have elected one of the MyPath Lifetime Income optional riders, it is still in effect when you reach the maximum Maturity Date, and the oldest Annuitant is a Designated Life under the rider, we will offer you an additional annuity option. The annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of the life of the Designated Life (or both Designated Lives, as appropriate), as further described in the section of this Prospectus entitled "Optional Living Benefit Riders." These options will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

CALCULATION OF YOUR FIRST ANNUITY PAYMENT

The Contract Value, less any credit enhancements applied within the most recent 12-month period, is available to provide Annuity Payments. Some states impose a premium tax which we apply at the time you elect Annuity Payments. These taxes may vary based on the type of employer sponsored retirement plan or Qualified Contract involved and we may deduct these amounts from the amount available to provide Annuity Payments.

The amount of the first monthly payment depends on the Annuity Payment option elected, gender (except in tax-qualified employer sponsored retirement plans or Qualified Contracts that require the use of genderless rates), and the adjusted age of the Annuitant and any joint Annuitant. A formula for determining the adjusted age is contained in your contract.

The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for Fixed or Variable Annuity Payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

If you elect a Variable Annuity Payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each Sub-Account of the Variable Annuity Account. A number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value for each Sub-Account. Thereafter, the number of Annuity Units remains unchanged during the period of Annuity Payments, except for transfers and in the case of certain joint Annuity Payment options which provide for a reduction in payment after the death of the Annuitant.

A 4.50% Assumed Investment Return (AIR) is used for the initial Variable Annuity Payment determination. This would produce level Annuity Payments if the Net Investment Factor remained constant at 4.50% per year. Subsequent Variable Annuity Payments will decrease, remain the same or increase depending upon whether the actual Net Investment Factor is less than, equal to, or greater than 4.50%. (See section entitled 'Value of the Annuity Unit').

Annuity Payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin Annuity Payments at least thirty days prior to the Annuity Commencement Date.

AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later Variable Annuity Payments is equal to the number of Annuity Units determined for each Sub-Account multiplied by the current Annuity Unit value for that Sub-Account. This dollar amount may increase or decrease from month to month.

VALUE OF THE ANNUITY UNIT

The value of an Annuity Unit for each Sub-Account of the Variable Annuity Account will vary to reflect the investment experience of the applicable Portfolio(s). It will be determined by multiplying:

(a) the value of the Annuity Unit for that Sub-Account for the preceding Valuation Date by;

(b) the Net Investment Factor for that Sub-Account for the Valuation Date for which the Annuity Unit value is being calculated; and by

(c) a factor that neutralizes the Assumed Investment Return. This factor reverses the Assumed Investment Return (AIR) which is used to calculate the initial variable payment and Annuity Units. It substitutes the performance of the underlying Funds in place of the AIR to determine the increase or decrease in the value of the Annuity Units.

TRANSFERS AFTER YOU HAVE ANNUITIZED YOUR CONTRACT

After you annuitize, we hold amounts as "reserves" for our obligations to make Annuity Payments under your contract. Reserves reflect the present value of expected future Annuity Payments based upon the then current Variable Annuity Payment amount. You specify where we hold those reserves by choosing your payment allocation. If you specify a Sub-Account of the Variable Annuity Account, then the amount of your Annuity Payments will vary with the performance of that Sub-Account. Amounts held as annuity reserves may be transferred among the Sub-Accounts as elected by you.

There are restrictions to such a transfer:

  . We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the Annuity Payment subject to the transfer. A transfer request received less than 3 days prior to the Annuity Payment due date will be made as of the next Annuity Payment due date.

  . Your transfer must be for the lesser of $1,000 or the entire reserve amount in the applicable Sub-Account.

Upon request, we will provide you with annuity reserve amount information by Sub-Account.

A transfer will be made on the basis of Annuity Unit values. The number of Annuity Units being transferred from the Sub-Account will be converted to a number of Annuity Units in the new Sub-Account. The Annuity Payment option will remain the same and cannot be changed. After this conversion, a number of Annuity Units in the new Sub-Account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of Annuity Units will be set at the number of units which are needed to pay that same amount on the transfer date.

Amounts held as reserves to pay a Variable Annuity may not be transferred to a Fixed Annuity, and amounts held as reserves to pay a Fixed Annuity may not be transferred to a Variable Annuity, during the annuity period.

When we receive a request to make transfers of annuity reserves it will be effective for future Annuity Payments.

DEATH BENEFITS

BEFORE ANNUITY PAYMENTS BEGIN

If you die before Annuity Payments begin, we will pay the death benefit to the beneficiary. If the Owner of this contract is not a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of the Annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled "Optional Living Benefit Riders" for the specific optional benefit details.

The value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death and any related information necessary. Any amounts due as a death benefit in excess of the Contract Value on the date we receive due proof of death will be directed into the Guaranteed Interest Options or the Sub-Accounts of the Variable Annuity Account, in the same proportion that each allocation bears to the Contract Value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. However, amounts will not be directed into the DCA Fixed Account Option. The death benefit will be equal to the greater of:

(a) the Contract Value; or

(b) the total amount of Purchase Payments, adjusted on a Pro-rata Basis for partial withdrawals (including any DSC that applied to the partial withdrawal); or

(c) if a death benefit is payable under an optional death benefit that you purchased when your contract was issued, the value due under the selected optional death benefit rider. (See the section entitled "Optional Death Benefit Riders" for details of this calculation.)

The death benefit will then be reduced by any credit enhancements applied to your Contract Value within 12 months of the date of payment. Any remaining amounts in the DCA Fixed Account as of the date we are notified of a death will be transferred to the money market Sub-Account.

Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the Contract Value) shall continue to be affected by the Sub-Account performance as allocated by the Owner. The beneficiary has the right to allocate or transfer to any available Sub-Account option, subject to the same limitations imposed on the Owner. If there are multiple beneficiaries, all of the beneficiaries must agree to the allocation or transfer.

We reserve the right to limit the death benefit to the Contract Value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death.

SURVIVING SPOUSE OPTION

If the entire death benefit is payable to the sole designated beneficiary who is also the surviving spouse, that spouse shall be treated as the Owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse's death. In addition, if a surviving spouse elects to assume his or her deceased spouse's contract, there may be an adjustment to the Contract Value in the form of a death benefit.

BENEFICIARY OTHER THAN THE SURVIVING SPOUSE

If the designated beneficiary is a person other than the Owner's spouse, that beneficiary may: (1) elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as Annuity Payments begin not later than one year after the death, or (2) take the entire value in the contract within five years after death of the Owner. If there is no designated beneficiary, then the entire value in the contract must be distributed within five years after death of the Owner.

Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code.

Payment to the designated beneficiary, other than in a lump sum, may only be elected by the designated beneficiary during the sixty (60) day period following the date we receive due proof of death.

Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms. If you elect an optional death benefit rider, the scenarios below may apply differently or not be applicable. Please refer to the Section of this Prospectus entitled "Optional Death Benefit Riders" for details.

IF DEATH OCCURS BEFORE ANNUITY PAYMENTS BEGIN:

                  IF:                                   THEN:
 -----------------------------------------------------------------------------
 The Owner dies; and                    The joint Owner receives the death
   .  there is a surviving joint        benefit
      Owner; and
   .  the Annuitant is either living
      or deceased.
 -----------------------------------------------------------------------------
 The Owner dies; and                    The designated beneficiary receives
   .  there is no joint Owner; and      the death benefit
   .  the Annuitant is either living
      or deceased.
 -----------------------------------------------------------------------------
 The Owner dies; and                    Owner's estate receives the death
   .  there is no joint Owner and       benefit
   .  there is no designated
      beneficiary (or all of the
      beneficiaries pre-decease the
      Owner); and
   .  the Annuitant is either living
      or deceased
 -----------------------------------------------------------------------------
 The Annuitant dies; and                The Owner may name a new Annuitant
   .  Owner is living
 -----------------------------------------------------------------------------
 The Annuitant dies; and                The designated beneficiary receives
   .  the Owner is not a natural        the death benefit
      person, such as a trust
 -----------------------------------------------------------------------------

                  IF:                                   THEN:
 -----------------------------------------------------------------------------
 The Annuitant dies; and                The Owner receives the death benefit
   .  the Owner is not a natural
      person, such as a trust; and
   .  there is no designated
      beneficiary (or all of the
      beneficiaries pre-decease the
      Annuitant)
 -----------------------------------------------------------------------------

OPTIONAL DEATH BENEFIT RIDERS

At the time you purchase your contract you may elect optional death benefits. You must be 75 years old or less in order to elect HAV II, PDB II, or EEB II. You must be 70 years old or less in order to elect MyPath DB. You may only elect these options when you submit your application. ONCE YOU ELECT AN OPTIONAL DEATH BENEFIT RIDER, YOU MAY NOT CANCEL IT. There is a particular charge associated with each optional death benefit. See "Optional Contract Rider Charges" for more information. Each optional contract feature may or may not be beneficial to you depending upon your circumstances. You should consult your tax advisor and your financial advisor before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

The following chart provides an overview of the optional death benefit riders and combinations of riders that may be available to you, subject to state approval.

                                                                                OPTIONAL DEATH       OPTIONAL LIVING
           OPTIONAL DEATH                         AVAILABLE IF NO              BENEFIT RIDERS IT    BENEFIT RIDERS IT
           BENEFIT RIDERS               OPTIONAL LIVING BENEFIT IS ELECTED?   MAY BE ELECTED WITH  MAY BE ELECTED WITH
-------------------------------------  -------------------------------------  ------------------- ----------------------
HAV II                                                  Yes                         EEB II                 None
------------------------------------------------------------------------------------------------------------------------
PDB II                                                  Yes                         EEB II                 None
------------------------------------------------------------------------------------------------------------------------
EEB II                                                                             HAV II or
                                                        Yes                         PDB II                 None
------------------------------------------------------------------------------------------------------------------------
My Path DB -- Single                                                                               MyPath Core Flex --
                                                                                                        Single or
                                                        No                           None         MyPath Value -- Single
------------------------------------------------------------------------------------------------------------------------
My Path DB -- Joint                                                                                MyPath Core Flex --
                                                                                                     Joint or MyPath
                                                        No                           None             Value -- Joint

AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE EFFECTIVE DATE OF THE OPTIONAL DEATH BENEFIT, PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR DEATH BENEFIT. This restriction does not apply to Purchase Payments made during the first Contract Year following the effective date of the optional death benefit.

HIGHEST ANNIVERSARY VALUE II (HAV II) DEATH BENEFIT OPTION

The HAV II death benefit option provides for a periodic calculation of a death benefit based on the highest Contract Value on Contract Anniversaries as described below.

The initial Highest Anniversary Value is equal to the Purchase Payments received on the rider effective date. Thereafter, the Highest Anniversary Value will be determined on every Contract Anniversary prior to and including the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person). On the day your death benefit is determined, the Highest Anniversary Value is equal to the greater of:

(a) the Contract Value; or

(b) the previous Highest Anniversary Value increased by any Purchase Payments and reduced on a Pro-rata Basis for amounts withdrawn since the previous Highest Anniversary Value was determined.

There will be no further Highest Anniversary Values determined after the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person). However, where joint Owners exist, if the surviving Owner continues the contract after the death of the first Owner, determination of new Highest Anniversary Values may resume on the next Contract Anniversary until the Contract Anniversary following the 80th birthday of surviving Owner.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

This death benefit option will terminate on the earliest of:

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;

  .  the Contract Value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix E for examples of how this optional death benefit works.

PREMIER II DEATH BENEFIT OPTION

The Premier II death benefit option provides for a death benefit equal to the greater of the Highest Anniversary Value, or the 5% Increase Value.

The Highest Anniversary Value is determined in the manner described in the section entitled "Highest Anniversary Value II (HAV II) Death Benefit Option" above. The initial 5% Increase Value is equal to the Purchase Payments received on the rider effective date. Thereafter, the 5% Increase Value is determined as follows:

Prior to and including the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), the 5% Increase Value is equal to the sum of:

(a) Contract Value in the Guaranteed Interest Options; and

(b) Purchase Payments and transfers into the Variable Annuity Account less withdrawals and transfers out of the Variable Annuity Account, accumulated at an interest rate of 5% compounded annually until the earlier of the date we receive proof of death or the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person) (the Variable Portion).

After the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), the 5% Increase Value is equal to the sum of:

(a) Contract Value in the Guaranteed Interest Options; and

(b) the Variable Portion of the 5% Increase Value calculated as of the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), less withdrawals and transfers out of the Variable Annuity Account after that date.

The 5% Increase Value shall not exceed 200% of the sum of Purchase Payments adjusted on a Pro-rata Basis for any amounts previously withdrawn.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

This death benefit option will terminate on the earliest of:

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;

  .  the Contract Value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix F for examples of how this optional death benefit works.

ESTATE ENHANCEMENT BENEFIT II (EEB II) OPTION

This optional contract rider may provide an additional amount to be added to the death benefit proceeds that become payable upon any Owner's death. It is designed to help pay expenses that may be due upon an Owner's death. We do not guarantee that the amounts provided by the EEB II option will be adequate to cover any such expenses that any heirs may have to pay. If any Owner dies before Annuity Payments begin, we will pay the EEB II benefit of this contract to the beneficiary. If the Owner of the contract is other than a natural person, such as a trust or other similar entity, we will pay the EEB II benefit to the beneficiary on the death of the Annuitant.

The EEB II benefit will be the EEB II Percentage (as described below) multiplied by the lesser of:

(a) the Contract Value less Purchase Payments not previously withdrawn; or

(b) 200% of the sum of Purchase Payments adjusted on a Pro-rata Basis for any amounts previously withdrawn.

The EEB II Percentage depends on the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner). The age used in determining the EEB II benefit is determined at the time the rider is issued, and it will not be adjusted upon a change of Owner or Annuitant. If the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) is less than 70 years at the time the rider is issued, the EEB II Percentage is equal to 40%. If the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) is 70 years or older at the time the rider is issued, the EEB II Percentage is equal to 25%.

The value of the EEB II benefit will be determined as of the Valuation Date coincident with or next following the day we receive proof of death at our home office. Any amounts due as an EEB II benefit will be paid as a death benefit adjustment and directed into the Guaranteed Interest Options and Sub-Accounts of the Variable Annuity Account based on the same proportion that each bears to the Contract Value on the date the benefit is calculated. If the Contract Value is less than Purchase Payments not previously withdrawn, the EEB II benefit is zero and no adjustment will apply.

If a surviving spouse is the sole beneficiary and elects to assume his or her deceased spouse's contract, he or she may elect to:

(a) have any amount due under the EEB II benefit paid and this rider will terminate; or

(b) continue this rider such that the EEB II benefit is payable on his or her death instead of the death of the Owner or Annuitant, as applicable.

If no election is made within 30 days following the date we receive proof of death at our home office, the EEB II benefit, if any, will be paid and the rider terminated under option (a) Option (b) may only be exercised one time per contract, and will not be an option upon the death of the surviving spouse.

This rider will terminate on the earliest of:

  .  the payment of the EEB II benefit available;

  . the payment of all death benefits available under the contract or optional death benefit riders;

  .  termination or surrender of the contract;

  . the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;

  .  the Contract Value equals zero; or

  .  the date of an ownership change or assignment under the contract unless:
     (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix G for examples of how this optional death benefit works.

MYPATH HIGHEST ANNIVERSARY DEATH BENEFIT (MYPATH DB) (SINGLE AND JOINT) OPTION

MyPath DB is an optional death benefit rider that is only available if you elect a MyPath Core Flex or MyPath Value optional living benefit rider. If you also elect the MyPath DB, you will receive the single (MyPath DB -- Single) or joint (MyPath DB -- Joint) version based on whether you elected the single or joint version of MyPath Core Flex or MyPath Value. The benefits are different between MyPath DB -- Single and MyPath DB -- Joint, and you should consult your financial advisor to determine which version, if any, is appropriate to your situation.

If you elect MyPath DB with MyPath Core Flex, each Designated Life must be at least age 45 and at most age 70 at the time the riders are issued. If you elect MyPath DB with MyPath Value, each Designated Life must be at least age 35 and at most age 70 at the time the riders are issued.

The MyPath DB optional death benefit rider provides an additional death benefit value prior to the Annuity Commencement Date that may be greater than the death benefit provided under the contract. For MyPath DB -- Single, the death benefit provided under this rider is payable upon the death of the Designated Life. For MyPath DB -- Joint, the death benefit provided under this rider is payable upon the death of the last remaining Designated Life.

CALCULATING THE HIGHEST ANNIVERSARY DEATH BENEFIT

The MyPath DB option provides for a periodic calculation of a death benefit based on the highest Contract Value on Contract Anniversaries, subject to adjustments for subsequent Purchase Payments and withdrawals, each of which is described below. This amount is referred to as the Highest Anniversary Death Benefit.

The initial Highest Anniversary Death Benefit is equal to the Purchase Payments received on the rider effective date.

On each Valuation Date after the rider effective date, the Highest Anniversary Death Benefit is increased by any subsequent Purchase Payments that have occurred since the previous Valuation Date, and reduced for amounts withdrawn, as described below, since the previous Valuation Date. After the first Contract Anniversary following the effective date of the rider, Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.

The amount by which the Highest Anniversary Death Benefit is reduced by withdrawals depends on two factors: (1) when the withdrawal takes place relative to the "Benefit Date", and (2) the amount of the withdrawal relative to the Guaranteed Annual Income (GAI) amount or required minimum distribution
(RMD) amount, each as determined under MyPath Core Flex or MyPath Value, as applicable. See the Section of this Prospectus entitled "Optional Living Benefit Riders" for a description of the Benefit Date and how GAI and RMD are determined under MyPath Core Flex and MyPath Value.

Prior to the Benefit Date, any amount you withdraw will cause the Highest Anniversary Death Benefit to be reduced on a Pro-rata Basis. This may result in the Highest Anniversary Death Benefit being reduced by more than the actual amount of the withdrawal.

After the Benefit Date, any amount you withdraw in a single Contract Year that is less than or equal to the GAI, or RMD, if greater, will cause the Highest Anniversary Death Benefit to be reduced by the amount of the withdrawal. Any amount you withdraw in a single Contract Year that is in excess of the GAI, or RMD, if greater, will cause the Highest Anniversary Death Benefit to be further reduced on a Pro-rata Basis based on the excess portion of the withdrawal. This may result in the Highest Anniversary Death Benefit being reduced by more than the actual amount of the excess portion of the withdrawal.

In addition to adjustments for subsequent Purchase Payments and withdrawals, the Highest Anniversary Death Benefit will be reevaluated on every Contract Anniversary prior to and including the Contract Anniversary on or following the 80th birthday of the Designated Life for MyPath DB -- Single or the youngest Designated Life for MyPath DB -- Joint. On each of those Contract Anniversaries, the Highest Anniversary Death Benefit is set equal to the greater of:

   (a) the Contract Value; or

   (b) the Highest Anniversary Death Benefit increased by any Purchase Payments and reduced for withdrawals, as described above, that have occurred since the previous Valuation Date.

After the Contract Anniversary on or following the 80th birthday of the Designated Life for MyPath DB -- Single or the youngest Designated Life for MyPath DB -- Joint, the Highest Anniversary Death Benefit will not be reevaluated on the Contract Anniversary, but will still be adjusted by subsequent Purchase Payments and withdrawals, as described above.

DETERMINING THE DEATH BENEFIT

For MyPath DB -- Single, the value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death of the Designated Life at our home office. For MyPath DB -- Joint, the value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death of the last remaining Designated Life at our home office.

If the Highest Anniversary Death Benefit results in an amount greater than the death benefit provided under the contract, any amount due as a death benefit in excess of the Contract Value will be paid as a death benefit adjustment and directed into the Guaranteed Interest Options or the Sub-Accounts of the Variable Annuity Account, in the same proportion that each allocation bears to the Contract Value on the date the death benefit is calculated, in fulfillment of the death benefit provisions of the contract. However, amounts will not be directed into the DCA Fixed Account Option.

WE RESERVE THE RIGHT TO LIMIT THE DEATH BENEFIT TO THE CONTRACT VALUE IN LIEU OF ANY OTHER DEATH BENEFIT VALUE PAYABLE IF WE RECEIVE PROOF OF DEATH MORE THAN ONE YEAR AFTER THE DATE OF DEATH. THIS MAY RESULT IN YOUR BENEFICIARY RECEIVING A DEATH BENEFIT THAT IS LESS THAN WHAT THE BENEFICIARY MAY HAVE OTHERWISE BEEN ENTITLED TO. IN ADDITION, YOU MAY HAVE PAID FOR A DEATH BENEFIT THAT MAY NOT ULTIMATELY BE RECEIVED IN THIS CIRCUMSTANCE.

SPOUSAL CONTINUATION (FOR MYPATH DB -- JOINT)

For MyPath DB -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of the contract continuation. The MyPath DB -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath DB -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath DB -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, the benefits provided by this rider will be adjusted, as necessary, based on the life of the remaining Designated Life.

RIDER TERMINATION

This death benefit option will terminate on the earliest of:

   (a) for MyPath DB -- Single and MyPath DB -- Joint:

       (1) termination or surrender of the contract; or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the Contract Value is reduced to zero; or

       (4) the date of an ownership change or assignment under the contract unless:

           (i) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath DB -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath DB -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

           (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath DB -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath DB -- Joint:
       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

See Appendix H for examples of how this optional death benefit works.

The rider cannot be terminated prior to the earliest of the above dates. Upon termination of this rider, the benefits and charges within this rider will terminate. Once terminated, this rider may not be reinstated.

DEATH BENEFITS AFTER ANNUITY PAYMENTS BEGIN

If the Annuitant dies on or after the Annuity Commencement Date, we will pay whatever amount may be required by the terms of the Annuity Payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect as of the Annuitant's death.

If the Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner and any remaining payments under the Annuity Payment option selected will continue at least as rapidly as under the Annuity Payment option in effect as of the Owner's death.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's Maturity Date or date the death benefit is due and payable. For example, if the payment of death benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the applicable state. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit proceeds if your beneficiary steps forward to claim it with the proper documentation.

OPTIONAL LIVING BENEFIT RIDERS

Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as "living benefits" and may not be available in every state. We reserve the right to stop offering any or all of the optional contract riders at any time. Before you elect a living benefit you should consider its specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract; and what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each optional contract rider which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

None of the living benefits guarantees an investment return in your Contract Value nor do they guarantee that the income or amounts received will be sufficient to cover any individual's particular needs. You should consider whether the benefits provided by the option and its costs (which reduce Contract Value) are consistent with your financial goals.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE, BENEFIT BASE, OR ENHANCEMENT BASE.

All living benefit options terminate once the contract moves into the pay-out phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial advisor or tax advisor before making a determination.

MYPATH LIFETIME INCOME OPTIONAL RIDERS

We currently offer single and joint versions of the following optional living benefit riders, which are sometimes collectively referred to as the MyPath Lifetime Income optional riders:

  .  MYPATH CORE FLEX (SINGLE AND JOINT),

  .  MYPATH ASCEND (SINGLE AND JOINT),

  .  MYPATH SUMMIT (SINGLE AND JOINT), and

  .  MYPATH VALUE (SINGLE AND JOINT).

Each of the MyPath Lifetime Income optional riders is a guaranteed lifetime withdrawal benefit. Each is an optional rider and can be elected as a single option or as a joint option. The benefits are different between the single options and the joint options, and you should consult your financial advisor to determine which version, if any, is appropriate to your situation. Each optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of a "Designated Life" (described below) for the single versions, and over the lifetime of two "Designated Lives" for the joint versions, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero.

The MyPath Lifetime Income optional riders do not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing one of these options. You should also consider the following:

  . Election of one of these riders may or may not be beneficial to you. Because the benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then the riders are generally not appropriate for you.

  . Withdrawals under the riders are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, calculating cumulative net Purchase Payments in determining credit enhancement amounts, if any, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may only elect a rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date. Once you elect the option you may not cancel it. You may only elect one of the MyPath Lifetime Income optional riders.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Your entire Contract Value must be allocated to an allocation plan approved by us for use with the rider while the rider is in effect.

  . The joint options are not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing a joint rider if you have questions about your spouse's status under federal law.

  . The riders may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

Each of the MyPath Lifetime Income optional riders has restrictions and limitations. These restrictions and limitations include, among others:

   (i) restrictions on the age of each Designated Life,

   (ii)restrictions on whether joint Owners or Annuitants are permitted,

  (iii)restrictions on whether non-natural Owners are permitted, and

   (iv)restrictions on which other optional benefit riders, if any, may also be elected.

The table below summarizes those restrictions and limitations, but does not serve as a complete description of all restrictions and limitations. A complete description of each rider, its benefits, and additional limitations and restrictions follows the table.

-----------------------------------------------------------------------------------------------------------
                            AGE LIMITS FOR EACH
                            DESIGNATED LIFE AT RIDER
                                ISSUE:                               RIDER AVAILABLE WITH:
-----------------------------------------------------------------------------------------------------------
  MYPATH LIFETIME INCOME    MINIMUM      MAXIMUM     JOINT      JOINT       NON-NATURAL   OTHER OPTIONAL
     OPTIONAL RIDER                                  OWNERS   ANNUITANTS       OWNER      BENEFIT RIDERS
-----------------------------------------------------------------------------------------------------------
MyPath Core Flex -- Single    45           80         No    Yes, if natural     Yes     MyPath DB -- Single
                                                                 Owner
-----------------------------------------------------------------------------------------------------------
MyPath Core Flex -- Joint     45           80         Yes         Yes           No      MyPath DB -- Joint
-----------------------------------------------------------------------------------------------------------
MyPath Ascend -- Single       45           80         No    Yes, if natural     Yes            None
                                                                 Owner
-----------------------------------------------------------------------------------------------------------
MyPath Ascend -- Joint        45           80         Yes         Yes           No             None
-----------------------------------------------------------------------------------------------------------
MyPath Summit -- Single       55           80         No    Yes, if natural     Yes            None
                                                                 Owner
-----------------------------------------------------------------------------------------------------------
MyPath Summit -- Joint        55           80         Yes         Yes           No             None
-----------------------------------------------------------------------------------------------------------
MyPath Value -- Single        35           80         No    Yes, if natural     Yes     MyPath DB -- Single
                                                                 Owner
-----------------------------------------------------------------------------------------------------------
MyPath Value -- Joint         35           80         Yes         Yes           No      MyPath DB -- Joint
-----------------------------------------------------------------------------------------------------------

MYPATH CORE FLEX (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Core Flex -- Single, or until the death of both Designated Lives for MyPath Core Flex -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the opportunity for new enhancement periods to begin upon benefit base resets. New enhancement periods may be beneficial to those that do not take regular withdrawals for extended periods of time.

Several examples to help show how this rider works are included in Appendix I.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Core Flex -- Single and of the youngest Designated Life for MyPath Core Flex -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE AND ENHANCEMENT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

ENHANCEMENT BASE

The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset.

The initial enhancement base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT

TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR ENHANCEMENT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.

The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.

The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.

BENEFIT BASE ENHANCEMENT

For purposes of calculating the benefit base enhancement, the "enhancement period" is the 10 Contract Years following the later of the rider effective date or the date of the most recent benefit base reset (described below). If a benefit base reset does not occur, the enhancement period will terminate 10 Contract Years following the rider effective date. If a benefit base reset occurs, regardless of whether it occurs during an enhancement period, a new 10-year enhancement period will begin.

On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 6.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement.

For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years. Nor will the enhancement period be extended for years in which you do not take a withdrawal. The enhancement period will only change upon a benefit base reset, in which case a new 10-year enhancement period will begin.

Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.

BENEFIT BASE RESET

On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs, the enhancement base will increase to the value of the benefit base following the benefit base reset, and a new 10-year enhancement period will begin.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Core Flex exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Expenses -- Other Optional Benefit Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH WILL MEAN YOUR BENEFIT UNDER THE RIDER MAY NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                      MYPATH CORE FLEX -- SINGLE MYPATH CORE FLEX -- JOINT
           AGE         ANNUAL INCOME PERCENTAGE  ANNUAL INCOME PERCENTAGE
           ---        -------------------------- -------------------------
      through age 64             4.00%                     3.50%
         65 - 74                 5.00%                     4.50%
         75 - 79                 5.25%                     4.75%
           80+                   6.00%                     5.50%

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, on the date of the benefit base reset.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment, benefit base enhancement, or benefit base reset, as applicable, and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE, BENEFIT BASE, OR ENHANCEMENT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, calculating cumulative net Purchase Payments in determining credit enhancement amounts, if any, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the "allowable Sub-Accounts" (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex -- Single or of the youngest Designated Life for MyPath Core Flex -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:

   a)  100% allocation among allowable Sub-Accounts; or

   b)  100% allocation to the CustomChoice Allocation Option.

A) ALLOWABLE SUB-ACCOUNTS: When you elect this allocation plan, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts."

Each of these Portfolios is a "fund of funds", which means each Portfolio invests in other underlying funds. Each of these Portfolios is also a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus, which is attached to this Prospectus.

The allowable Sub-Accounts currently include:

  .  Ivy Funds VIP Pathfinder Moderate -- Managed Volatility

  .  Ivy Funds VIP Pathfinder Moderately Conservative -- Managed Volatility

B) THE CUSTOMCHOICE ALLOCATION OPTION: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- CustomChoice Allocation Option."

The allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset or benefit base enhancement. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Core Flex -- Single and of both Designated Lives for MyPath Core Flex -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Core Flex -- Single and of both Designated Lives for MyPath Core Flex -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Core Flex rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Core Flex -- Single and of both Designated Lives for MyPath Core Flex -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH CORE FLEX - JOINT)

For MyPath Core Flex -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Core Flex -- Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Core Flex -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Core Flex -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Core Flex -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Core Flex rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Core Flex -- Single and MyPath Core Flex -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Core Flex -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Core Flex -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

           (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Core Flex -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Core Flex -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH ASCEND (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Ascend -- Single, or until the death of both Designated Lives for MyPath Ascend -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest percentage used to calculate a benefit base enhancement, but it is limited to only one 10-year enhancement period. Higher benefit base enhancements, without the opportunity for new enhancement periods to begin, may be beneficial to those that do not intend to wait longer than ten Contract Years following the rider issue date before beginning withdrawals.

Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Ascend -- Single and of the youngest Designated Life for MyPath Ascend -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE AND ENHANCEMENT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

ENHANCEMENT BASE

The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset, if the benefit base reset occurs during the enhancement period, which is more fully described below.

The initial enhancement base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR ENHANCEMENT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.

The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.

The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.

BENEFIT BASE ENHANCEMENT

For purposes of calculating the benefit base enhancement, the "enhancement period" is the 10 Contract Years following the rider effective date. The enhancement period, and the potential for any benefit base enhancement, will terminate 10 Contract Years following the rider effective date.

On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 7.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement.

For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for any reason, including for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years.

Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.

BENEFIT BASE RESET

On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs during the enhancement period, the enhancement base will increase to the value of the benefit base following the benefit base reset. The enhancement period, however, will not be affected by the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Ascend exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Expenses -- Other Optional Benefit Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH WILL MEAN YOUR BENEFIT UNDER THE RIDER MAY NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                       MYPATH ASCEND -- SINGLE   MYPATH ASCEND -- JOINT
            AGE        ANNUAL INCOME PERCENTAGE ANNUAL INCOME PERCENTAGE
            ---        ------------------------ ------------------------
       through age 64            4.00%                    3.50%
          65 - 74                5.00%                    4.50%
          75 - 79                5.25%                    4.75%
            80+                  6.00%                    5.50%

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, on the date of the benefit base reset.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment, benefit base enhancement, or benefit base reset, as applicable, and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE, BENEFIT BASE, OR ENHANCEMENT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, calculating cumulative net Purchase

     Payments in determining credit enhancement amounts, if any, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

You may take a withdrawal from any "allowable Sub-Account" (described below) in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend -- Single or of the youngest Designated Life for MyPath Ascend -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:

  .  100% allocation among allowable Sub-Accounts

ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a "fund of funds", which means each Portfolio invests in other underlying funds. Each of these Portfolios is also a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus, which is attached to this Prospectus.

The allowable Sub-Accounts currently include:

  .  Ivy Funds VIP Pathfinder Moderate -- Managed Volatility

  .  Ivy Funds VIP Pathfinder Moderately Conservative -- Managed Volatility

The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset or benefit base enhancement. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated

Life for MyPath Ascend -- Single and of both Designated Lives for MyPath Ascend -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Ascend -- Single and of both Designated Lives for MyPath Ascend -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Ascend rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend -- Single and of both Designated Lives for MyPath Ascend -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH ASCEND -- JOINT)

For MyPath Ascend -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Ascend -- Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Ascend -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Ascend -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Ascend -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Ascend rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Ascend -- Single and MyPath Ascend -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Ascend -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Ascend -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

           (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Ascend -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Ascend -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH SUMMIT (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Summit -- Single, or until the death of both Designated Lives for MyPath Summit -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest annual income percentages used in calculating the GAI, but does not offer the opportunity for benefit base enhancements. Higher annual income percentages without benefit base enhancements may be beneficial to those that intend to take withdrawals shortly after the rider issue date and intend to take regular withdrawals.

Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Summit -- Single and of the youngest Designated Life for MyPath Summit -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base resets, which is also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

BENEFIT BASE RESET

On each Contract Anniversary, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Summit exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Expenses -- Other Optional Benefit Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH WILL MEAN YOUR BENEFIT UNDER THE RIDER MAY NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint at the time of the first withdrawal.

The annual income percentages are as follows:

                       MYPATH SUMMIT -- SINGLE   MYPATH SUMMIT -- JOINT
            AGE        ANNUAL INCOME PERCENTAGE ANNUAL INCOME PERCENTAGE
            ---        ------------------------ ------------------------
       through age 64            4.25%                    3.75%
          65 - 74                5.25%                    4.75%
          75 - 79                5.50%                    5.00%
            80+                  6.25%                    5.75%

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, on the date of the benefit base reset.

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment or benefit base reset, the GAI will be recalculated to be equal to
(a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment or benefit base reset, as applicable, and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

The applicable annual income percentage will be based on the age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, calculating cumulative net Purchase Payments in determining credit enhancement amounts, if any, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

You may take a withdrawal from any "allowable Sub-Account" (described below) in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit -- Single or of the youngest Designated Life for MyPath Summit -- Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:

  .  100% allocation among allowable Sub-Accounts

ALLOWABLE SUB-ACCOUNTS: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a "fund of funds", which means each Portfolio invests in other underlying funds. Each of these Portfolios is also a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus, which is attached to this Prospectus.

The allowable Sub-Accounts currently include:

  .  Ivy Funds VIP Pathfinder Moderate -- Managed Volatility

  .  Ivy Funds VIP Pathfinder Moderately Conservative -- Managed Volatility

The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market.

The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Summit -- Single and of both Designated Lives for MyPath Summit -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Summit -- Single and of both Designated Lives for MyPath Summit -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Summit rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Summit -- Single and of both Designated Lives for MyPath Summit -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH SUMMIT - JOINT)

For MyPath Summit -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Summit --

Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Summit -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Summit -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Summit -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Summit rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Summit -- Single and MyPath Summit -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i)the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Summit -- Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Summit -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

          (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Summit -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Summit -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

MYPATH VALUE (SINGLE AND JOINT) OPTION

THE BENEFIT

This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Value -- Single, or until the death of both Designated Lives for MyPath Value -- Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.

This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it is the lowest cost option, but does not offer the opportunity for benefit base enhancements or different annual income percentages based on the age of the Designated Life. This may be beneficial to those who are seeking a guaranteed minimum annual withdrawal amount at a cost that is lower than the other MyPath Lifetime Income optional riders.

Several examples to help show how this rider works are included in Appendix L.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Value -- Single and of the youngest Designated Life for MyPath Value -- Joint, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE VALUES

BENEFIT BASE

The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base resets, which is also described below.

The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. AFTER THE FIRST CONTRACT ANNIVERSARY, HOWEVER, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A SUBSEQUENT PURCHASE PAYMENT IS RECEIVED AFTER THE FIRST CONTRACT ANNIVERSARY IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.

After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.

Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.

The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.

BENEFIT BASE RESET

On each Contract Anniversary, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Value exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled "Contract Charges and Expenses -- Other Optional Benefit Charges," regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled "Contract Charges and Fees" for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO FURTHER INCREASE TO THE BENEFIT BASE, WHICH MAY MEAN YOUR BENEFIT UNDER THE RIDER WILL NOT HAVE THE OPPORTUNITY TO INCREASE IN THE FUTURE. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

CALCULATING THE GUARANTEED ANNUAL INCOME (GAI)

The GAI will be equal to the benefit base multiplied by the applicable annual income percentage (described below). The annual income percentage will not change while the rider is in effect.

The annual income percentages are as follows:

                     MYPATH VALUE -- SINGLE   MYPATH VALUE -- JOINT
            AGE     ANNUAL INCOME PERCENTAGE ANNUAL INCOME PERCENTAGE
            ---     ------------------------ ------------------------
          All ages            4.00%                    3.50%

Upon an increase in the benefit base pursuant to a subsequent Purchase Payment or benefit base reset, the GAI will be recalculated to be equal to
(a) multiplied by (b) where:

   (a) is the benefit base following the subsequent Purchase Payment or benefit base reset, as applicable, and

   (b) is the applicable annual income percentage.

Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.

AFTER THE FIRST CONTRACT YEAR FOLLOWING THE OPTIONAL LIVING BENEFIT RIDER EFFECTIVE DATE, SUBSEQUENT PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. IF A PURCHASE PAYMENT IS RECEIVED IN EXCESS OF $25,000 WITHOUT OUR CONSENT, WE WILL RETURN THE PURCHASE PAYMENT TO YOU AND THERE WILL BE NO INCREASE TO THE CONTRACT VALUE OR BENEFIT BASE.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, calculating cumulative net Purchase Payments in determining credit enhancement amounts, if any, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the "allowable Sub-Accounts" (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the applicable annual income percentage.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.

Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and

   (b) is the applicable annual income percentage.

EXCESS WITHDRAWALS CAN REDUCE FUTURE BENEFITS BY MORE THAN THE DOLLAR AMOUNT OF THE EXCESS WITHDRAWAL.

REQUIRED MINIMUM DISTRIBUTIONS FOR APPLICABLE QUALIFIED CONTRACTS

For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this contract is subject to RMD provisions, the benefit will be treated as follows:

  . Each Contract Year the GAI will be calculated as described in the "Calculating the Guaranteed Annual Income" section above. The GAI will not be changed based on the RMD requirement.

  . If the RMD amount is greater than the GAI, the benefit base and GAI will not be reduced for withdrawals up to the RMD amount.

Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2013 Contract Year ending March 31, 2014 is $5,000. The RMDs for calendar years 2013 and 2014 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2013 and $2,000 in the first quarter of calendar year 2014, then the Owner will have withdrawn $6,500 for the 2013 Contract Year (April 1 to March 31). Since the sum of the Owner's withdrawals for the 2013 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2014, he or she takes it in the last quarter of 2013. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:

   a)  100% allocation among allowable Sub-Accounts; or

   b)  100% allocation to the CustomChoice Allocation Option.

A) ALLOWABLE SUB-ACCOUNTS: When you elect this allocation plan, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as "allowable Sub-Accounts." Each of these Portfolios is a "fund of funds", which means each Portfolio invests in other underlying funds. Each of these Portfolios is also a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus, which is attached to this Prospectus.

The allowable Sub-Accounts currently include:

  .  Ivy Funds VIP Pathfinder Moderate -- Managed Volatility

  .  Ivy Funds VIP Pathfinder Moderately Conservative -- Managed Volatility

B) THE CUSTOMCHOICE ALLOCATION OPTION: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this Prospectus in the section entitled "Description of the Contract -- CustomChoice Allocation Option."

The allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.

You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

AUTOMATIC PAYMENT PHASE

If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Value -- Single and of both Designated Lives for MyPath Value -- Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Value --
Single and of both Designated Lives for MyPath Value -- Joint, this rider terminates and no further benefits are payable under this rider or the contract.

ANNUITY PAYMENTS

If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. BE SURE TO READ THE SECTION ENTITLED "ANNUITIZATION BENEFITS AND OPTIONS" IF YOU ARE CONSIDERING ANNUITIZING YOUR CONTRACT.

If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Value rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Value -- Single and of both Designated Lives for MyPath Value -- Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the Maturity Date and the required beginning of Annuity Payments.

SPOUSAL CONTINUATION (FOR MYPATH VALUE - JOINT)

For MyPath Value -- Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Value -- Joint rider charge. The MyPath Value -- Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

IMPACT OF DIVORCE

For MyPath Value -- Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Value -- Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, the rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

RIDER TERMINATION

Once you elect the MyPath Value rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) For MyPath Value -- Single and MyPath Value -- Joint:

       (1) termination or surrender of the contract (Note -- a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

       (2) the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

       (3) the date of an ownership change or assignment under the contract unless:

           (i) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Value -- Single, the change from individual ownership to a revocable trust for the benefit of such individual

               Owner, and, for MyPath Value -- Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or

           (ii)the assignment is for the purposes of effectuating a 1035 exchange of the contract; or

   (b) for MyPath Value -- Single:

       (1) the date we receive due proof of death of the Designated Life; or

       (2) the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

   (c) for MyPath Value -- Joint:

       (1) the date we receive due proof of death of the last remaining Designated Life; or

       (2) the date any death benefits are paid as a lump sum under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

GENERAL INFORMATION

THE COMPANY -- MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

THE SEPARATE ACCOUNT -- VARIABLE ANNUITY ACCOUNT

We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The Separate Account is registered as a "unit investment trust" with the SEC under the Investment Company Act of 1940.

The Variable Annuity Account has Sub-Accounts to which you may allocate Purchase Payments. Each Sub-Account invests in shares of a corresponding Portfolio. Additional Sub-Accounts may be added at our discretion.

The assets of the Variable Annuity Account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the Variable Annuity Account is entirely independent of the investment performance of our General Account, the Guaranteed Interest Options, and our other separate accounts. All obligations under the contracts are our general corporate obligations.

The General Account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees.

Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

CHANGES TO THE SEPARATE ACCOUNT -- ADDITIONS, DELETIONS OR SUBSTITUTIONS

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Annuity Account. If an investment in a Portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another Portfolio. Substitution may be with respect to existing accumulation values, future Purchase Payments or future Annuity Payments.

We also reserve the right to add, combine or remove any Sub-Accounts of the Variable Annuity Account. Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the Sub-Accounts of the Variable Annuity Account. The addition of any investment option may be made available to existing Owners on whatever basis we determine.

We also reserve the right, when permitted by law, to de-register the Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the Owners, and to combine the Variable Annuity Account with one or more of our other Separate Accounts.

The Portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and Variable Annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and Variable Annuity contracts to invest in the Portfolio at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in the Portfolio at the same time, or (iii) participating qualified plans to invest in shares of the Portfolio at the same time as one or more life insurance companies. Neither the Portfolio nor Minnesota Life currently foresees any disadvantage, but if the Portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy owners and Owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Portfolio's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Portfolio shares with respect to certain groups of policy owners or Owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

COMPENSATION PAID FOR THE SALE OF CONTRACTS

Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Minnesota Life that has the same principal business address, is the principal underwriter of the contract. Securian Financial and other authorized broker-dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker-dealer. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus.

COMMISSIONS

Commissions paid to broker-dealers, and indirectly to registered representatives, will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the Owner at the time the Purchase Payment generating the commission is paid, and whether Annuity Payments will begin within twelve months of the date the contract is issued. Subject to these factors, all broker-dealers are paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of Purchase Payments, an asset-based (or "trail") commission calculated as a percentage of Contract Value, or a combination of both. The maximum front-end base commission is 6.50% of Purchase Payments. We do not pay any additional compensation on the sale or exercise of any of the contract's optional benefit riders offered.

ADDITIONAL PAYMENTS

Broker-dealers may also receive additional payments in the form of marketing allowances which equal 0.22% annually of Contract Values. The marketing allowances are intended to provide further encouragement to broker-dealers to sell contracts. Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contact Owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 6.72% of Purchase Payments.

Broker-dealers also receive additional cash payments. These payments may be for such things as: access to registered representatives and/or broker dealers; one- on-one wholesaler visits, or attendance and visibility at national/regional sales meetings or similar events; inclusion of our products on a broker-dealer's "preferred list"; articles in broker-dealer or similar publications promoting our services or products; occasional meals and/or entertainment, tickets to sporting/other events, and other gifts; joint marketing campaigns, broker-dealer event participation/advertising; sponsorship of broker-dealer sales contests or promotions in which participants (including registered representatives) receive prizes such as travel, awards, merchandise or other recognition; sales support through the provision of hardware, software, or links to our websites from broker-dealer websites and other expense allowance or reimbursement; educational, due diligence, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships. In no event are total front-end commissions paid to broker-dealers in connection with the sales of contracts that exceed 6.72% of Purchase Payments (i.e., loan commissions plus additional payments).

All of the compensation described here may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker dealer are compensated for selling the contracts.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such Funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. 12b-1 payments from underlying Funds range in amount from 0% to 0.25% of Fund assets held in the Separate Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the Fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a Fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Because Funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a Fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the Fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of Fund assets held in the Separate Account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such Funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

Minnesota Life considers profitability when determining the charges in the contract. In early Contract Years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later Contract Years. In general, Minnesota Life's profit will be greater the longer a contract is held and the greater a contract's investment return.

THE GENERAL ACCOUNT

The interests of Owners arising from the allocation of Purchase Payments or the transfer of Contract Values to our General Account (including the Fixed Account and the DCA Fixed Account) are not registered under the Securities Act of 1933, nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to it. Disclosures relating to interests in that option however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy of statements made in a registration statement.

The guaranteed interest rate on new amounts allocated to the DCA Fixed Account is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract.

We do not currently offer any General Account investment choices prior to the Annuity Commencement Date, except for the DCA Fixed Account for new Purchase Payments. Any Contract Value you apply to Fixed Annuity Payments becomes part of our General Account.

Minnesota Life reserves the right to defer payment of amounts withdrawn from the General Account (including the Fixed Account and DCA Fixed Account) for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract).

VOTING RIGHTS

We will vote the Portfolio shares held in the Variable Annuity Account at shareholder meetings of the Portfolios. We will vote shares attributable to contracts in accordance with instructions received from Owners with voting interests in each Sub-Account of the Variable Annuity Account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which an Owner may provide instructions will be calculated separately for each Sub-Account of the Variable Annuity Account. One of the effects of proportional voting is that a small number of Owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the Contract Value of the contract attributable to each Sub-Account of the Variable Annuity Account by the net asset value per share of the Portfolio shares held by that Sub-Account.

During the annuity period the Owner holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each Sub-Account of the Variable Annuity Account by the net asset value per share of the Portfolio shares held by that Sub-Account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

We shall notify you of a Portfolio shareholders' meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

FEDERAL TAX STATUS

INTRODUCTION

Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax advisor. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). The contract may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Sections 401(a), 408(b), 408A or 457 of the Code ("Tax Qualified Accounts"). The ultimate effect of federal income taxes on the amounts held under a contract, on Annuity Payments, and on the economic benefit to the Owner or the beneficiary(ies) may depend on the tax status of the individual concerned.

In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, the U.S.

Department of the Treasury (the "Treasury Department") and the Internal Revenue Service ("IRS") clarified their position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the Treasury Department and IRS did not recognize civil unions or registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

In addition to federal tax laws, you should consider how your relationship will be recognized for state tax law purposes. You are strongly encouraged to consult with your tax advisor about these issues if you are in a same-sex marriage, civil union, or domestic partnership.

There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stock, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the Purchase Payments paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the Owner may be entitled to reduced tax rates applicable to long term capital gains.

For Variable Annuity contracts, increases in Contract Values attributable to dividends and interest from underlying investment Funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or Annuity Payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the Owner to determine the timing of the receipt of taxable income. Note, however, that Variable Annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the Owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

This Prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax advisor.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE ANNUITY ACCOUNT

We are taxed as a "life insurance company" under the Code. The operations of the Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the Variable Annuity Account or on capital gains arising from the Variable Annuity Account's activities. The Variable Annuity Account is not taxed as a "regulated investment company" under the Code and we do not anticipate any change in that tax status.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the Separate Accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Separate Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

TAXATION OF ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as Annuity Payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the Owner of the contract during the taxable year. There is an exception to this general rule for Qualified Contracts described in Sections 401(a), 408 or 408A of the Code.

There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity:
(i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

If you do not annuitize your Non-Qualified Contract on or before the Maturity Date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the contract or the entire increase in the Contract Value would be taxable in the year you reach the Maturity Date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Annuity Account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to Qualified Contracts which are described in Sections 401(a), 408, 408A or 457(b) of the Code.

The Variable Annuity Account, through the Fund Portfolios, intends to comply with the diversification requirements prescribed in Regulations
Section 1.817-5, which affect how the Portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust nor the investments of its Funds. Nonetheless, we believe that each Fund of the Securian Funds Trust in which the Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the Variable Annuity Account to be deemed to be "adequately diversified."

OWNERSHIP TREATMENT

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an investment advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The IRS has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of an owner under the contract will not result in any owner being treated as the owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent an Owner from being considered the owner of a proportionate share of the assets of the Variable Annuity Account.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the "investment in the contract" (i.e., Purchase Payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a Variable Annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the Contract Value over the investment in the contract. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified retirement plans, the "investment in the contract" can be zero.

SECTION 1035 EXCHANGES

An annuity contract may be fully or partially exchanged for another annuity contract in a tax-free exchange under IRC (S)1035. Historically, the IRS challenged attempts by taxpayers to exchange part of an annuity contract for a new annuity contract (a "Partial Exchange"). IRS rulings over the last several years have allowed annuity contract holders to make Partial Exchanges under certain conditions. If this contract is received in a Partial Exchange or is Partially Exchanged for another annuity contract, withdrawals taken from either annuity contract within 180 days from the date of the Partial Exchange may have adverse tax consequences. You should consult your tax advisor before entering into a Partial Exchange.

TAXATION OF ANNUITY PAYMENTS

The taxable portion of an Annuity Payment is generally equal to the excess of the payment over the exclusion amount. In the case of a Fixed Annuity Payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of Variable Annuity Payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). The taxable portion of an Annuity Payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, Annuity Payments will be fully taxable.

TAXES PAYABLE ON OPTIONAL RIDERS

The single and joint versions of the MyPath Lifetime Income optional riders provide benefits that are different from the usual benefits available under Variable Annuity contracts. If you elect these options an Owner or beneficiary may be allowed to take withdrawals under the option even after the Contract Value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes see "Taxation of Partial and Full Withdrawals". If the investment in the contract has been fully recovered for tax purposes, then these withdrawals are generally included in the taxpayer's income.

TAXATION OF DEATH BENEFIT PROCEEDS

Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a Owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the contract is not affected by the Owner's death. That is, the investment in the contract remains the amount of any Purchase Payments paid which were not excluded from gross income.

MEDICARE TAX

Beginning in 2013, distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax advisor for more information.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

  .  where the taxpayer is 59 1/2 or older,

  .  where payment is made on account of the taxpayer's disability, or

  .  where payment is made by reason of the death of the Owner, and

  .  in certain other circumstances.

The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For tax qualified employer-sponsored retirement plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

For some types of tax qualified retirement plans, other tax penalties may apply to certain distributions.

AGGREGATION OF CONTRACTS

For purposes of determining an Owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same Owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

ASSIGNMENT OR PLEDGES

Transfers, assignments and certain designations of Annuitants or payees can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an Annuitant or payee who is not also the Owner, or the assignment of the contract may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax advisor about its potential tax effects.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract issued after January 18, 1985 to provide that:

   (a) if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if an Owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the Owner's death.

The requirements of (b) above will be considered satisfied with respect to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary", who must be a natural person, is the person designated by the Owner as a beneficiary. If the Owner's "designated beneficiary" is the surviving spouse of the Owner, however, the contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such contract provisions and modify them if necessary to assure that they comply with the requirements of Code
Section 72(s) when clarified by regulation or otherwise.

Similar rules apply to Qualified Contracts.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax advisor with respect to legislative developments and their effect on the contract.

TAX QUALIFIED PROGRAMS

The contract is designed for use with several types of individual and employer-sponsored retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

  .  contributions in excess of specified limits;

  .  distributions prior to age 59 1/2 (subject to certain exceptions);

  .  distributions that do not conform to specified minimum distribution rules;
     and

  .  other specified circumstances.

We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax qualified plans arises under the specific provisions of the Code governing the tax qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax advisor regarding the suitability of the contract.

Any annuity contract that is part of a tax qualified retirement plan must comply with the required minimum distribution (RMD) provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your tax qualified retirement plan contract after Annuity Payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract under a tax qualified plan who requests such a partial withdrawal of the effects of the withdrawal on the contract prior to processing the withdrawal.

For tax qualified plans under Sections 401(a) and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant): (i) reaches age 70 1/2, or (ii) if later retires; and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age
70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

In accordance with recent changes in laws and regulations RMDs must be calculated based on the sum of the Contract Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the Contract Value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the Owner, and a reduction of death benefits and the benefits of any optional riders.

WITHHOLDING

In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

The Code generally allows the rollover of most distributions to and from tax qualified retirement plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under Section 457(b). Distributions which may not be rolled over are those which are:

  . one of a series of substantially equal annual (or more frequent) payments made:

     -- over the life or life expectancy of the employee,

     -- over the joint lives or joint life expectancies of the employee and the employee's designated beneficiary, or

     -- for a specified period of ten years or more,

  .  a required minimum distribution,

  .  a hardship distribution, or

  .  the non-taxable portion of a distribution.

Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISOR

The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. The benefits and features of this contract, when owned by employer provided welfare benefit arrangements or other types of special purpose entities, may impact any unique tax aspects such arrangements or entities may enjoy. Special rules may apply to situations not discussed here. Should a tax qualified retirement plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a Variable Annuity contract or exercising elections under such a contract. For further information you should consult a tax advisor.

PERFORMANCE DATA

From time to time the Variable Annuity Account may publish advertisements containing performance data relating to its Sub-Accounts. In the case of the money market Portfolio, the Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other Portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the Portfolios first became available to the Variable Annuity Account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying Portfolios first became available to the Variable Annuity Account under other contracts issued by us.

The money market Portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the Variable Annuity Account are based on historical information of the Portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Variable Annuity Account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying Funds. More detailed information on the computations is set forth in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:

       General Information and History
       Distribution of Contract
       Performance
       Independent Registered Public Accounting Firm
       Registration Statement
       Financial Statements

    APPENDIX A -- CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

The financial statements of the Variable Annuity Account and the Consolidated Financial Statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information. The table below gives per unit information about the financial history of each sub-account for the class of contracts, for the period from the inception of each to December 31, 2013. Sub-accounts that became available after that time are not included. This information should be read in conjunction with the financial statements and related notes of the Variable Annuity Account included in this Prospectus.
1.30% Variable Account Charge

                         UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                         BEGINNING OF   AT END OF   OUTSTANDING AT
                            PERIOD        PERIOD     END OF PERIOD
                         -------------  ----------  ---------------
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.11         120,497
                IVY FUNDS VIP BALANCED SUB-ACCOUNT:
                  2013..     $1.03(a)     $1.09          42,438
                IVY FUNDS VIP BOND SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.01         662,367
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.12         124,925
                IVY FUNDS VIP DIVIDEND OPPORTUNITIES SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.12          11,478
                IVY FUNDS VIP ENERGY SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.06           2,371
                IVY FUNDS VIP GLOBAL BOND SUB-ACCOUNT:
                  2013..     $1.02(a)     $1.03          25,877
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT:
                  2013..     $1.03(a)     $1.04           3,759
                IVY FUNDS VIP GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.17          21,429
                IVY FUNDS VIP HIGH INCOME SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.04           7,222
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.12          59,567
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.11          19,463
                IVY FUNDS VIP LIMITED-TERM BOND SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.01         376,066
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.17              --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.09          49,504
                IVY FUNDS VIP MONEY MARKET SUB-ACCOUNT:
                  2013..     $1.00(a)     $1.00         233,646
                IVY FUNDS VIP REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2013..     $1.08(a)     $1.04          16,234
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.19          63,710
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.12          45,353
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.13          32,075
                IVY FUNDS VIP VALUE SUB-ACCOUNT:
                  2013..     $1.02(a)     $1.12          15,791
                IVY FUNDS VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.11          35,126
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE
                 SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.10              --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP PATHFINDER MODERATE SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.09          79,183
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE
                 SUB-ACCOUNT:
                  2013.       $1.03(a)    $1.07              --
                IVY FUNDS VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
                  2013...     $1.03(a)    $1.06              --
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.05       1,067,825
                IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED
                 VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.05       5,845,424
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.04       1,196,593

1.55% Variable Account Charge

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.11          --
                IVY FUNDS VIP BALANCED SUB-ACCOUNT:
                  2013.       $1.03(a)    $1.09          --
                IVY FUNDS VIP BOND SUB-ACCOUNT:
                  2013.       $1.01(a)    $1.01          --
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.12          --
                IVY FUNDS VIP DIVIDEND OPPORTUNITIES SUB-ACCOUNT:
                  2013..      $1.05(a)    $1.12          --
                IVY FUNDS VIP ENERGY SUB-ACCOUNT:
                  2013..      $1.04(a)    $1.05          --
                IVY FUNDS VIP GLOBAL BOND SUB-ACCOUNT:
                  2013..      $1.02(a)    $1.03          --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT:
                  2013...     $1.03(a)    $1.04          --
                IVY FUNDS VIP GROWTH SUB-ACCOUNT:
                  2013...     $1.06(a)    $1.17          --
                IVY FUNDS VIP HIGH INCOME SUB-ACCOUNT:
                  2013...     $1.01(a)    $1.04          --
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT:
                  2013...     $1.06(a)    $1.12          --
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT:
                  2013...     $1.06(a)    $1.11          --
                IVY FUNDS VIP LIMITED-TERM BOND SUB-ACCOUNT:
                  2013...     $1.01(a)    $1.01          --

1.55% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT:
                  2013.       $1.06(a)    $1.17            --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.09            --
                IVY FUNDS VIP MONEY MARKET SUB-ACCOUNT:
                  2013.       $1.00(a)    $1.00            --
                IVY FUNDS VIP REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2013..      $1.08(a)    $1.04            --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
                  2013..      $1.05(a)    $1.19            --
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT:
                  2013..      $1.05(a)    $1.12            --
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT:
                  2013..      $1.05(a)    $1.13            --
                IVY FUNDS VIP VALUE SUB-ACCOUNT:
                  2013..      $1.02(a)    $1.12            --
                IVY FUNDS VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
                  2013..      $1.05(a)    $1.11            --
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE
                 SUB-ACCOUNT:
                  2013..      $1.04(a)    $1.10            --
                IVY FUNDS VIP PATHFINDER MODERATE SUB-ACCOUNT:
                  2013..      $1.04(a)    $1.09        42,143
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE
                 SUB-ACCOUNT:
                  2013..      $1.03(a)    $1.07            --
                IVY FUNDS VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
                  2013..      $1.03(a)    $1.06            --
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013..      $1.00(a)    $1.05            --
                IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED
                 VOLATILITY SUB-ACCOUNT:
                  2013..      $1.00(a)    $1.05            --
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.04            --

1.70% Variable Account Charge

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.11         4,541
                IVY FUNDS VIP BALANCED SUB-ACCOUNT:
                  2013.       $1.03(a)    $1.09         7,930
                IVY FUNDS VIP BOND SUB-ACCOUNT:
                  2013.       $1.01(a)    $1.01            --
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.12         6,918
                IVY FUNDS VIP DIVIDEND OPPORTUNITIES SUB-ACCOUNT:
                  2013..      $1.05(a)    $1.12            --
                IVY FUNDS VIP ENERGY SUB-ACCOUNT:
                  2013..      $1.04(a)    $1.05         8,785
                IVY FUNDS VIP GLOBAL BOND SUB-ACCOUNT:
                  2013..      $1.02(a)    $1.03            --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT:
                  2013...     $1.03(a)    $1.04            --
                IVY FUNDS VIP GROWTH SUB-ACCOUNT:
                  2013...     $1.06(a)    $1.17            --



                         UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                         BEGINNING OF   AT END OF   OUTSTANDING AT
                            PERIOD        PERIOD     END OF PERIOD
                         -------------  ----------  ---------------
                IVY FUNDS VIP HIGH INCOME SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.04           6,637
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.12           7,892
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.11              --
                IVY FUNDS VIP LIMITED-TERM BOND SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.01         106,894
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.17           4,235
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.09           4,459
                IVY FUNDS VIP MONEY MARKET SUB-ACCOUNT:
                  2013..     $1.00(a)     $0.99              --
                IVY FUNDS VIP REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2013..     $1.08(a)     $1.04              --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.19          10,137
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.12           9,673
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.13           6,372
                IVY FUNDS VIP VALUE SUB-ACCOUNT:
                  2013..     $1.02(a)     $1.12           7,602
                IVY FUNDS VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.11          55,987
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE
                 SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.10              --
                IVY FUNDS VIP PATHFINDER MODERATE SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.09           5,908
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE
                 SUB-ACCOUNT:
                  2013..     $1.03(a)     $1.07              --
                IVY FUNDS VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
                  2013..     $1.03(a)     $1.06              --
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013..     $1.00(a)     $1.05         119,133
                IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED
                 VOLATILITY SUB-ACCOUNT:
                  2013..     $1.00(a)     $1.05         657,546
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013..     $1.00(a)     $1.04              --

1.95% Variable Account Charge

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT:
                  2013.     $1.03(a)    $1.11          --
                IVY FUNDS VIP BALANCED SUB-ACCOUNT:
                  2013.     $1.03(a)    $1.08          --
                IVY FUNDS VIP BOND SUB-ACCOUNT:
                  2013.     $1.01(a)    $1.01          --
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT:
                  2013.     $1.04(a)    $1.12          --

1.95% Variable Account Charge Continued

                         UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                         BEGINNING OF   AT END OF   OUTSTANDING AT
                            PERIOD        PERIOD     END OF PERIOD
                         -------------  ----------  ---------------
                IVY FUNDS VIP DIVIDEND OPPORTUNITIES SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.12           --
                IVY FUNDS VIP ENERGY SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.05           --
                IVY FUNDS VIP GLOBAL BOND SUB-ACCOUNT:
                  2013..     $1.02(a)     $1.03           --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT:
                  2013..     $1.03(a)     $1.04           --
                IVY FUNDS VIP GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.17           --
                IVY FUNDS VIP HIGH INCOME SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.04           --
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.12           --
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.11           --
                IVY FUNDS VIP LIMITED-TERM BOND SUB-ACCOUNT:
                  2013..     $1.01(a)     $1.01           --
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.06(a)     $1.17           --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT:
                  2013..     $1.04(a)     $1.09           --
                IVY FUNDS VIP MONEY MARKET SUB-ACCOUNT:
                  2013..     $1.00(a)     $0.99           --
                IVY FUNDS VIP REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2013..     $1.08(a)     $1.04           --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT:
                  2013..     $1.05(a)     $1.19           --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT:
                  2013.       $1.05(a)    $1.11          --
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT:
                  2013.       $1.05(a)    $1.13          --
                IVY FUNDS VIP VALUE SUB-ACCOUNT:
                  2013.       $1.02(a)    $1.12          --
                IVY FUNDS VIP PATHFINDER AGGRESSIVE SUB-ACCOUNT:
                  2013.       $1.05(a)    $1.11          --
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE
                 SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.10          --
                IVY FUNDS VIP PATHFINDER MODERATE SUB-ACCOUNT:
                  2013.       $1.04(a)    $1.09          --
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE
                 SUB-ACCOUNT:
                  2013.       $1.03(a)    $1.07          --
                IVY FUNDS VIP PATHFINDER CONSERVATIVE SUB-ACCOUNT:
                  2013...     $1.03(a)    $1.06          --
                IVY FUNDS VIP PATHFINDER MODERATELY AGGRESSIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.05          --
                IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED
                 VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.05          --
                IVY FUNDS VIP PATHFINDER MODERATELY CONSERVATIVE --
                 MANAGED VOLATILITY SUB-ACCOUNT:
                  2013...     $1.00(a)    $1.04          --

--------
(a) Period from September 19, 2013, commencement of operations, to December 31, 2013.

             APPENDIX B -- ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.98% and 10.00%.

For illustration purposes, an average annual expense equal to 2.48% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.48% includes: 1.35% for mortality and expense risk, and an average of 1.13% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

             VARIABLE ANNUITY INCOME -- HYPOTHETICAL ILLUSTRATION
       ANNUITY INCOME OPTION -- LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

PREPARED FOR: Client
VARIABLE CONTRIBUTION: $100,000.00
INITIAL VARIABLE MONTHLY INCOME: $631.36

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will INCREASE if the returns on your investments ARE GREATER THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will DECREASE if the returns on your investments ARE LESS THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.98% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

VARIABLE ANNUITY INCOME -- HYPOTHETICAL

                   Impact of Rate of Return on Monthly Income

                               Annuity Income ($)

                                   [CHART]

                0.00% Gross               6.92% Gross         10.00% Gross
     Age        (-2.42% Net)              (4.50% Net)          (7.58% Net)
    -----       ------------              -----------          -----------
     65             $631                      $631                 $631
     68              514                       631                  689
     71              419                       631                  752
     74              341                       631                  820
     77              277                       631                  895
     80              226                       631                  976
     83              184                       631                1,065
     86              150                       631                1,162
     89              122                       631                1,268
     92               99                       631                1,383
     95               81                       631                1,509
     98               66                       631                1,647


VARIABLE ANNUITY INCOME -- SUPPORTING DETAIL

                                  MONTHLY ANNUITY INCOME BASED ON
                                    HYPOTHETICAL RATE OF RETURN
                             -----------------------------------------
                                 0.00% GROSS  6.98% GROSS 10.00% GROSS
          BEGINNING OF YEAR  AGE (-2.48% NET) (4.50% NET) (7.52% NET)
          -----------------  --- ------------ ----------- ------------
                 1.......... 65      $631        $631        $  631
                 4.......... 68      $513        $631        $  688
                 7.......... 71      $417        $631        $  749
                 10......... 74      $339        $631        $  816
                 13......... 77      $275        $631        $  889
                 16......... 80      $224        $631        $  968
                 19......... 83      $182        $631        $1,054
                 22......... 86      $148        $631        $1,148
                 25......... 89      $120        $631        $1,251
                 28......... 92      $ 98        $631        $1,363
                 31......... 95      $ 79        $631        $1,484
                 34......... 98      $ 64        $631        $1,617

If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $546.13.

                  APPENDIX C -- TYPES OF QUALIFIED CONTRACTS

Individual and employer sponsored tax qualified retirement plans provide tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a tax qualified plan.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an "IRA"). Distributions from certain other types of tax qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A Qualified Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.

Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of tax qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59/ 1//\\2\\ (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the "investment in the contract" to the individual's balance in the IRA, generally the value of the IRA. The "investment in the contract" generally equals the non deductible contributions to an IRA. The "investment in the contract" can be zero.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

ROTH IRAS

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity Owner has reached age 59/ 1//\\2\\;
(2) the distribution is paid to a beneficiary after the Owner's death; (3) the annuity Owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax advisor for further information regarding Roth IRAs.

            APPENDIX D -- EXAMPLES ILLUSTRATING CREDIT ENHANCEMENT

EXAMPLE #1 -- RECAPTURE OF CREDIT ENHANCEMENT DUE TO RIGHT OF CANCELLATION OR "FREE LOOK".

In the event the contract is cancelled and returned during the free look period, we will refund the current Contract Value less any credit enhancements applied to the contract. The contract owner bears the investment risk for the Purchase Payment(s) and credit enhancements(s) during this period. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Contract Value at Issue = $502,500

Assume the Contract Value on the Valuation Date has decreased to $501,000 due to poor fund performance. The amount refunded as a result of the free look cancellation is $498,500 ($501,000 - $2,500).

EXAMPLE #2 -- RECAPTURE OF CREDIT ENHANCEMENT DUE TO DEATH BENEFIT.

The death benefit will be calculated according to the death benefit option elected at the time of contract issue. Any death benefit paid to a beneficiary will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Subsequent Purchase Payment fourth month following contract issue = $400,000 Additional Credit Enhancement = $4,250 (.75% 3 900,000 - 2,500)

Assume a death benefit of $950,000 becomes payable 15 months after contract issue. No recapture is applied to the first credit enhancement because it was added to the contract more than 12 months prior. The second credit enhancement is within the first 12 months so recapture applies. The adjusted death benefit would be $950,000 - $4,250 = $945,750. If there are two beneficiaries, each entitled to 50% of the death benefit; they would each receive $472,875.

EXAMPLE #3 -- RECAPTURE OF CREDIT ENHANCEMENT WHEN AMOUNTS ARE APPLIED TO PROVIDE ANNUITY PAYMENTS.

If the entire Contract Value is applied to provide Annuity Payments, the value will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000
Credit Enhancement = $2,500 (.50% 3 500,000)
Subsequent Purchase Payment fourth month following contract issue = $400,000 Additional Credit Enhancement = $4,250 (.75% 3 900,000 - 2,500)

If the Contract Value was $945,000, the amount available to provide Annuity Payments prior to any applicable deduction for premium tax is $945,000 - $4,250 = $940,750.

EXAMPLE #4 -- DEMONSTRATION OF CREDIT ENHANCEMENT SCHEDULE.

The credit enhancement schedule has four levels, based on the cumulative net Purchase Payments. Cumulative net Purchase Payments are the total of all Purchase Payments received for a contract, less any prior withdrawals from contract value (including associated charges). With each Purchase Payment received, we will evaluate whether the contract is eligible for a credit enhancement. If eligible, the credit enhancement will be added to the Contract Value. The amount of credit enhancement is calculated as follows: cumulative net Purchase Payments multiplied by the applicable credit enhancement percentage; less any credit enhancements previously applied to the Contract Value. If the result of the calculation is less than zero, no credit enhancement will be applied.

                       CONTRACT                                                             CONTRACT
                        VALUE   PURCHASE            CUMULATIVE NET ADDITIONAL     TOTAL      VALUE
                        BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT      CREDIT      AFTER
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ENHANCEMENT  ACTIVITY
--------------         -------- -------- ---------- -------------- ----------- ----------- ----------
Beginning of Year 1... $      0 $200,000  $      0    $  200,000     $    0      $     0   $  200,000
Activity.............. $208,000 $200,000  $      0    $  400,000     $1,000      $ 1,000   $  409,000
Activity (withdrawal). $398,000       --  $250,000    $  150,000     $    0      $ 1,000   $  148,000
Activity.............. $163,000 $450,000  $      0    $  600,000     $2,000      $ 3,000   $  615,000
Activity.............. $645,000 $500,000  $      0    $1,100,000     $8,000      $11,000   $1,153,000

EXAMPLE #5 -- DEMONSTRATION OF CREDIT ENHANCEMENT WITH MYPATH LIFETIME INCOME OPTIONAL RIDERS ELECTED AT ISSUE.

When a MyPath Lifetime Income optional rider is elected at issue, the initial benefit base and enhancement base, if applicable, are equal to Purchase Payments. The credit enhancement is not considered a Purchase Payment and therefore, has no impact on the rider values.

                     CONTRACT                                                CONTRACT          GUARANTEED
                      VALUE   PURCHASE            CUMULATIVE NET              VALUE              ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL    PURCHASE      CREDIT     AFTER   BENEFIT    INCOME
CONTRACT YEAR        ACTIVITY RECEIVED   AMOUNT      PAYMENTS    ENHANCEMENT ACTIVITY  BASE      (GAI)
-------------        -------- -------- ---------- -------------- ----------- -------- -------- ----------
Beginning of Year 1.    $0    $500,000     --        $500,000      $2,500    $502,500 $500,000  $20,000

For the purposes of this illustration, an annual income percentage of 4.0% was used to determine the GAI of $20,000. The actual annual income percentage may vary based on the specific MyPath Lifetime Income optional rider elected at issue.

The enhancement base (not shown above), if applicable, would also equal the cumulative net Purchase Payments.

For a complete illustration of the mechanics for the MyPath Lifetime Income optional riders, please see Appendix I, Appendix J, Appendix K, and Appendix L of this Prospectus.

APPENDIX E -- EXAMPLES OF THE HIGHEST ANNIVERSARY VALUE II DEATH BENEFIT OPTION

Below are several examples that are designed to help show how the Highest Anniversary Value II (HAV II) death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, Purchase Payments adjusted for withdrawals, and Contract Value vary relative to one another during periods of positive and negative market fluctuations.

                          CONTRACT                     CONTRACT   PURCHASE                DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1.. 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000
Beginning of Year 2.. 68  $106,000       --     --     $106,000   $100,000    $106,000   $106,000
Beginning of Year 3.. 69  $120,000       --     --     $120,000   $100,000    $120,000   $120,000
Beginning of Year 4.. 70  $128,000       --     --     $128,000   $100,000    $128,000   $128,000
Beginning of Year 5.. 71  $108,000       --     --     $108,000   $100,000    $128,000   $128,000
Beginning of Year 6.. 72  $100,000       --     --     $100,000   $100,000    $128,000   $128,000
Beginning of Year 7.. 73  $156,000       --     --     $156,000   $100,000    $156,000   $156,000
Beginning of Year 8.. 74  $160,000       --     --     $160,000   $100,000    $160,000   $160,000
Beginning of Year 9.. 75  $125,000       --     --     $125,000   $100,000    $160,000   $160,000
Beginning of Year 10. 76  $141,000       --     --     $141,000   $100,000    $160,000   $160,000
Beginning of Year 11. 77  $160,000       --     --     $160,000   $100,000    $160,000   $160,000
Beginning of Year 12. 78  $155,000       --     --     $155,000   $100,000    $160,000   $160,000
Beginning of Year 13. 79  $163,000       --     --     $163,000   $100,000    $163,000   $163,000
Beginning of Year 14. 80  $140,000       --     --     $140,000   $100,000    $163,000   $163,000
Beginning of Year 15. 81  $155,000       --     --     $155,000   $100,000    $163,000   $163,000
Beginning of Year 16. 82  $165,000       --     --     $165,000   $100,000    $163,000   $165,000

In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $106,000 and the Highest Anniversary Value is increased to the current Contract Value. The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest Owner's 80th birthday; the last anniversary at which the Highest Anniversary Value has the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.

                          CONTRACT                     CONTRACT   PURCHASE                DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1.. 67     --    $100,000     --     $100,000   $100,000    $100,000   $100,000

Initial Highest Anniversary Value = initial Purchase Payment = $100,000.

Initial Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($100,000, $100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received, the Highest Anniversary Value will increase by the amount of the Purchase Payment.

                             CONTRACT                     CONTRACT   PURCHASE                DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $125,000

After the additional Purchase Payment:

Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($125,000, $120,000, $120,000) = $125,000.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.

                             CONTRACT                     CONTRACT   PURCHASE                DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST   BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE    HAV II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- --------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $125,000
Beginning of Year 2..... 68  $130,000       --     --     $130,000   $120,000    $130,000   $130,000

After the increase:

Highest Anniversary Value = greater of Contract Value on anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($130,000, $120,000, $130,000) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the Contract Value prior to the withdrawal.

                                                                    PURCHASE
                             CONTRACT                     CONTRACT  PAYMENTS                DEATH
                              VALUE   PURCHASE             VALUE    ADJUSTED     HIGHEST   BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER       FOR     ANNIVERSARY  UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS    VALUE    HAV II
--------------------     --- -------- -------- ---------- -------- ----------- ----------- --------
Beginning of Year 1..... 67        -- $100,000       --   $100,000  $100,000    $100,000   $100,000
Activity 6 months later. 67  $105,000 $ 20,000       --   $125,000  $120,000    $120,000   $125,000
Beginning of Year 2..... 68  $130,000       --       --   $130,000  $120,000    $130,000   $130,000
Activity 6 months later. 68  $126,000       --   $5,000   $121,000  $115,238    $124,841   $124,841

After the withdrawal:

Purchase Payments adjusted for withdrawals = Purchase Payments adjusted for withdrawals prior to the withdrawal -- [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal -- [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $130,000 - [$130,000 x $5,000 / $126,000] = $124,841.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($121,000, $115,238, $124,841) = $124,841.

           APPENDIX F -- EXAMPLES OF PREMIER II DEATH BENEFIT OPTION

Below are several examples that are designed to help show how the Premier II death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $100,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, Purchase Payments adjusted for withdrawals, 5% Increase Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations.

                          CONTRACT                     CONTRACT   PURCHASE                          DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000
Beginning of Year 2.. 68  $106,000       --     --     $106,000   $100,000    $106,000   $105,000  $106,000
Beginning of Year 3.. 69  $120,000       --     --     $120,000   $100,000    $120,000   $110,250  $120,000
Beginning of Year 4.. 70  $128,000       --     --     $128,000   $100,000    $128,000   $115,763  $128,000
Beginning of Year 5.. 71  $108,000       --     --     $108,000   $100,000    $128,000   $121,551  $128,000
Beginning of Year 6.. 72  $100,000       --     --     $100,000   $100,000    $128,000   $127,628  $128,000
Beginning of Year 7.. 73  $156,000       --     --     $156,000   $100,000    $156,000   $134,010  $156,000
Beginning of Year 8.. 74  $160,000       --     --     $160,000   $100,000    $160,000   $140,710  $160,000
Beginning of Year 9.. 75  $125,000       --     --     $125,000   $100,000    $160,000   $147,746  $160,000
Beginning of Year 10. 76  $141,000       --     --     $141,000   $100,000    $160,000   $155,133  $160,000
Beginning of Year 11. 77  $160,000       --     --     $160,000   $100,000    $160,000   $162,889  $162,889
Beginning of Year 12. 78  $155,000       --     --     $155,000   $100,000    $160,000   $171,034  $171,034
Beginning of Year 13. 79  $163,000       --     --     $163,000   $100,000    $163,000   $179,586  $179,586
Beginning of Year 14. 80  $140,000       --     --     $140,000   $100,000    $163,000   $188,565  $188,565
Beginning of Year 15. 81  $155,000       --     --     $155,000   $100,000    $163,000   $188,565  $188,565
Beginning of Year 16. 82  $165,000       --     --     $165,000   $100,000    $163,000   $188,565  $188,565

In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $106,000 and the Highest Anniversary Value is increased to the current Contract Value. The 5% Increase Value is calculated as the prior 5% Increase Value, accumulated at 5% for a year ($100,000 * 1.05 ^ (365 / 365) = $105,000). The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The prior 5% Increase Value is accumulated at 5% ($115,763 * 1.05 ^ (365 / 365) = $121,551). The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest owner's 80th birthday; the last anniversary at which the Highest Anniversary Value and 5% Increase Value have the potential to increase.

EXAMPLE #2 -- INITIAL VALUES AT ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2 - 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.

                          CONTRACT                     CONTRACT   PURCHASE                          DEATH
                           VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------  --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1.. 67     --    $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000

Initial Highest Anniversary Value = initial Purchase Payment = $100,000.

Initial 5% Increase Value = initial Purchase Payment = $100,000.

Initial Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($100,000, $100,000, $100,000, $100,000) = $100,000.

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received, the Highest Anniversary Value and 5% Increase Value will increase by the amount of the Purchase Payment.

                             CONTRACT                     CONTRACT   PURCHASE                          DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $122,470  $125,000

After the additional Purchase Payment:

Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

5% Increase Value = 5% Increase Value prior to the Purchase Payment accumulated until the time of the Purchase Payment + Purchase Payment amount, subject to the maximum 5% Increase Value of 200% of Purchase Payments adjusted for withdrawals = minimum of ($100,000 * (1.05 ^ (6/12)) + $20,000, 200% *
$120,000) = $122,470.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($125,000, $120,000, $120,000, $122,470) = $125,000.

EXAMPLE #4 -- HIGHEST ANNIVERSARY VALUE INCREASE ON CONTRACT ANNIVERSARY.

On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.

                             CONTRACT                     CONTRACT   PURCHASE                          DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1..... 67        -- $100,000     --     $100,000   $100,000    $100,000   $100,000  $100,000
Activity 6 months later. 67  $105,000 $ 20,000     --     $125,000   $120,000    $120,000   $122,470  $125,000
Beginning of Year 2..... 68  $130,000       --     --     $130,000   $120,000    $130,000   $125,494  $130,000

After the increase:

Highest Anniversary Value = greater of Contract Value on anniversary of prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

5% Increase Value = prior 5% Increase Value accumulated until the beginning of year 2 = minimum of ($122,470 * (1.05 ^ (6/12)), 200% * $120,000) = $125,494.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($130,000, $120,000, $130,000, $125,494) = $130,000.

EXAMPLE #5 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the Contract Value prior to the withdrawal. The 5% Increase Value is reduced by the amount of the withdrawal.

                             CONTRACT                     CONTRACT   PURCHASE                          DEATH
                              VALUE   PURCHASE             VALUE     PAYMENTS     HIGHEST      5%     BENEFIT
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   ADJUSTED FOR ANNIVERSARY INCREASE   UNDER
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY WITHDRAWALS     VALUE     VALUE   PREMIER II
--------------------     --- -------- -------- ---------- -------- ------------ ----------- -------- ----------
Beginning of Year 1..... 67        -- $100,000       --   $100,000   $100,000    $100,000   $100,000  $100,000
Activity 6 months later. 67  $105,000 $ 20,000       --   $125,000   $120,000    $120,000   $122,470  $125,000
Beginning of Year 2..... 68  $130,000       --       --   $130,000   $120,000    $130,000   $125,494  $130,000
Activity 6 months later. 68  $126,000       --   $5,000   $121,000   $115,238    $124,841   $123,593  $124,841

After the withdrawal:

Purchase Payments adjusted for withdrawals = Purchase Payments adjusted for withdrawals prior to the withdrawal -- [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal -- [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $130,000 - [$130,000 x $5,000 / $126,000] = $124,841.

5% Increase Value = 5% Increase Value prior to the withdrawal accumulated until the time of the withdrawal and reduced for the withdrawal = Minimum of ($125,494 * (1.05 ^ (6/12)) - $5,000, 200% * $115,238) = $123,593.

Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($121,000, $115,238, $124,841, $123,539) = $124,841.

        APPENDIX G -- EXAMPLES OF ESTATE ENHANCEMENT BENEFIT II OPTION

Below are several examples that are designed to help show how the Estate Enhancement Benefit II option functions. A complete description of this optional contract feature can be found in the prospectus section "Death Benefits -- Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES ON ISSUE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 1 - 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest owner.

                          CONTRACT                     CONTRACT
                           VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------  --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1.. 69     --    $100,000     --     $100,000 $100,000   $200,000       --

Initial Maximum Enhancement Basis = Purchase Payments * 200% = 100,000 * 200% = 200,000.

Initial Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($100,000 - $100,000) = 0.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING THE FIRST CONTRACT
YEAR.

If additional Purchase Payments are received, the Contract Value, Purchase Payments adjusted for withdrawals, and remaining Purchase Payments are increased by the Purchase Payment.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000     --     $100,000 $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000     --     $125,000 $120,000   $240,000     $2,000

After the additional Purchase Payment:

Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = ($100,000 + $20,000) * 200% = $240,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($125,000 - $120,000) = $2,000.

EXAMPLE #3 -- WITHDRAWAL FROM CONTRACT VALUE.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to Purchase Payments in the maximum enhancement basis calculation based on the Contract Value prior to the withdrawal.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000       --   $100,000 $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000       --   $125,000 $120,000   $240,000     $2,000
Beginning of Year 2..... 70  $130,000       --       --   $130,000 $120,000   $240,000     $4,000
Activity 6 months later. 70  $133,000       --   $5,000   $128,000 $120,000   $230,977     $3,200

After the withdrawal:

Purchase Payments adjusted for withdrawals are adjusted on a Pro-rata Basis = Purchase Payments adjusted for withdrawals prior to the withdrawal -- [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 x $5,000 / $133,000] = $115,489.

Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Remaining Purchase Payments: the withdrawal will be allocated to contract gain up to the free withdrawal amount, and then to Purchase Payments on a first in, first out, basis. Therefore, remaining Purchase Payments = $120,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($128,000 - $120,000) = $3,200.

EXAMPLE #4 -- DECREASES IN CONTRACT VALUES.

Decreases in Contract Value can cause a drop in benefit amount; however, this amount will never be less than $0.

                             CONTRACT                     CONTRACT
                              VALUE   PURCHASE             VALUE   REMAINING   MAXIMUM     ESTATE
                              BEFORE  PAYMENTS WITHDRAWAL  AFTER   PURCHASE  ENHANCEMENT ENHANCEMENT
CONTRACT ANNIVERSARY     AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY PAYMENTS     BASIS      BENEFIT
--------------------     --- -------- -------- ---------- -------- --------- ----------- -----------
Beginning of Year 1..... 69        -- $100,000       --   $100,000 $100,000   $200,000         --
Activity 6 months later. 69  $105,000 $ 20,000       --   $125,000 $120,000   $240,000     $2,000
Beginning of Year 2..... 70  $130,000       --       --   $130,000 $120,000   $240,000     $4,000
Activity 6 months later. 70  $133,000       --   $5,000   $128,000 $120,000   $230,977     $3,200
Beginning of Year 3..... 71  $122,000       --       --   $122,000 $120,000   $230,977     $  800
Beginning of Year 4..... 72  $115,000       --       --   $115,000 $120,000   $230,977         --
Beginning of Year 5..... 73  $118,000       --       --   $118,000 $120,000   $230,977         --
Beginning of Year 6..... 74  $123,000       --       --   $123,000 $120,000   $230,977     $1,200

Values in the beginning of year 4:

Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($115,000 - $120,000) = -$2,000.

Benefit may not be less than zero so no benefit is due.

      APPENDIX H -- EXAMPLES OF MYPATH HIGHEST ANNIVERSARY DEATH BENEFIT
                           SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Highest Anniversary Death Benefit -- Single and MyPath Highest Anniversary Death Benefit -- Joint riders function. A level GAI of $4,000 is assumed for illustration purposes in the examples below. Additional information on how to calculate GAI can be found in the MyPath Core Flex and MyPath Value descriptions in the section of this Prospectus entitled "Optional Living Benefit Riders." A complete description of this optional contract feature can be found in the section of this Prospectus entitled "Death Benefits--Optional Death Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life (youngest Designated Life for the Joint option).

                          CONTRACT                                   HIGHEST
                           VALUE   PURCHASE             CONTRACT   ANNIVERSARY
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER    DEATH
 CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY     BENEFIT
 -------------        --- -------- -------- ---------- ----------- -----------
 Beginning of Year 1. 63     $0    $100,000     --      $100,000    $100,000

Initial Highest Anniversary Death Benefit = initial Purchase Payment = $100,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT IN THE FIRST CONTRACT YEAR.

If additional Purchase Payments are received, the Highest Anniversary Death Benefit will increase by the amount of the Purchase Payment.

                                 CONTRACT                                   HIGHEST
                                  VALUE   PURCHASE             CONTRACT   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER    DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY     BENEFIT
-------------                --- -------- -------- ---------- ----------- -----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000    $100,000
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000    $120,000

After the additional Purchase Payment:

Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

EXAMPLE #3 -- HIGHEST ANNIVERSARY DEATH BENEFIT ON CONTRACT ANNIVERSARY.

On each Contract Anniversary, prior to age 80, the Highest Anniversary Death Benefit is increased to the Contract Value if the Contract Value is greater than the then current Highest Anniversary Death Benefit.

                                 CONTRACT                                   HIGHEST
                                  VALUE   PURCHASE             CONTRACT   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER    DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY     BENEFIT
-------------                --- -------- -------- ---------- ----------- -----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000    $100,000
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000    $120,000
Beginning of Year 2......... 64  $126,000 $      0     --      $126,000    $126,000

After the Contract Anniversary:

Highest Anniversary Death Benefit = greater of Contract Value or Highest Anniversary Death Benefit prior to the Contract Anniversary = maximum of ($126,000, $120,000) = $126,000.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING A CONTRACT YEAR LESS THAN OR EQUAL TO GAI.

After the benefit date, cumulative amounts withdrawn up to the $4,000 GAI will result in a dollar for dollar adjustment to the Highest Anniversary Death Benefit.

                                 CONTRACT                                   HIGHEST
                                  VALUE   PURCHASE             CONTRACT   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER    DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY     BENEFIT
-------------                --- -------- -------- ---------- ----------- -----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000    $100,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000    $120,000
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000    $126,000
Activity (withdrawal)....... 64  $130,000 $      0   $4,000    $126,000    $122,000

After the withdrawal:

Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the withdrawal - amount of the withdrawal = $126,000 - $4,000 = $122,000.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING A CONTRACT YEAR THAT EXCEED THE GAI.

After the benefit date, cumulative amounts withdrawn in excess of the $4,000 GAI will result in a dollar for dollar adjustment to the Highest Anniversary Death Benefit on the amounts less than or equal to the remaining GAI and an adjustment on a Pro-rata Basis to the Highest Anniversary Death Benefit for the amount of the excess withdrawal. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                                   HIGHEST
                                  VALUE   PURCHASE             CONTRACT   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER    DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY     BENEFIT
-------------                --- -------- -------- ---------- ----------- -----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000    $100,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000    $120,000
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000    $126,000
Activity (withdrawal)....... 64  $130,000 $      0   $4,000    $126,000    $122,000
Beginning of Year 3......... 65  $129,000 $      0       --    $129,000    $129,000
Activity (withdrawal)....... 65  $130,000 $      0   $8,000    $122,000    $121,032

At the beginning of Year 3:

Highest Anniversary Death Benefit = greater of Contract Value or Highest Anniversary Death Benefit prior to the Contract Anniversary = maximum of ($129,000, $122,000) = $129,000

After the excess withdrawal:

Highest Anniversary Death Benefit = [Highest Anniversary Death Benefit prior to the withdrawal - remaining GAI] - [(Highest Anniversary Value prior to withdrawal - remaining GAI) x amount of excess withdrawal / (Contract Value prior to the withdrawal - remaining GAI)] = ($129,000 - $4,000) - [($129,000 -
$4,000) x ($8,000 - $4,000) / ($130,000 - $4,000)] = $121,032.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Death Benefit.

                                 CONTRACT                                   HIGHEST
                                  VALUE   PURCHASE             CONTRACT   ANNIVERSARY
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER    DEATH
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY     BENEFIT
-------------                --- -------- -------- ---------- ----------- -----------
Beginning of Year 1......... 45  $      0 $100,000       --    $100,000    $100,000
Activity (purchase payment). 45  $105,000 $ 20,000       --    $125,000    $120,000
Beginning of Year 2......... 46  $126,000 $      0       --    $126,000    $126,000
Activity (withdrawal)....... 46  $130,000 $      0   $4,000    $126,000    $122,123

After the withdrawal:

Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the withdrawal - [Highest Anniversary Death Benefit prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 - [$126,000 X $4,000 / $130,000] = $122,123.

      APPENDIX I -- EXAMPLES OF MYPATH CORE FLEX SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Core Flex (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                                                                 GUARANTEED
                          VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --      $100,000   $100,000  $100,000      4.0%      $4,000

Initial benefit base = initial Purchase Payment = $100,000.

Enhancement base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.0%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.0% = $4,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                                 GUARANTEED
                                  VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000   $120,000  $120,000      4.0%      $4,800

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.0% = $4,800.

EXAMPLE #3 -- BENEFIT BASE ENHANCEMENT.

On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                     CONTRACT                                 GUARANTEED
                                  VALUE   PURCHASE             VALUE                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --     $100,000 $100,000  $100,000      4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000     --     $125,000 $120,000  $120,000      4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0     --     $126,000 $127,200  $120,000      4.0%      $5,088

After the enhancement:

Enhancement = the enhancement base X enhancement rate = $120,000 X 6.0% =
$7,200.

Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $7,200 = $127,200.

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $127,200) = $127,200; No benefit base reset occurred.

Enhancement base = no impact = $120,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.0%.

GAI = new benefit base X annual income percentage = $127,200 X 4.0% = $5,088.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.

                                 CONTRACT                                                                 GUARANTEED
                                  VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $127,200  $120,000      4.0%      $5,088
Activity (withdrawal)....... 64  $130,000 $      0   $5,088    $124,912   $127,200  $120,000      4.0%      $5,088

After the withdrawal:

Benefit base = no impact = $127,200.

Enhancement base = no impact = $120,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.0%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                                                                 GUARANTEED
                                  VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $127,200  $120,000      4.0%      $5,088
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,088    $124,912   $127,200  $120,000      4.0%      $5,088
Beginning of Year 3......... 65  $129,000 $      0       --    $129,000   $129,000  $129,000      5.0%      $6,450
Activity (withdrawal)....... 65  $130,000 $      0  $60,000    $ 70,000   $ 73,088  $ 73,088      5.0%      $3,654

At the beginning of year 3:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $127,200) = $129,000.

Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.

Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.0%

GAI = new benefit base X annual income percentage = $129,000 X 5.0% = $6,450.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,450) / ($130,000 -
$6,450)] = $73,088.

Enhancement base = enhancement base prior to the excess withdrawal -- [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,450) / ($130,000 - $6,450)] = $73,088.

GAI = new benefit base X annual income percentage = $73,088 X 5.0% = $3,654.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                                 GUARANTEED
                                  VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1......... 45  $      0 $100,000       --    $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase payment). 45  $105,000 $ 20,000       --    $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of Year 2......... 46  $126,000 $      0       --    $126,000   $127,200  $120,000      4.0%      $5,088
Activity (withdrawal)....... 46  $130,000 $      0   $5,088    $124,912   $122,222  $115,303      4.0%      $4,889

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $127,200 - [$127,200 X $5,088 / $130,000] = $122,222.

Enhancement base = enhancement base prior to the withdrawal - [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 X $5,088 / $130,000] = $115,303.

GAI = new benefit base X annual income percentage = $122,222 X 4.0% = $4,889.

       APPENDIX J -- EXAMPLES OF MYPATH ASCEND SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Ascend (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                                                                 GUARANTEED
                          VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --      $100,000   $100,000  $100,000      4.0%      $4,000

Initial benefit base = initial Purchase Payment = $100,000.

Enhancement base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.0%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.0% = $4,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                        CONTRACT                                                                 GUARANTEED
                         VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                         BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR       AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------       --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of
  Year 1........... 63  $      0 $100,000     --      $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase
  payment)......... 63  $105,000 $ 20,000     --      $125,000   $120,000  $120,000      4.0%      $4,800

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

Enhancement base = Enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.0% = $4,800.

EXAMPLE #3 -- BENEFIT BASE ENHANCEMENT.

On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base beset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                         CONTRACT                                                                 GUARANTEED
                          VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1. 63  $      0 $100,000     --      $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase
  payment).......... 63  $105,000 $ 20,000     --      $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of Year 2. 64  $126,000 $      0     --      $126,000   $128,400  $120,000      4.0%      $5,136

After the enhancement:

Enhancement = the enhancement base X enhancement rate = $120,000 X 7.0% =
$8,400.

Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $8,400 = $128,400.

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $128,400) = $128,400; No benefit base reset occurred.

Enhancement base = no impact = $120,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.0%.

GAI = new benefit base X annual income percentage = $128,400 x 4.0% = $5,136.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.

                           CONTRACT                                                                 GUARANTEED
                            VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                            BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR          AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------          --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1... 63  $      0 $100,000       --    $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase
  payment)............ 63  $105,000 $ 20,000       --    $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of Year 2... 64  $126,000 $      0       --    $126,000   $128,400  $120,000      4.0%      $5,136
Activity (withdrawal). 64  $130,000 $      0   $5,136    $124,864   $128,400  $120,000      4.0%      $5,136

After the withdrawal:

Benefit base = no impact = $128,400.

Enhancement base = no impact = $120,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.0%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                                                                 GUARANTEED
                                  VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $128,400  $120,000      4.0%      $5,136
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,136    $124,864   $128,400  $120,000      4.0%      $5,136
Beginning of Year 3......... 65  $129,000 $      0       --    $129,000   $129,000  $129,000      5.0%      $6,450
Activity (withdrawal)....... 65  $130,000 $      0  $60,000    $ 70,000   $ 73,088  $ 73,088      5.0%      $3,654

At the beginning of year 3:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $128,400) = $129,000.

Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.

Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.0%

GAI = new benefit base X annual income percentage = $129,000 X 5.0% = $6,450.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,450) / ($130,000 -
$6,450)] = $73,088.

Enhancement base = enhancement base prior to the excess withdrawal -- [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,450) / ($130,000 - $6,450)] = $73,088.

GAI = new benefit base X annual income percentage = $73,088 X 5.0% = $3,654.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                        CONTRACT                                                                 GUARANTEED
                         VALUE   PURCHASE             CONTRACT                          ANNUAL     ANNUAL
                         BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT  ENHANCEMENT   INCOME     INCOME
CONTRACT YEAR       AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE       BASE     PERCENTAGE   (GAI)
-------------       --- -------- -------- ---------- ----------- -------- ----------- ---------- ----------
Beginning of
  Year 1........... 45  $      0 $100,000       --    $100,000   $100,000  $100,000      4.0%      $4,000
Activity (purchase
  payment)......... 45  $105,000 $ 20,000       --    $125,000   $120,000  $120,000      4.0%      $4,800
Beginning of
  Year 2........... 46  $126,000 $      0       --    $126,000   $128,400  $120,000      4.0%      $5,136
Activity
  (withdrawal)..... 46  $130,000 $      0   $5,136    $124,864   $123,327  $115,259      4.0%      $4,933

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $128,400 - [$128,400 X $5,136 / $130,000] = $123,327.

Enhancement base = enhancement base prior to the withdrawal - [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 - [$120,000 X $5,136 / $130,000] = $115,259.

GAI = new benefit base X annual income percentage = $123,327 X 4.0% = $4,933.

     APPENDIX K -- EXAMPLES OF THE MYPATH SUMMIT SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Summit (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.

                         CONTRACT                                                     GUARANTEED
                          VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --      $100,000   $100,000    4.25%     $4,250

Initial benefit base = initial Purchase Payment = $100,000.

Annual income percentage = based on current age = 4.25%.

Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.25% = $4,250.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000   $100,000    4.25%     $4,250
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000   $120,000    4.25%     $5,100

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base X annual income percentage = $120,000 X 4.25% = $5,100.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each Contract Anniversary the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000   $100,000    4.25%     $4,250
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000   $120,000    4.25%     $5,100
Beginning of Year 2......... 64  $126,000 $      0     --      $126,000   $126,000    4.25%     $5,355

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $120,000) = $126,000.

Annual income percentage = based on the current age as there have been no withdrawals yet = 4.25%.

GAI = new benefit base X annual income percentage = $126,000 X 4.25% = $5,355.

EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000    4.25%     $4,250
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000    4.25%     $5,100
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $126,000    4.25%     $5,355
Activity (withdrawal)....... 64  $130,000 $      0   $5,355    $124,645   $126,000    4.25%     $5,355

After the withdrawal:

Benefit base = no impact = $126,000.

Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.25%.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000    4.25%     $4,250
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000    4.25%     $5,100
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $126,000    4.25%     $5,355
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,355    $124,645   $126,000    4.25%     $5,355
Beginning of Year 3......... 65  $129,000 $      0       --    $129,000   $129,000    5.25%     $6,773
Activity (withdrawal)....... 65  $130,000 $      0  $60,000    $ 70,000   $ 73,279    5.25%     $3,847

At the beginning of year 3:

Benefit base = due to the benefit base reset is reset to Contract Value = $129,000.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.25%

GAI = new benefit base X annual income percentage = $129,000 X 5.25% = $6,773.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal -- [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 X ($60,000 - $6,773) / ($130,000 -
$6,773)] = $73,279.

GAI = new benefit base X annual income percentage = $73,279 X 5.25% = $3,847.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 55  $      0 $100,000       --    $100,000   $100,000    4.25%     $4,250
Activity (purchase payment). 55  $105,000 $ 20,000       --    $125,000   $120,000    4.25%     $5,100
Beginning of Year 2......... 56  $126,000 $      0       --    $126,000   $126,000    4.25%     $5,355
Activity (withdrawal)....... 56  $130,000 $      0   $5,355    $124,645   $120,810    4.25%     $5,134

After the withdrawal:

Benefit base = benefit base prior to the withdrawal -- [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 - [$126,000 X $5,355 / $130,000] = $120,810.

GAI = new benefit base X annual income percentage = $120,810 X 4.25% = $5,134

        APPENDIX L -- EXAMPLES OF MYPATH VALUE SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the MyPath Value riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled "Optional Living Benefit Riders." Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. All values are rounded to the nearest dollar.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1 -- 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000.

                         CONTRACT                                                     GUARANTEED
                          VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1. 63     $0    $100,000     --      $100,000   $100,000    4.0%      $4,000

Initial benefit base = initial Purchase Payment = $100,000.

Annual income percentage = 4.0%.

Initial GAI = initial benefit base x annual income percentage = $100,000 x 4.0% = $4,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT BEFORE FIRST WITHDRAWAL.

Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000   $100,000    4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000   $120,000    4.0%      $4,800

After the additional Purchase Payment:

Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.

GAI = new benefit base x annual income percentage = $120,000 x 4.0% = $4,800.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each Contract Anniversary the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000     --      $100,000   $100,000    4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000     --      $125,000   $120,000    4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0     --      $126,000   $126,000    4.0%      $5,040

On a benefit base reset:

Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $120,000) = $126,000.

GAI = new benefit base x annual income percentage = $126,000 x 4.0% = $5,040.


EXAMPLE #4 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR LESS THAN OR EQUAL TO THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000    4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000    4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $126,000    4.0%      $5,040
Activity (withdrawal)....... 64  $130,000 $      0   $5,040    $124,960   $126,000    4.0%      $5,040

After the withdrawal:

Benefit base = no impact = $126,000.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, BENEFIT BASE RESET FOLLOWED BY CUMULATIVE WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 63  $      0 $100,000       --    $100,000   $100,000    4.0%      $4,000
Activity (purchase payment). 63  $105,000 $ 20,000       --    $125,000   $120,000    4.0%      $4,800
Beginning of Year 2......... 64  $126,000 $      0       --    $126,000   $126,000    4.0%      $5,040
Activity (withdrawal)....... 64  $130,000 $      0  $ 5,040    $124,960   $126,000    4.0%      $5,040
Beginning of Year 3......... 65  $129,000 $      0  $     0    $129,000   $129,000    4.0%      $5,160
Activity (withdrawal)....... 65  $130,000 $      0  $60,000    $ 70,000   $ 72,333    4.0%      $2,893

At the beginning of Year 3:

Benefit base = due to the benefit base reset is reset to Contract Value = $129,000.

GAI = new benefit base x annual income percentage = $129,000 x 4.0% = $5,160.

After the excess withdrawal:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to excess withdrawal x excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 - [$129,000 x ($60,000 - $5,160) / ($130,000 -
$5,160)] = $72,333.

GAI = new benefit base x annual income percentage = $72,333 x 4.0% = $2,893.

EXAMPLE #6 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.

                                 CONTRACT                                                     GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL     ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME     INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE    PERCENTAGE   (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ---------- ----------
Beginning of Year 1......... 45  $      0 $100,000       --    $100,000   $100,000    4.0%      $4,000
Activity (purchase payment). 45  $105,000 $ 20,000       --    $125,000   $120,000    4.0%      $4,800
Beginning of Year 2......... 46  $126,000 $      0       --    $126,000   $126,000    4.0%      $5,040
Activity (withdrawal)....... 46  $130,000 $      0   $5,040    $124,960   $121,115    4.0%      $4,845

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 - [$126,000 x $5,040 / $130,000] = $121,115.

GAI = new benefit base x annual income percentage = $121,115 x 4.0% = $4,845.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY ACCOUNT
          CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

                                    FORM N-4

ITEM NUMBER             CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------   ---------------------------------------------------------------------------
    15.                 Cover Page
    16.                 Cover Page
    17.                 General Information and History
    18.                 Not applicable
    19.                 Not applicable
    20.                 Distribution of Contract
    21.                 Performance
    22.                 Independent Registered Public Accounting Firm
                        Registration Statement
    23.                 Financial Statements


                            VARIABLE ANNUITY ACCOUNT
               ("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF

                        MINNESOTA LIFE INSURANCE COMPANY
                               ("MINNESOTA LIFE")
                             400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

                            TELEPHONE: 1-800-362-3141

                       STATEMENT OF ADDITIONAL INFORMATION



THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2014



This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account's current Prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-362-3141; or writing to Minnesota Life at Minnesota Mutual Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

        General Information and History
        Distribution of Contract
        Performance Data
        Independent Registered Public Accounting Firm
        Registration Statement
        Financial Statements

                         GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

                            DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of broker-dealers who have entered into selling agreements with Securian Financial and Minnesota Life.

Securian Financial acts as principal underwriter of the contracts. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


Amounts paid by Minnesota Life to the underwriter for 2013, 2012 and 2011 were $52,801,236, $31,319,623 and $21,364,894 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account.



Agents or registered representatives of broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations providing in connection with the sale of your contract.

The types of compensation payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s). Minnesota Life and Securian Financial entered into Variable Products Distribution Agreement under which Minnesota Life agrees to pay marketing allowances and commissions to Waddell & Reed, Inc.


The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year, we are aware received additional payments of more than $5,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information.We assume no duty to notify contractowners whether his or her registered representative should be included.

Waddell & Reed
6300 Lamar Avenue
Shawnee Mission, KS  66202


                               PERFORMANCE DATA

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its "average annual total return" over various periods of time. "Total return" represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account. Because this fee may vary with the size of the account, we calculate the fee by taking the total amount of annual maintenance fee collected for the prior year and dividing it by the average contract value for the prior year, and applying it in that fashion in accordance with SEC guidance. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                               T = (ERV/P)(1/N) -1

Where T   = average annual total return
      ERV = ending redeemable value
      P   = hypothetical initial payment of $1,000
      N   = number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns

We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other "hypothetical" performance information which will include a more detailed description of the information and its calculation in the specific piece.

Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Money Market Sub-Account

The "yield" (also called "current yield") of the Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is:  [(Base Period Return + 1) (365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-accounts

"Yield" of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

                            YIELD = 2[a-b + 1)6 - 1]
                                    CD

Where a = net investment income earned during the period by the portfolio attributable to the sub-account.
      b = expenses accrued for the period (net of reimbursements) c = the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
      d = the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee but does not reflect any charge for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and the financial statements of the Variable Annuity Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.



                             REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

[KPMG LOGO]

                            VARIABLE ANNUITY ACCOUNT

                              Financial Statements

                           December 31, 2013 and 2012

       (With Independent Registered Public Accounting Firm Report Thereon)

                            VARIABLE ANNUITY ACCOUNT

                              Financial Statements

                                TABLE OF CONTENTS

                                                                  PAGE
Independent Registered Public Accounting Firm Report                 1

Statements of Assets and Liabilities                                 2

Statements of Operations                                            19

Statements of Changes in Net Assets                                 36

Notes to Financial Statements                                       53

[KPMG LOGO]

                KPMG LLP
                4200 Wells Fargo Center
                90 South Seventh Street
                Minneapolis, MN 55402

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT

The Board of Directors of Minnesota Life Insurance Company and
Contract Owners of Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Variable Annuity Account (the Variable Account) as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2013 were confirmed to us by the respective sub-account mutual fund or their transfer agents, or for Securian Funds Trust, verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Variable Annuity Account as of December 31, 2013, the results of operations for the year or period then ended, the changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                    [LOGO]

Minneapolis, Minnesota
March 31, 2014

           KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative
           ("KPMG International"), a Swiss entity.

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                            ALLIANBERN
                                               VPS        ALLIANBERN    AM CENTURY    AM CENTURY    AM CENTURY    AM CENTURY
                                            DYNASSTALL     VPS INTL      VP INC &       VP INFL      VP ULTRA      VP VALUE
                                               CL B       VALUE CL B     GRO CL II     PRO CL II       CL II         CL II
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   15,419,477       929,606     3,484,121    73,893,538    31,803,975    57,668,662
   Receivable from Minnesota Life for
     policy purchase payments                    525,281            --            --            --            --        14,524
   Receivable for investments sold                    --            38           299        10,879         4,277            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          15,944,758       929,644     3,484,420    73,904,417    31,808,252    57,683,186
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --            46           324        11,387         4,492            --
   Payable for investments purchased             525,402            --            --            --            --        14,882
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                        525,402            46           324        11,387         4,492        14,882
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   15,419,356       929,598     3,484,096    73,893,030    31,803,760    57,668,304
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   15,419,356       929,598     3,484,096    73,893,030    31,620,306    57,668,304
   Contracts in annuity payment period                --            --            --            --       183,454            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   15,419,356       929,598     3,484,096    73,893,030    31,803,760    57,668,304
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $    1,320,161        62,558       379,948     7,071,152     2,190,356     6,816,627
Investments at cost                           14,969,457       776,808     2,421,623    79,946,493    19,587,616    42,933,050

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                            AMER FUNDS    AMER FUNDS    AMER FUNDS    AMER FUNDS    AMER FUNDS
                                             IS GLBL        IS GLBL     IS GLBL SM    IS GROWTH    IS GROWTH-INC   AMER FUNDS
                                            BOND CL 2     GROWTH CL 2     CP CL 2        CL 2          CL 2      IS INTL CL 2
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $    3,258,111     6,647,071     3,090,030    15,662,413     8,526,134    10,967,291
   Receivable from Minnesota Life for
     policy purchase payments                      5,199            --            --        15,549        41,085        10,984
   Receivable for investments sold                    --        23,682         2,167            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                           3,263,310     6,670,753     3,092,197    15,677,962     8,567,219    10,978,275
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --        23,721         2,191            --            --            --
   Payable for investments purchased               5,215            --            --        15,704        41,156        11,058
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          5,215        23,721         2,191        15,704        41,156        11,058
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $    3,258,095     6,647,032     3,090,006    15,662,258     8,526,063    10,967,217
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $    3,258,095     6,647,032     3,090,006    15,662,258     8,526,063    10,967,217
   Contracts in annuity payment period                --            --            --            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $    3,258,095     6,647,032     3,090,006    15,662,258     8,526,063    10,967,217
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      275,877       222,161       122,377       200,955       169,169       518,548
Investments at cost                            3,349,796     5,507,052     2,656,002    13,103,718     6,966,777     9,561,466

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                                          AMER FUNDS                   FIDELITY    FIDELITY VIP
                                            AMER FUNDS       IS US      FIDELITY VIP      VIP           HIGH       FIDELITY
                                              IS NEW       GOVT/AAA     CONTRAFUND   EQUITY-INCOME     INCOME       VIP MID
                                            WORLD CL 2       CL 2          SC 2           SC2           SC2         CAP SC2
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $    4,953,484     6,021,432    67,982,228    90,036,483    31,368,581    44,258,623
   Receivable from Minnesota Life for
     policy purchase payments                        150            --        13,205            --        47,143            --
   Receivable for investments sold                    --           258            --           682            --        13,441
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                           4,953,634     6,021,690    67,995,433    90,037,165    31,415,724    44,272,064
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --           292            --         1,197            --        13,634
   Payable for investments purchased                 191            --        13,582            --        47,366            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                            191           292        13,582         1,197        47,366        13,634
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $    4,953,443     6,021,398    67,981,851    90,035,968    31,368,358    44,258,430
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $    4,953,443     6,021,398    67,771,244    89,625,225    31,368,358    43,924,997
   Contracts in annuity payment period                --            --       210,607       410,743            --       333,433
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $    4,953,443     6,021,398    67,981,851    90,035,968    31,368,358    44,258,430
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      199,095       508,997     2,013,095     3,935,161     5,561,805     1,243,220
Investments at cost                            4,501,000     6,346,723    51,165,249    79,060,872    31,290,649    35,866,658

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                             FRANKLIN      FRANKLIN                                  FRANKLIN       GOLDMAN
                                             VIP DEV        VIP LG       FRANKLIN      FRANKLIN         VIP         SACHS VI
                                             MKTS SEC       CAP GRO       VIP MUT        VIP SM       SM-MD CP       GBL MK
                                               CL 2          CL 2       SH SEC CL 2   CAP VAL CL 2    GR CL 2        NAV SS
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   28,915,373     3,239,557    10,088,920    22,007,903    12,502,731    21,528,849
   Receivable from Minnesota Life for
     policy purchase payments                         --            --            --         1,552            --     1,022,379
   Receivable for investments sold                 2,923           296           449            --        10,496            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          28,918,296     3,239,853    10,089,369    22,009,455    12,513,227    22,551,228
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges             3,073           320           495            --        10,547            --
   Payable for investments purchased                  --            --            --         1,710            --     1,022,561
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          3,073           320           495         1,710        10,547     1,022,561
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   28,915,223     3,239,533    10,088,874    22,007,745    12,502,680    21,528,667
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   28,668,398     3,239,533    10,088,874    22,007,745    12,455,555    21,528,667
   Contracts in annuity payment period           246,825            --            --            --        47,125            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   28,915,223     3,239,533    10,088,874    22,007,745    12,502,680    21,528,667
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $    2,837,622       157,108       466,432       914,329       460,336     1,876,970
Investments at cost                           25,616,160     2,193,859     7,242,958    14,541,173     9,117,067    21,241,993

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                             GOLDMAN       IBBOTSON                                                IBBOTSON
                                             SACHS VI     AGGRESSIVE      IBBOTSON      IBBOTSON      IBBOTSON      INCOME &
                                              HQ FLT         GRWTH        BALANCED    CONSERVATIVE     GROWTH        GROWTH
                                              RT SS           ETF2          ETF2          ETF2          ETF2          ETF2
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   35,805,972     5,699,359    71,384,998    17,439,494    26,476,401    37,660,888
   Receivable from Minnesota Life for
     policy purchase payments                      3,436            --        25,494            --            --            --
   Receivable for investments sold                    --           311            --         3,881         8,006         1,640
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          35,809,408     5,699,670    71,410,492    17,443,375    26,484,407    37,662,528
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --           368            --         4,036         8,240         1,935
   Payable for investments purchased               3,694            --        25,926            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          3,694           368        25,926         4,036         8,240         1,935
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   35,805,714     5,699,302    71,384,566    17,439,339    26,476,167    37,660,593
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   35,805,714     5,699,302    71,384,566    17,439,339    26,476,167    37,660,593
   Contracts in annuity payment period                --            --            --            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   35,805,714     5,699,302    71,384,566    17,439,339    26,476,167    37,660,593
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $    3,406,848       500,383     6,339,698     1,557,098     2,458,347     3,323,997
Investments at cost                           36,351,520     4,834,035    61,624,569    17,512,975    19,713,449    35,371,069

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                            INVESCO VI                    INVESCO
                                               AMER         INVESCO          VI         INVESCO       INVESCO       INVESCO
                                              FRANCH        VI AMER       COMSTOCK      VI CORE      VI EQUITY     VI GROWTH
                                              SR II       VALUE SR II      SR II     EQUITY SR II   & INC SR II   & INC SR II
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $    5,934,922     4,381,312    37,687,446     1,018,436     2,266,446     4,023,205
   Receivable from Minnesota Life for
     policy purchase payments                         --            --        23,346            14            --            --
   Receivable for investments sold                   255           220            --            --           168           247
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                           5,935,177     4,381,532    37,710,792     1,018,450     2,266,614     4,023,452
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges               282           270            --            --           185           271
   Payable for investments purchased                  --            --        23,612            22            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                            282           270        23,612            22           185           271
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $    5,934,895     4,381,262    37,687,180     1,018,428     2,266,429     4,023,181
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $    5,934,895     4,381,262    37,687,180     1,018,428     2,266,429     4,023,181
   Contracts in annuity payment period                --            --            --            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $    5,934,895     4,381,262    37,687,180     1,018,428     2,266,429     4,023,181
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      119,704       222,063     2,131,643        26,780       122,378       153,382
Investments at cost                            4,334,997     3,621,617    27,957,250       886,807     1,957,982     2,790,228

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                             INVESCO        IVY VIP                                   IVY VIP       IVY VIP
                                            VI SM CAP        ASSET        IVY VIP       IVY VIP        CORE        DIVIDEND
                                            EQTY SR II     STRATEGY      BALANCED        BOND         EQUITY         OPP
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   23,653,097   244,201,272   129,180,235   136,792,556    94,278,160    27,188,893
   Receivable from Minnesota Life for
     policy purchase payments                      7,347        35,438            --         7,290        24,093            --
   Receivable for investments sold                    --            --        18,154            --            --         8,757
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          23,660,444   244,236,710   129,198,389   136,799,846    94,302,253    27,197,650
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --            --        18,401            --            --         8,889
   Payable for investments purchased               7,519        36,800            --         7,556        24,523            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          7,519        36,800        18,401         7,556        24,523         8,889
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   23,652,925   244,199,910   129,179,988   136,792,290    94,277,730    27,188,761
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   23,652,925   243,727,553   126,129,736   136,792,290    94,097,644    27,188,761
   Contracts in annuity payment period                --       472,357     3,050,252            --       180,086            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   23,652,925   244,199,910   129,179,988   136,792,290    94,277,730    27,188,761
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      951,835    18,432,232    12,352,171    24,919,400     6,229,889     3,006,224
Investments at cost                           14,633,709   180,301,976   108,567,208   140,642,017    77,313,324    20,295,682

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                                            IVY VIP       IVY VIP                     IVY VIP       IVY VIP
                                             IVY VIP     GLBL NATURAL     GLOBAL        IVY VIP         HIGH       INTL CORE
                                              ENERGY          RES           BOND         GROWTH        INCOME        EQUITY
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $    8,504,503    39,420,453     7,223,270   213,652,397    53,904,440   198,585,295
   Receivable from Minnesota Life for
     policy purchase payments                         --            --            --        30,045        15,189            --
   Receivable for investments sold                   475         6,297           282            --            --        21,295
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                           8,504,978    39,426,750     7,223,552   213,682,442    53,919,629   198,606,590
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges               541         6,620           302            --            --        22,111
   Payable for investments purchased                  --            --            --        30,857        15,514            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                            541         6,620           302        30,857        15,514        22,111
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $    8,504,437    39,420,130     7,223,250   213,651,585    53,904,115   198,584,479
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $    8,504,437    39,420,130     7,223,250   212,302,929    53,904,115   197,510,705
   Contracts in annuity payment period                --            --            --     1,348,656            --     1,073,774
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $    8,504,437    39,420,130     7,223,250   213,651,585    53,904,115   198,584,479
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $    1,133,360     7,255,877     1,400,754    16,024,691    13,489,937    10,054,748
Investments at cost                            6,218,553    37,909,264     7,118,165   160,182,531    45,198,427   172,942,780

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                                            IVY VIP       IVY VIP       IVY VIP       IVY VIP       IVY VIP
                                             IVY VIP     LIMITED-TERM      MICRO        MID CAP        MONEY      PATHFINDER
                                           INTL GROWTH       BOND       CAP GROWTH      GROWTH        MARKET      AGGRESSIVE
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   70,734,645    29,758,644    33,572,728    61,674,603    13,852,083    15,083,646
   Receivable from Minnesota Life for
     policy purchase payments                      7,083         8,182            --         1,402        12,526        10,666
   Receivable for investments sold                    --            --         6,408            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          70,741,728    29,766,826    33,579,136    61,676,005    13,864,609    15,094,312
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --            --         6,573            --            --            --
   Payable for investments purchased               7,541         8,227            --         1,755        12,556        10,735
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          7,541         8,227         6,573         1,755        12,556        10,735
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   70,734,187    29,758,599    33,572,563    61,674,250    13,852,053    15,083,577
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   70,662,982    29,758,599    33,572,563    61,593,730    13,852,053    15,083,577
   Contracts in annuity payment period            71,205            --            --        80,520            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   70,734,187    29,758,599    33,572,563    61,674,250    13,852,053    15,083,577
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $    7,206,864     6,088,351     1,056,573     5,751,457    13,852,083     2,536,175
Investments at cost                           59,811,170    30,287,126    22,097,171    48,304,110    13,852,083    12,623,337

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                                            IVY VIP                     IVY VIP
                                             IVY VIP       PATHFINDER     IVY VIP      PATHFINDER     IVY VIP       IVY VIP
                                            PATHFINDER      MOD AGG      PATHFINDER     MOD CON      PATHFINDER    PATHFINDER
                                             CONSERV          MVF         MOD AGGR        MVF         MOD CONS      MOD MVF
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   38,441,060     4,718,022   262,668,345     1,569,507    84,376,133    12,777,305
   Receivable from Minnesota Life for
     policy purchase payments                         --        65,847            --        10,793            --       712,968
   Receivable for investments sold                 1,201            --        14,505            --         4,256            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          38,442,261     4,783,869   262,682,850     1,580,300    84,380,389    13,490,273
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges             1,250            --        14,808            --         4,338            --
   Payable for investments purchased                  --        65,860            --        10,797            --       713,005
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          1,250        65,860        14,808        10,797         4,338       713,005
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   38,441,011     4,718,009   262,668,042     1,569,503    84,376,051    12,777,268
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   38,441,011     4,718,009   262,668,042     1,569,503    84,376,051    12,777,268
   Contracts in annuity payment period                --            --            --            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   38,441,011     4,718,009   262,668,042     1,569,503    84,376,051    12,777,268
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $    6,663,153       872,302    41,186,080       295,498    13,981,132     2,378,191
Investments at cost                           34,953,793     4,607,166   197,715,828     1,545,257    72,067,678    12,530,977

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                             IVY VIP        IVY VIP       IVY VIP       IVY VIP       IVY VIP
                                            PATHFINDER    REAL ESTATE     SCIENCE      SMALL CAP     SMALL CAP      IVY VIP
                                             MODERATE        SEC          & TECH        GROWTH         VALUE         VALUE
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $  232,016,711    13,216,029    78,961,669    77,759,422    69,610,337   100,336,269
   Receivable from Minnesota Life for
     policy purchase payments                         --            --        58,750            --            --           908
   Receivable for investments sold                11,401         1,400            --         5,047        13,070            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                         232,028,112    13,217,429    79,020,419    77,764,469    69,623,407   100,337,177
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges            11,731         1,511            --         5,341        13,370            --
   Payable for investments purchased                  --            --        59,348            --            --         1,270
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                         11,731         1,511        59,348         5,341        13,370         1,270
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $  232,016,381    13,215,918    78,961,071    77,759,128    69,610,037   100,335,907
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $  232,016,381    13,215,918    78,893,890    77,149,442    69,215,895    99,827,071
   Contracts in annuity payment period                --            --        67,181       609,686       394,142       508,836
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $  232,016,381    13,215,918    78,961,071    77,759,128    69,610,037   100,335,907
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $   37,813,604     1,672,598     2,970,282     5,652,394     3,497,884    12,837,620
Investments at cost                          179,905,367     9,893,827    51,506,128    54,688,056    51,051,083    77,131,346

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                                                                         JANUS                      MFS VIT
                                              JANUS          JANUS         JANUS         ASPEN        MFS VIT       MID CAP
                                              ASPEN          ASPEN         ASPEN        PERK MID     INV GROWTH      GROWTH
                                           BALANCED SS     FORTY SS     OVERSEAS SS    CP VAL SS       SER SS        SER SS
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   18,122,939    37,829,927    68,803,181    23,300,867    47,155,804     1,041,861
   Receivable from Minnesota Life for
     policy purchase payments                     37,142            --            --         4,469        17,538            --
   Receivable for investments sold                    --        24,966         1,214            --            --            85
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          18,160,081    37,854,893    68,804,395    23,305,336    47,173,342     1,041,946
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --        25,164         1,570            --            --            93
   Payable for investments purchased              37,238            --            --         4,631        17,855            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                         37,238        25,164         1,570         4,631        17,855            93
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   18,122,843    37,829,729    68,802,825    23,300,705    47,155,487     1,041,853
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   18,122,843    37,663,909    68,631,166    23,300,705    47,155,487     1,041,853
   Contracts in annuity payment period                --       165,820       171,659            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   18,122,843    37,829,729    68,802,825    23,300,705    47,155,487     1,041,853
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      571,341       721,945     1,681,407     1,227,654     3,152,126       119,479
Investments at cost                           16,287,222    24,898,095    63,644,817    18,818,430    32,652,451       683,233

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                             MFS VIT                                   NEUBERGER
                                               NEW          MFS VIT     MORGSTANLEY      BERMAN     OPPENHEIMER   OPPENHEIMER
                                            DISCOVERY        VALUE        UIF EMG       SOC RESP      CAP APP     GBL STR INC
                                              SER SS        SER SS      MK EQ CL 2       S CL          VA SS         VA SS
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   11,654,784    91,140,579    18,500,208     1,406,248     3,272,130    15,248,864
   Receivable from Minnesota Life for
     policy purchase payments                         --         8,964        15,358            --        12,715            --
   Receivable for investments sold                   865            --            --            65            --           936
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          11,655,649    91,149,543    18,515,566     1,406,313     3,284,845    15,249,800
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges               954            --            --            83            --         1,030
   Payable for investments purchased                  --         9,588        15,497            --        12,738            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                            954         9,588        15,497            83        12,738         1,030
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   11,654,695    91,139,955    18,500,069     1,406,230     3,272,107    15,248,770
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   11,574,752    91,111,114    18,500,069     1,406,230     3,272,107    15,220,741
   Contracts in annuity payment period            79,943        28,841            --            --            --        28,029
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   11,654,695    91,139,955    18,500,069     1,406,230     3,272,107    15,248,770
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      554,462     4,789,310     1,263,675        64,625        57,036     2,772,521
Investments at cost                            7,925,902    57,559,763    17,423,374     1,187,862     2,191,990    15,574,688

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                                                           PIMCO         PIMCO         PIMCO       PUTNAM VT
                                           OPPENHEIMER    OPPENHEIMER     VIT GLB       VIT LOW      VIT TOTAL       EQUITY
                                            INTL GROW      MS SM CAP      DIV ALL       DUR PORT       RETURN        INCOME
                                              VA SS          VA SS         ADV CL        ADV CL        ADV CL        CL IB
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $   27,679,354     1,851,244    11,284,702    58,445,586   146,753,850     5,207,991
   Receivable from Minnesota Life for
     policy purchase payments                      5,422            --        68,424        27,934        60,904            --
   Receivable for investments sold                    --            87            --            --            --           283
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                          27,684,776     1,851,331    11,353,126    58,473,520   146,814,754     5,208,274
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --           113            --            --            --           328
   Payable for investments purchased               5,634            --        68,511        28,383        61,971            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          5,634           113        68,511        28,383        61,971           328
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $   27,679,142     1,851,218    11,284,615    58,445,137   146,752,783     5,207,946
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $   27,679,142     1,851,218    11,284,615    58,445,137   146,752,783     5,207,946
   Contracts in annuity payment period                --            --            --            --            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $   27,679,142     1,851,218    11,284,615    58,445,137   146,752,783     5,207,946
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $   10,405,772        67,245     1,085,067     5,508,538    13,365,560       255,294
Investments at cost                           23,536,359     1,434,868    11,405,417    58,293,944   151,470,638     3,916,597

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                              PUTNAM                                                                 SFT
                                            VT GROWTH       PUTNAM       PUTNAM VT       PUTNAM         SFT         ADVANTUS
                                             AND INC       VT INTER      MULTI-CAP     VT VOYAGER    ADVANTUS      INDEX 400
                                              CL IB        EQ CL IB      GRO CL IB       CL IB       BOND CL 2      MC CL 2
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $    3,700,089     4,930,226       768,943     4,535,429   188,395,880    79,959,814
   Receivable from Minnesota Life for
     policy purchase payments                     30,489            --            --            --        44,628            --
   Receivable for investments sold                    --           555            54           225            --        41,549
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                           3,730,578     4,930,781       768,997     4,535,654   188,440,508    80,001,363
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --           587            60           255            --        41,965
   Payable for investments purchased              30,530            --            --            --        45,587            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                         30,530           587            60           255        45,587        41,965
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $    3,700,048     4,930,194       768,937     4,535,399   188,394,921    79,959,398
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $    3,700,048     4,930,194       768,937     4,535,399   187,682,460    79,609,494
   Contracts in annuity payment period                --            --            --            --       712,461       349,904
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $    3,700,048     4,930,194       768,937     4,535,399   188,394,921    79,959,398
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $      154,751       345,012        25,236        87,981    94,610,061    24,359,232
Investments at cost                            2,896,473     4,085,129       544,481     3,333,324   153,094,280    45,855,143

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------------
                                               SFT            SFT           SFT           SFT           SFT           SFT
                                             ADVANTUS       ADVANTUS      ADVANTUS      ADVANTUS      ADVANTUS      ADVANTUS
                                              INDEX        INTL BOND      MANAGED        MONEY        MORTGAGE    REAL ESTATE
                                             500 CL 2        CL 2           VOL          MARKET         CL 2          CL 2
                                          -------------- ------------- ------------- ------------- ------------- -------------
Assets:
   Investments at net asset value         $  169,024,543    94,801,479    52,930,759    39,432,739    59,060,307    65,476,735
   Receivable from Minnesota Life for
     policy purchase payments                         --         5,441       618,826       137,592            --            --
   Receivable for investments sold                 5,167            --            --            --         8,015         5,127
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total assets                         169,029,710    94,806,920    53,549,585    39,570,331    59,068,322    65,481,862
                                          -------------- ------------- ------------- ------------- ------------- -------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges             5,441            --            --            --         8,270         5,509
   Payable for investments purchased                  --         5,852       619,008       137,797            --            --
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Total liabilities                          5,441         5,852       619,008       137,797         8,270         5,509
                                          -------------- ------------- ------------- ------------- ------------- -------------
        Net assets applicable to policy
          owners                          $  169,024,269    94,801,068    52,930,577    39,432,534    59,060,052    65,476,353
                                          ============== ============= ============= ============= ============= =============
Contract Owners' Equity:
   Contracts in accumulation period       $  114,546,375    94,546,243    52,930,577    39,153,032    58,482,421    65,160,002
   Contracts in annuity payment period        54,477,894       254,825            --       279,502       577,631       316,351
                                          -------------- ------------- ------------- ------------- ------------- -------------
     Total policy owners' equity          $  169,024,269    94,801,068    52,930,577    39,432,534    59,060,052    65,476,353
                                          ============== ============= ============= ============= ============= =============
Investment shares                         $   25,087,276    38,888,543     4,932,343    39,451,400    34,553,973    21,093,391
Investments at cost                           97,762,297    68,672,576    49,820,869    39,451,400    52,340,648    49,727,980

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------
                                               TOPS                          TOPS MGD          TOPS
                                             MGD RISK        TOPS MGD          RISK          MGD RISK
                                             BAL ETF         RISK FLEX        GROWTH         MOD GRO
                                               CL 2          ETF CL 2        ETF CL 2        ETF CL 2         TOTAL
                                          --------------  --------------  --------------  --------------  --------------
Assets:
   Investments at net asset value         $   21,096,279       2,520,974      83,082,615      28,319,146   4,688,481,277
   Receivable from Minnesota Life for
     policy purchase payments                      6,766              --          42,522          15,324       3,918,326
   Receivable for investments sold                    --             103              --              --         286,459
                                          --------------  --------------  --------------  --------------  --------------
        Total assets                          21,103,045       2,521,077      83,125,137      28,334,470   4,692,686,062
                                          --------------  --------------  --------------  --------------  --------------
Liabilities:
   Payable to Minnesota Life for policy
     terminations, withdrawal payments
     and mortality and expense charges                --             123              --              --         294,637
   Payable for investments purchased               6,947              --          43,197          15,552       3,932,460
                                          --------------  --------------  --------------  --------------  --------------
        Total liabilities                          6,947             123          43,197          15,552       4,227,097
                                          --------------  --------------  --------------  --------------  --------------
        Net assets applicable to policy
          owners                          $   21,096,098       2,520,954      83,081,940      28,318,918   4,688,458,965
                                          ==============  ==============  ==============  ==============  ==============
Contract Owners' Equity:
   Contracts in accumulation period       $   21,096,098       2,520,954      83,081,940      28,318,918   4,621,727,223
   Contracts in annuity payment period                --              --              --              --      66,731,742
                                          --------------  --------------  --------------  --------------  --------------
     Total policy owners' equity          $   21,096,098       2,520,954      83,081,940      28,318,918   4,688,458,965
                                          ==============  ==============  ==============  ==============  ==============
Investment shares                         $    1,839,257         237,380       7,095,014       2,379,760     684,253,406
Investments at cost                           20,034,204       2,483,831      77,176,016      26,470,887   3,815,471,044

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                      ALLIANBERN
                                          VPS        ALLIANBERN     AM CENTURY     AM CENTURY     AM CENTURY     AM CENTURY
                                      DYNASSTALL      VPS INTL       VP INC &        VP INFL       VP ULTRA       VP VALUE
                                       CL B (a)      VALUE CL B      GRO CL II      PRO CL II        CL II          CL II
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
      from underlying mutual fund    $       8,373         52,371         62,741      1,044,721        126,316        819,678
    Mortality, expense charges and
      administrative charges
      (note 3)                             (53,516)       (13,772)       (47,803)      (933,108)      (443,407)      (777,182)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
          net                              (45,143)        38,599         14,938        111,613       (317,091)        42,496
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
  (losses) on investments - net:
    Realized gain distributions from
      underlying mutual fund                11,550             --             --      2,105,173             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   257,977        239,426        813,426      1,999,475      7,334,691      7,447,686
     Cost of investments sold             (249,959)      (252,916)      (793,390)    (1,848,156)    (5,897,983)    (7,833,240)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                             8,018        (13,490)        20,036        151,319      1,436,708       (385,554)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains
         (losses) on investments            19,568        (13,490)        20,036      2,256,492      1,436,708       (385,554)
Net change in unrealized
  appreciation or (depreciation) of
  investments                              450,021        147,399        885,203     (8,993,822)     7,980,187     14,217,191
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                       469,589        133,909        905,239     (6,737,330)     9,416,895     13,831,637
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $     424,446        172,508        920,177     (6,625,717)     9,099,804     13,874,133
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                      AMER FUNDS     AMER FUNDS     AMER FUNDS     AMER FUNDS     AMER FUNDS     AMER FUNDS
                                        IS GLBL        IS GLBL        IS GLBL       IS GROWTH    IS GROWTH-INC     IS INTL
                                       BOND CL 2     GROWTH CL 2    SM CP CL 2        CL 2           CL 2           CL 2
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $          --         69,208         14,479        114,301         94,826        121,664
    Mortality, expense charges and
     administrative charges (note 3)       (41,041)       (58,508)       (26,290)      (150,748)       (79,154)       (93,962)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                               (41,041)        10,700        (11,811)       (36,447)        15,672         27,702
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                 36,909             --             --             --             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   862,368        770,815        431,218        791,994        518,398      1,204,756
     Cost of investments sold             (879,732)      (608,365)      (390,229)      (615,668)      (386,614)    (1,157,145)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           (17,364)       162,450         40,989        176,326        131,784         47,611
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                     19,545        162,450         40,989        176,326        131,784         47,611
Net change in unrealized
 appreciation or (depreciation) of
 investments                               (94,486)       960,551        376,727      2,289,750      1,354,876      1,252,358
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                       (74,941)     1,123,001        417,716      2,466,076      1,486,660      1,299,969
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $    (115,982)     1,133,701        405,905      2,429,629      1,502,332      1,327,671
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                                      AMER FUNDS                    FIDELITY
                                       AMER FUNDS       IS US      FIDELITY VIP        VIP          FIDELITY      FIDELITY
                                         IS NEW        GOVT/AAA      CONTRAFUND   EQUITY-INCOME     VIP HIGH       VIP MID
                                       WORLD CL 2        CL 2           SC 2           SC2         INCOME SC2      CAP SC2
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $      61,061         39,038        515,654      1,935,552      1,784,918        109,854
    Mortality, expense charges and
     administrative charges (note 3)       (50,173)       (65,711)      (820,776)    (1,208,784)      (445,085)      (552,187)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                                10,888        (26,673)      (305,122)       726,768      1,339,833       (442,333)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                 16,282        123,238         18,058      5,704,772             --      5,259,962
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   781,691      1,056,249      6,199,978     12,152,630      5,413,506      5,821,402
     Cost of investments sold             (763,429)    (1,114,725)    (6,335,279)   (14,155,673)    (4,748,925)    (5,397,747)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                            18,262        (58,476)      (135,301)    (2,003,043)       664,581        423,655
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                     34,544         64,762       (117,243)     3,701,729        664,581      5,683,617
Net change in unrealized
 appreciation or (depreciation)
 of investments                            335,983       (253,592)    15,272,606     14,996,154       (776,972)     6,466,080
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                       370,527       (188,830)    15,155,363     18,697,883       (112,391)    12,149,697
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $     381,415       (215,503)    14,850,241     19,424,651      1,227,442     11,707,364
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                        FRANKLIN                                                    FRANKLIN        GOLDMAN
                                         VIP DEV       FRANKLIN       FRANKLIN       FRANKLIN          VIP         SACHS VI
                                        MKTS SEC      VIP LG CAP       VIP MUT        VIP SM          SM-MD         GBL MK
                                          CL 2         GRO CL 2      SH SEC CL 2   CAP VAL CL 2    CP GR CL 2     NAV SS (a)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $     568,817         32,279        206,780        211,964             --          8,650
    Mortality, expense charges and
     administrative charges (note 3)      (388,028)       (45,668)      (140,382)      (243,084)      (140,691)       (87,111)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                               180,789        (13,389)        66,398        (31,120)      (140,691)       (78,461)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --             --             --        273,547        696,499        472,922
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 5,071,946        492,444      2,212,317      1,108,797      2,492,970        278,826
     Cost of investments sold           (5,691,365)      (434,826)    (2,246,817)      (507,426)    (2,154,181)      (270,394)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                          (619,419)        57,618        (34,500)       601,371        338,789          8,432
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                   (619,419)        57,618        (34,500)       874,918      1,035,288        481,354
Net change in unrealized
 appreciation or (depreciation)
 of investments                           (172,465)       673,325      2,344,497      4,172,579      2,504,155        286,856
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                      (791,884)       730,943      2,309,997      5,047,497      3,539,443        768,210
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $    (611,095)       717,554      2,376,395      5,016,377      3,398,752        689,749
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                         GOLDMAN                                                                   IBBOTSON
                                        SACHS VI       IBBOTSON       IBBOTSON       IBBOTSON       IBBOTSON       INCOME &
                                         HQ FLT       AGGRESSIVE      BALANCED     CONSERVATIVE      GROWTH         GROWTH
                                          RT SS       GRWTH ETF2        ETF2           ETF2           ETF2           ETF2
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $     122,673         59,267        953,093        226,029        296,141        535,853
    Mortality, expense charges and
     administrative charges (note 3)      (383,753)       (75,000)      (924,206)      (280,581)      (388,380)      (547,616)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                              (261,080)       (15,733)        28,887        (54,552)       (92,239)       (11,763)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                199,714         40,465        369,232        209,922         32,242        339,733
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 1,111,896        563,885      6,518,158      5,391,358      3,267,490      6,925,406
     Cost of investments sold           (1,130,344)      (426,782)    (4,352,644)    (5,041,812)    (2,112,587)    (5,616,894)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           (18,448)       137,103      2,165,514        349,546      1,154,903      1,308,512
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                    181,266        177,568      2,534,746        559,468      1,187,145      1,648,245
Net change in unrealized
 appreciation or (depreciation) of
 investments                              (163,435)       553,116      3,747,666       (310,688)     2,435,037        408,010
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                        17,831        730,684      6,282,412        248,780      3,622,182      2,056,255
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $    (243,249)       714,951      6,311,299        194,228      3,529,943      2,044,492
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                      INVESCO VI     INVESCO VI     INVESCO VI     INVESCO VI     INVESCO VI     INVESCO VI
                                      AMER FRANCH    AMER VALUE      COMSTOCK      CORE EQUITY   EQUITY & INC     GROWTH &
                                         SR II          SR II          SR II          SR II          SR II        INC SR II
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $      13,176         20,403        432,902         16,444         30,195        47,587
    Mortality, expense charges and
     administrative charges (note 3)       (75,735)       (50,423)      (391,505)       (18,325)       (29,144)       (49,568)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                               (62,559)       (30,020)        41,397         (1,881)         1,051         (1,981)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --             --             --             --             --         32,884
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 1,293,230        442,400        541,969      1,264,042        831,602        664,081
     Cost of investments sold           (1,082,267)      (331,743)      (495,377)      (937,539)      (752,428)      (361,003)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           210,963        110,657         46,592        326,503         79,174        303,078
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                    210,963        110,657         46,592        326,503         79,174        335,962
Net change in unrealized
 appreciation or (depreciation) of
 investments                             1,637,005        712,765      7,562,919        (20,210)       303,251        613,257
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     1,847,968        823,422      7,609,511        306,293        382,425        949,219
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $   1,785,409        793,402      7,650,908        304,412        383,476        947,238
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                      INVESCO VI       IVY VIP                                                    IVY VIP
                                        SM CAP          ASSET         IVY VIP        IVY VIP        IVY VIP       DIVIDEND
                                      EQTY SR II      STRATEGY       BALANCED         BOND        CORE EQUITY        OPP
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $          --      2,759,619      1,684,580      4,045,962        336,984        371,671
    Mortality, expense charges and
     administrative charges (note 3)      (268,578)    (3,109,893)    (1,463,742)    (1,636,314)      (953,364)      (343,830)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                              (268,578)      (350,274)       220,838      2,409,648       (616,380)        27,841
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                204,101             --      9,683,547      1,913,301      4,961,062        505,063
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   820,078     19,076,488     13,122,965      2,775,574      4,018,396      2,222,044
     Cost of investments sold             (386,480)   (17,846,496)   (11,277,009)    (2,585,634)    (3,582,677)    (1,975,388)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           433,598      1,229,992      1,845,956        189,940        435,719        246,656
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                    637,699      1,229,992     11,529,503      2,103,241      5,396,781        751,719
Net change in unrealized
 appreciation or (depreciation) of
 investments                             5,155,182     45,216,163     11,596,594     (8,676,863)    14,333,866      5,055,152
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     5,792,881     46,446,155     23,126,097     (6,573,622)    19,730,647      5,806,871
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease)
         in net assets resulting
         from operations             $   5,524,303     46,095,881     23,346,935     (4,163,974)    19,114,267      5,834,712
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                                      IVY VIP                                      IVY VIP         IVY VIP
                                        IVY VIP     GLBL NATURAL      IVY VIP        IVY VIP         HIGH         INTL CORE
                                        ENERGY           RES        GLOBAL BOND      GROWTH         INCOME         EQUITY
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $          --             --             --        828,036      2,181,078      3,044,607
    Mortality, expense charges and
     administrative charges (note 3)      (122,749)      (603,343)       (90,240)    (2,547,131)      (696,953)    (2,459,929)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                              (122,749)      (603,343)       (90,240)    (1,719,095)     1,484,125        584,678
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                 27,665             --             --     14,802,137             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   852,198      5,268,737      1,369,719     26,820,904      4,890,899     22,954,478
     Cost of investments sold             (457,780)    (6,846,836)    (1,343,482)   (21,280,113)    (4,387,146)   (26,232,907)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           394,418     (1,578,099)        26,237      5,540,791        503,753     (3,278,429)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                    422,083     (1,578,099)        26,237     20,342,928        503,753     (3,278,429)
Net change in unrealized
 appreciation or (depreciation) of
 investments                             1,469,511      4,546,673         82,291     39,078,163      2,061,516     41,725,914
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     1,891,594      2,968,574        108,528     59,421,091      2,565,269     38,447,485
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease)
         in net assets resulting
         from operations             $   1,768,845      2,365,231         18,288     57,701,996      4,049,394     39,032,163
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                                       IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                        IVY VIP     LIMITED-TERM     MICRO CAP       MID CAP         MONEY       PATHFINDER
                                      INTL GROWTH       BOND          GROWTH         GROWTH         MARKET       AGGRESSIVE
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $     494,775             --             --             --          2,489        778,985
    Mortality, expense charges and
     administrative charges (note 3)      (842,173)      (262,125)      (358,020)      (658,931)      (168,868)      (166,194)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                              (347,398)      (262,125)      (358,020)      (658,931)      (166,379)       612,791
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund              1,058,659         17,041      1,044,196      1,391,853             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 2,888,447      1,204,575      5,076,534      1,681,688      3,270,171      1,066,617
     Cost of investments sold           (2,620,161)    (1,247,165)    (3,570,727)    (1,242,226)    (3,270,171)      (908,798)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           268,286        (42,590)     1,505,807        439,462             --        157,819
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                  1,326,945        (25,549)     2,550,003      1,831,315             --        157,819
Net change in unrealized
 appreciation or (depreciation) of
 investments                             8,803,830        (65,974)     9,246,428     10,005,500             --      1,853,087
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                    10,130,775        (91,523)    11,796,431     11,836,815             --      2,010,906
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $   9,783,377       (353,648)    11,438,411     11,177,884       (166,379)     2,623,697
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                                       IVY VIP                       IVY VIP                       IVY VIP
                                        IVY VIP      PATHFINDER       IVY VIP      PATHFINDER       IVY VIP      PATHFINDER
                                      PATHFINDER       MOD AGG      PATHFINDER       MOD CON      PATHFINDER         MOD
                                        CONSERV        MVF (b)       MOD AGGR        MVF (b)       MOD CONS        MVF (b)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $   2,125,114             --     12,784,864             --      3,549,021             --
    Mortality, expense charges and
     administrative charges (note 3)      (476,725)        (6,268)    (3,028,582)        (1,348)      (918,137)       (14,005)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                             1,648,389         (6,268)     9,756,282         (1,348)     2,630,884        (14,005)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --          3,240             --            812             --          4,001
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 8,794,078          3,358      9,117,897         38,244      3,999,861          2,305
     Cost of investments sold           (7,662,073)        (3,257)    (7,633,815)       (38,185)    (2,957,769)        (2,243)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                         1,132,005            101      1,484,082             59      1,042,092             62
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                  1,132,005          3,341      1,484,082            871      1,042,092          4,063
Net change in unrealized
 appreciation or (depreciation) of
 investments                             1,792,333        110,856     35,833,747         24,250      7,125,676        246,329
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     2,924,338        114,197     37,317,829         25,121      8,167,768        250,392
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $   4,572,727        107,929     47,074,111         23,773     10,798,652        236,387
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                        IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                      PATHFINDER     REAL ESTATE     SCIENCE &      SMALL CAP      SMALL CAP       IVY VIP
                                       MODERATE          SEC           TECH          GROWTH          VALUE          VALUE
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $  10,124,122        153,436             --             --        543,489        629,854
    Mortality, expense charges and
     administrative charges (note 3)    (2,756,828)      (216,764)      (932,631)      (894,675)      (872,281)    (1,114,145)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                             7,367,294        (63,328)      (932,631)      (894,675)      (328,792)      (484,291)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions
     from underlying mutual fund                --             --      3,502,864             --      4,020,237      2,023,235
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 8,195,755      1,680,045      7,850,199      8,758,665     10,841,330     12,056,127
     Cost of investments sold           (6,359,824)    (1,830,306)    (5,884,280)    (7,842,938)    (9,451,988)   (11,367,911)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                         1,835,931       (150,261)     1,965,919        915,727      1,389,342        688,216
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                  1,835,931       (150,261)     5,468,783        915,727      5,409,579      2,711,451
Net change in unrealized
 appreciation or (depreciation) of
 investments                            28,096,042        177,349     22,143,480     23,110,115     12,465,989     21,741,888
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                    29,931,973         27,088     27,612,263     24,025,842     17,875,568     24,453,339
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $  37,299,267        (36,240)    26,679,632     23,131,167     17,546,776     23,969,048
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                                                                     JANUS                         MFS VIT
                                         JANUS          JANUS          JANUS       ASPEN PERK       MFS VIT        MID CAP
                                         ASPEN          ASPEN          ASPEN         MID CP       INV GROWTH       GROWTH
                                      BALANCED SS     FORTY SS      OVERSEAS SS      VAL SS         SER SS         SER SS
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $     229,930        183,752      2,090,782        209,700        185,253             --
    Mortality, expense charges and
     administrative charges (note 3)      (236,219)      (427,756)      (925,926)      (255,984)      (620,367)       (13,775)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                                (6,289)      (244,004)     1,164,856        (46,284)      (435,114)       (13,775)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                932,094             --             --        337,176      1,392,186          3,645
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 2,756,242      4,675,028     11,775,028        516,024      4,423,172        214,966
     Cost of investments sold           (2,323,816)    (3,821,909)   (17,573,299)      (374,675)    (3,666,232)      (127,293)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           432,426        853,119     (5,798,271)       141,349        756,940         87,673
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                  1,364,520        853,119     (5,798,271)       478,525      2,149,126         91,318
Net change in unrealized
 appreciation or (depreciation) of
 investments                             1,431,280      7,724,267     12,899,331      3,231,254      8,851,714        202,293
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     2,795,800      8,577,386      7,101,060      3,709,779     11,000,840        293,611
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $   2,789,511      8,333,382      8,265,916      3,663,495     10,565,726        279,836
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                        MFS VIT                                    NEUBERGER
                                          NEW          MFS VIT      MORGSTANLEY      BERMAN       OPPENHEIMER    OPPENHEIMER
                                       DISCOVERY      VALUE SER       UIF EMG       SOC RESP        CAP APP      GBL STR INC
                                        SER SS           SS         MK EQ CL 2        S CL           VA SS          VA SS
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $          --        841,019        150,510          8,173         22,533        732,852
    Mortality, expense charges and
     administrative charges (note 3)      (159,033)    (1,213,702)      (198,843)       (18,713)       (43,258)      (227,753)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                              (159,033)      (372,683)       (48,333)       (10,540)       (20,725)       505,099
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                 90,187        258,068             --             --             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 2,217,207     10,202,752        206,371        528,597        526,957      2,395,874
     Cost of investments sold           (1,537,940)    (8,654,599)      (102,397)      (342,913)      (362,138)    (2,383,395)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                           679,267      1,548,153        103,974        185,684        164,819         12,479
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                    769,454      1,806,221        103,974        185,684        164,819         12,479
Net change in unrealized
 appreciation or (depreciation) of
 investments                             2,819,825     22,513,603       (290,540)       135,867        578,375       (788,699)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     3,589,279     24,319,824       (186,566)       321,551        743,194       (776,220)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $   3,430,246     23,947,141       (234,899)       311,011        722,469       (271,121)
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                                                       PIMCO                         PIMCO         PUTNAM
                                      OPPENHEIMER    OPPENHEIMER      VIT GLB       PIMCO VIT      VIT TOTAL      VT EQUITY
                                       INTL GROW      MS SM CAP       DIV ALL     LOW DUR PORT      RETURN         INCOME
                                         VA SS          VA SS       ADV CL (a)       ADV CL         ADV CL          CL IB
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $     130,472         10,810        358,475        603,452      2,406,952         66,897
    Mortality, expense charges and
     administrative charges (note 3)      (210,741)       (24,425)       (51,166)      (684,149)    (1,612,152)       (57,649)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                               (80,269)       (13,615)       307,309        (80,697)       794,800          9,248
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --         18,663        317,469             --      1,258,413             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   433,681        462,706        452,492      3,240,395      3,686,845        747,803
     Cost of investments sold             (382,385)      (282,830)      (453,417)    (3,161,875)    (3,657,414)      (599,879)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                            51,296        179,876           (925)        78,520         29,431        147,924
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                     51,296        198,539        316,544         78,520      1,287,844        147,924
Net change in unrealized
 appreciation or (depreciation) of
 investments                             3,237,372        262,556       (120,716)      (701,788)    (5,879,557)       864,442
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                     3,288,668        461,095        195,828       (623,268)    (4,591,713)     1,012,366
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $   3,208,399        447,480        503,137       (703,965)    (3,796,913)     1,021,614
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                        PUTNAM                        PUTNAM                                        SFT
                                       VT GROWTH       PUTNAM           VT           PUTNAM           SFT         ADVANTUS
                                        AND INC       VT INTER       MULTI-CAP     VT VOYAGER      ADVANTUS       INDEX 400
                                         CL IB        EQ CL IB       GRO CL IB        CL IB        BOND CL 2       MC CL 2
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $      25,334         70,544          3,035         34,269             --             --
    Mortality, expense charges and
     administrative charges (note 3)       (33,491)       (70,159)        (9,430)       (56,540)    (2,555,901)      (961,608)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                                (8,157)           385         (6,395)       (22,271)    (2,555,901)      (961,608)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --             --             --             --             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                   237,567      1,161,482         88,550      2,088,783     15,409,881     13,228,096
     Cost of investments sold             (186,963)    (1,648,084)       (61,422)    (1,897,890)   (10,726,999)    (7,803,466)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                            50,604       (486,602)        27,128        190,893      4,682,882      5,424,630
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                     50,604       (486,602)        27,128        190,893      4,682,882      5,424,630
Net change in unrealized
 appreciation or (depreciation) of
 investments                               574,975      1,600,608        169,209      1,223,558     (5,911,480)    15,827,706
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                       625,579      1,114,006        196,337      1,414,451     (1,228,598)    21,252,336
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $     617,422      1,114,391        189,942      1,392,180     (3,784,499)    20,290,728
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------
                                          SFT                           SFT            SFT            SFT            SFT
                                       ADVANTUS          SFT         ADVANTUS       ADVANTUS       ADVANTUS       ADVANTUS
                                       INDEX 500    ADVANTUS INTL     MANAGED         MONEY        MORTGAGE      REAL ESTATE
                                         CL 2         BOND CL 2       VOL (a)        MARKET          CL 2           CL 2
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $          --             --             --             --             --             --
    Mortality, expense charges and
     administrative charges (note 3)    (1,542,368)    (1,256,576)      (291,773)      (552,994)      (768,868)      (882,914)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                            (1,542,368)    (1,256,576)      (291,773)      (552,994)      (768,868)      (882,914)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --             --             --             --             --             --
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                18,275,193      8,231,563        137,691     24,433,090      6,226,391      5,871,930
     Cost of investments sold          (10,694,687)    (4,735,582)      (132,092)   (24,433,090)    (4,856,111)    (4,233,282)
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                         7,580,506      3,495,981          5,599             --      1,370,280      1,638,648
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                  7,580,506      3,495,981          5,599             --      1,370,280      1,638,648
Net change in unrealized
 appreciation or (depreciation) of
 investments                            33,214,948     (3,566,135)     3,109,890             --     (2,487,553)    (1,096,646)
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                    40,795,454        (70,154)     3,115,489             --     (1,117,273)       542,002
                                     -------------  -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $  39,253,086     (1,326,730)     2,823,716       (552,994)    (1,886,141)      (340,912)
                                     =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                            Statements of Operations
                     Year or Period ended December 31, 2013

                                                              SEGREGATED SUB-ACCOUNTS
                                     -------------------------------------------------------------------------
                                         TOPS           TOPS           TOPS           TOPS
                                       MGD RISK       MGD RISK       MGD RISK       MGD RISK
                                        BAL ETF       FLEX ETF      GROWTH ETF       MOD GRO
                                         CL 2         CL 2 (b)         CL 2         ETF CL 2         TOTAL
                                     -------------  -------------  -------------  -------------  -------------
Investment income (loss):
    Investment income distributions
     from underlying mutual fund     $     137,669             --        517,866        153,054     66,369,027
    Mortality, expense charges and
     administrative charges (note 3)      (211,733)        (2,561)      (592,959)      (230,368)   (55,107,027)
                                     -------------  -------------  -------------  -------------  -------------
        Investment income (loss) -
         net                               (74,064)        (2,561)       (75,093)       (77,314)    11,262,000
                                     -------------  -------------  -------------  -------------  -------------
Realized and unrealized gains
 (losses) on investments - net:
    Realized gain distributions from
     underlying mutual fund                     --             --             --             --     65,714,019
    Realized gains (losses) on sales
     of investments:
     Proceeds from sales                 1,445,368          1,743      1,372,337        852,306    433,812,990
     Cost of investments sold           (1,302,140)        (1,711)    (1,179,337)      (763,044)  (383,935,695)
                                     -------------  -------------  -------------  -------------  -------------
                                           143,228             32        193,000         89,262     49,877,295
                                     -------------  -------------  -------------  -------------  -------------
        Net realized gains (losses)
         on investments                    143,228             32        193,000         89,262    115,591,314
Net change in unrealized
 appreciation or (depreciation) of
 investments                               840,946         37,142      5,623,919      1,677,866    536,318,773
                                     -------------  -------------  -------------  -------------  -------------
        Net gains (losses) on
         investments                       984,174         37,174      5,816,919      1,767,128    651,910,087
                                     -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) in
         net assets resulting from
         operations                  $     910,110         34,613      5,741,826      1,689,814    663,172,087
                                     =============  =============  =============  =============  =============

----------
(a) For the period from May 1, 2013 through December 31, 2013.
(b) For the period from October 4, 2013 to December 31, 2013.

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                      SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                      ALLIANBERN      ALLIANBERN          AM              AM              AM              AM
                                          VPS             VPS           CENTURY         CENTURY         CENTURY         CENTURY
                                      DYNASSTALL      INTL VALUE       VP INC &         VP INFL        VP ULTRA        VP VALUE
                                       CL B (a)          CL B          GRO CL II       PRO CL II         CL II           CL II
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $          --          (1,008)         10,738         496,697        (452,448)        162,039
    Net realized gains (losses)
      on investments                            --         (26,852)       (146,039)      1,112,765         127,312        (557,302)
    Net change in unrealized
      appreciation or (depreciation)
      of investments                            --         131,851         450,767         831,275       4,017,583       5,548,351
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease)
        in net assets resulting
        from operations                         --         103,991         315,466       2,440,737       3,692,447       5,153,088
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments                  --         475,137         574,464      18,876,396       1,101,552       5,638,974
    Contract terminations,
      withdrawal payments and
      charges                                   --        (441,751)       (455,417)     (1,086,584)     (6,553,129)     (2,536,021)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --              11              21             304             334
    Annuity benefit payments                    --              --            (274)         (4,165)        (69,937)        (11,704)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in
        net assets from
        contract transactions                   --          33,386         118,784      17,785,668      (5,521,210)      3,091,583
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in
        net assets                              --         137,377         434,250      20,226,405      (1,828,763)      8,244,671
  Net assets at the beginning of
   year                                         --         706,778       2,438,648      35,759,209      30,971,467      38,613,480
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $          --         844,155       2,872,898      55,985,614      29,142,704      46,858,151
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     (45,143)         38,599          14,938         111,613        (317,091)         42,496
    Net realized gains (losses)
      on investments                        19,568         (13,490)         20,036       2,256,492       1,436,708        (385,554)
    Net change in unrealized
      appreciation or
      (depreciation)
      of investments                       450,021         147,399         885,203      (8,993,822)      7,980,187      14,217,191
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease)
        in net assets resulting
        from operations                    424,446         172,508         920,177      (6,625,717)      9,099,804      13,874,133
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments          15,248,800         140,202         462,389      26,444,605         492,990       3,892,024
    Contract terminations,
      withdrawal payments and
      charges                             (253,890)       (227,267)       (771,067)     (1,906,917)     (6,854,024)     (6,942,904)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --              14              82             979             430
    Annuity benefit payments                    --              --            (315)         (4,638)        (78,693)        (13,530)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in
        net assets from
        contract transactions           14,994,910         (87,065)       (308,979)     24,533,133      (6,438,748)     (3,063,980)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in
        net assets                      15,419,356          85,443         611,198      17,907,416       2,661,056      10,810,153
  Net assets at the beginning of
    year                                        --         844,155       2,872,898      55,985,614      29,142,704      46,858,151
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  15,419,356         929,598       3,484,096      73,893,030      31,803,760      57,668,304
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                      SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                         AMER             AMER            AMER           AMER            AMER            AMER
                                       FUNDS IS        FUNDS IS         FUNDS IS       FUNDS IS         FUNDS IS       FUNDS IS
                                       GLBL BOND      GLBL GROWTH      GLBL SM CP       GROWTH         GROWTH-INC        INTL
                                         CL 2            CL 2             CL 2           CL 2             CL 2           CL 2
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $      23,029           2,860            (367)         (9,803)         17,051          15,336
    Net realized gains (losses) on
      investments                           13,265          (1,921)         (7,175)          4,712           8,226         (11,516)
    Net change in unrealized
      appreciation or
      (depreciation) of investments         26,564         193,515          75,941         299,253         215,262         238,822
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting
        from operations                     62,858         194,454          68,399         294,162         240,539         242,642
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           2,357,235       1,664,774         549,015       2,558,079       2,119,296       1,934,349
    Contract terminations,
      withdrawal payments and
      charges                             (432,276)        (49,261)        (52,185)       (428,535)       (132,974)       (312,047)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --              --              44             (26)             --
    Annuity benefit payments                    --              --              --            (189)           (651)             --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     1,924,959       1,615,513         496,830       2,129,399       1,985,645       1,622,302
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           1,987,817       1,809,967         565,229       2,423,561       2,226,184       1,864,944
  Net assets at the beginning
   of year                                 802,088         417,249         218,639       1,063,564         810,529         840,600
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   2,789,905       2,227,216         783,868       3,487,125       3,036,713       2,705,544
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     (41,041)         10,700         (11,811)        (36,447)         15,672          27,702
    Net realized gains (losses) on
      investments                           19,545         162,450          40,989         176,326         131,784          47,611
    Net change in unrealized
      appreciation or
      (depreciation) of investments        (94,486)        960,551         376,727       2,289,750       1,354,876       1,252,358
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting
        from operations                   (115,982)      1,133,701         405,905       2,429,629       1,502,332       1,327,671
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           1,434,284       4,028,502       2,321,764      10,504,011       4,479,366       8,118,350
    Contract terminations,
      withdrawal payments and
      charges                             (850,112)       (742,387)       (421,531)       (758,290)       (490,206)     (1,184,348)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --              --              68             102              --
    Annuity benefit payments                    --              --              --            (285)         (2,244)             --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                       584,172       3,286,115       1,900,233       9,745,504       3,987,018       6,934,002
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                             468,190       4,419,816       2,306,138      12,175,133       5,489,350       8,261,673
  Net assets at the beginning of
    year                                 2,789,905       2,227,216         783,868       3,487,125       3,036,713       2,705,544
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   3,258,095       6,647,032       3,090,006      15,662,258       8,526,063      10,967,217
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                      SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                         AMER            AMER          FIDELITY        FIDELITY        FIDELITY        FIDELITY
                                       FUNDS IS        FUNDS IS           VIP             VIP             VIP             VIP
                                       NEW WORLD      US GOVT/AAA     CONTRAFUND     EQUITY-INCOME    HIGH INCOME       MID CAP
                                         CL 2             CL 2            SC 2            SC2             SC2             SC2
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $       2,848          (3,875)       (122,355)      1,079,561       1,197,445        (361,802)
    Net realized gains (losses)
      on investments                          (196)         73,856      (1,544,574)        852,892         265,111       2,570,168
    Net change in unrealized
      appreciation or (depreciation)
      of investments                       161,642         (61,258)      7,942,201       9,694,655       1,011,434       2,254,935
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in net
        assets resulting from
        operations                         164,294           8,723       6,275,272      11,627,108       2,473,990       4,463,301
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
   and 6):
    Contract purchase payments           1,542,105       2,465,648       3,886,421       1,032,941       8,731,252       1,502,914
    Contract terminations,
      withdrawal payments and
      charges                             (197,734)       (875,175)     (6,580,345)    (15,898,748)       (927,367)     (5,796,663)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --             (37)          2,115           4,217              15           4,319
    Annuity benefit payments                    --            (234)        (31,412)       (120,863)         (3,250)        (63,960)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     1,344,371       1,590,202      (2,723,221)    (14,982,453)      7,800,650      (4,353,390)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           1,508,665       1,598,925       3,552,051      (3,355,345)     10,274,640         109,911
  Net assets at the beginning of
    year                                   520,265       2,177,943      43,507,449      81,003,412      17,598,056      35,354,507
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   2,028,930       3,776,868      47,059,500      77,648,067      27,872,696      35,464,418
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $      10,888         (26,673)       (305,122)        726,768       1,339,833        (442,333)
    Net realized gains (losses) on
      investments                           34,544          64,762        (117,243)      3,701,729         664,581       5,683,617
    Net change in unrealized
      appreciation or (depreciation)
      of investments                       335,983        (253,592)     15,272,606      14,996,154        (776,972)      6,466,080
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting
        from operations                    381,415        (215,503)     14,850,241      19,424,651       1,227,442      11,707,364
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           3,315,956       3,494,140      11,851,345       4,276,601       7,506,770       2,535,540
    Contract terminations,
      withdrawal payments and
      charges                             (772,858)     (1,033,192)     (5,746,205)    (11,187,082)     (5,235,199)     (5,378,408)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              16           3,139           5,356              18          (2,375)
    Annuity benefit payments                    --            (931)        (36,169)       (131,625)         (3,369)        (68,109)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     2,543,098       2,460,033       6,072,110      (7,036,750)      2,268,220      (2,913,352)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           2,924,513       2,244,530      20,922,351      12,387,901       3,495,662       8,794,012
  Net assets at the beginning of
    year                                 2,028,930       3,776,868      47,059,500      77,648,067      27,872,696      35,464,418
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   4,953,443       6,021,398      67,981,851      90,035,968      31,368,358      44,258,430
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                      SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                       FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN         GOLDMAN
                                        VIP DEV           VIP             VIP             VIP          VIP SM-MD     SACHS VI GBL
                                       MKTS SEC       LG CAP GRO      MUT SH SEC      SM CAP VAL         CP GR          MK NAV
                                         CL 2            CL 2            CL 2            CL 2            CL 2           SS (a)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $      17,638         (19,388)         58,898         (67,690)       (124,991)             --
    Net realized gains (losses) on
      investments                       (1,574,799)        (19,538)       (555,074)        221,717         609,825              --
    Net change in unrealized
      appreciation or (depreciation)
      of investments                     4,866,778         319,875       1,628,880       1,551,573         396,474              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in net
        assets resulting from
        operations                       3,309,617         280,949       1,132,704       1,705,600         881,308              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions(notes 3
    and 6):
    Contract purchase payments           2,805,977         377,229         736,245       2,867,828       1,599,104              --
    Contract terminations,
      withdrawal payments and
      charges                           (4,724,985)       (548,974)     (1,797,415)       (735,314)     (2,170,737)             --
    Actuarial adjustments for
      mortality experience on
      annuities in payment period           16,218               4              40              23             488              --
    Annuity benefit payments               (48,629)           (167)         (1,917)         (3,467)        (11,002)             --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (1,951,419)       (171,908)     (1,063,047)      2,129,070        (582,147)             --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           1,358,198         109,041          69,657       3,834,670         299,161              --
  Net assets at the beginning of
      year                              28,506,260       2,678,613       9,512,494       8,672,378       9,173,996              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  29,864,458       2,787,654       9,582,151      12,507,048       9,473,157              --
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     180,789         (13,389)         66,398         (31,120)       (140,691)        (78,461)
    Net realized gains (losses)
      on investments                      (619,419)         57,618         (34,500)        874,918       1,035,288         481,354
    Net change in unrealized
      appreciation or (depreciation)
      of investments                      (172,465)        673,325       2,344,497       4,172,579       2,504,155         286,856
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting
        from operations                   (611,095)        717,554       2,376,395       5,016,377       3,398,752         689,749
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
      and 6):
    Contract purchase payments           4,522,064         188,626         218,577       5,526,941       2,014,462      21,112,715
    Contract terminations,
      withdrawal payments and
      charges                           (4,830,550)       (454,120)     (2,086,137)     (1,038,886)     (2,371,928)       (273,797)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period           17,212               4              54              30             774              --
    Annuity benefit payments               (46,866)           (185)         (2,166)         (3,765)        (12,537)             --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                      (338,140)       (265,675)     (1,869,672)      4,484,320        (369,229)     20,838,918
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                            (949,235)        451,879         506,723       9,500,697       3,029,523      21,528,667
  Net assets at the beginning of
    year                                29,864,458       2,787,654       9,582,151      12,507,048       9,473,157              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  28,915,223       3,239,533      10,088,874      22,007,745      12,502,680      21,528,667
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                      SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        GOLDMAN         IBBOTSON                                                        IBBOTSON
                                        SACHS VI       AGGRESSIVE       IBBOTSON        IBBOTSON        IBBOTSON        INCOME &
                                        HQ FLT RT        GRWTH          BALANCED      CONSERVATIVE       GROWTH          GROWTH
                                           SS             ETF2            ETF2            ETF2            ETF2            ETF2
                                      -------------   ------------    -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $     (98,643)        (13,411)         65,109          (6,486)        (72,939)         58,706
    Net realized gains (losses) on
      investments                          588,426         215,289       4,160,968         601,550       2,697,627       1,770,702
    Net change in unrealized
      appreciation or (depreciation)
      of investments                      (326,020)        182,827         475,448         (15,663)         (3,392)         77,362
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in net
        assets resulting from
        operations                         163,763         384,705       4,701,525         579,401       2,621,296       1,906,770
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions(notes 3
    and 6):
    Contract purchase payments           9,643,817         836,288      10,613,337       5,137,008       1,072,565       6,094,426
    Contract terminations,
      withdrawal payments and
      charges                             (337,226)       (788,448)     (5,943,388)     (2,159,722)     (2,575,849)     (2,823,796)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --             488              --              --              --
    Annuity benefit payments                (1,466)             --         (20,724)             --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     9,305,125          47,840       4,649,713       2,977,286      (1,503,284)      3,270,630
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           9,468,888         432,545       9,351,238       3,556,687       1,118,012       5,177,400
  Net assets at the beginning of
    year                                10,268,464       3,263,545      49,032,198      15,306,469      23,713,461      29,562,764
                                     -------------   -------------   -------------   -------------   -------------   -------------
    Net assets at the end of year    $  19,737,352       3,696,090      58,383,436      18,863,156      24,831,473      34,740,164
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net    $    (261,080)        (15,733)         28,887         (54,552)        (92,239)        (11,763)
    Net realized gains(losses) on
      investments                          181,266         177,568       2,534,746         559,468       1,187,145       1,648,245
    Net change in unrealized
      appreciation or (depreciation)
      of investments                      (163,435)        553,116       3,747,666        (310,688)      2,435,037         408,010
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in net
        assets resulting from
        operations                        (243,249)        714,951       6,311,299         194,228       3,529,943       2,044,492
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
      and 6):
    Contract purchase payments          17,402,950       1,803,487      12,726,929       3,579,759       1,107,955       7,472,926
    Contract terminations,
      withdrawal payments and
      charges                           (1,089,942)       (515,226)     (6,016,114)     (5,197,804)     (2,993,204)     (6,596,989)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period                2              --             591              --              --              --
    Annuity benefit payments                (1,398)             --         (21,575)             --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    16,311,611       1,288,261       6,689,831      (1,618,045)     (1,885,249)        875,937
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                          16,068,362       2,003,212      13,001,130      (1,423,817)      1,644,694       2,920,429
  Net assets at the beginning of
    year                                19,737,352       3,696,090      58,383,436      18,863,156      24,831,473      34,740,164
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  35,805,714       5,699,302      71,384,566      17,439,339      26,476,167      37,660,593
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                       INVESCO VI      INVESCO VI      INVESCO VI
                                          AMER            AMER           CAPITAL       INVESCO VI      INVESCO VI      INVESCO VI
                                         FRANCH           VALUE       APPRECIATION      COMSTOCK       CORE EQUITY    EQUITY & INC
                                          SR II           SR II            (b)            SR II           SR II           SR II
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $     (54,574)         (3,637)        (20,384)         31,189          (6,562)          4,712
    Net realized gains (losses) on
      investments                           67,692          32,325         (27,734)        (56,690)         17,900         (17,757)
    Net change in unrealized
      appreciation or (depreciation)
      of investments                         7,647          34,338         609,007       2,271,295         112,065         153,604
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                        20,765          63,026         560,889       2,245,794         123,403         140,559
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           5,046,052         786,729          43,843       6,372,847         200,407         423,147
    Contract terminations,
      withdrawal payments and
      charges                             (732,740)       (279,201)     (5,038,281)       (928,266)       (127,393)       (344,600)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               14              --               8            (255)             --              --
    Annuity benefit payments                (1,880)             --            (975)         (4,118)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                   4,311,446         507,528      (4,995,405)      5,440,208          73,014          78,547
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                         4,332,211         570,554      (4,434,516)      7,686,002         196,417         219,106
  Net assets at the beginning of
    year                                   829,486         336,094       4,434,516      10,932,262       1,016,052       1,300,445
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   5,161,697         906,648              --      18,618,264       1,212,469       1,519,551
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     (62,559)        (30,020)             --          41,397          (1,881)          1,051
    Net realized gains (losses) on
      investments                          210,963         110,657              --          46,592         326,503          79,174
    Net change in unrealized
      appreciation or (depreciation)
      of investments                     1,637,005         712,765              --       7,562,919         (20,210)        303,251
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                     1,785,409         793,402              --       7,650,908         304,412         383,476
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             215,015       3,099,162              --      11,917,986         749,553       1,175,285
    Contract terminations,
      withdrawal payments and
      charges                           (1,224,105)       (417,950)             --        (495,167)     (1,248,006)       (811,883)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               26              --              --              98              --              --
    Annuity benefit payments                (3,147)             --              --          (4,910)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                  (1,012,211)      2,681,212              --      11,418,008        (498,453)        363,402
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                           773,198       3,474,614              --      19,068,916        (194,041)        746,878
  Net assets at the beginning of
    year                                 5,161,697         906,648              --      18,618,264       1,212,469       1,519,551
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   5,934,895       4,381,262              --      37,687,180       1,018,428       2,266,429
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        INVESCO VI      INVESCO VI       IVY VIP           IVY             IVY             IVY
                                      GROWTH & INC     SM CAP EQTY        ASSET            VIP             VIP          VIP CORE
                                          SR II           SR II         STRATEGY        BALANCED          BOND           EQUITY
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $      (3,126)       (176,322)       (617,231)        228,657       1,731,720        (327,656)
    Net realized gains (losses) on
      investments                           45,845         158,999        (264,538)      7,625,419       1,157,199       3,613,981
    Net change in unrealized
      appreciation or (depreciation)
      of investments                       319,092       1,397,140      28,615,499       2,152,400       1,224,035       2,364,342
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                       361,811       1,379,817      27,733,730      10,006,476       4,112,954       5,650,667
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             214,449       2,748,572      23,565,616      11,980,033      23,874,257      13,890,996
    Contract terminations,
      withdrawal payments and
      charges                             (641,519)       (600,533)    (12,847,014)    (13,296,797)     (3,488,456)     (3,038,370)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              15             247          72,865            (375)          5,298
    Annuity benefit payments                    --            (858)       (139,946)       (437,164)        (32,802)        (40,217)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                    (427,070)      2,147,196      10,578,903      (1,681,063)     20,352,624      10,817,707
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                           (65,259)      3,527,013      38,312,633       8,325,413      24,465,578      16,468,374
  Net assets at the beginning of
    year                                 2,996,894      10,460,211     153,224,498      96,745,811      85,407,411      31,059,322
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   2,931,635      13,987,224     191,537,131     105,071,224     109,872,989      47,527,696
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $      (1,981)       (268,578)       (350,274)        220,838       2,409,648        (616,380)
    Net realized gains (losses) on
      investments                          335,962         637,699       1,229,992      11,529,503       2,103,241       5,396,781
    Net change in unrealized
      appreciation or (depreciation)
      of investments                       613,257       5,155,182      45,216,163      11,596,594      (8,676,863)     14,333,866
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                       947,238       5,524,303      46,095,881      23,346,935      (4,163,974)     19,114,267
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             770,862       4,898,625      24,270,758      12,859,254      33,566,030      31,424,668
    Contract terminations,
      withdrawal payments and
      charges                             (626,554)       (756,274)    (17,565,250)    (11,685,914)     (2,459,948)     (3,745,846)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              18          16,622          55,362           2,870           7,961
    Annuity benefit payments                    --            (971)       (155,232)       (466,873)        (25,677)        (51,016)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                     144,308       4,141,398       6,566,898         761,829      31,083,275      27,635,767
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                         1,091,546       9,665,701      52,662,779      24,108,764      26,919,301      46,750,034
  Net assets at the beginning of
    year                                 2,931,635      13,987,224     191,537,131     105,071,224     109,872,989      47,527,696
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   4,023,181      23,652,925     244,199,910     129,179,988     136,792,290      94,277,730
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                         IVY VIP           IVY           IVY VIP         IVY VIP           IVY             IVY
                                        DIVIDEND           VIP        GLBL NATURAL       GLOBAL            VIP          VIP HIGH
                                           OPP           ENERGY            RES            BOND           GROWTH          INCOME
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $     (79,570)       (109,163)       (589,469)         83,888      (2,149,459)      2,045,335
    Net realized gains (losses) on
      investments                           65,664        (214,005)       (300,038)         10,590      14,485,874         166,277
    Net change in unrealized
      appreciation or (depreciation)
      of investments                     2,124,143         308,994       1,090,618          54,438       5,530,804       4,211,709
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                     2,110,237         (14,174)        201,111         148,916      17,867,219       6,423,321
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           2,468,514         761,925       5,457,603       3,274,277      10,651,649       2,451,011
    Contract terminations,
      withdrawal payments and
      charges                           (1,905,289)     (1,104,505)     (3,664,004)       (366,886)    (15,075,374)     (3,827,952)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period              475             371             482               1          35,121            (321)
    Annuity benefit payments               (11,822)         (1,317)         (6,662)         (1,919)       (204,323)        (33,061)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                     551,878        (343,526)      1,787,419       2,905,473      (4,592,927)     (1,410,323)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                         2,662,115        (357,700)      1,988,530       3,054,389      13,274,292       5,012,998
  Net assets at the beginning of
    year                                17,993,911       7,103,920      36,641,162       2,154,524     158,364,311      38,417,989
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  20,656,026       6,746,220      38,629,692       5,208,913     171,638,603      43,430,987
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $      27,841        (122,749)       (603,343)        (90,240)     (1,719,095)      1,484,125
    Net realized gains (losses) on
      investments                          751,719         422,083      (1,578,099)         26,237      20,342,928         503,753
    Net change in unrealized
      appreciation or (depreciation)
      of investments                     5,055,152       1,469,511       4,546,673          82,291      39,078,163       2,061,516
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                     5,834,712       1,768,845       2,365,231          18,288      57,701,996       4,049,394
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           2,728,543         766,225       3,358,178       3,343,870       9,211,817      10,971,780
    Contract terminations,
      withdrawal payments and
      charges                           (2,019,587)       (775,845)     (4,927,032)     (1,345,786)    (24,727,937)     (4,512,386)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period              924             444             245              --          49,931           1,435
    Annuity benefit payments               (11,857)         (1,452)         (6,184)         (2,035)       (222,825)        (37,095)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                     698,023         (10,628)     (1,574,793)      1,996,049     (15,689,014)      6,423,734
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                         6,532,735       1,758,217         790,438       2,014,337      42,012,982      10,473,128
  Net assets at the beginning of
    year                                20,656,026       6,746,220      38,629,692       5,208,913     171,638,603      43,430,987
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  27,188,761       8,504,437      39,420,130       7,223,250     213,651,585      53,904,115
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                           IVY             IVY           IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                      VIP INTL CORE     VIP INTL      LIMITED-TERM      MICRO CAP        MID CAP          MONEY
                                         EQUITY          GROWTH           BOND           GROWTH          GROWTH          MARKET
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $   1,581,006         167,431         258,378        (278,319)       (362,781)       (160,771)
    Net realized gains (losses) on
      investments                       (3,367,544)      2,552,096         327,264       2,227,709       2,574,680              --
    Net change in unrealized
      appreciation or (depreciation)
      of investments                    20,533,490       3,466,848        (436,035)        (34,694)        536,246              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                    18,746,952       6,186,375         149,607       1,914,696       2,748,145        (160,771)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments          13,861,225       9,981,611       9,074,201       3,480,593      10,360,434       3,148,785
    Contract terminations,
      withdrawal payments and
      charges                          (14,373,890)     (2,203,975)       (634,102)     (3,261,383)     (1,311,765)     (2,741,420)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period           30,010            (224)             --           1,482             135              20
    Annuity benefit payments              (182,409)        (13,631)             --          (7,546)         (3,554)           (588)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                    (665,064)      7,763,781       8,440,099         213,146       9,045,250         406,797
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                        18,081,888      13,950,156       8,589,706       2,127,842      11,793,395         246,026
  Net assets at the beginning of
    year                               154,972,837      34,029,156       4,631,428      18,327,832      19,611,643      12,115,872
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $ 173,054,725      47,979,312      13,221,134      20,455,674      31,405,038      12,361,898
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     584,678        (347,398)       (262,125)       (358,020)       (658,931)       (166,379)
    Net realized gains (losses) on
      investments                       (3,278,429)      1,326,945         (25,549)      2,550,003       1,831,315              --
    Net change in unrealized
      appreciation or (depreciation)
      of investments                    41,725,914       8,803,830         (65,974)      9,246,428      10,005,500              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                    39,032,163       9,783,377        (353,648)     11,438,411      11,177,884        (166,379)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           7,681,289      15,617,964      18,067,229       6,529,368      20,624,944       4,878,766
    Contract terminations,
      withdrawal payments and
      charges                          (21,026,155)     (2,635,853)     (1,176,116)     (4,843,264)     (1,529,796)     (3,221,697)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period           38,416           1,869              --           1,337             301              20
    Annuity benefit payments              (195,959)        (12,482)             --          (8,963)         (4,121)           (555)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                 (13,502,409)     12,971,498      16,891,113       1,678,478      19,091,328       1,656,534
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                        25,529,754      22,754,875      16,537,465      13,116,889      30,269,212       1,490,155
  Net assets at the beginning of
    year                               173,054,725      47,979,312      13,221,134      20,455,674      31,405,038      12,361,898
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $ 198,584,479      70,734,187      29,758,599      33,572,563      61,674,250      13,852,053
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                       Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                         IVY VIP         IVY VIP       PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER
                                       PATHFINDER      PATHFINDER        MOD AGG           MOD           MOD CON           MOD
                                       AGGRESSIVE        CONSERV         MVF (c)          AGGR           MVF (c)          CONS
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $     (52,777)       (125,913)             --        (961,696)             --        (214,147)
    Net realized gains (losses) on
      investments                          532,967       2,284,527              --       4,848,475              --       2,820,171
    Net change in unrealized
      appreciation or (depreciation)
      of investments                       375,413        (352,835)             --      11,831,280              --       1,060,221
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                       855,603       1,805,779              --      15,718,059              --       3,666,245
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           1,437,355       9,838,250              --      36,847,963              --      13,627,064
    Contract terminations,
      withdrawal payments and
      charges                           (1,095,971)     (6,541,982)             --      (4,443,731)             --      (4,950,439)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --              --              --              --              --
    Annuity benefit payments                    --          (7,341)             --              --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                     341,384       3,288,927              --      32,404,232              --       8,676,625
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                         1,196,987       5,094,706              --      48,122,291              --      12,342,870
  Net assets at the beginning of
    year                                 8,044,198      30,322,228              --     154,854,114              --      49,730,877
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   9,241,185      35,416,934              --     202,976,405              --      62,073,747
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     612,791       1,648,389          (6,268)      9,756,282          (1,348)      2,630,884
    Net realized gains (losses) on
      investments                          157,819       1,132,005           3,341       1,484,082             871       1,042,092
    Net change in unrealized
      appreciation or (depreciation)
      of investments                     1,853,087       1,792,333         110,856      35,833,747          24,250       7,125,676
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                     2,623,697       4,572,727         107,929      47,074,111          23,773      10,798,652
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           4,204,760       6,837,285       4,612,108      20,300,530       1,583,201      15,028,183
    Contract terminations,
      withdrawal payments and
      charges                             (986,065)     (8,378,368)         (2,028)     (7,683,004)        (37,471)     (3,524,531)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              (1)             --              --              --              --
    Annuity benefit payments                    --          (7,566)             --              --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from contract
          transactions                   3,218,695      (1,548,650)      4,610,080      12,617,526       1,545,730      11,503,652
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                         5,842,392       3,024,077       4,718,009      59,691,637       1,569,503      22,302,304
  Net assets at the beginning of
    year                                 9,241,185      35,416,934              --     202,976,405              --      62,073,747
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  15,083,577      38,441,011       4,718,009     262,668,042       1,569,503      84,376,051
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        IVY VIP
                                       PATHFINDER       IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                          MOD          PATHFINDER     REAL ESTATE      SCIENCE &       SMALL CAP       SMALL CAP
                                        MVF (c)         MODERATE          SEC            TECH            GROWTH          VALUE
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $          --        (613,776)       (114,266)       (683,311)       (763,734)       (531,460)
    Net realized gains (losses) on
      investments                               --       4,672,103        (344,811)      3,284,748       1,150,604       3,843,380
    Net change in unrealized
      appreciation or
      (depreciation) of investments             --       8,273,054       2,374,129       7,164,405       1,776,539       5,727,130
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                              --      12,331,381       1,915,052       9,765,842       2,163,409       9,039,050
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments                  --      34,118,381         905,661       5,333,208       6,402,262       2,435,617
    Contract terminations,
      withdrawal payments and
      charges                                   --      (2,706,572)     (1,781,669)     (4,872,914)     (6,657,277)     (9,065,166)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --          (2,793)            (96)         23,589          15,365
    Annuity benefit payments                    --              --          (3,487)        (28,361)        (89,052)        (58,134)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                            --      31,411,809        (882,288)        431,837        (320,478)     (6,672,318)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                                  --      43,743,190       1,032,764      10,197,679       1,842,931       2,366,732
  Net assets at the beginning of
    year                                        --     142,647,642      12,492,706      37,530,970      54,068,639      55,427,264
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $          --     186,390,832      13,525,470      47,728,649      55,911,570      57,793,996
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     (14,005)      7,367,294         (63,328)       (932,631)       (894,675)       (328,792)
    Net realized gains (losses) on
      investments                            4,063       1,835,931        (150,261)      5,468,783         915,727       5,409,579
    Net change in unrealized
      appreciation or
      (depreciation) of investments        246,329      28,096,042         177,349      22,143,480      23,110,115      12,465,989
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                         236,387      37,299,267         (36,240)     26,679,632      23,131,167      17,546,776
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments          12,541,204      14,848,520       1,285,823      11,937,573       6,928,681       4,498,863
    Contract terminations,
      withdrawal payments and
      charges                                 (323)     (6,520,981)     (1,555,915)     (7,362,698)     (8,139,542)    (10,182,231)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --            (164)            276          14,396          23,017          20,889
    Annuity benefit payments                    --          (1,093)         (3,496)        (36,481)        (95,765)        (68,256)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    12,540,881       8,326,282        (273,312)      4,552,790      (1,283,609)     (5,730,735)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                          12,777,268      45,625,549        (309,552)     31,232,422      21,847,558      11,816,041
  Net assets at the beginning of
    year                                        --     186,390,832      13,525,470      47,728,649      55,911,570      57,793,996
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  12,777,268     232,016,381      13,215,918      78,961,071      77,759,128      69,610,037
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                                                         JANUS
                                                         JANUS           JANUS           JANUS         ASPEN PERK       MFS VIT
                                        IVY VIP          ASPEN           ASPEN           ASPEN           MID CP        INV GROWTH
                                         VALUE        BALANCED SS       FORTY SS      OVERSEAS SS        VAL SS          SER SS
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $     (14,955)        171,744        (216,161)       (493,709)        (53,365)       (375,977)
    Net realized gains (losses) on
      investments                        4,801,442         922,680         689,870       3,441,590         671,165       1,591,853
    Net change in unrealized
      appreciation or
      (depreciation) of investments      6,422,336         521,726       5,110,259       4,953,818         265,635       3,016,137
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                      11,208,823       1,616,150       5,583,968       7,901,699         883,435       4,232,013
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           3,049,143       2,281,095       3,155,723       7,902,752       3,947,627       5,732,952
    Contract terminations,
      withdrawal payments and
      charges                          (10,172,029)     (2,235,744)     (6,488,023)    (10,266,955)       (368,337)     (1,324,001)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period           17,572               2           2,256           3,315               9              34
    Annuity benefit payments               (77,668)         (1,832)        (26,528)        (40,677)           (714)         (6,408)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (7,182,982)         43,521      (3,356,572)     (2,401,565)      3,578,585       4,402,577
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           4,025,841       1,659,671       2,227,396       5,500,134       4,462,020       8,634,590
  Net assets at the beginning of
    year                                66,603,573      13,581,346      25,774,793      62,638,589       8,258,913      26,655,862
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  70,629,414      15,241,017      28,002,189      68,138,723      12,720,933      35,290,452
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $    (484,291)         (6,289)       (244,004)      1,164,856         (46,284)       (435,114)
    Net realized gains (losses) on
      investments                        2,711,451       1,364,520         853,119      (5,798,271)        478,525       2,149,126
    Net change in unrealized
      appreciation or
      (depreciation) of investments     21,741,888       1,431,280       7,724,267      12,899,331       3,231,254       8,851,714
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                      23,969,048       2,789,511       8,333,382       8,265,916       3,663,495      10,565,726
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments          17,019,291       2,695,932       5,968,166       3,501,398       7,390,659       5,371,735
    Contract terminations,
      withdrawal payments and
      charges                          (11,210,666)     (2,601,643)     (4,452,640)    (11,065,362)       (473,608)     (4,068,653)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period           23,441              --           2,607           1,937              16              40
    Annuity benefit payments               (94,621)         (1,974)        (23,975)        (39,787)           (790)         (3,813)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     5,737,445          92,315       1,494,158      (7,601,814)      6,916,277       1,299,309
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                          29,706,493       2,881,826       9,827,540         664,102      10,579,772      11,865,035
  Net assets at the beginning of
    year                                70,629,414      15,241,017      28,002,189      68,138,723      12,720,933      35,290,452
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $ 100,335,907      18,122,843      37,829,729      68,802,825      23,300,705      47,155,487
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        MFS VIT         MFS VIT                       MORGSTANLEY      NEUBERGER-     OPPENHEIMER
                                        MID CAP           NEW           MFS VIT         UIF EMG          BERMAN           CAP
                                         GROWTH        DISCOVERY         VALUE           MK EQ         SOC RESP S        APP VA
                                         SER SS          SER SS          SER SS           CL 2             CL              SS
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $     (11,342)       (119,939)         (7,302)       (114,020)         (7,790)        (27,342)
    Net realized gains (losses) on
      investments                           49,137         615,394         218,919         166,559          24,260          (7,345)
    Net change in unrealized
      appreciation or
      (depreciation) of investments          68,289         931,265       8,475,712       1,267,197          27,918         325,922
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                         106,084       1,426,720       8,687,329       1,319,736          44,388         291,235
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             231,832         821,497       6,408,627       2,579,185          88,563         660,542
    Contract terminations,
      withdrawal payments and
      charges                             (174,306)     (1,448,710)     (3,972,339)       (334,553)        (71,899)       (538,098)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --             163             244              66              --              --
    Annuity benefit payments                    --         (24,431)        (20,549)           (997)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                        57,526        (651,481)      2,415,983       2,243,701          16,664         122,444
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                             163,610         775,239      11,103,312       3,563,437          61,052         413,679
  Net assets at the beginning of
    year                                   687,831       7,667,971      60,200,935       6,174,717         501,637       2,300,026
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $     851,441       8,443,210      71,304,247       9,738,154         562,689       2,713,705
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     (13,775)       (159,033)       (372,683)        (48,333)        (10,540)        (20,725)
    Net realized gains (losses) on
      investments                           91,318         769,454       1,806,221         103,974         185,684         164,819
    Net change in unrealized
      appreciation or
      (depreciation) of investments        202,293       2,819,825      22,513,603        (290,540)        135,867         578,375
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                         279,836       3,430,246      23,947,141        (234,899)        311,011         722,469
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             113,815       1,886,258       5,305,655       9,189,508       1,046,700         325,637
    Contract terminations,
      withdrawal payments and
      charges                             (203,239)     (2,075,753)     (9,400,092)       (189,303)       (514,170)       (489,704)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               --             231             332          (1,606)             --              --
    Annuity benefit payments                    --         (29,497)        (17,328)         (1,785)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                       (89,424)       (218,761)     (4,111,433)      8,996,814         532,530        (164,067)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                             190,412       3,211,485      19,835,708       8,761,915         843,541         558,402
  Net assets at the beginning of
    year                                   851,441       8,443,210      71,304,247       9,738,154         562,689       2,713,705
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   1,041,853      11,654,695      91,139,955      18,500,069       1,406,230       3,272,107
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                      OPPENHEIMER     OPPENHEIMER     OPPENHEIMER        PIMCO           PIMCO           PIMCO
                                        GBL STR          INTL            MS SM          VIT GLB         VIT LOW        VIT TOTAL
                                        INC VA          GROW VA         CAP VA          DIV ALL      DUR PORT ADV     RETURN ADV
                                          SS              SS              SS          ADV CL (a)          CL              CL
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $   2,693,003         (17,982)         (9,638)             --          87,503         577,148
    Net realized gains (losses) on
      investments                          827,234         (95,553)         20,410              --          32,619       1,416,996
    Net change in unrealized
      appreciation or
      (depreciation) of investments     (1,299,042)        999,859          94,284              --       1,012,822       2,037,898
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                       2,221,195         886,324         105,056              --       1,132,944       4,032,042
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           1,075,993       1,539,508         346,311              --      15,610,921      34,745,144
    Contract terminations,
      withdrawal payments and
      charges                           (4,805,128)       (995,561)        (47,647)             --      (1,144,202)       (534,762)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period              107              42              --              --              (1)             (1)
    Annuity benefit payments               (15,257)         (1,593)             --              --          (7,035)         (7,256)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (3,744,285)        542,396         298,664              --      14,459,683      34,203,125
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                          (1,523,090)      1,428,720         403,720              --      15,592,627      38,235,167
  Net assets at the beginning of
    year                                18,403,997       4,344,425         563,809              --      22,175,603      39,293,611
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  16,880,907       5,773,145         967,529              --      37,768,230      77,528,778
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $     505,099         (80,269)        (13,615)        307,309         (80,697)        794,800
    Net realized gains (losses) on
      investments                           12,479          51,296         198,539         316,544          78,520       1,287,844
    Net change in unrealized
      appreciation or
      (depreciation) of investments       (788,699)      3,237,372         262,556        (120,716)       (701,788)     (5,879,557)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                        (271,121)      3,208,399         447,480         503,137        (703,965)     (3,796,913)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             881,678      19,107,299         884,272      11,231,533      24,563,762      76,619,002
    Contract terminations,
      withdrawal payments and
      charges                           (2,228,458)       (407,920)       (448,063)       (450,055)     (3,175,611)     (3,590,543)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period              121              57              --              --              89              88
    Annuity benefit payments               (14,357)         (1,838)             --              --          (7,368)         (7,629)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (1,361,016)     18,697,598         436,209      10,781,478      21,380,872      73,020,918
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                          (1,632,137)     21,905,997         883,689      11,284,615      20,676,907      69,224,005
  Net assets at the beginning of
    year                                16,880,907       5,773,145         967,529              --      37,768,230      77,528,778
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  15,248,770      27,679,142       1,851,218      11,284,615      58,445,137     146,752,783
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        PUTNAM          PUTNAM          PUTNAM          PUTNAM          PUTNAM            SFT
                                       VT EQUITY       VT GROWTH       VT INTER        VT MULTI-          VT           ADVANTUS
                                        INCOME          AND INC          EQ CL        CAP GRO CL        VOYAGER          BOND
                                         CL IB           CL IB            IB              IB             CL IB           CL 2
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $      18,796           2,266          34,351          (6,415)        (43,814)     (2,564,368)
    Net realized gains (losses) on
      investments                         (177,631)        (34,077)       (728,925)         50,531          89,045       6,852,042
    Net change in unrealized
      appreciation or
      (depreciation) of investments        589,094         210,261       1,556,478          26,150         420,249       6,557,091
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                         430,259         178,450         861,904          70,266         465,480      10,844,765
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments             757,101         182,469         265,112         138,722         509,773      12,423,660
    Contract terminations,
      withdrawal payments and
      charges                             (486,903)       (162,432)       (878,717)       (197,357)       (744,734)    (22,870,380)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               26            (287)            100              --              --           5,361
    Annuity benefit payments                (1,483)         (2,452)         (4,893)             --              --        (234,478)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                       268,741          17,298        (618,398)        (58,635)       (234,961)    (10,675,837)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                             699,000         195,748         243,506          11,631         230,519         168,928
  Net assets at the beginning of
    year                                 2,258,298       1,043,398       4,483,286         510,718       3,637,630     185,651,283
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   2,957,298       1,239,146       4,726,792         522,349       3,868,149     185,820,211
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $       9,248          (8,157)            385          (6,395)        (22,271)     (2,555,901)
    Net realized gains (losses) on
      investments                          147,924          50,604        (486,602)         27,128         190,893       4,682,882
    Net change in unrealized
      appreciation or
      (depreciation) of investments        864,442         574,975       1,600,608         169,209       1,223,558      (5,911,480)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                       1,021,614         617,422       1,114,391         189,942       1,392,180      (3,784,499)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           1,939,783       2,063,071         189,168         137,156       1,321,306      20,721,935
    Contract terminations,
      withdrawal payments and
      charges                             (708,548)       (216,729)     (1,094,664)        (80,510)     (2,046,236)    (14,124,431)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period               38              60             136              --              --         (33,507)
    Annuity benefit payments                (2,239)         (2,922)         (5,630)             --              --        (204,788)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     1,229,034       1,843,480        (910,989)         56,646        (724,930)      6,359,209
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           2,250,648       2,460,902         203,402         246,588         667,250       2,574,710
  Net assets at the beginning of
    year                                 2,957,298       1,239,146       4,726,792         522,349       3,868,149     185,820,211
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   5,207,946       3,700,048       4,930,194         768,937       4,535,399     188,394,921
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                          SFT             SFT             SFT             SFT             SFT             SFT
                                       ADVANTUS        ADVANTUS        ADVANTUS        ADVANTUS        ADVANTUS        ADVANTUS
                                     INDEX 400 MC      INDEX 500       INTL BOND        MANAGED          MONEY         MORTGAGE
                                         CL 2            CL 2            CL 2           VOL (a)         MARKET           CL 2
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $    (859,787)     (1,312,874)     (1,117,785)             --        (632,052)       (791,314)
    Net realized gains (losses) on
      investments                        2,811,204       5,745,926       2,830,908              --              --       2,268,135
    Net change in unrealized
      appreciation or
      (depreciation) of investments      7,708,340      12,494,296       9,642,071              --           1,666        (241,087)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                       9,659,757      16,927,348      11,355,194              --        (630,386)      1,235,734
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           4,143,142       5,919,418       7,186,294              --      16,043,366       3,433,459
    Contract terminations,
      withdrawal payments and
      charges                           (7,907,691)    (11,233,255)     (6,094,749)             --     (24,214,670)     (9,749,927)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period            3,443         134,734           5,848              --          20,338          (5,822)
    Annuity benefit payments               (51,391)     (4,528,199)        (45,394)             --         (67,104)       (150,263)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (3,812,497)     (9,707,302)      1,051,999              --      (8,218,070)     (6,472,553)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           5,847,260       7,220,046      12,407,193              --      (8,848,456)     (5,236,819)
  Net assets at the beginning of
    year                                62,696,742     121,561,386      77,525,751              --      53,238,712      61,244,089
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  68,544,002     128,781,432      89,932,944              --      44,390,256      56,007,270
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013
  Operations:
    Investment income (loss) - net   $    (961,608)     (1,542,368)     (1,256,576)       (291,773)       (552,994)       (768,868)
    Net realized gains (losses) on
      investments                        5,424,630       7,580,506       3,495,981           5,599              --       1,370,280
    Net change in unrealized
      appreciation or
      (depreciation) of investments     15,827,706      33,214,948      (3,566,135)      3,109,890              --      (2,487,553)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                      20,290,728      39,253,086      (1,326,730)      2,823,716        (552,994)     (1,886,141)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           3,539,610      18,103,330      13,877,074      50,223,607      19,674,262      10,788,178
    Contract terminations,
      withdrawal payments and
      charges                          (12,361,314)    (12,324,090)     (7,648,072)       (116,746)    (24,038,847)     (5,673,846)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period            3,678         178,807           6,258              --          21,266         (41,021)
    Annuity benefit payments               (57,306)     (4,968,296)        (40,406)             --         (61,409)       (134,388)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (8,875,332)        989,751       6,194,854      50,106,861      (4,404,728)      4,938,923
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                          11,415,396      40,242,837       4,868,124      52,930,577      (4,957,722)      3,052,782
  Net assets at the beginning of
    year                                68,544,002     128,781,432      89,932,944              --      44,390,256      56,007,270
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  79,959,398     169,024,269      94,801,068      52,930,577      39,432,534      59,060,052
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT
                      Statements of Changes in Net Assets
                Years or period ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                          SFT            TOPS            TOPS            TOPS            TOPS
                                       ADVANTUS        MGD RISK        MGD RISK        MGD RISK        MGD RISK
                                      REAL ESTATE       BAL ETF        FLEX ETF       GROWTH ETF        MOD GRO
                                         CL 2          CL 2 (d)        CL 2 (c)        CL 2 (d)      ETF CL 2 (d)        TOTAL
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year or period ended December 31,
  2012:
  Operations:
    Investment income (loss) - net   $    (770,814)        (24,785)             --         (31,441)        (17,052)     (7,072,251)
    Net realized gains (losses) on
      investments                        1,691,383          10,328              --          60,282          13,926     102,293,104
    Net change in unrealized
      appreciation or
      (depreciation) of investments      7,439,464         221,129              --         282,679         170,394     238,373,606
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                       8,360,033         206,672              --         311,520         167,268     333,594,459
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments           5,147,274       7,266,655              --      11,905,631       6,053,434     545,411,838
    Contract terminations,
      withdrawal payments and
      charges                           (7,251,958)       (206,001)             --      (1,646,894)       (260,147)   (340,139,611)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period            5,324              --              --              --              --         402,885
    Annuity benefit payments              (108,722)             --              --              --              --      (7,130,502)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                    (2,208,082)      7,060,654              --      10,258,737       5,793,287     198,544,610
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           6,151,951       7,267,326              --      10,570,257       5,960,555     532,139,069
  Net assets at the beginning of
    year                                52,758,375              --              --              --              --   2,923,158,056
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  58,910,326       7,267,326              --      10,570,257       5,960,555   3,455,297,125
                                     =============   =============   =============   =============   =============   =============
Year or period ended December 31,
  2013:
  Operations:
    Investment income (loss) - net   $    (882,914)        (74,064)         (2,561)        (75,093)        (77,314)     11,262,000
    Net realized gains (losses) on
      investments                        1,638,648         143,228              32         193,000          89,262     115,591,314
    Net change in unrealized
      appreciation or
      (depreciation) of investments     (1,096,646)        840,946          37,142       5,623,919       1,677,866     536,318,773
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                        (340,912)        910,110          34,613       5,741,826       1,689,814     663,172,087
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Contract transactions (notes 3
    and 6):
    Contract purchase payments          12,510,957      14,296,409       2,487,465      68,075,179      21,478,835     976,088,557
    Contract terminations,
      withdrawal payments and
      charges                           (5,501,061)     (1,377,747)         (1,124)     (1,305,322)       (810,286)   (398,847,148)
    Actuarial adjustments for
      mortality experience on
      annuities in payment period            5,725              --              --              --              --         431,582
    Annuity benefit payments              (108,682)             --              --              --              --      (7,683,239)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from contract
        transactions                     6,906,939      12,918,662       2,486,341      66,769,857      20,668,549     569,989,752
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                           6,566,027      13,828,772       2,520,954      72,511,683      22,358,363   1,233,161,839
  Net assets at the beginning of
    year                                58,910,326       7,267,326              --      10,570,257       5,960,555   3,455,297,125
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $  65,476,353      21,096,098       2,520,954      83,081,940      28,318,918   4,688,458,964
                                     =============   =============   =============   =============   =============   =============

----------
(a) For the period from May 1, 2013 through December 31, 2013.
(b) For the period from January 1, 2012 to April 30, 2012.
(c) For the period from October 4, 2013 through December 31, 2013.
(d) For the period from May 1, 2012 through December 31, 2012 and the year ended December 31, 2013.

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT

                         Notes to Financial Statements

                           December 31, 2013 and 2012

(1)  ORGANIZATION AND BASIS OF PRESENTATION

     The Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account currently offers seventeen types of contracts consisting of 100 segregated sub-accounts to which contract owners may allocate their purchase payments. The financial statements presented herein include MultiOption Flex, MultiOption Single, and MultiOption Select (each of which has the same mortality and expense charges and unit value); MultiOption Classic and MultiOption Achiever (each of which has the same mortality and expense charges, administrative charges, and unit value); MegAnnuity; MultiOption Advisor B, C, and L Class; Adjustable Income Annuity; MultiOption Legend; MultiOption Extra; MultiOption Guide B and L Series; Waddell & Reed Retirement Builder; and Waddell & Reed Retirement Builder II B and L Series. The Account's mortality and expense risk charge and administrative charge vary based on the contract and optional benefits that are issued. The differentiating features of the contracts are described in notes 2 and 3 below.

     The assets of each segregated sub-account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Contract owners allocate their variable annuity purchase payments to one or more of the 100 segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Underlying Funds):

     - AllianceBernstein VPS Dynamic Asset Allocation Portfolio -- Class B Shares (AllianBern VPS DynAsstAll Cl B)

     - AllianceBernstein VPS International Value Portfolio -- Class B Shares (AllianBern VPS Intl Value Cl B)

     - American Century Investments VP Income & Growth Fund -- Class II Shares (Am Century VP Inc & Gro Cl II)

     - American Century Investments VP II Inflation Protection Fund -- Class II Shares (Am Century VP Infl Pro Cl II)

     - American Century Investments VP Ultra(R) Fund -- Class II Shares (Am Century VP Ultra Cl II)

     - American Century Investments VP Value Fund -- Class II Shares (Am Century VP Value Cl II)

     - American Funds IS Global Bond Fund(SM) -- Class 2 Shares (Amer Funds IS Glbl Bond Cl 2)

     - American Funds IS Global Growth Fund(SM) -- Class 2 Shares (Amer Funds IS Glbl Growth Cl 2)

     - American Funds IS Global Small Capitalization Fund(SM) -- Class 2 Shares (Amer Funds IS Glbl Sm Cp Cl 2)

     - American Funds IS Growth Fund(SM) -- Class 2 Shares (Amer Funds IS Growth Cl 2)

     - American Funds IS Growth-Income Fund(SM) -- Class 2 Shares (Amer Funds IS Growth-Inc Cl 2)

     - American Funds IS International Fund(SM) -- Class 2 Shares (Amer Funds IS Intl Cl 2)

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     - American Funds IS New World Fund(R) -- Class 2 Shares (Amer Funds IS New World Cl 2)

     - American Funds IS U.S. Government/AAA-Rated Securities Fund(SM) -- Class 2 Shares (Amer Funds IS US Govt/AAA Cl 2)

     - Fidelity(R) VIP Fund -- Contrafund(R) Portfolio -- Service Class 2 (Fidelity VIP Contrafund SC 2)

     - Fidelity(R) VIP Fund -- Equity-Income Portfolio -- Service Class 2 (Fidelity VIP Equity-Income SC2)

     - Fidelity(R) VIP Fund -- High Income Portfolio -- Service Class 2 (Fidelity VIP High Income SC2)

     - Fidelity(R) VIP Fund -- Mid Cap Portfolio -- Service Class 2 (Fidelity VIP Mid Cap SC2)

     - Franklin Templeton VIP Trust Templeton Developing Markets Securities Fund -- Class 2 (Franklin VIP Dev Mkts Sec Cl 2)

     - Franklin Templeton VIP Trust Franklin Large Cap Growth Securities Fund -- Class 2 (Franklin VIP Lg Cap Gro Cl 2)

     - Franklin Templeton VIP Trust Mutual Shares Securities Fund -- Class 2 (Franklin VIP Mut Sh Sec Cl 2)

     - Franklin Templeton VIP Trust Franklin Small Cap Value Securities Fund -- Class 2 (Franklin VIP Sm Cap Val Cl 2)

     - Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth Securities Fund -- Class 2 (Franklin VIP Sm-Md Cp Gr Cl 2)

     - Goldman Sachs VI Trust Global Markets Navigator Fund -- Service Shares (Goldman Sachs VI Gbl Mk Nav SS)

     - Goldman Sachs VI Trust High Quality Floating Rate Fund -- Service Shares (Goldman Sachs VI HQ Flt Rt SS)

     - ALPS VIT Ibbotson Aggressive Growth ETF Asset Allocation Portfolio -- Class 2 (Ibbotson Aggressive Grwth ETF2)

     - ALPS VIT Ibbotson Balanced ETF Asset Allocation Portfolio -- Class 2 (Ibbotson Balanced ETF2)

     - ALPS VIT Ibbotson Conservative ETF Asset Allocation Portfolio -- Class 2 (Ibbotson Conservative ETF2)

     - ALPS VIT Ibbotson Growth ETF Asset Allocation Portfolio -- Class 2 (Ibbotson Growth ETF2)

     - ALPS VIT Ibbotson Income and Growth ETF Asset Allocation Portfolio -- Class 2 (Ibbotson Income & Growth ETF2)

     - Invesco V.I. American Franchise Fund -- Series II Shares (Invesco VI Amer Franch Sr II)

     - Invesco V.I. American Value Fund -- Series II Shares (Invesco VI Amer Value Sr II)

     -    Invesco V.I. Comstock Fund -- Series II Shares (Invesco VI Comstock Sr
          II)

     - Invesco V.I. Core Equity Fund -- Series II Shares (Invesco VI Core Equity Sr II)

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     - Invesco V.I. Equity and Income Fund -- Series II Shares (Invesco VI Equity & Inc Sr II)

     - Invesco V.I. Growth and Income Fund -- Series II Shares (Invesco VI Growth & Inc Sr II)

     - Invesco V.I. Small Cap Equity Fund -- Series II Shares (Invesco VI Sm Cap Eqty Sr II)

     -    Ivy Funds VIP -- Asset Strategy (Ivy VIP Asset Strategy)

     -    Ivy Funds VIP -- Balanced (Ivy VIP Balanced)

     -    Ivy Funds VIP -- Bond (Ivy VIP Bond)

     -    Ivy Funds VIP -- Core Equity (Ivy VIP Core Equity)

     -    Ivy Funds VIP -- Dividend Opportunities (Ivy VIP Dividend Opp)

     -    Ivy Funds VIP -- Energy (Ivy VIP Energy)

     -    Ivy Funds VIP -- Global Natural Resources (Ivy VIP Glbl Natural Res)

     -    Ivy Funds VIP -- Global Bond (Ivy VIP Global Bond)

     -    Ivy Funds VIP -- Growth (Ivy VIP Growth)

     -    Ivy Funds VIP -- High Income (Ivy VIP High Income)

     -    Ivy Funds VIP -- International Core Equity (Ivy VIP Intl Core Equity)

     -    Ivy Funds VIP -- International Growth (Ivy VIP Intl Growth)

     -    Ivy Funds VIP -- Limited-Term Bond (Ivy VIP Limited-Term Bond)

     -    Ivy Funds VIP -- Micro Cap Growth (Ivy VIP Micro Cap Growth)

     -    Ivy Funds VIP -- Mid Cap Growth (Ivy VIP Mid Cap Growth)

     -    Ivy Funds VIP -- Money Market (Ivy VIP Money Market)

     -    Ivy Funds VIP -- Pathfinder Aggressive (Ivy VIP Pathfinder Aggressive)

     -    Ivy Funds VIP -- Pathfinder Conservative (Ivy VIP Pathfinder Conserv)

     - Ivy Funds VIP -- Pathfinder Moderately Aggressive (Ivy VIP Pathfinder Mod Aggr)

     - Ivy Funds VIP -- Pathfinder Moderately Conservative (Ivy VIP Pathfinder Mod Cons)

     -    Ivy Funds VIP -- Pathfinder Moderate (Ivy VIP Pathfinder Moderate)

     - Ivy Funds VIP -- Pathfinder Moderately Aggressive -- Managed Volatility (Ivy VIP Pathfinder Mod Agg MVF)

     - Ivy Funds VIP -- Pathfinder Moderately Conservative -- Managed Volatility (Ivy VIP Pathfinder Mod Con MVF)

     - Ivy Funds VIP -- Pathfinder Moderate -- Managed Volatility (Ivy VIP Pathfinder Mod MVF)

     -    Ivy Funds VIP -- Real Estate Securities (Ivy VIP Real Estate Sec)

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     -    Ivy Funds VIP -- Science and Technology (Ivy VIP Science & Tech)

     -    Ivy Funds VIP -- Small Cap Growth (Ivy VIP Small Cap Growth)

     -    Ivy Funds VIP -- Small Cap Value (Ivy VIP Small Cap Value)

     -    Ivy Funds VIP -- Value (Ivy VIP Value)

     - Janus Aspen Series -- Balanced Portfolio -- Service Shares (Janus Aspen Balanced SS)

     - Janus Aspen Series -- Forty Portfolio -- Service Shares (Janus Aspen Forty SS)

     - Janus Aspen Series -- Overseas Portfolio -- Service Shares (Janus Aspen Overseas SS)

     - Janus Aspen Series -- Perkins Mid Cap Value Portfolio -- Service Shares (Janus Aspen Perk Mid Cp Val SS)

     - MFS VIT -- Investors Growth Stock Series -- Service Shares (MFS VIT Inv Growth Ser SS)

     - MFS VIT -- Mid Cap Growth Series -- Service Shares (MFS VIT Mid Cap Growth Ser SS)

     - MFS VIT -- New Discovery Series -- Service Shares (MFS VIT New Discovery Ser SS)

     -    MFS VIT -- Value Series -- Service Shares (MFS VIT Value Ser SS)

     - The Universal Institutional Funds, Inc. Morgan Stanley UIF Emerging Markets Equity Portfolio -- Class II Shares (MorgStanley UIF Emg Mk Eq Cl 2)

     - Neuberger Berman Advisers Management Trust Socially Responsive -- S Class Shares (NeubergerBerman Soc Resp S Cl)

     - Oppenheimer Variable Account Funds -- Capital Appreciation Fund/VA -- Service Shares (Oppenheimer Cap App VA SS)

     - Oppenheimer Variable Account Funds -- Global Strategic Income Fund/VA -- Service Shares (Oppenheimer Gbl Str Inc VA SS)

     - Oppenheimer Variable Account Funds -- International Growth Fund/VA -- Service Shares (Oppenheimer Int'l Grow VA SS)

     - Oppenheimer Variable Account Funds -- Main Street Small Cap Fund(R)/VA -- Service Shares (Oppenheimer MS Sm Cap VA SS)

     - PIMCO Funds VIT -- PIMCO Global Diversified Allocation Portfolio Advisor Class Shares (PIMCO VIT Glb Div All Adv Cl)

     - PIMCO Funds VIT -- PIMCO Low Duration Portfolio Advisor Class Shares (PIMCO VIT Low Dur Port Adv Cl)

     - PIMCO Funds VIT -- PIMCO Total Return Portfolio Advisor Class Shares (PIMCO VIT Total Return Adv Cl)

     - Putnam VT Equity Income Fund -- Class IB Shares (Putnam VT Equity Income Cl IB)

     - Putnam VT Growth and Income Fund -- Class IB Shares (Putnam VT Growth and Inc Cl IB)

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     - Putnam VT International Equity Fund -- Class IB Shares (Putnam VT Inter Eq Cl IB)

     - Putnam VT Multi-Cap Growth Fund -- Class IB Shares (Putnam VT Multi-Cap Gro Cl IB)

     -    Putnam VT Voyager Fund -- Class IB Shares (Putnam VT Voyager Cl IB)

     - Securian Funds Trust -- Advantus Bond Fund -- Class 2 Shares (SFT Advantus Bond Cl 2)

     - Securian Funds Trust -- Advantus Index 400 Mid-Cap Fund -- Class 2 Shares (SFT Advantus Index 400 MC Cl 2)

     - Securian Funds Trust -- Advantus Index 500 Fund -- Class 2 Shares (SFT Advantus Index 500 Cl 2)

     - Securian Funds Trust -- Advantus International Bond Fund -- Class 2 Shares (SFT Advantus Intl Bond Cl 2)

     - Securian Funds Trust -- Advantus Managed Volatility Fund (SFT Advantus Managed Vol)

     - Securian Funds Trust -- Advantus Money Market Fund (SFT Advantus Money Market)

     - Securian Funds Trust -- Advantus Mortgage Securities Fund -- Class 2 Shares (SFT Advantus Mortgage Cl 2)

     - Securian Funds Trust -- Advantus Real Estate Securities Fund -- Class 2 Shares (SFT Advantus Real Estate Cl 2)

     - Northern Lights VT TOPS(R) Managed Risk Balanced ETF Portfolio -- Class 2 Shares (TOPS Mgd Risk Bal ETF Cl 2)

     - Northern Lights VT TOPS(R) Managed Risk Flex ETF Portfolio -- Class 2 Shares (TOPS Mgd Risk Flex ETF Cl 2)

     - Northern Lights VT TOPS(R) Managed Risk Growth ETF Portfolio -- Class 2 Shares (TOPS Mgd Risk Growth ETF Cl 2)

     - Northern Lights VT TOPS(R) Managed Risk Moderate Growth ETF Portfolio -- Class 2 Shares (TOPS Mgd Risk Mod Gro ETF Cl 2)

     The Securian Funds Trust was organized by Minnesota Life as the investment vehicle for its variable annuity contracts and variable life policies. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Fund, which is nondiversified), open-end management investment company.

     Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Securian Funds Trust. Both Securian and Advantus are affiliate companies of Minnesota Life.

     The following sub-accounts merged during 2012:

              CLOSED PORTFOLIO                     RECEIVING PORTFOLIO
     ---------------------------------   --------------------------------------
     Invesco V.I. Capital Appreciation   Invesco Van Kampen V.I. Capital Growth

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     No accounts were merged in 2013.

     The following sub-accounts had name changes during 2013 and 2012:

           FORMER NAME                            CURRENT NAME                 EFFECTIVE DATE
----------------------------------  -----------------------------------------  --------------
Goldman Sachs VIT Government        Goldman Sachs VI Trust High Quality        April 30, 2013
    Income Fund                         Floating
                                    Rate Fund -- Service Shares

Ibbotson Aggressive Growth ETF,     ALPS VIT Ibbotson Aggressive Growth        April 30, 2013
    Class 2                             ETF Asset Allocation Portfolio --
                                        Class 2
Ibbotson Balanced ETF, Class 2      ALPS VIT Ibbotson Balanced ETF             April 30, 2013
                                        Asset Allocation Portfolio -- Class 2
Ibbotson Conservative ETF, Class 2  ALPS VIT Ibbotson Conservative ETF         April 30, 2013
                                        Asset Allocation Portfolio -- Class 2
Ibbotson Growth ETF, Class 2        ALPS VIT Ibbotson Growth ETF Asset         April 30, 2013
                                        Allocation Portfolio -- Class 2
Ibbotson Income & Growth ETF,       ALPS VIT Ibbotson Income and Growth        April 30, 2013
    Class 2                             ETF Asset Allocation Portfolio --
                                        Class 2
Invesco Van Kampen Growth &         Invesco V.I. Growth and Income Fund --     April 29, 2013
    Income                              Series II Shares
Invesco Van Kampen VI American      Invesco V.I. American Franchise Fund --    April 29, 2013
    Franchise                           Series II Shares
Invesco Van Kampen VI American      Invesco V.I. American Value Fund --        April 29, 2013
    Value                               Series II Shares
Invesco Van Kampen VI Comstock      Invesco V.I. Comstock Fund -- Series II    April 29, 2013
                                        Shares
Invesco Van Kampen VI Equity and    Invesco V.I. Equity and Income Fund --     April 29, 2013
    Income                              Series II Shares
Oppenheimer Main Street Small -- &   Oppenheimer Variable Account Funds --     April 30, 2013
    Mid-Cap(R)/VA                       Main Street Small Cap Fund(R)/VA --
                                        Service Shares
TOPS Protected Balanced ETF         Northern Lights VT TOPS(R) Managed           May 1, 2013
    Portfolio                           Risk Balanced ETF Portfolio --
                                        Class 2 Shares
TOPS Protected Growth ETF           Northern Lights VT TOPS(R) Managed           May 1, 2013
    Portfolio                           Risk Growth ETF Portfolio --
                                        Class 2 Shares
TOPS Protected Moderate Growth      Northern Lights VT TOPS(R) Managed           May 1, 2013
    ETF Portfolio                       Risk Moderate Growth ETF
                                        Portfolio -- Class 2 Shares

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     The following sub-accounts were added to the Account in 2013 and 2012:

                                   FUND                                     EFFECTIVE DATE
-------------------------------------------------------------------------  ----------------
TOPS Protected Balanced ETF                                                  May 1, 2012
TOPS Protected Growth ETF                                                    May 1, 2012
TOPS Protected Moderate Growth ETF                                           May 1, 2012
AllianceBernstein VPS Dynamic Asset Allocation Portfolio --                  May 1, 2013
    Class B Shares
Goldman Sachs VI Trust Global Markets Navigator Fund --                      May 1, 2013
    Service Shares
PIMCO Funds VIT -- PIMCO Global Diversified Allocation Portfolio             May 1, 2013
    Advisor Class Shares
Securian Funds Trust -- Advantus Managed Volatility Fund                     May 1, 2013

Ivy Funds VIP -- Pathfinder Moderate -- Managed Volatility                 October 4, 2013

Ivy Funds VIP -- Pathfinder Moderately Aggressive -- Managed Volatility    October 4, 2013

Ivy Funds VIP -- Pathfinder Moderately Conservative -- Managed Volatility  October 4, 2013

Northern Lights VT TOPS(R) Managed Risk Flex ETF Portfolio --              October 4, 2013
    Class 2 Shares

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Underlying Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, FINANCIAL SERVICES -- INVESTMENT COMPANIES. The significant accounting policies followed consistently by the Underlying Funds are as follows:

     (A)  USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     (B)  INVESTMENTS IN UNDERLYING FUNDS

          Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by the Underlying Funds. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in, first out (FIFO) basis.

          Net realized gains (losses) on investments include realized gain distributions received from the respective funds and gains (losses) on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds.

          All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The nonaffiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

     (C)  FEDERAL INCOME TAXES

          The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawals are payable on investment.

     (D)  CONTRACTS IN ANNUITY PAYMENT PERIOD

          Annuity reserves are computed for currently payable contracts according to the mortality and assumed interest rate assumptions used to purchase the annuity income. If additional annuity reserves are required to support the liability, Minnesota Life reimburses the Account. If the reserves held are less than required, transfers may be made to Minnesota Life.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     (A)  MULTIOPTION FLEX/SINGLE/SELECT

          The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation. A contingent deferred sales charge may be imposed on a Multi-Option Flex or Single Annuity contract owner during the first ten years if a contract's accumulation value is withdrawn or surrendered. A seven year, per deposit, contingent deferred sales charge may be imposed on MultiOption Select contract owners if a contract's accumulation value is withdrawn or surrendered. For the years ended December 31, 2013 and 2012, contingent deferred sales charges totaled $7,695 and $15,511, respectively.

     (B)  MULTIOPTION CLASSIC/ACHIEVER

          The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40% of the average daily net assets of the Account.

          A contingent deferred sales charge paid may be imposed on a MultiOption Classic contract owner during the first ten years if a contract's accumulation value is reduced by a withdrawal or surrender. A seven year, per deposit, contingent deferred sales charge may be imposed on a MultiOption Achiever contract owner if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2013 and 2012, contingent deferred sales charges totaled $17,825 and $68,989, respectively.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          Where allowed by law, we reserve the right to credit certain additional amounts, the "Wealthbuilder Credit", to certain MultiOption Achiever contracts in circumstances where large purchase payments are made to those contracts. Those amounts are obtained from the Minnesota Life General Account. Minnesota Life reserves the right to modify, suspend or terminate the Wealthbuilder Credit program at any time without notice.

     (C)  MULTIOPTION ADVISOR SERIES

          There are three classes of contracts offered under this registration statement -- B Class, C Class, and L Class. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.05%, 1.40%, and 1.35%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          A contingent deferred sales charge may be imposed on a MultiOption Advisor B Class contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a MultiOption Advisor L Class contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

          There is no contingent deferred sales charge applied to withdrawals or surrenders from a MultiOption C Class contract. For the years ended December 31, 2013 and 2012, contingent deferred sales charges for all MultiOption Advisor classes totaled $935,489 and $1,117,830, respectively.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (D)  MEGANNUITY

          The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.35% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

     (E)  ADJUSTABLE INCOME ANNUITY

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.80% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15% of the average net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40% of the average daily net assets of the Account.

          Contract purchase payments for Adjustable Income Annuity are reflected net of the following charges paid Minnesota Life:

          A sales charge up to 4.50%, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. No sales charges were deducted from contract purchase payments for the years ended December 31, 2013 and 2012.

          A risk charge in the amount of 2.00% is deducted from each contract purchase payment. Under certain conditions, the risk charge may be as high as 2.00%. No risk charges were deducted from contract purchase payments for the years ended December 31, 2013 and 2012.

          A premium tax charge of up to 3.50% is deducted from each contract purchase payment. No premium tax charges were deducted from contract purchase payments for the years ended December 31, 2013 and 2012.

     (F)  WADDELL & REED ADVISORS RETIREMENT BUILDER

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.10% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2013 and 2012, contingent deferred sales charges totaled $736,101 and $811,212, respectively.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (G)  MULTIOPTION LEGEND

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.50% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          A contingent deferred sales charge may be imposed on a MultiOption Legend contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2013 and 2012, contingent deferred sales charges totaled $37,723 and $45,846, respectively.

          In addition to the base contract, optional death and living benefit riders are available. Some of these benefits have separate account charges that are computed daily and are equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (H)  MULTIOPTION EXTRA

          The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.70% of the average daily net assets of the Account during the first nine contract years and 1.10% of the average daily net assets of the Account in contract years ten and later. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          A contingent deferred sales charge may be imposed on a MultiOption Extra contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2013 and 2012, contingent deferred sales charges totaled $358,981 and $421,717, respectively.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (I)  MULTIOPTION GUIDE SERIES

          These products were introduced in November 2012.

          There are two classes of contracts offered under this series -- B Series, and L Series. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.20%, and 1.55%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          A contingent deferred sales charge may be imposed on a MultiOption Guide B Series contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a MultiOption Guide L Series contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

          For the year ended December 31, 2013 contingent deferred sales charges totaled $18,007. No contingent deferred sales charges were collected for the year ended December 31, 2012.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. One of the benefits has a separate account charges that is computed daily which is equal, on an annual basis, to 0.25% of the average daily net assets of the Account. This is charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (J)  WADDELL & REED ADVISORS RETIREMENT BUILDER II

          These products were introduced in September 2013.

          There are two classes of contracts offered under this series -- B Series, and L Series. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.15%, and 1.55%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2013 and 2012.

          A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder II -- B Series contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder II -- L Series contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

          No contingent deferred sales charges were collected for the year ended December 31, 2013.

          In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. One of the benefits has a separate account charge that is computed daily which is equal, on an annual basis, to 0.25% of the average daily net assets of the Account. This is charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

     (K)  OTHER

          To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the funds. Under the plan, the Securian Funds Trust pays distribution fees up to 0.25% of average daily net assets to Securian. Each fund pays an annual fee ranging from 0.02% to 0.10% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life. To the extent the Account invests in nonaffiliated funds, the Account will also indirectly incur fees.

(4)  FAIR VALUE MEASUREMENTS

     In accordance with FASB ASC Topic 820, FAIR VALUE MEASUREMENT (FASB ASC
     820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

     The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2013 and 2012. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account primarily uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety.

     The levels of fair value hierarchy are as follows:

     Level 1 -- Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

     Level 2 -- Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

     Level 3 -- Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

     The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     As of December 31, 2013, all of the Account's investments are in mutual funds and are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of the FASB ASC 820 differs from the characterization of an investment in the fund.

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

(5)  INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments during the year or period ended December 31, 2013 were as follows:

                                            PURCHASES         SALES
                                          -------------   -------------
     AllianBern VPS DynAsstAll Cl B (a)   $  15,219,416         257,977
     AllianBern VPS Intl Value Cl B             190,946         239,426
     Am Century VP Inc & Gro Cl II              519,348         813,426
     Am Century VP Infl Pro Cl II            28,748,792       1,999,475
     Am Century VP Ultra Cl II                  578,501       7,334,691
     Am Century VP Value Cl II                4,425,775       7,447,686
     Amer Funds IS Glbl Bond Cl 2             1,442,383         862,368
     Amer Funds IS Glbl Growth Cl 2           4,067,640         770,815
     Amer Funds IS Glbl Sm Cp Cl 2            2,319,646         431,218
     Amer Funds IS Growth Cl 2               10,501,148         791,994
     Amer Funds IS Growth-Inc Cl 2            4,521,103         518,398
     Amer Funds IS Intl Cl 2                  8,166,494       1,204,756
     Amer Funds IS New World Cl 2             3,351,958         781,691
     Amer Funds IS US Govt/AAA Cl 2           3,612,835       1,056,249
     Fidelity VIP Contrafund SC 2            11,984,804       6,199,978
     Fidelity VIP Equity-Income SC2          11,546,736      12,152,630
     Fidelity VIP High Income SC2             9,021,183       5,413,506
     Fidelity VIP Mid Cap SC2                 7,725,455       5,821,402
     Franklin VIP Dev Mkts Sec Cl 2           4,914,310       5,071,946
     Franklin VIP Lg Cap Gro Cl 2               213,343         492,444
     Franklin VIP Mut Sh Sec Cl 2               408,962       2,212,317
     Franklin VIP Sm Cap Val Cl 2             5,835,473       1,108,797
     Franklin VIP Sm-Md Cp Gr Cl 2            2,679,504       2,492,970
     Goldman Sachs VI Gbl Mk Nav SS (a)      21,512,387         278,826
     Goldman Sachs VI HQ Flt Rt SS           17,362,017       1,111,896
     Ibbotson Aggressive Grwth ETF2           1,876,819         563,885
     Ibbotson Balanced ETF2                  13,605,506       6,518,158
     Ibbotson Conservative ETF2               3,928,339       5,391,358
     Ibbotson Growth ETF2                     1,321,833       3,267,490
     Ibbotson Income & Growth ETF2            8,128,870       6,925,406
     Invesco VI Amer Franch Sr II               218,420       1,293,230
     Invesco VI Amer Value Sr II              3,093,618         442,400
     Invesco VI Comstock Sr II               12,001,318         541,969
     Invesco VI Core Equity Sr II               763,689       1,264,042
     Invesco VI Equity & Inc Sr II            1,196,038         831,602
     Invesco VI Growth & Inc Sr II              839,273         664,081
     Invesco VI Sm Cap Eqty Sr II             4,896,900         820,078
     Ivy VIP Asset Strategy                  25,291,141      19,076,488
     Ivy VIP Balanced                        23,788,886      13,122,965

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                            PURCHASES         SALES
                                          -------------   -------------
     Ivy VIP Bond                         $  38,181,183       2,775,574
     Ivy VIP Core Equity                     35,998,677       4,018,396
     Ivy VIP Dividend Opp                     3,452,773       2,222,044
     Ivy VIP Energy                             746,382         852,198
     Ivy VIP Glbl Natural Res                 3,089,970       5,268,737
     Ivy VIP Global Bond                      3,275,482       1,369,719
     Ivy VIP Growth                          24,213,846      26,820,904
     Ivy VIP High Income                     12,798,300       4,890,899
     Ivy VIP Intl Core Equity                10,035,480      22,954,478
     Ivy VIP Intl Growth                     16,570,771       2,888,447
     Ivy VIP Limited-Term Bond               17,850,558       1,204,575
     Ivy VIP Micro Cap Growth                 7,441,040       5,076,534
     Ivy VIP Mid Cap Growth                  21,505,767       1,681,688
     Ivy VIP Money Market                     4,760,215       3,270,171
     Ivy VIP Pathfinder Aggressive            4,897,988       1,066,617
     Ivy VIP Pathfinder Conserv               8,893,741       8,794,078
     Ivy VIP Pathfinder Mod Agg MVF (b)       4,610,423           3,358
     Ivy VIP Pathfinder Mod Aggr             31,491,245       9,117,897
     Ivy VIP Pathfinder Mod Con MVF (b)       1,583,442          38,244
     Ivy VIP Pathfinder Mod Cons             18,134,256       3,999,861
     Ivy VIP Pathfinder Mod MVF (b)          12,533,220           2,305
     Ivy VIP Pathfinder Moderate             23,888,813       8,195,755
     Ivy VIP Real Estate Sec                  1,343,154       1,680,045
     Ivy VIP Science & Tech                  14,972,681       7,850,199
     Ivy VIP Small Cap Growth                 6,580,028       8,758,665
     Ivy VIP Small Cap Value                  8,801,631      10,841,330
     Ivy VIP Value                           19,332,260      12,056,127
     Janus Aspen Balanced SS                  3,774,228       2,756,242
     Janus Aspen Forty SS                     5,925,038       4,675,028
     Janus Aspen Overseas SS                  5,337,446      11,775,028
     Janus Aspen Perk Mid Cp Val SS           7,723,123         516,024
     MFS VIT Inv Growth Ser SS                6,679,246       4,423,172
     MFS VIT Mid Cap Growth Ser SS              115,403         214,966
     MFS VIT New Discovery Ser SS             1,929,538       2,217,207
     MFS VIT Value Ser SS                     5,976,011      10,202,752
     MorgStanley UIF Emg Mk Eq Cl 2           9,154,798         206,371
     NeubergerBerman Soc Resp S Cl            1,050,588         528,597
     Oppenheimer Cap App VA SS                  342,137         526,957
     Oppenheimer Gbl Str Inc VA SS            1,539,748       2,395,874
     Oppenheimer Intl Grow VA SS             19,051,115         433,681
     Oppenheimer MS Sm Cap VA SS                903,958         462,706
     PIMCO VIT Glb Div All Adv Cl (a)        11,858,834         452,492
     PIMCO VIT Low Dur Port Adv Cl           24,540,110       3,240,395

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                            PURCHASES         SALES
                                          -------------   -------------
     PIMCO VIT Total Return Adv Cl        $  78,760,469       3,686,845
     Putnam VT Equity Income Cl IB            1,986,079         747,803
     Putnam VT Growth and Inc Cl IB           2,072,914         237,567
     Putnam VT Inter Eq Cl IB                   250,816       1,161,482
     Putnam VT Multi-Cap Gro Cl IB              138,795          88,550
     Putnam VT Voyager Cl IB                  1,341,543       2,088,783
     SFT Advantus Bond Cl 2                  19,211,416      15,409,881
     SFT Advantus Index 400 MC Cl 2           3,390,540      13,228,096
     SFT Advantus Index 500 Cl 2             17,722,464      18,275,193
     SFT Advantus Intl Bond Cl 2             13,169,181       8,231,563
     SFT Advantus Managed Vol (a)            49,952,961         137,691
     SFT Advantus Money Market               19,473,970      24,433,090
     SFT Advantus Mortgage Cl 2              10,396,138       6,226,391
     SFT Advantus Real Estate Cl 2           11,895,436       5,871,930
     TOPS Mgd Risk Bal ETF Cl 2              14,290,005       1,445,368
     TOPS Mgd Risk Flex ETF Cl 2 (b)          2,485,542           1,743
     TOPS Mgd Risk Growth ETF Cl 2           68,067,632       1,372,337
     TOPS Mgd Risk Mod Gro ETF Cl 2          21,443,656         852,306

----------
(a)  For the period from May 1, 2013 through December 31, 2013.
(b)  For the period from October 4, 2013 to December 31, 2013.

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

     Transactions in units for each segregated sub-account for the years or periods ended December 31, 2013 and 2012 were as follows:

                                                                          SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                           ALLIANBERN
                                               VPS        ALLIANBERN     AM CENTURY     AM CENTURY     AM CENTURY     AM CENTURY
                                           DYNASSTALL      VPS INTL       VP INC &        VP INFL       VP ULTRA       VP VALUE
                                            CL B (a)      VALUE CL B      GRO CL II      PRO CL II      VP ULTRA         CL II
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $          --      1,526,011      1,833,836     28,107,292     24,327,222     25,690,200
        Contract purchase payments                   --        970,944        386,917     14,277,853        800,492      3,472,075
        Contract terminations,
         withdrawal payments and charges             --       (881,675)      (313,795)      (911,005)    (4,704,811)    (1,634,523)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                           --      1,615,280      1,906,958     41,474,140     20,422,903     27,527,752
        Contract purchase payments           14,962,707        251,405        262,935     20,660,241        321,148      2,037,070
        Contract terminations,
         withdrawal payments and charges       (256,234)      (399,935)      (444,662)    (1,600,155)    (4,219,632)    (3,493,088)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  14,706,473      1,466,750      1,725,231     60,534,226     16,524,419     26,071,734
                                          =============  =============  =============  =============  =============  =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                          SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                           AMER FUNDS     AMER FUNDS     AMER FUNDS     AMER FUNDS     AMER FUNDS
                                             IS GLBL        IS GLBL      IS GLBL SM      IS GROWTH    IS GROWTH-INC   AMER FUNDS
                                            BOND CL 2     GROWTH CL 2      CP CL 2         CL 2           CL 2       IS INTL CL 2
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $     806,949        502,903        285,871      1,224,983        893,317      1,076,408
        Contract purchase payments            2,294,826      1,763,918        655,472      2,677,672      2,124,870      2,230,363
        Contract terminations, withdrawal
           payments and charges                (425,100)       (55,869)       (64,066)      (454,434)      (134,707)      (337,423)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                    2,676,675      2,210,952        877,277      3,448,221      2,883,480      2,969,348
        Contract purchase payments            1,411,069      3,561,704      2,210,441      9,321,468      3,666,800      8,113,089
        Contract terminations, withdrawal
           payments and charges                (842,322)      (637,893)      (373,914)      (721,541)      (412,838)    (1,100,872)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $   3,245,422      5,134,763      2,713,804     12,048,148      6,137,442      9,981,565
                                          =============  =============  =============  =============  =============  =============

                                           AMER FUNDS     AMER FUNDS    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                             IS NEW       IS US GOVT/    CONTRAFUND       EQUITY-      HIGH INCOME   FIDELITY VIP
                                           WORLD CL 2      AAA CL 2         SC 2        INCOME SC2         SC2        MID CAP SC2
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $     638,244      2,062,092     27,847,042     60,618,571     14,828,942     15,224,369
        Contract purchase payments            1,684,756      2,331,733      2,053,979        722,191      6,804,600        607,916
        Contract terminations, withdrawal
           payments and charges                (201,022)      (840,439)    (3,894,406)   (11,045,645)      (776,784)    (2,316,444)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                    2,121,978      3,553,386     26,006,615     50,295,117     20,856,758     13,515,841
        Contract purchase payments            3,325,196      3,384,012      5,308,694      2,382,924      5,531,725        861,685
        Contract terminations, withdrawal
           payments and charges                (727,556)    (1,017,201)    (2,894,946)    (6,584,735)    (3,913,766)    (1,803,100)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $   4,719,618      5,920,197     28,420,363     46,093,306     22,474,717     12,574,426
                                          =============  =============  =============  =============  =============  =============

                                                                                                                        GOLDMAN
                                          FRANKLIN VIP   FRANKLIN VIP   FRANKLIN VIP   FRANKLIN VIP   FRANKLIN VIP       SACHS
                                            DEV MKTS      LG CAP GRO     MUT SH SEC     SM CAP VAL     SM-MD CP GR     VI GBL MK
                                            SEC CL 2         CL 2           CL 2           CL 2           CL 2        NAV SS (a)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $  12,761,609      2,099,351      6,596,724      9,360,023      8,714,354             --
        Contract purchase payments            1,247,989        271,914        463,915      2,934,310      1,293,983             --
        Contract terminations, withdrawal
           payments and charges              (2,198,727)      (399,349)    (1,183,329)      (754,701)    (1,997,372)            --
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   11,810,871      1,971,916      5,877,310     11,539,632      8,010,965             --
        Contract purchase payments            1,764,202        116,969        124,026      4,383,339      1,355,357     20,963,439
        Contract terminations, withdrawal
           payments and charges              (2,167,514)      (284,577)    (1,115,914)      (838,959)    (1,721,080)      (285,936)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  11,407,559      1,804,308      4,885,422     15,084,012      7,645,242     20,677,503
                                          =============  =============  =============  =============  =============  =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                          SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                             GOLDMAN       IBBOTSON       IBBOTSON       IBBOTSON       IBBOTSON       IBBOTSON
                                           SACHS VI HQ    AGGRESSIVE      BALANCED     CONSERVATIVE      GROWTH        INCOME &
                                            FLT RT SS     GROWTH ETF2       ETF2           ETF2           ETF2        GROWTH ETF2
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $   9,572,609      4,131,287     52,674,257     14,234,154     28,007,306     29,626,361
        Contract purchase payments            8,889,466        979,948     10,790,103      4,665,744      1,176,400      5,837,704
        Contract terminations, withdrawal
           payments and charges                (343,431)      (964,782)    (6,184,174)    (2,026,512)    (2,898,265)    (2,800,131)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   18,118,644      4,146,453     57,280,186     16,873,386     26,285,441     32,663,934
        Contract purchase payments           16,082,161      1,882,634     11,841,886      3,183,169      1,104,723      6,842,820
        Contract terminations, withdrawal
           payments and charges              (1,067,434)      (550,915)    (5,759,090)    (4,663,455)    (3,053,251)    (6,118,816)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  33,133,371      5,478,172     63,362,982     15,393,100     24,336,913     33,387,938
                                          =============  =============  =============  =============  =============  =============

                                                                         INVESCO VI
                                           INVESCO VI     INVESCO VI       CAPITAL      INVESCO VI     INVESCO VI     INVESCO VI
                                           AMER FRANCH    AMER VALUE    APPRECIATION     COMSTOCK      CORE EQUITY   EQUITY & INC
                                              SR II          SR II           (b)           SR II          SR II          SR II
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $     589,433        370,363      3,829,680      7,583,431        734,002      1,182,318
        Contract purchase payments            3,240,922        776,819         33,679      4,016,119        131,982        353,594
        Contract terminations, withdrawal
           payments and charges                (481,681)      (283,467)    (3,863,359)      (608,079)       (88,096)      (295,156)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                    3,348,674        863,715             --     10,991,471        777,888      1,240,756
        Contract purchase payments              122,721      2,631,827             --      5,889,843        404,532        839,754
        Contract terminations, withdrawal
           payments and charges                (675,443)      (341,574)            --       (281,692)      (663,384)      (585,036)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $   2,795,952      3,153,968             --     16,599,622        519,036      1,495,474
                                          =============  =============  =============  =============  =============  =============

                                           INVESCO VI     INVESCO VI       IVY VIP
                                            GROWTH &        SM CAP          ASSET         IVY VIP        IVY VIP        IVY VIP
                                            INC SR II     EQTY SR II      STRATEGY       BALANCED         BOND        CORE EQUITY
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $   1,979,462     11,301,937     71,302,311     31,908,618     66,179,900     21,776,227
        Contract purchase payments              128,472      2,790,457     10,040,018      6,625,772     18,051,778      8,425,032
        Contract terminations, withdrawal
           payments and charges                (394,031)      (635,101)    (5,588,606)    (4,109,783)    (2,729,696)    (2,013,312)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                    1,713,903     13,457,293     75,753,723     34,424,607     81,501,982     28,187,947
        Contract purchase payments              380,621      3,991,622      8,855,973      6,273,262     25,394,157     15,378,350
        Contract terminations, withdrawal
           payments and charges                (315,013)      (648,113)    (6,418,003)    (3,803,315)    (1,953,763)    (2,026,636)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $   1,779,511     16,800,802     78,191,693     36,894,554    104,942,376     41,539,661
                                          =============  =============  =============  =============  =============  =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                          SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                                                           IVY VIP
                                             IVY VIP        IVY VIP     GLBL NATURAL      IVY VIP        IVY VIP        IVY VIP
                                          DIVIDEND OPP      ENERGY           RES        GLOBAL BOND      GROWTH       HIGH INCOME
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $  14,078,589      6,447,556     28,493,218      2,183,726     94,605,992     24,034,242
        Contract purchase payments            1,777,630        698,251      4,300,111      3,208,273      6,648,313      1,401,675
        Contract terminations, withdrawal
           payments and charges              (1,396,394)    (1,030,312)    (2,943,000)      (367,775)    (7,724,861)    (2,245,981)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   14,459,825      6,115,495     29,850,329      5,024,224     93,529,444     23,189,936
        Contract purchase payments            1,668,070        604,645      2,539,911      3,225,582      5,149,944      9,161,446
        Contract terminations, withdrawal
           payments and charges              (1,258,842)      (610,177)    (3,783,383)    (1,316,019)   (12,212,672)    (2,495,761)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  14,869,053      6,109,963     28,606,857      6,933,787     86,466,716     29,855,621
                                          =============  =============  =============  =============  =============  =============

                                                                           IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                          IVY VIP INTL      IVY VIP     LIMITED-TERM     MICRO CAP       MID CAP         MONEY
                                           CORE EQUITY    INTL GROWTH       BOND          GROWTH         GROWTH         MARKET
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $  79,871,271     23,788,302      4,572,538     11,475,577     11,743,579     11,474,152
        Contract purchase payments            7,604,106      6,130,728      8,839,344      1,963,921      5,778,603      3,004,763
        Contract terminations, withdrawal
           payments and charges              (6,602,950)    (1,479,201)      (624,668)    (1,748,516)      (763,580)    (2,627,297)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   80,872,427     28,439,829     12,787,214     11,690,982     16,758,602     11,851,618
        Contract purchase payments            3,488,801      8,293,635     17,673,675      2,433,634      9,625,487      4,715,411
        Contract terminations, withdrawal
           payments and charges              (8,785,512)    (1,574,320)    (1,158,969)    (2,043,600)      (758,549)    (3,122,904)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  75,575,716     35,159,144     29,301,920     12,081,016     25,625,540     13,444,125
                                          =============  =============  =============  =============  =============  =============

                                                                           IVY VIP                       IVY VIP
                                             IVY VIP        IVY VIP      PATHFINDER       IVY VIP      PATHFINDER       IVY VIP
                                           PATHFINDER     PATHFINDER       MOD AGG      PATHFINDER       MOD CON      PATHFINDER
                                           AGGRESSIVE       CONSERV        MVF (c)       MOD AGGR        MVF (c)       MOD CONS
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $   8,401,205     29,399,669             --    157,784,952             --     48,794,221
        Contract purchase payments            1,410,654      9,166,110             --     35,530,894             --     12,742,272
        Contract terminations, withdrawal
           payments and charges              (1,100,863)    (6,054,937)            --     (4,337,011)            --     (4,651,093)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                    8,710,996     32,510,842             --    188,978,835             --     56,885,400
        Contract purchase payments            3,469,524      5,953,668      4,485,439     17,590,974      1,548,268     12,673,044
        Contract terminations, withdrawal
           payments and charges                (855,838)    (7,327,034)        (2,406)    (6,576,069)       (36,960)    (3,042,094)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  11,324,682     31,137,476      4,483,033    199,993,740      1,511,308     66,516,350
                                          =============  =============  =============  =============  =============  =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                          SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                             IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP        IVY VIP
                                           PATHFINDER     PATHFINDER     REAL ESTATE     SCIENCE &      SMALL CAP      SMALL CAP
                                           MOD MVF (c)     MODERATE          SEC           TECH          GROWTH          VALUE
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $          --    142,546,422      8,017,939     21,675,426     32,636,535     35,246,034
        Contract purchase payments                   --     32,322,681        515,519      2,554,589      4,254,058      1,429,497
        Contract terminations, withdrawal
           payments and charges                      --     (2,680,583)    (1,066,345)    (2,416,628)    (3,540,353)    (5,098,153)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                           --    172,188,520      7,467,113     21,813,387     33,350,240     31,577,378
        Contract purchase payments           12,203,993     12,956,583        688,902      4,135,599      3,972,318      1,878,635
        Contract terminations, withdrawal
           payments and charges                  (1,367)    (5,537,654)      (850,624)    (2,699,561)    (4,138,664)    (4,683,462)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  12,202,626    179,607,449      7,305,391     23,249,425     33,183,894     28,772,551
                                          =============  =============  =============  =============  =============  =============

                                                                                                       JANUS ASPEN      MFS VIT
                                             IVY VIP      JANUS ASPEN    JANUS ASPEN    JANUS ASPEN    PERK MID CP    INV GROWTH
                                              VALUE       BALANCED SS     FORTY SS      OVERSEAS SS      VAL SS         SER SS
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $  49,224,011      8,261,325     21,614,979     31,549,934      8,530,875     19,172,167
        Contract purchase payments            1,841,179      1,283,111      2,145,292      3,554,402      3,857,002      3,750,115
        Contract terminations, withdrawal
           payments and charges              (6,618,572)    (1,273,179)    (4,659,809)    (5,207,474)      (384,104)      (914,416)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   44,446,618      8,271,257     19,100,462     29,896,862     12,003,773     22,007,866
        Contract purchase payments            8,845,945      1,340,030      2,889,875      1,489,888      6,117,975      3,090,862
        Contract terminations, withdrawal
           payments and charges              (5,968,027)    (1,303,450)    (3,103,351)    (5,081,439)      (433,536)    (2,231,686)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  47,324,536      8,307,837     18,886,986     26,305,311     17,688,212     22,867,042
                                          =============  =============  =============  =============  =============  =============

                                             MFS VIT        MFS VIT                     MORGSTANLEY     NEUBERGER     OPPENHEIMER
                                             MID CAP     NEW DISCOVERY     MFS VIT      UIF EMG MK     BERMAN SOC       CAP APP
                                          GROWTH SER SS     SER SS      VALUE SER SS      EQ CL 2       RESP S CL        VA SS
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $     575,827      4,507,820     38,623,485      9,348,723        577,007      1,836,974
        Contract purchase payments              166,860        415,161      3,762,849      3,593,093         94,558        472,811
        Contract terminations, withdrawal
           payments and charges                (131,185)      (767,875)    (2,459,481)      (490,302)       (80,090)      (393,715)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                      611,502      4,155,106     39,926,853     12,451,514        591,475      1,916,070
        Contract purchase payments               67,441        786,825      2,647,729     12,052,224        928,822        203,859
        Contract terminations, withdrawal
           payments and charges                (129,087)      (856,334)    (4,504,966)      (295,782)      (431,571)      (316,426)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $     549,856      4,085,597     38,069,616     24,207,956      1,088,726      1,803,503
                                          =============  =============  =============  =============  =============  =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                          SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                           OPPENHEIMER    OPPENHEIMER    OPPENHEIMER     PIMCO VIT      PIMCO VIT      PIMCO VIT
                                           GBL STR INC     INTL GROW      MS SM CAP     GLB DIV ALL   LOW DUR PORT   TOTAL RETURN
                                              VA SS          VA SS          VA SS       ADV CL (a)       ADV CL         ADV CL
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $  46,759,073      2,156,904        639,874             --     21,831,704     37,179,019
        Contract purchase payments            2,587,316        682,163        356,359             --     14,940,847     31,237,086
        Contract terminations, withdrawal
           payments and charges             (11,453,616)      (454,565)       (51,784)            --     (1,185,640)      (616,134)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   37,892,773      2,384,502        944,449             --     35,586,911     67,799,971
        Contract purchase payments            2,021,777      6,715,081        723,720     11,253,577     23,419,840     68,246,766
        Contract terminations, withdrawal
           payments and charges              (5,140,012)      (172,776)      (367,648)      (454,992)    (3,141,311)    (3,438,710)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  34,774,538      8,926,807      1,300,521     10,798,585     55,865,440    132,608,027
                                          =============  =============  =============  =============  =============  =============

                                            PUTNAM VT      PUTNAM VT                     PUTNAM VT
                                          EQUITY INCOME   GROWTH AND      PUTNAM VT      MULTI-CAP      PUTNAM VT    SFT ADVANTUS
                                              CL IB        INC CL IB    INTER EQ CL IB   GRO CL IB    VOYAGER CL IB    BOND CL 2
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $   1,873,293        909,266      3,595,873        368,643      2,756,533    123,104,222
        Contract purchase payments              566,307        135,867        201,539         85,664        346,199      7,134,393
        Contract terminations, withdrawal
           payments and charges                (386,371)      (137,556)      (640,292)      (129,777)      (510,806)   (13,572,580)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                    2,053,229        907,577      3,157,120        324,530      2,591,926    116,666,035
        Contract purchase payments            1,126,371      1,211,202        115,176         71,526        695,883     14,358,026
        Contract terminations, withdrawal
           payments and charges                (430,731)      (138,762)      (659,490)       (42,677)    (1,145,539)    (7,585,014)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $   2,748,869      1,980,017      2,612,806        353,379      2,142,270    123,439,047
                                          =============  =============  =============  =============  =============  =============

                                          SFT ADVANTUS                                 SFT ADVANTUS
                                            INDEX 400    SFT ADVANTUS   SFT ADVANTUS      MANAGED     SFT ADVANTUS   SFT ADVANTUS
                                             MC CL 2     INDEX 500 CL 2 INTL BOND CL 2    VOL (a)     MONEY MARKET   MORTGAGE CL 2
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2011                                $  30,994,418     51,633,033     48,013,724             --     42,378,889     38,393,703
        Contract purchase payments            1,659,386      2,134,524      4,508,568             --     13,993,406      2,393,498
        Contract terminations, withdrawal
           payments and charges              (3,559,467)    (6,407,357)    (3,480,457)            --    (20,116,233)    (6,054,132)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2012                                   29,094,337     47,360,200     49,041,835             --     36,256,062     34,733,069
        Contract purchase payments            1,085,311      8,580,590      8,557,843     49,848,671     17,173,470      8,496,571
        Contract terminations, withdrawal
           payments and charges              (4,458,034)    (5,685,155)    (4,229,127)      (129,026)   (20,192,119)    (3,072,629)
                                          -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at December 31,
      2013                                $  25,721,614     50,255,635     53,370,551     49,719,645     33,237,413     40,157,011
                                          =============  =============  =============  =============  =============  =============

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                          SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                                  TOPS MGD          TOPS MGD         TOPS MGD          TOPS MGD
                                              SFT ADVANTUS      RISK BAL ETF       RISK FLEX        RISK GROWTH      RISK MOD GRO
                                            REAL ESTATE CL 2      CL 2 (d)        ETF CL 2 (c)      ETF CL 2 (d)     ETF CL 2 (d)
                                            ----------------  ----------------  ----------------  ---------------  ----------------
     Units outstanding at December 31, 2011 $     21,720,712                --                --               --                --
        Contract purchase payments                 1,812,787         7,330,470                --       12,060,955         6,106,672
        Contract terminations, withdrawal
           payments and charges                   (2,696,504)         (209,545)               --       (1,663,093)         (262,007)
                                            ----------------  ----------------  ----------------  ---------------  ----------------
     Units outstanding at December 31, 2012       20,836,995         7,120,925                --       10,397,862         5,844,665
        Contract purchase payments                 4,341,078        13,592,559         2,453,660       62,216,497        19,962,218
        Contract terminations, withdrawal
           payments and charges                   (1,757,440)       (1,330,544)           (1,592)      (1,284,978)         (802,664)
                                            ----------------  ----------------  ----------------  ---------------  ----------------
     Units outstanding at December 31, 2013 $     23,420,633        19,382,940         2,452,068       71,329,381        25,004,219
                                            ================  ================  ================  ===============  ================

----------
     (a)  For the period from May 1, 2013 through December 31, 2013.

     (b)  For the period from January 1, 2012 to April 30, 2012.

     (c)  For the period from October 4, through December 31, 2013.

     (d) For the period from May 1, 2012 through December 31, 2012 and year ended December 31, 2013.

(7)  FINANCIAL HIGHLIGHTS

     A summary of units outstanding, unit values, net assets, investment income and expense ratios, and total returns for the years or periods ended December 31, 2013, 2012, 2011, 2010, and 2009 is as follows:

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     AllianBern VPS DynAsstAll Cl B:
        2013 (b)                        14,706,473  1.04 to 1.05  $   15,419,356           0.16%  1.20% to 2.25%    3.63% to 4.85%

     AllianBern VPS Intl Value Cl B:
        2013                             1,466,750  0.58 to 0.63         929,598           5.79%  1.20% to 2.50%   19.17% to 21.27%
        2012                             1,615,280  0.49 to 0.52         844,155           1.42   1.20% to 2.50%   10.85% to 12.82%
        2011                             1,526,011  0.44 to 0.46         706,778           4.00   1.20% to 2.50%  -21.78% to -20.4%
        2010                             1,250,374  0.50 to 0.58         727,660           2.78   1.20% to 2.50%    1.27% to 3.06%
        2009                             1,115,561  0.51 to 0.56         629,954           1.42   1.20% to 2.50%   30.45% to 32.75%

     Am Century VP Inc & Gro Cl II:
        2013                             1,725,231  1.67 to 2.05       3,484,096           1.94%  1.20% to 2.00%   31.55% to 33.87%
        2012                             1,906,958  1.25 to 1.53       2,872,898           1.89   1.20% to 2.05%   11.12% to 13.09%
        2011                             1,833,836  1.12 to 1.36       2,438,648           1.31   1.20% to 2.05%   -0.13% to 1.63%
        2010                             1,961,441  0.78 to 1.33       2,564,877           1.25   1.20% to 2.05%   10.55% to 12.50%
        2009                             2,290,027  0.70 to 1.19       2,646,139           4.38   1.20% to 2.05%   14.35% to 16.37%

     Am Century VP Infl Pro Cl II:
        2013                            60,534,226  1.11 to 1.22      73,893,030           1.61%  1.20% to 2.70%  -11.14% to -9.57%
        2012                            41,474,140  1.25 to 1.35      55,985,614           2.54   1.20% to 2.70%    4.25% to 6.09%
        2011                            28,107,292  1.19 to 1.27      35,759,209           4.06   1.20% to 2.70%    8.50% to 10.41%
        2010                            19,708,146  1.00 to 1.15      22,710,216           1.61   1.20% to 2.70%    2.05% to 3.85%
        2009                             9,811,848  1.00 to 1.11      10,887,625           2.16   1.20% to 2.70%    7.04% to 8.93%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                     EXPENSE RATIO     TOTAL RETURN
                                          UNITS     VALUE LOWEST                    INVESTMENT       LOWEST TO         LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS     INCOME RATIO*     HIGHEST**        HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Am Century VP Ultra Cl II:
        2013                            16,524,419  1.51 to 1.97  $   31,803,760           0.42%  1.20% to 2.45%   32.94% to 35.29%
        2012                            20,422,903  1.13 to 1.46      29,142,704           0.00   1.20% to 2.45%   10.47% to 12.42%
        2011                            24,327,222  1.02 to 1.30      30,971,467           0.00   1.20% to 2.40%   -2.06% to -0.34%
        2010                            29,784,542  0.83 to 1.30      38,088,591           0.36   1.20% to 2.65%   12.46% to 14.44%
        2009                            34,338,881  0.76 to 1.14      38,389,095           0.18   1.20% to 2.65%   30.61% to 32.92%

     Am Century VP Value Cl II:
        2013                            26,071,734  1.19 to 2.22      57,668,304           1.50%  1.20% to 2.70%   27.66% to 29.91%
        2012                            27,527,752  0.93 to 1.71      46,858,151           1.80   1.20% to 2.70%   11.24% to 13.21%
        2011                            25,690,200  0.84 to 1.51      38,613,480           1.89   1.20% to 2.70%   -2.06% to -0.34%
        2010                            24,740,070  0.84 to 1.51      37,286,285           2.12   1.20% to 2.70%    9.75% to 11.69%
        2009                            22,299,226  0.76 to 1.35      30,042,551           5.32   1.20% to 2.70%   16.24% to 18.29%

     Amer Funds IS Glbl Bond Cl 2:
        2013                             3,245,422  0.97 to 1.01       3,258,095           0.00%  0.15% to 2.45%   -5.41% to -2.72%
        2012                             2,676,675  1.02 to 1.04       2,789,905           2.75   0.15% to 2.50%    3.09% to 4.91%
        2011 (d)                           806,949      0.99             802,088           3.64   1.20% to 2.35%   -1.77% to -0.61%

     Amer Funds IS Glbl Growth Cl 2:
        2013                             5,134,763  1.24 to 1.40       6,647,032           1.53%  0.15% to 2.50%   25.43% to 28.98%
        2012                             2,210,952  0.98 to 1.09       2,227,216           1.60   0.15% to 2.50%   18.98% to 21.08%
        2011 (d)                           502,903      0.83             417,249           2.58   1.20% to 2.00%  -18.01% to -17.04%

     Amer Funds IS Glbl Sm Cp Cl 2:
        2013                             2,713,804  1.09 to 1.34       3,090,006           0.79%  0.15% to 2.50%   24.56% to 28.09%
        2012                               877,277  0.87 to 1.05         783,868           1.41   0.15% to 2.50%   14.72% to 16.75%
        2011 (d)                           285,871      0.76             218,639           0.33   1.20% to 2.00%  -24.42% to -23.52%

     Amer Funds IS Growth Cl 2:
        2013                            12,048,148  1.26 to 1.30      15,662,258           1.17%  1.20% to 2.50%   26.33% to 28.56%
        2012                             3,448,221  0.99 to 1.01       3,487,125           0.99   1.20% to 2.50%   14.45% to 16.47%
        2011 (d)                         1,224,983  0.86 to 0.87       1,063,564           0.73   1.20% to 2.00%  -14.20% to -13.18%

     Amer Funds IS Growth-Inc Cl 2:
        2013                             6,137,442  1.34 to 1.39       8,526,063           1.77%  1.20% to 2.50%   29.63% to 31.91%
        2012                             2,883,480  1.03 to 1.05       3,036,713           2.37   1.20% to 2.50%   14.05% to 16.07%
        2011 (d)                           893,317      0.91             810,529           2.29   1.20% to 2.25%  -10.33% to -9.27%

     Amer Funds IS Intl Cl 2:
        2013                             9,981,565  1.05 to 1.30      10,967,217           1.83%  0.15% to 2.70%   18.11% to 21.45%
        2012                             2,969,348  0.89 to 1.07       2,705,544           2.30   0.15% to 2.50%   14.46% to 16.49%
        2011 (d)                         1,076,408      0.78             840,600           3.11   1.20% to 2.00%  -22.83% to -21.91%

     Amer Funds IS New World Cl 2:
        2013                             4,719,618  1.01 to 1.19       4,953,443           1.74%  0.15% to 2.45%    8.15% to 11.21%
        2012                             2,121,978  0.93 to 1.07       2,028,930           1.66   0.15% to 2.45%   14.38% to 16.4%
        2011 (d)                           638,244      0.82             520,265           2.67   1.20% to 2.00%  -19.44% to -18.49%

     Amer Funds IS US Govt/AAA Cl 2:
        2013                             5,920,197  0.98 to 1.02       6,021,398           0.80%  0.15% to 2.45%   -5.89% to -3.22%
        2012                             3,553,386  1.01 to 1.06       3,776,868           1.21   0.15% to 2.45%   -1.08% to 0.68%
        2011 (d)                         2,062,092  1.05 to 1.06       2,177,943           3.67   1.20% to 2.00%    4.38% to 5.61%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Fidelity VIP Contrafund SC 2:
        2013                            28,420,363  1.22 to 2.62  $   67,981,851           0.88%  0.15% to 2.70%   27.15% to 30.76%
        2012                            26,006,615  0.95 to 2.02      47,059,500           1.12   0.15% to 2.70%   12.76% to 15.97%
        2011                            27,847,042  0.84 to 1.76      43,507,449           0.97   0.15% to 2.70%   -5.60% to -2.93%
        2010                            30,850,378  0.88 to 1.83      49,917,591           1.00   0.15% to 2.75%   13.53% to 16.75%
        2009                            34,359,074  0.78 to 1.59      47,529,919           1.09   0.15% to 2.75%   31.53% to 35.26%

     Fidelity VIP Equity-Income SC2:
        2013                            46,093,306  1.07 to 2.08      90,035,968           2.28%  0.15% to 2.70%   24.11% to 27.64%
        2012                            50,295,117  0.84 to 1.63      77,648,067           2.76   0.15% to 2.95%   13.64% to 16.88%
        2011                            60,618,571  0.74 to 1.40      81,003,412           1.39   0.15% to 2.95%   -2.27% to 0.50%
        2010                            72,688,985  0.76 to 1.39      97,695,774           1.57   0.15% to 2.95%   13.32% to 14.75%
        2009                            82,024,548  0.68 to 1.21      96,969,954           2.05   0.15% to 2.95%   26.11% to 29.69%

     Fidelity VIP High Income SC2:
        2013                            22,474,717  1.29 to 1.40      31,368,358           5.85%  1.20% to 2.50%    2.63% to 4.44%
        2012                            20,856,758  1.22 to 1.34      27,872,696           6.89   1.20% to 2.95%   10.64% to 12.6%
        2011                            14,828,942  1.10 to 1.18      17,598,056           7.38   1.20% to 2.95%    0.71% to 2.48%
        2010                            12,022,272  1.00 to 1.16      13,923,147           8.59   1.20% to 2.95%   10.37% to 12.32%
        2009                            10,101,068  0.93 to 1.03      10,415,296          11.25   1.20% to 2.95%   39.29% to 41.75%

     Fidelity VIP Mid Cap SC2:
        2013                            12,574,426  2.45 to 4.23      44,258,430           0.27%  0.15% to 2.50%   31.92% to 35.67%
        2012                            13,515,841  1.85 to 3.12      35,464,418           0.38   0.15% to 2.50%   11.22% to 14.39%
        2011                            15,224,369  1.66 to 2.72      35,354,507           0.02   0.15% to 2.50%  -13.44% to -10.99%
        2010                            17,746,574  1.02 to 3.06      46,844,861           0.29   0.15% to 2.50%   24.84% to 28.38%
        2009                            19,820,447  0.82 to 2.38      41,221,565           0.45   0.15% to 2.75%   35.69% to 39.54%

     Franklin VIP Dev Mkts Sec Cl 2:
        2013                            11,407,559  1.56 to 3.09      28,915,223           1.94%  0.15% to 2.50%   -3.80% to -1.07%
        2012                            11,810,871  1.59 to 3.15      29,864,458           1.38   0.15% to 2.50%    9.86% to 12.99%
        2011                            12,761,609  1.42 to 2.82      28,506,260           0.97   0.15% to 2.50%  -18.30% to -15.98%
        2010                            13,676,523  1.00 to 3.39      36,261,321           1.62   0.15% to 2.50%   14.17% to 17.41%
        2009                            15,439,856  0.88 to 2.92      34,996,159           4.38   0.15% to 2.50%   67.58% to 72.33%

     Franklin VIP Lg Cap Gro Cl 2:
        2013                             1,804,308  1.43 to 1.83       3,239,533           1.06%  1.20% to 2.45%   24.90% to 27.10%
        2012                             1,971,916  1.14 to 1.44       2,787,654           0.83   1.20% to 2.45%    9.10% to 11.03%
        2011                             2,099,351  1.02 to 1.30       2,678,613           0.67   1.20% to 2.65%   -4.36% to -2.68%
        2010                             2,268,308  0.85 to 1.33       2,966,664           0.84   1.20% to 2.50%    8.35% to 10.26%
        2009                             2,534,456  0.78 to 1.21       3,004,230           1.36   1.20% to 2.50%   25.96% to 28.18%

     Franklin VIP Mut Sh Sec Cl 2:
        2013                             4,885,422  1.63 to 2.10      10,088,874           2.04%  1.20% to 2.50%   24.54% to 26.73%
        2012                             5,877,310  1.31 to 1.66       9,582,151           2.02   1.20% to 2.50%   10.92% to 12.88%
        2011                             6,596,724  1.17 to 1.47       9,512,494           2.33   1.20% to 2.50%   -3.91% to -2.22%
        2010                             7,331,439  0.81 to 1.50      10,761,338           1.58   1.20% to 2.50%    7.96% to 9.87%
        2009                             7,510,222  0.75 to 1.37       9,978,050           1.91   1.20% to 2.75%   22.38% to 24.54%

     Franklin VIP Sm Cap Val Cl 2:
        2013                            15,084,012  1.31 to 1.46      22,007,745           1.26%  1.20% to 2.95%   32.28% to 34.62%
        2012                            11,539,632  0.98 to 1.08      12,507,048           0.78   1.20% to 2.95%   14.93% to 16.96%
        2011                             9,360,023  0.86 to 0.93       8,672,378           0.69   1.20% to 2.95%   -6.55% to -4.91%
        2010                             8,172,080  0.84 to 0.97       7,962,998           0.73   1.20% to 2.50%   23.92% to 26.70%
        2009                             6,489,098  0.70 to 0.77       4,990,734           1.65   1.20% to 2.50%   25.40% to 27.61%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Franklin VIP Sm-Md Cp Gr Cl 2:
        2013                             7,645,242  1.21 to 2.47  $   12,502,680           0.00%  0.15% to 2.45%   34.14% to 37.95%
        2012                             8,010,965  0.89 to 1.81       9,473,157           0.00   0.15% to 2.45%    7.62% to 10.69%
        2011                             8,714,354  0.81 to 1.65       9,173,996           0.00   0.15% to 2.50%   -7.59% to -4.97%
        2010                            10,173,115  0.86 to 1.76      11,377,504           0.00   0.15% to 2.95%   24.50% to 27.43%
        2009                            11,687,234  0.69 to 1.40      10,276,216           0.00   0.15% to 2.95%   39.40% to 43.36%

     Goldman Sachs VI Gbl Mk Nav SS:
        2013 (b)                        20,677,503      1.04          21,528,667           0.10%  1.20% to 2.00%    2.91% to 4.12%

     Goldman Sachs VI HQ Flt Rt SS:
        2013                            33,133,371  1.03 to 1.08      35,805,714           0.46%  1.20% to 2.45%   -2.52% to -0.80%
        2012                            18,118,644  1.05 to 1.09      19,737,352           0.75   1.20% to 2.45%   -0.22% to 1.54%
        2011                             9,572,609  1.05 to 1.07      10,268,464           0.92   1.20% to 2.45%    3.26% to 5.08%
        2010 (e)                         4,254,667  0.99 to 1.02       4,343,551           1.16   1.20% to 2.45%    0.86% to 2.08%

     Ibbotson Aggressive Grwth ETF2:
        2013                             5,478,172  0.96 to 1.04       5,699,302           1.24%  1.20% to 2.50%   14.69% to 16.71%
        2012                             4,146,453  0.83 to 0.89       3,696,090           1.21   1.20% to 2.50%    10.86% to 12.82%
        2011                             4,131,287  0.75 to 0.79       3,263,545           1.09   1.20% to 2.50%   -7.80% to -6.18%
        2010                             3,077,827  0.73 to 0.84       2,591,343           0.33   1.20% to 2.50%   11.86% to 13.84%
        2009                             2,216,149  0.66 to 0.73       1,639,509           0.00   1.20% to 2.35%   22.66% to 25.77%

     Ibbotson Balanced ETF2:
        2013                            63,362,982  1.04 to 1.13      71,384,566           1.46%  1.20% to 2.50%    8.61% to 10.53%
        2012                            57,280,186  0.95 to 1.02      58,383,436           1.53   1.20% to 2.50%    7.58% to 9.48%
        2011                            52,674,257  0.88 to 0.93      49,032,198           1.00   1.20% to 2.50%   -3.76% to -2.07%
        2010                            50,620,974  0.82 to 0.95      48,119,407           0.76   1.20% to 2.50%    8.39% to 10.30%
        2009                            39,165,109  0.77 to 0.86      33,754,077           0.00   1.20% to 2.50%   15.18% to 18.09%

     Ibbotson Conservative ETF2:
        2013                            15,393,100  1.05 to 1.13      17,439,339           1.23%  1.20% to 2.45%   -0.42% to 1.34%
        2012                            16,873,386  1.04 to 1.12      18,863,156           1.49   1.20% to 2.50%    2.13% to 3.94%
        2011                            14,234,154  1.02 to 1.08      15,306,469           1.50   1.20% to 2.50%    0.15% to 1.91%
        2010                            10,120,630  0.91 to 1.06      10,678,149           1.36   1.20% to 2.50%    3.29% to 5.11%
        2009                             7,167,271  0.90 to 1.00       7,193,958           0.00   1.20% to 2.50%    4.42% to 6.97%

     Ibbotson Growth ETF2:
        2013                            24,336,913  0.99 to 1.09      26,476,167           1.15%  1.20% to 2.70%   13.16% to 15.16%
        2012                            26,285,441  0.87 to 0.94      24,831,473           1.23   1.20% to 2.70%    9.62% to 11.56%
        2011                            28,007,306  0.79 to 0.85      23,713,461           1.07   1.20% to 2.70%   -6.48% to -4.83%
        2010                            31,785,016  0.77 to 0.89      28,279,306           0.69   1.20% to 2.70%   10.56% to 12.51%
        2009                            31,643,097  0.71 to 0.79      25,023,012           0.00   1.20% to 2.70%   20.20% to 23.16%

     Ibbotson Income & Growth ETF2:
        2013                            33,387,938  1.03 to 1.13      37,660,593           1.44%  1.20% to 2.70%    4.22% to 6.06%
        2012                            32,663,934  0.98 to 1.06      34,740,164           1.65   1.20% to 2.70%    4.72% to 6.57%
        2011                            29,626,361  0.94 to 1.00      29,562,764           0.97   1.20% to 2.70%   -1.85% to -0.12%
        2010                            23,640,738  0.86 to 1.00      23,619,392           0.58   1.20% to 2.70%    5.72% to 7.58%
        2009                            16,421,587  0.83 to 0.92      15,250,083           0.00   1.20% to 2.70%    9.21% to 11.94%

     Invesco VI Amer Franch Sr II:
        2013                             2,795,952  1.36 to 2.18       5,934,895           0.24%  1.20% to 2.45%   35.73% to 38.13%
        2012                             3,348,674  0.99 to 1.58       5,161,697           0.00   1.20% to 2.45%   10.09% to 12.04%
        2011                               589,433  1.32 to 1.41         829,486           0.00   1.20% to 1.85%   -9.11% to -7.5%
        2010                               267,098  0.97 to 1.52         406,233           0.00   1.20% to 2.00%   16.09% to 18.14%
        2009                               251,569  0.85 to 1.29         323,847           0.00   1.20% to 2.25%   60.83% to 63.67%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Invesco VI Amer Value Sr II:
        2013                             3,153,968  1.27 to 1.39  $    4,381,262           0.65%  1.20% to 2.70%   30.05% to 32.34%
        2012                               863,715  0.98 to 1.05         906,648           0.71   1.20% to 2.45%   13.65% to 15.66%
        2011                               370,363  0.87 to 0.91         336,094           0.67   1.20% to 2.15%   -2.10% to -0.38%
        2010                               222,362  0.79 to 0.91         202,556           0.68   1.20% to 2.15%   18.64% to 20.73%
        2009                                67,779      0.75              51,135           0.98   1.20% to 2.15%   35.11% to 37.5%

     Invesco VI Comstock Sr II:
        2013                            16,599,622  1.75 to 2.27      37,687,180           1.59%  1.20% to 2.45%   31.71% to 34.04%
        2012                            10,991,471  1.33 to 1.69      18,618,264           1.64   1.20% to 2.45%   15.46% to 17.50%
        2011                             7,583,431  1.14 to 1.44      10,932,262           1.19   1.20% to 2.45%   -4.95% to -3.27%
        2010                             5,208,609  0.83 to 1.49       7,762,933           0.11   1.20% to 2.45%   12.34% to 14.32%
        2009                             3,601,987      1.30           4,696,181           4.33   1.20% to 2.40%   24.67% to 26.87%

     Invesco VI Core Equity Sr II:
        2013                               519,036  1.62 to 2.04       1,018,428           1.32%  1.20% to 2.20%   25.19% to 27.40%
        2012                               777,888  1.27 to 1.60       1,212,469           0.90   1.20% to 2.20%   10.30% to 12.26%
        2011                               734,002  1.13 to 1.43       1,016,052           0.75   1.20% to 2.15%   -3.19% to -1.48%
        2010                               880,424  0.90 to 1.45       1,240,874           0.88   1.20% to 2.15%    6.07% to 7.95%
        2009                               431,118  0.85 to 1.34         535,283           1.70   1.20% to 2.15%   24.26% to 26.46%

     Invesco VI Equity & Inc Sr II:
        2013                             1,495,474  1.28 to 1.54       2,266,429           1.55%  1.20% to 2.25%   21.26% to 23.40%
        2012                             1,240,756  1.05 to 1.25       1,519,551           1.85   1.20% to 2.25%    9.11% to 11.04%
        2011                             1,182,318  0.95 to 1.12       1,300,445           2.09   1.20% to 2.25%   -4.72% to -3.04%
        2010                             1,106,920  0.77 to 1.16       1,250,111           1.70   1.20% to 2.20%    4.64% to 6.49%
        2009                             1,226,941  0.75 to 1.09       1,296,909           4.93   1.20% to 2.20%   29.66% to 31.95%

     Invesco VI Growth & Inc Sr II:
        2013                             1,779,511  1.77 to 2.26       4,023,181           1.34%  1.20% to 2.50%   29.88% to 32.17%
        2012                             1,713,903  1.36 to 1.71       2,931,635           1.27   1.20% to 2.50%   11.02% to 12.98%
        2011                             1,979,462  1.22 to 1.51       2,996,894           1.04   1.20% to 2.50%   -5.10% to -3.43%
        2010                             2,239,525  0.86 to 1.57       3,510,924           0.10   1.20% to 2.50%    8.93% to 10.85%
        2009                             2,357,482  0.79 to 1.41       3,334,033           3.62   1.20% to 2.50%   20.50% to 22.63%

     Invesco VI Sm Cap Eqty Sr II:
        2013                            16,800,802  1.28 to 1.41      23,652,925           0.00%  1.20% to 2.70%   33.11% to 35.45%
        2012                            13,457,293  0.95 to 1.04      13,987,224           0.00   1.20% to 2.95%   10.33% to 12.29%
        2011                            11,301,937  0.86 to 0.93      10,460,211           0.00   1.20% to 2.95%   -3.86% to -2.17%
        2010                             9,905,379  0.82 to 0.95       9,371,107           0.00   1.20% to 2.95%   24.49% to 26.69%
        2009                             8,208,727  0.67 to 0.75       6,130,150           0.17   1.20% to 2.95%   17.38% to 19.45%

     Ivy VIP Asset Strategy:
        2013                            78,191,693  1.11 to 3.19     244,199,910           1.28%  1.20% to 2.70%   21.50% to 23.64%
        2012                            75,753,723  2.26 to 2.58     191,537,131           1.12   1.20% to 2.50%   15.70% to 17.75%
        2011                            71,302,311  1.94 to 2.19     153,224,498           1.03   1.20% to 2.50%   -9.90% to -8.31%
        2010                            68,760,673  1.11 to 2.39     161,372,601           1.07   1.20% to 2.50%    7.17% to 7.38%
        2009                            60,544,827  1.05 to 2.22     132,577,110           0.36   1.20% to 2.75%   22.14% to 23.55%

     Ivy VIP Balanced:
        2013                            36,894,554  1.09 to 7.64     129,179,988           1.44%  0.15% to 2.50%   20.10% to 23.51%
        2012                            34,424,607  1.37 to 6.18     105,071,224           1.47   0.15% to 2.45%    8.49% to 11.58%
        2011                            31,908,618  1.24 to 5.54      96,745,811           2.20   0.15% to 2.35%    0.32% to 3.16%
        2010                            33,185,430  0.88 to 4.35      98,268,225           2.05   0.15% to 2.40%    9.93% to 13.06%
        2009                            35,895,654  0.94 to 4.06     104,444,512           0.10   0.15% to 2.40%  -23.30% to -21.12%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Ivy VIP Bond:
        2013                           104,942,376  1.01 to 1.30  $  136,792,290           3.30%  1.25% to 2.35%   -4.36% to -3.31%
        2012                            81,501,982  1.23 to 1.35     109,872,989           3.12   1.25% to 2.35%    3.32% to 4.46%
        2011                            66,179,900  1.19 to 1.29      85,407,411           2.72   1.25% to 2.35%    4.82% to 5.98%
        2010                            60,470,600  0.90 to 1.22      73,637,615           2.84   1.25% to 2.35%    3.58% to 4.72%
        2009                            31,415,109  0.90 to 1.16      36,529,292           3.67   1.25% to 2.35%    4.68% to 5.83%

     Ivy VIP Core Equity:
        2013                            41,539,662  1.12 to 2.42      94,277,730           0.49%  0.15% to 2.70%   29.63% to 33.31%
        2012                            28,187,947  1.22 to 1.83      47,527,696           0.56   0.15% to 2.35%   15.15% to 18.42%
        2011                            21,776,227  1.04 to 1.56      31,059,322           0.36   0.15% to 2.35%   -1.29% to 1.51%
        2010                            17,995,872  1.04 to 1.56      25,242,825           0.95   0.15% to 2.35%   18.09% to 20.71%
        2009                            15,885,020  0.80 to 1.21      18,403,823           1.00   0.15% to 2.35%   22.30% to 23.84%

     Ivy VIP Dividend Opp:
        2013                            14,869,053  1.12 to 1.83      27,188,761           1.55%  1.25% to 2.35%   26.60% to 28.00%
        2012                            14,459,825  1.30 to 1.43      20,656,026           1.07   1.25% to 2.35%   10.54% to 11.77%
        2011                            14,078,589  1.17 to 1.28      17,993,911           1.02   1.25% to 2.35%   -6.90% to -5.87%
        2010                            13,708,669  1.01 to 1.36      18,614,045           1.08   1.25% to 2.35%   13.67% to 14.93%
        2009                            11,609,153  0.92 to 1.18      13,715,949           1.00   1.25% to 2.35%   15.15% to 16.42%

     Ivy VIP Energy:
        2013                             6,109,963  1.05 to 1.39       8,504,437           0.00%  1.25% to 2.35%   24.80% to 26.18%
        2012                             6,115,495  1.02 to 1.10       6,746,220           0.00   1.25% to 2.35%   -0.99% to 0.10%
        2011                             6,447,556  1.04 to 1.10       7,103,920           0.00   1.25% to 2.35%  -11.19% to -10.21%
        2010                             6,718,777  0.99 to 1.23       8,245,039           0.30   1.25% to 2.35%   19.13% to 20.45%
        2009                             7,518,486  0.86 to 1.02       7,660,413           0.00   1.25% to 2.35%   37.22% to 38.73%

     Ivy VIP Glbl Natural Res:
        2013                            28,606,857  0.67 to 1.38      39,420,130           0.00%  1.20% to 2.70%    4.67% to 6.52%
        2012                            29,850,329  0.63 to 1.30      38,629,692           0.00   1.20% to 2.70%   -1.08% to 0.67%
        2011                            28,493,218  0.64 to 1.29      36,641,162           0.00   1.20% to 2.70%  -23.73% to -22.38%
        2010                            27,875,300  1.28 to 1.66      46,195,229           0.00   1.20% to 2.35%   14.35% to 15.67%
        2009                            27,715,035  0.73 to 1.44      39,719,509           0.00   1.20% to 2.75%   69.61% to 71.57%

     Ivy VIP Global Bond:
        2013                             6,933,787  1.02 to 1.04       7,223,250           0.00%  1.25% to 2.10%   -0.62% to 0.48%
        2012                             5,024,224  1.02 to 1.04       5,208,913           3.78   1.25% to 2.10%    3.92% to 5.07%
        2011 (d)                         2,183,726  0.98 to 0.99       2,154,524           3.00   1.25% to 2.10%   -2.07% to -1.34%

     Ivy VIP Growth:
        2013                            86,466,716  1.15 to 6.65     213,651,585           0.43%  0.15% to 2.70%   32.49% to 36.25%
        2012                            93,529,444  0.85 to 4.93     171,638,603           0.06   0.15% to 2.95%    9.46% to 12.57%
        2011                            94,605,992  0.77 to 4.43     158,364,311           4.02   0.15% to 2.95%   -0.84% to 1.97%
        2010                           101,181,117  0.76 to 4.39     169,966,718           0.62   0.15% to 2.95%    9.97% to 12.41%
        2009                           102,589,393  0.69 to 3.95     158,767,856           0.38   0.15% to 2.95%   23.38% to 26.88%

     Ivy VIP High Income:
        2013                            29,855,621  1.02 to 2.04      53,904,115           4.48%  1.20% to 2.95%    7.29% to 9.18%
        2012                            23,189,936  1.70 to 1.87      43,430,987           6.39   1.25% to 2.35%   15.88% to 17.16%
        2011                            24,034,242  1.47 to 1.60      38,417,989           7.24   1.25% to 2.35%    2.82% to 3.96%
        2010                            26,384,450  1.14 to 1.54      40,569,864           7.75   1.25% to 2.35%   12.19% to 13.43%
        2009                            26,341,150  1.05 to 1.36      35,706,905           8.80   1.25% to 2.35%   43.02% to 44.6%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Ivy VIP Intl Core Equity:
        2013                            75,575,716  0.97 to 5.83  $  198,584,479           1.65%  0.15% to 2.95%   21.28% to 24.72%
        2012                            80,872,427  0.80 to 4.67     173,054,725           2.30   0.15% to 2.95%   10.03% to 13.16%
        2011                            79,871,271  0.73 to 4.13     154,972,837           1.55   0.15% to 2.95%  -16.39% to -14.01%
        2010                            80,708,859  0.87 to 4.80     187,763,575           1.37   0.15% to 2.95%   12.51% to 13.92%
        2009                            83,831,899  1.00 to 3.53     175,751,468           3.64   0.15% to 2.95%   35.06% to 36.76%

     Ivy VIP Intl Growth:
        2013                            35,159,144  1.04 to 2.14      70,734,187           0.86%  1.20% to 2.70%   15.76% to 17.80%
        2012                            28,439,829  0.90 to 1.82      47,979,312           1.89   1.20% to 2.70%   14.61% to 16.64%
        2011                            23,788,302  0.78 to 1.56      34,029,156           0.41   1.20% to 2.70%  -10.01% to -8.42%
        2010                            19,787,904  0.86 to 1.70      30,611,721           0.91   1.20% to 2.70%   11.45% to 13.42%
        2009                            15,524,625  0.79 to 1.50      20,994,285           1.57   1.20% to 2.65%   23.94% to 25.38%

     Ivy VIP Limited-Term Bond:
        2013                            29,301,920  0.99 to 1.02      29,758,599           0.00%  1.25% to 2.35%   -2.84% to -1.77%
        2012                            12,787,214  1.02 to 1.03      13,221,134           4.27   1.25% to 2.10%    0.96% to 2.07%
        2011 (d)                         4,572,538      1.01           4,631,428           2.70   1.25% to 2.10%    0.54% to 1.28%

     Ivy VIP Micro Cap Growth:
        2013                            12,081,016  1.17 to 3.79      33,572,563           0.00%  0.15% to 2.45%   52.72% to 57.05%
        2012                            11,690,982  1.43 to 2.41      20,455,674           0.00   0.15% to 2.45%    8.58% to 11.67%
        2011                            11,475,577  1.31 to 2.16      18,327,832           0.00   0.15% to 2.45%   -9.71% to -7.15%
        2010                            11,630,747  0.96 to 2.33      20,514,465           0.00   0.15% to 2.45%   37.59% to 40.64%
        2009                            10,358,930  0.86 to 1.58      13,119,313           0.00   0.15% to 2.45%   38.01% to 41.08%

     Ivy VIP Mid Cap Growth:
        2013                            25,625,540  1.09 to 2.41      61,674,250           0.00%  1.20% to 2.70%   26.16% to 28.39%
        2012                            16,758,602  1.70 to 1.88      31,405,038           0.00   1.20% to 2.50%   10.25% to 12.20%
        2011                            11,743,579  1.55 to 1.67      19,611,643           0.01   1.20% to 2.35%   -3.44% to -1.74%
        2010                             9,990,526  1.17 to 1.70      16,985,625           0.04   1.20% to 2.35%   28.50% to 29.99%
        2009                            10,231,443  0.92 to 1.31      13,387,186           0.00   1.20% to 2.25%   43.26% to 44.91%

     Ivy VIP Money Market:
        2013                            13,444,125  0.95 to 1.03      13,852,053           0.02%  1.25% to 2.10%   -2.30% to -1.22%
        2012                            11,851,618  0.97 to 1.04      12,361,898           0.02   1.25% to 2.10%   -2.31% to -1.23%
        2011                            11,474,152  0.99 to 1.06      12,115,872           0.02   1.25% to 2.10%   -2.30% to -1.23%
        2010                             9,820,525  0.79 to 1.07      10,497,804           0.07   1.25% to 2.10%   -2.25% to -1.16%
        2009                             9,728,906  0.84 to 1.08      10,522,716           1.04   1.25% to 2.10%   -1.33% to -0.24%

     Ivy VIP Pathfinder Aggressive:
        2013                            11,324,682  1.11 to 1.33      15,083,577           6.82%  1.25% to 2.10%   24.18% to 25.56%
        2012                             8,710,996  1.02 to 1.06       9,241,185           0.88   1.25% to 2.10%    9.56% to 10.78%
        2011                             8,401,205  0.93 to 0.96       8,044,198           1.18   1.25% to 2.10%   -6.38% to -5.34%
        2010                             8,413,753  0.90 to 1.01       8,511,526           1.06   1.25% to 1.90%   12.85% to 14.10%
        2009                             5,104,375  0.82 to 0.89       4,525,820           0.31   1.25% to 1.90%   20.45% to 21.78%

     Ivy VIP Pathfinder Conserv:
        2013                            31,137,476  1.16 to 1.23      38,441,011           5.76%  1.25% to 2.35%   12.09% to 13.32%
        2012                            32,510,842  1.03 to 1.09      35,416,934           0.94   1.25% to 2.35%    4.45% to 5.61%
        2011                            29,399,669  1.00 to 1.03      30,322,228           1.30   1.25% to 2.10%   -1.59% to -0.5%
        2010                            25,934,863  0.92 to 1.04      26,885,261           0.91   1.25% to 2.10%    6.84% to 8.02%
        2009                            18,729,559  0.89 to 0.96      17,974,424           0.07   1.25% to 2.10%   10.33% to 11.55%

     Ivy VIP Pathfinder Mod Agg MVF:
        2013 (a)                         4,483,033      1.05           4,718,009           0.00%  1.20% to 1.85%    4.81% to 5.25%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Ivy VIP Pathfinder Mod Aggr:
        2013                           199,993,740  1.23 to 1.31  $  262,668,042           5.45%  1.25% to 2.35%   20.94% to 22.28%
        2012                           188,978,835  1.02 to 1.07     202,976,405           0.76   1.25% to 2.35%    8.22% to 9.42%
        2011                           157,784,952  0.94 to 0.98     154,854,114           0.81   1.25% to 2.35%   -5.27% to -4.22%
        2010                           133,261,386  0.91 to 1.02     136,560,113           0.77   1.25% to 2.35%   11.81% to 13.04%
        2009                           110,871,827  0.84 to 0.91     100,508,280           0.29   1.25% to 1.90%   17.90% to 19.20%

     Ivy VIP Pathfinder Mod Con MVF:
        2013 (a)                         1,511,308      1.04           1,569,503           0.00%  1.20% to 1.85%    3.42% to 3.86%

     Ivy VIP Pathfinder Mod Cons:
        2013                            66,516,350  1.19 to 1.27      84,376,051           4.97%  1.25% to 2.35%   14.98% to 16.25%
        2012                            56,885,400  1.04 to 1.09      62,073,747           0.91   1.25% to 2.35%    5.88% to 7.05%
        2011                            48,794,221  1.00 to 1.02      49,730,877           1.09   1.25% to 1.90%   -2.32% to -1.24%
        2010                            42,059,307  0.92 to 1.03      43,409,545           0.88   1.25% to 1.90%    8.40% to 9.59%
        2009                            31,240,117  0.87 to 0.94      29,420,895           0.12   1.25% to 1.90%   12.45% to 13.69%

     Ivy VIP Pathfinder Mod MVF:
        2013 (a)                        12,202,626      1.05          12,777,268           0.00%  1.20% to 1.85%    4.28% to 4.72%

     Ivy VIP Pathfinder Moderate:
        2013                           179,607,449  1.09 to 1.29     232,016,381           4.78%  1.25% to 2.35%   18.03% to 19.34%
        2012                           172,188,520  1.03 to 1.08     186,390,832           0.94   1.25% to 2.35%    6.97% to 8.16%
        2011                           142,546,422  0.96 to 1.00     142,647,642           1.06   1.25% to 2.35%   -3.75% to -2.68%
        2010                           127,486,896  0.91 to 1.03     131,104,397           0.62   1.25% to 2.35%   10.02% to 11.23%
        2009                            96,308,869  0.86 to 0.92      89,041,069           0.18   1.25% to 2.35%   15.21% to 16.49%

     Ivy VIP Real Estate Sec:
        2013                             7,305,391  1.04 to 1.81      13,215,918           1.11%  1.25% to 2.35%   -1.22% to -0.13%
        2012                             7,467,113  1.65 to 1.81      13,525,470           0.73   1.25% to 2.35%   14.98% to 16.25%
        2011                             8,017,939  1.43 to 1.56      12,492,706           0.77   1.25% to 2.35%    2.58% to 3.71%
        2010                             8,466,671  1.12 to 1.50      12,720,196           1.83   1.25% to 2.35%   25.53% to 26.91%
        2009                             8,911,189  0.92 to 1.18      10,548,794           3.05   1.25% to 2.35%   20.75% to 22.08%

     Ivy VIP Science & Tech:
        2013                            23,249,425  1.19 to 3.60      78,961,071           0.00%  1.20% to 2.95%   51.84% to 54.52%
        2012                            21,813,387  1.22 to 2.33      47,728,649           0.00   1.20% to 2.70%   24.11% to 26.30%
        2011                            21,675,426  0.98 to 1.85      37,530,970           0.00   1.20% to 2.70%   -8.50% to -6.89%
        2010                            21,345,781  1.06 to 1.98      39,710,933           0.00   1.20% to 2.70%   10.14% to 11.41%
        2009                            20,646,570  0.97 to 1.77      34,550,914           0.36   1.20% to 2.70%   39.66% to 42.13%

     Ivy VIP Small Cap Growth:
        2013                            33,183,894  1.12 to 4.42      77,759,128           0.00%  0.15% to 2.70%   39.20% to 43.14%
        2012                            33,350,240  0.91 to 3.09      55,911,570           0.00   0.15% to 2.70%    2.10% to 5.01%
        2011                            32,636,535  1.20 to 2.94      54,068,639           0.00   0.15% to 2.50%  -13.20% to -10.74%
        2010                            33,197,076  1.01 to 3.29      63,551,777           0.00   0.15% to 2.50%   25.86% to 28.66%
        2009                            34,388,501  0.81 to 2.18      52,738,867           0.43   0.15% to 2.50%   30.81% to 34.52%

     Ivy VIP Small Cap Value:
        2013                            28,772,551  1.13 to 3.53      69,610,037           0.85%  0.15% to 2.70%   29.65% to 33.33%
        2012                            31,577,378  1.08 to 2.65      57,793,996           0.44   0.15% to 2.70%   15.18% to 18.46%
        2011                            35,246,034  0.94 to 2.24      55,427,264           0.48   0.15% to 2.70%  -15.32% to -12.92%
        2010                            36,608,933  1.04 to 2.57      67,867,012           0.07   0.15% to 2.70%   23.48% to 26.22%
        2009                            40,042,460  0.91 to 1.81      60,056,321           0.00   0.15% to 2.70%   26.15% to 28.95%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     Ivy VIP Value:
        2013                            47,324,536  1.12 to 4.43  $  100,335,907           0.75%  0.15% to 2.45%   31.40% to 35.13%
        2012                            44,446,618  1.25 to 3.28      70,629,414           1.31   0.15% to 2.45%   15.42% to 18.70%
        2011                            49,224,011  1.06 to 2.76      66,603,573           0.74   0.15% to 2.35%  -10.01% to -7.46%
        2010                            50,156,311  0.90 to 2.98      75,268,894           0.89   0.15% to 2.35%   15.95% to 18.53%
        2009                            52,735,801  0.78 to 2.12      68,217,574           2.11   0.15% to 2.40%   24.88% to 26.45%

     Janus Aspen Balanced SS:
        2013                             8,307,837  1.80 to 2.19      18,122,843           1.36%  1.20% to 2.50%   16.32% to 18.37%
        2012                             8,271,257  1.54 to 1.85      15,241,017           2.58   1.20% to 2.50%   10.07% to 12.02%
        2011                             8,261,325  1.39 to 1.65      13,581,346           2.20   1.20% to 2.50%   -1.58% to .15%
        2010                             8,252,990  1.07 to 1.65      13,518,058           2.61   1.20% to 2.50%    4.98% to 6.83%
        2009                             7,270,901  1.02 to 1.54      11,107,482           2.73   1.20% to 2.50%   21.93% to 24.08%

     Janus Aspen Forty SS:
        2013                            18,886,986  1.37 to 2.61      37,829,729           0.58%  0.15% to 2.50%   27.08% to 30.69%
        2012                            19,100,462  1.06 to 2.02      28,002,189           0.57   0.15% to 2.50%   20.25% to 23.67%
        2011                            21,614,979  0.87 to 1.65      25,774,793           0.25   0.15% to 2.50%   -9.64% to -7.08%
        2010                            24,729,258  0.93 to 1.79      32,099,720           0.22   0.15% to 2.50%    3.39% to 6.32%
        2009                            26,651,654  0.90 to 1.70      31,787,528           0.01   0.15% to 2.50%   41.77% to 45.80%

     Janus Aspen Overseas SS:
        2013                            26,305,311  0.89 to 3.21      68,802,825           3.09%  0.15% to 2.70%   10.96% to 14.11%
        2012                            29,896,862  0.79 to 2.85      68,138,723           0.62   0.15% to 2.95%    9.88% to 13.01%
        2011                            31,549,934  0.72 to 2.53      62,638,589           0.38   0.15% to 2.95%  -34.30% to -32.44%
        2010                            33,766,643  1.10 to 3.78      96,607,035           0.54   0.15% to 2.95%   21.39% to 24.83%
        2009                            37,817,405  0.90 to 3.06      86,722,726           0.41   0.15% to 2.95%   73.87% to 78.80%

     Janus Aspen Perk Mid Cp Val SS:
        2013                            17,688,212  1.20 to 1.32      23,300,705           1.18%  1.20% to 2.70%   22.16% to 24.31%
        2012                            12,003,773  0.97 to 1.06      12,720,933           0.92   1.20% to 2.95%    7.55% to 9.46%
        2011                             8,530,875  0.90 to 0.97       8,258,913           0.62   1.20% to 2.95%   -5.80% to -4.14%
        2010                             6,908,947  0.87 to 1.01       6,978,182           0.59   1.20% to 2.95%   12.02% to 13.99%
        2009                             4,695,146  0.80 to 0.89       4,160,561           0.39   1.20% to 2.95%   29.05% to 31.33%

     MFS VIT Inv Growth Ser SS:
        2013                            22,867,042  1.30 to 2.07      47,155,487           0.43%  1.20% to 2.95%   26.27% to 28.50%
        2012                            22,007,866  1.03 to 1.61      35,290,452           0.23   1.20% to 2.95%   13.28% to 15.29%
        2011                            19,172,167  0.91 to 1.40      26,655,862           0.27   1.20% to 2.95%   -2.54% to -0.83%
        2010                            18,014,982  0.92 to 1.41      25,236,497           0.27   1.20% to 2.95%    8.89% to 10.81%
        2009                            15,441,205  0.86 to 1.27      19,483,437           0.42   1.20% to 2.95%   35.05% to 37.44%

     MFS VIT Mid Cap Growth Ser SS:
        2013                               549,856  1.42 to 1.99       1,041,853           0.00%  1.20% to 2.45%   33.23% to 35.58%
        2012                               611,502  1.06 to 1.47         851,441           0.00   1.20% to 2.45%   13.03% to 15.03%
        2011                               575,827  0.93 to 1.28         687,831           0.00   1.20% to 2.20%   -8.89% to -7.28%
        2010                               608,438  0.81 to 1.38         780,036           0.00   1.20% to 2.20%   25.45% to 27.66%
        2009                               591,349  0.66 to 1.08         583,849           0.00   1.20% to 2.15%   37.14% to 39.56%

     MFS VIT New Discovery Ser SS:
        2013                             4,085,597  2.09 to 3.01      11,654,695           0.00%  1.20% to 2.50%   37.12% to 39.53%
        2012                             4,155,106  1.52 to 2.16       8,443,210           0.00   1.20% to 2.50%   17.37% to 19.45%
        2011                             4,507,820  1.29 to 1.81       7,667,971           0.00   1.20% to 2.50%  -13.09% to -11.56%
        2010                             4,946,291  1.19 to 2.04       9,502,931           0.00   1.20% to 2.65%   31.99% to 34.32%
        2009                             5,870,471  0.90 to 1.52       8,419,215           0.00   1.20% to 2.65%   58.19% to 60.98%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     MFS VIT Value Ser SS:
        2013                            38,069,616  1.23 to 2.40  $   91,139,955           1.00%  1.20% to 2.95%   31.66% to 33.98%
        2012                            39,926,853  0.94 to 1.79      71,304,247           1.43   1.20% to 2.95%   12.51% to 14.50%
        2011                            38,623,485  0.83 to 1.57      60,200,935           1.27   1.20% to 2.95%   -3.35% to -1.65%
        2010                            38,521,743  0.86 to 1.59      60,992,462           1.28   1.20% to 2.95%    7.99% to 9.89%
        2009                            34,639,045  0.80 to 1.45      49,776,316           1.15   1.20% to 2.95%   18.89% to 20.99%

     MorgStanley UIF Emg Mk Eq Cl 2:
        2013                            24,207,956  0.70 to 0.76      18,500,069           1.10%  1.20% to 2.70%   -3.97% to -2.28%
        2012                            12,451,514  0.72 to 0.78       9,738,154           0.00   1.20% to 2.70%   16.34% to 18.40%
        2011                             9,348,723  0.62 to 0.66       6,174,717           0.37   1.20% to 2.70%  -20.61% to -19.21%
        2010                             6,972,718  0.71 to 0.82       5,700,989           0.56   1.20% to 2.70%   15.49% to 17.53%
        2009                             4,766,549  0.63 to 0.70       3,315,951           0.00   1.20% to 2.70%   65.17% to 68.09%

     NeubergerBerman Soc Resp S Cl:
        2013                             1,088,726  1.19 to 1.29       1,406,230           0.71%  1.20% to 2.45%   33.43% to 35.78%
        2012                               591,475  0.89 to 0.95         562,689           0.10   1.20% to 2.45%    7.51% to 9.41%
        2011                               577,007  0.83 to 0.87         501,637           0.27   1.20% to 2.35%   -5.96% to -4.31%
        2010                               518,257  0.78 to 0.91         470,876           0.03   1.20% to 2.35%   19.20% to 21.30%
        2009                               258,161  0.68 to 0.75         193,379           1.84   1.20% to 2.35%   27.49% to 29.74%

     Oppenheimer Cap App VA SS:
        2013                             1,803,503  1.41 to 1.85       3,272,107           0.76%  1.20% to 2.45%   25.67% to 27.89%
        2012                             1,916,070  1.12 to 1.45       2,713,705           0.40   1.20% to 2.45%   10.49% to 12.45%
        2011                             1,836,974  1.01 to 1.29       2,300,025           0.12   1.20% to 2.40%   -4.24% to -2.55%
        2010                             2,287,883  0.81 to 1.32       2,925,090           0.00   1.20% to 2.40%    5.97% to 7.84%
        2009                             2,620,587  0.77 to 1.23       3,082,685           0.01   1.20% to 2.40%   39.96% to 42.43%

     Oppenheimer Gbl Str Inc VA SS:
        2013                            34,774,538  0.29 to 0.44      15,248,770           4.61%  1.20% to 2.70%   -3.26% to -1.55%
        2012                            37,892,773  0.30 to 0.45      16,880,907          16.30   1.20% to 2.70%   11.23% to 13.20%
        2011                            46,759,073  0.27 to 0.39      18,403,997           9.10   1.20% to 2.70%   -5.38% to -3.72%
        2010                            51,073,165  0.25 to 0.41      20,876,097           6.12   1.20% to 2.70%   11.12% to 13.08%
        2009                            55,985,903  0.23 to 0.36      20,242,547           0.00   1.20% to 2.70%   22.29% to 24.44%

     Oppenheimer Int'l Grow VA SS:
        2013                             8,926,807  2.11 to 3.20      27,679,142           0.92%  1.20% to 2.45%   22.06% to 24.21%
        2012                             2,384,502  1.72 to 2.58       5,773,145           1.08   1.20% to 2.45%   18.14% to 20.23%
        2011                             2,156,904  1.45 to 2.10       4,344,425           0.75   1.20% to 2.45%  -10.29% to -8.71%
        2010                             2,374,859  0.86 to 2.30       5,214,856           1.04   1.20% to 2.30%   11.29% to 13.25%
        2009                             2,550,767  0.77 to 2.03       4,884,950           1.21   1.20% to 2.30%   35.01% to 37.40%

     Oppenheimer MS Sm Cap VA SS:
        2013                             1,300,521  1.31 to 1.42       1,851,218           0.73%  1.20% to 2.50%   36.54% to 38.95%
        2012                               944,449  0.96 to 1.02         967,529           0.31   1.20% to 2.50%   14.23% to 16.25%
        2011                               639,874  0.83 to 0.88         563,809           0.39   1.20% to 2.50%   -5.22% to -3.55%
        2010                               551,148  0.79 to 0.91         503,518           0.32   1.20% to 2.50%   19.49% to 21.59%
        2009                               345,848  0.68 to 0.75         259,853           0.48   1.20% to 2.15%   32.90% to 35.25%

     PIMCO VIT Glb Div All Adv Cl:
        2013 (b)                        10,798,585  1.04 to 1.05      11,284,615           7.12%  1.20% to 2.10%    3.29% to 4.50%

     PIMCO VIT Low Dur Port Adv Cl:
        2013                            55,865,440  1.00 to 1.05      58,445,137           1.31%  1.20% to 2.50%   -3.13% to -1.42%
        2012                            35,586,911  1.03 to 1.06      37,768,230           1.79   1.20% to 2.50%    2.66% to 4.48%
        2011                            21,831,704  0.99 to 1.02      22,175,603           1.57   1.20% to 2.45%   -1.92% to -0.20%
        2010 (e)                         8,930,847  0.99 to 1.02       9,089,634           1.18   1.20% to 2.45%    0.59% to 1.77%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     PIMCO VIT Total Return Adv Cl:
        2013                           132,608,027  1.05 to 1.11  $  146,752,783           2.17%  1.20% to 2.70%   -4.90% to -3.22%
        2012                            67,799,971  1.10 to 1.14      77,528,778           2.47   1.20% to 2.70%    6.30% to 8.18%
        2011                            37,179,019  1.03 to 1.06      39,293,611           2.56   1.20% to 2.70%    0.50% to 2.27%
        2010 (e)                        17,510,432  1.00 to 1.03      18,092,641           1.58   1.20% to 2.45%    2.15% to 3.36%

     Putnam VT Equity Income Cl IB:
        2013                             2,748,869  1.53 to 1.91       5,207,946           1.71%  1.20% to 2.20%   28.57% to 30.84%
        2012                             2,053,229  1.17 to 1.46       2,957,298           2.16   1.20% to 2.30%   15.83% to 17.88%
        2011                             1,873,293  1.00 to 1.24       2,258,298           1.77   1.20% to 2.30%   -1.04% to 0.71%
        2010                             1,779,712  0.68 to 1.23       2,125,639           1.91   1.20% to 2.30%    9.33% to 11.26%
        2009                             1,701,127  0.96 to 1.11       1,837,650           3.91   1.20% to 2.30%   25.43% to 27.65%

     Putnam VT Growth and Inc Cl IB:
        2013                             1,980,017  1.51 to 1.90       3,700,048           1.15%  1.20% to 2.45%   31.74% to 34.06%
        2012                               907,577  1.14 to 1.41       1,239,146           1.62   1.20% to 2.45%   15.67% to 17.71%
        2011                               909,266  0.98 to 1.20       1,043,398           1.30   1.20% to 2.45%   -7.41% to -5.78%
        2010                             1,023,986  0.76 to 1.28       1,254,913           1.52   1.20% to 2.45%   11.05% to 13.01%
        2009                             1,088,479  0.69 to 1.13       1,177,270           2.69   1.20% to 2.05%   26.04% to 28.26%

     Putnam VT Inter Eq Cl IB:
        2013                             2,612,806  0.87 to 1.98       4,930,194           1.49%  1.20% to 2.70%   24.35% to 26.54%
        2012                             3,157,120  0.70 to 1.57       4,726,792           2.23   1.20% to 2.70%   18.36% to 20.46%
        2011                             3,595,873  0.59 to 1.30       4,483,286           3.46   1.20% to 2.70%  -19.35% to -17.92%
        2010                             4,345,396  0.72 to 1.59       6,608,980           3.53   1.20% to 2.70%    6.83% to 8.71%
        2009                             4,911,722  0.67 to 1.46       6,865,855           0.00   1.20% to 2.70%   21.01% to 23.15%

     Putnam VT Multi-Cap Gro Cl IB:
        2013                               353,379  1.66 to 2.26         768,937           0.48%  1.20% to 2.35%   32.48% to 34.81%
        2012                               324,530  1.25 to 1.67         522,349           0.23   1.20% to 2.35%   13.36% to 15.36%
        2011                               368,643  1.09 to 1.45         510,718           0.25   1.20% to 2.35%   -7.84% to -6.21%
        2010                               269,361  0.91 to 1.55         393,105           0.33   1.20% to 2.05%   16.08% to 18.13%
        2009                               251,101  0.78 to 1.31         307,466           0.35   1.20% to 2.05%   28.30% to 30.56%

     Putnam VT Voyager Cl IB:
        2013                             2,142,270  1.67 to 2.16       4,535,399           0.87%  1.20% to 2.45%   39.55% to 42.01%
        2012                             2,591,926  1.23 to 1.52       3,868,149           0.33   1.20% to 2.00%   10.90% to 12.86%
        2011                             2,756,533  1.09 to 1.35       3,637,630           0.00   1.20% to 2.05%  -20.23% to -18.83%
        2010                             1,520,611  1.07 to 1.66       2,401,335           1.00   1.20% to 2.20%   17.29% to 19.36%
        2009                               836,915  0.94 to 1.39       1,073,552           0.68   1.20% to 1.85%   59.14% to 61.94%

     SFT Advantus Bond Cl 2:
        2013                           123,439,047  1.05 to 4.83     188,394,921           0.00%  0.15% to 2.95%   -3.54% to -0.80%
        2012                           116,666,035  1.08 to 4.86     185,820,211           0.00   0.15% to 2.95%    4.29% to 7.25%
        2011                           123,104,222  1.04 to 4.54     185,651,283           0.00   0.15% to 2.95%    6.53% to 7.86%
        2010                           137,293,284  0.84 to 4.21     193,861,892           0.00   0.15% to 2.95%    6.24% to 8.11%
        2009                           140,897,572  0.82 to 3.85     186,788,832           0.00   0.15% to 2.95%   12.21% to 15.39%

     SFT Advantus Index 400 MC Cl 2:
        2013                            25,721,614  1.40 to 4.36      79,959,398           0.00%  0.15% to 2.95%   28.92% to 32.58%
        2012                            29,094,337  1.08 to 3.29      68,544,002           0.00   0.15% to 2.95%   13.83% to 17.07%
        2011                            30,994,418  0.95 to 2.81      62,696,742           0.00   0.15% to 2.95%   -5.10% to -2.41%
        2010                            32,561,978  1.00 to 2.88      68,004,218           0.00   0.15% to 2.95%   22.27% to 24.43%
        2009                            34,387,142  0.82 to 2.29      57,474,226           0.00   0.15% to 2.95%   32.47% to 36.23%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                   AT DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                                      ------------------------------------------  --------------------------------------------------
                                                     UNIT FAIR                                    EXPENSE RATIO      TOTAL RETURN
                                          UNITS     VALUE LOWEST                   INVESTMENT       LOWEST TO          LOWEST TO
                                       OUTSTANDING   TO HIGHEST     NET ASSETS    INCOME RATIO*     HIGHEST**         HIGHEST***
                                      ------------------------------------------  --------------------------------------------------
     SFT Advantus Index 500 Cl 2:
        2013                            50,255,635  1.20 to 8.62  $  169,024,269           0.00%  0.15% to 2.70%   27.88% to 31.51%
        2012                            47,360,200  1.06 to 6.55     128,781,432           0.00   0.15% to 2.65%   12.06% to 15.25%
        2011                            51,633,033  0.93 to 5.68     121,561,386           0.00   0.15% to 2.65%   -1.35% to 1.44%
        2010                            57,990,660  0.83 to 5.60     134,709,384           0.00   0.15% to 2.65%   11.21% to 13.17%
        2009                            64,777,011  0.75 to 4.90     131,119,756           0.00   0.15% to 2.65%   22.21% to 25.68%

     SFT Advantus Intl Bond Cl 2:
        2013                            53,370,550  1.39 to 2.74      94,801,068           0.00%  0.15% to 2.95%   -2.98% to -0.23%
        2012                            49,041,835  1.42 to 2.75      89,932,944           0.00   0.15% to 2.95%   12.81% to 16.02%
        2011                            48,013,724  1.26 to 2.37      77,525,751           0.00   0.15% to 2.95%   -3.15% to -0.41%
        2010                            46,483,703  1.07 to 2.38      77,196,207           0.00   0.15% to 2.95%   10.59% to 12.55%
        2009                            43,385,285  1.00 to 2.09      64,982,851           0.00   0.15% to 2.95%   14.14% to 17.38%

     SFT Advantus Managed Vol:
        2013 (b)                        49,719,645      1.06          52,930,577           0.00%  1.20% to 1.95%    5.22% to 6.46%

     SFT Advantus Money Market:
        2013                            33,237,413  0.87 to 2.36      39,432,534           0.00%  0.15% to 2.70%   -2.91% to -0.15%
        2012                            36,256,062  0.89 to 2.36      44,390,256           0.00   0.15% to 2.95%   -2.92% to -0.15%
        2011                            42,378,889  0.91 to 2.37      53,238,712           0.00   0.15% to 2.95%   -2.90% to -0.15%
        2010                            42,110,728  0.77 to 2.37      52,945,041           0.04   0.15% to 2.95%   -2.91% to -1.20%
        2009                            46,944,447  0.81 to 2.37      59,612,988           0.30   0.15% to 2.95%   -2.64% to 0.12%

     SFT Advantus Mortgage Cl 2:
        2013                            40,157,011  0.91 to 4.51      59,060,052           0.00%  0.15% to 2.70%   -4.83% to -2.12%
        2012                            34,733,069  0.96 to 4.60      56,007,270           0.00   0.15% to 2.95%    0.47% to 3.33%
        2011                            38,393,703  0.94 to 4.46      61,244,089           0.00   0.15% to 2.95%    3.64% to 6.57%
        2010                            44,591,072  0.79 to 4.18      66,859,188           0.00   0.15% to 2.95%    3.65% to 5.48%
        2009                            48,097,169  0.78 to 3.92      69,742,214           0.00   0.15% to 2.95%    4.91% to 7.89%

     SFT Advantus Real Estate Cl 2:
        2013                            23,420,633  1.01 to 3.60      65,476,353           0.00%  0.15% to 2.95%   -1.79% to 1.00%
        2012                            20,836,995  0.03 to 3.58      58,910,326           0.00   0.15% to 2.95%   14.47% to 17.72%
        2011                            21,720,712  0.90 to 3.08      52,758,375           0.00   0.15% to 2.95%    2.36% to 5.26%
        2010                            23,884,459  0.78 to 2.97      55,834,052           0.00   0.15% to 2.95%   25.17% to 27.38%
        2009                            26,575,350  0.62 to 2.23      48,836,671           0.00   0.15% to 2.95%   20.97% to 24.41%

     TOPS Mgd Risk Bal ETF Cl 2:
        2011                            19,382,940  1.07 to 1.09      21,096,098           0.98%  1.20% to 2.45%    4.79% to 6.64%
        2012 (c)                         7,120,925  1.01 to 1.02       7,267,326           0.12   1.20% to 2.25%    0.87% to 2.06%

     TOPS Mgd Risk Flex ETF Cl 2:
        2013 (a)                         2,452,068      1.03           2,520,954           0.00%  1.20% to 1.85%    2.38% to 2.81%

     TOPS Mgd Risk Growth ETF Cl 2:
        2011                            71,329,381  1.14 to 1.16      83,081,940           1.30%  1.20% to 2.25%   12.59% to 14.57%
        2012 (c)                        10,397,862  1.01 to 1.02      10,570,257           0.10   1.20% to 2.25%    0.48% to 1.66%

     TOPS Mgd Risk Mod Gro ETF Cl 2:
        2011                            25,004,219  1.11 to 1.13      28,318,918           0.99%  1.20% to 2.25%    9.13% to 11.05%
        2012 (c)                         5,844,665  1.01 to 1.02       5,960,555           0.13   1.20% to 2.25%    0.80% to 1.98%

                                                                     (Continued)

                            VARIABLE ANNUITY ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

----------
     * These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and administrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the under- lying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

     ** This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

     *** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

     (a) Period from October 4, 2013 (Commencement of operations) to December 31, 2013.

     (b) Period from May 1, 2013 (Commencement of operations) to December 31, 2013.

     (c) Period from May 1, 2012 (Commencement of operations) to December 31, 2012.

     (d) Period from April 29, 2011 (Commencement of operations) to December 31, 2011.

     (e) Period from April 30, 2010 (Commencement of operations) to December 31, 2010.

(8)  SUBSEQUENT EVENTS

     Management has evaluated subsequent events through March 31, 2014, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

[KPMG LOGO]






                                   MINNESOTA LIFE INSURANCE COMPANY
                                           AND SUBSIDIARIES


                                  CONSOLIDATED FINANCIAL STATEMENTS
                                     AND SUPPLEMENTARY SCHEDULES

                                   DECEMBER 31, 2013, 2012 AND 2011

[KPMG LOGO]
             KPMG LLP
             4200 Wells Fargo Center
             90 South Seventh Street
             Minneapolis, MN 55402


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated financial statements of Minnesota Life Insurance Company and subsidiaries (collectively, the Company), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations and comprehensive income
(loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2013, and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013 in accordance with U.S. generally accepted accounting principles.

             KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative
                    ("KPMG International"), a Swiss entity.

OTHER MATTERS

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The information contained in
Schedule I, Schedule III, and Schedule IV are presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

                                        /s/ KPMG LLP
Minneapolis, Minnesota
March 4, 2014

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2013 AND 2012
                                 (IN THOUSANDS)


Assets                                                                                         2013                   2012
-----------------------------------------------------------------------------------      -----------------     ------------------
    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $10,782,877 and $10,134,588)      $     11,151,480       $     11,155,562
    Equity securities, at fair value (cost $336,108 and $271,869)                                  403,409                317,272
    Mortgage loans, net                                                                          1,760,316              1,538,502
    Finance receivables, net                                                                       261,519                236,762
    Policy loans                                                                                   356,696                352,756
    Alternative investments (cost $407,663 and $424,367)                                           495,219                494,890
    Fixed maturity securities on loan, at fair value
      (amortized cost $40,659 and $43,649)                                                          40,662                 47,560
    Equity securities on loan, at fair value (cost $1,403 and $4,789)                                1,656                  5,692
    Derivative instruments                                                                         224,375                195,693
    Other invested assets                                                                           45,618                 75,409
                                                                                         -----------------     ------------------
      Total investments                                                                         14,740,950             14,420,098

    Cash and cash equivalents                                                                      293,622                268,990
    Securities held as collateral                                                                   21,613                 28,241
    Deferred policy acquisition costs                                                            1,038,386                685,217
    Accrued investment income                                                                      126,185                121,967
    Premiums and fees receivable                                                                   238,867                202,160
    Property and equipment, net                                                                     90,718                 82,339
    Reinsurance recoverables                                                                     1,061,220              1,025,915
    Goodwill and intangible assets, net                                                             53,772                 45,825
    Other assets                                                                                   100,330                 83,016
    Separate account assets                                                                     18,044,905             14,373,479
                                                                                         -----------------     ------------------
         Total assets                                                                     $     35,810,568       $     31,337,247
                                                                                         =================     ==================

Liabilities and Stockholder's Equity
------------------------------------
Liabilities:

    Policy and contract account balances                                                  $      8,368,493       $      7,690,938
    Future policy and contract benefits                                                          2,856,092              3,014,902
    Pending policy and contract claims                                                             465,117                421,875
    Other policyholder funds                                                                     1,096,356                922,453
    Policyholder dividends payable                                                                  30,810                 34,013
    Unearned premiums and fees                                                                     319,079                208,183
    Pension and other postretirement benefits                                                        9,893                 20,023
    Income tax liability:
       Current                                                                                       2,248                  7,326
       Deferred                                                                                    185,715                354,530
    Securities in transit                                                                           47,001                 74,674
    Accrued commissions and expenses                                                               195,368                167,831
    Other liabilities                                                                              436,941                282,336
    Short-term debt                                                                                 50,000                 50,000
    Long-term debt                                                                                 318,000                268,000
    Securities lending collateral                                                                   30,748                 40,740
    Separate account liabilities                                                                18,044,905             14,373,479
                                                                                         ------------------     ------------------
      Total liabilities                                                                         32,456,766             27,931,303
                                                                                         ------------------     ------------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
       issued and outstanding                                                                        5,000                  5,000
 Additional paid in capital                                                                        179,522                179,522
 Accumulated other comprehensive income (loss)                                                     269,108                492,466
 Retained earnings                                                                               2,900,172              2,728,956
                                                                                         ------------------     ------------------
      Total stockholder's equity                                                                 3,353,802              3,405,944
                                                                                         ------------------     ------------------
         Total liabilities and stockholder's equity                                       $     35,810,568       $     31,337,247
                                                                                         ==================     ==================





See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)

                                                                                       2013            2012             2011
                                                                                  ---------------  -------------   --------------
Revenues:

 Premiums                                                                          $   1,786,106   $  1,663,828    $   1,541,999
 Policy and contract fees                                                                603,380        554,007          535,352
 Net investment income                                                                   639,008        629,333          618,124
 Net realized investment gains (losses)
  Other-than-temporary-impairments on fixed maturity securities                             (495)          (287)          (6,707)
  Other-than-temporary-impairments on fixed maturity securities
   transferred to other comprehensive income                                                   -              -            1,169
  Other net realized investment gains (losses)                                           (36,333)        83,016           57,113
                                                                                  ---------------  -------------   --------------
   Total net realized investment gains (losses)                                          (36,828)        82,729           51,575
 Finance charge income                                                                    77,112         70,851           64,691
 Commission income                                                                       126,558        118,742          103,426
 Other income                                                                             37,937         31,219           30,546
                                                                                  ---------------  -------------   --------------
   Total revenues                                                                      3,233,273      3,150,709        2,945,713
                                                                                  ---------------  -------------   --------------

Benefits and expenses:

 Policyholder benefits                                                                 1,728,152      1,626,322        1,533,956
 Interest credited to policies and contracts                                             382,393        353,976          344,290
 General operating expenses                                                              598,030        577,793          534,822
 Commissions                                                                             321,629        253,255          232,404
 Administrative and sponsorship fees                                                      64,188         53,219           60,142
 Dividends to policyholders                                                                6,609          7,679            8,637
 Interest expense                                                                         10,143          9,821           10,025
 Amortization of deferred policy acquisition costs                                       185,790        180,467          169,181
 Capitalization of policy acquisition costs                                             (292,898)      (254,022)        (236,356)
                                                                                  ---------------  -------------   --------------
   Total benefits and expenses                                                         3,004,036      2,808,510        2,657,101
                                                                                  ---------------  -------------   --------------
    Income from operations before taxes                                                  229,237        342,199          288,612

 Income tax expense (benefit):
  Current                                                                                103,174         86,495           56,455
  Deferred                                                                               (45,153)        17,612           28,470
                                                                                  ---------------  -------------   --------------
   Total income tax expense                                                               58,021        104,107           84,925
                                                                                  ---------------  -------------   --------------
     Net income                                                                    $     171,216   $    238,092    $     203,687
                                                                                  ===============  =============   ==============


Other comprehensive income (loss), before tax:
 Unrealized holding gains (losses) on securities arising during the period         $    (605,396)  $    279,833    $     252,358
 Unrealized gains (losses) on securities - other than temporary impairments               (8,352)        17,222           30,660
 Adjustment to deferred policy acquisition costs                                         246,061        (89,533)         (99,889)
 Adjustment to reserves                                                                  110,274        (44,051)         (72,822)
 Adjustment to unearned policy and contract fees                                         (99,756)         9,761           57,267
 Adjustment to pension and other retirement plans                                         10,149         (1,438)          (9,688)
                                                                                  ---------------  -------------   --------------
  Other comprehensive income (loss), before tax                                         (347,020)       171,794          157,886
  Income tax benefit (expense) related to items of other comprehensive income            123,662        (61,279)         (54,850)
                                                                                  ---------------  -------------   --------------
   Other comprehensive income (loss), net of tax                                        (223,358)       110,515          103,036
                                                                                  ---------------  -------------   --------------
    Total comprehensive income (loss)                                              $     (52,142)  $    348,607    $     306,723
                                                                                  ===============  =============   ==============






See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)

                                                                           ACCUMULATED
                                                        ADDITIONAL            OTHER                                    TOTAL
                                         COMMON          PAID IN          COMPREHENSIVE          RETAINED          STOCKHOLDER'S
                                         STOCK           CAPITAL          INCOME (LOSS)          EARNINGS             EQUITY
                                    --------------  -----------------   ----------------    ----------------     -----------------

2011:
 Balance, beginning of year          $      5,000    $       179,522     $      278,915      $    2,287,177       $      2,750,614

  Comprehensive income:
   Net income                                   -                  -                  -             203,687                203,687
   Other comprehensive income                   -                  -            103,036                   -                103,036
                                                                                                                 -----------------
    Total comprehensive income                                                                                             306,723

                                    --------------  -----------------   ----------------    ----------------     -----------------
 Balance, end of year                $      5,000    $       179,522     $      381,951      $    2,490,864       $      3,057,337
                                    ==============  =================   ================    ================     =================

2012:
 Balance, beginning of year          $      5,000    $       179,522     $      381,951      $    2,490,864       $      3,057,337

  Comprehensive income:
   Net income                                   -                  -                  -             238,092                238,092
   Other comprehensive income                   -                  -            110,515                   -                110,515
                                                                                                                 -----------------
    Total comprehensive income                                                                                             348,607

                                    --------------  -----------------   ----------------    ----------------     -----------------
 Balance, end of year                $      5,000    $       179,522     $      492,466      $    2,728,956       $      3,405,944
                                    ==============  =================   ================    ================     =================

2013:
 Balance, beginning of year          $      5,000    $       179,522     $      492,466      $    2,728,956       $      3,405,944

  Comprehensive loss:
   Net income                                   -                  -                  -             171,216                171,216
   Other comprehensive loss                     -                  -           (223,358)                  -               (223,358)
                                                                                                                 -----------------
    Total comprehensive loss                                                                                               (52,142)

                                    --------------  -----------------   ----------------    ----------------     -----------------
 Balance, end of year                $      5,000    $       179,522     $      269,108      $    2,900,172       $      3,353,802
                                    ==============  =================   ================    ================     =================


See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)


Cash Flows from Operating Activities                                          2013                2012                 2011
------------------------------------                                     ---------------     ---------------     ----------------
Net income                                                               $     171,216       $     238,092       $      203,687
Adjustments to reconcile net income to net cash
 provided by (used for) operating activities:
  Interest credited to annuity and insurance contracts                         281,102             273,272              278,048
  Fees deducted from policy and contract balances                             (413,537)           (394,293)            (385,411)
  Change in future policy benefits                                              11,421              65,510               82,457
  Change in other policyholder liabilities, net                                271,230             141,129               95,550
  Amortization of deferred policy acquisition costs                            185,790             180,467              169,181
  Capitalization of policy acquisition costs                                  (292,898)           (254,022)            (236,356)
  Change in premiums and fees receivable                                       (36,707)            (20,386)             (13,552)
  Deferred tax provision                                                       (45,153)             17,612               28,470
  Change in income tax liabilities - current                                    (5,078)            (30,188)              (7,086)
  Net realized investment losses (gains)                                        36,828             (82,729)             (51,575)
  Change in reinsurance recoverables                                           (35,305)            (67,689)             (50,721)
  Other, net                                                                    88,687            (114,481)             191,953
                                                                        ---------------     ---------------     ----------------
            Net cash provided by (used for) operating activities               217,596             (47,706)             304,645
                                                                        ---------------     ---------------     ----------------

Cash Flows from Investing Activities
------------------------------------
Proceeds from sales of:
 Fixed maturity securities                                                   2,148,291           2,511,574            2,460,836
 Equity securities                                                             131,008             118,434              116,027
 Alternative investments                                                       101,227              85,957              164,218
 Derivative instruments                                                        210,822             210,393              379,135
 Other invested assets                                                           1,758              11,970                7,103
Proceeds from maturities and repayments of:
 Fixed maturity securities                                                   1,126,231             920,428              851,157
 Mortgage loans                                                                183,406             157,892              126,268
Purchases and originations of:
 Fixed maturity securities                                                  (3,909,623)         (4,137,220)          (3,870,310)
 Equity securities                                                            (171,521)           (197,096)            (106,974)
 Mortgage loans                                                               (405,975)           (287,442)            (276,558)
 Alternative investments                                                       (69,464)            (91,969)             (68,671)
 Derivative instruments                                                       (179,294)           (259,027)            (305,437)
 Other invested assets                                                          (2,456)            (10,062)              (4,363)
Finance receivable originations or purchases                                  (195,711)           (174,796)            (160,025)
Finance receivable principal payments                                          159,839             145,441              133,449
Securities in transit                                                            2,496             177,441             (261,399)
Other, net                                                                    (155,245)           (100,732)             (54,604)
                                                                        ---------------     ---------------     ----------------
            Net cash used for investing activities                          (1,024,211)           (918,814)            (870,148)
                                                                        ---------------     ---------------     ----------------

Cash Flows from Financing Activities
------------------------------------
Deposits credited to annuity and insurance contracts                         3,143,717           2,974,152            2,842,495
Withdrawals from annuity and insurance contracts                            (2,384,980)         (2,203,911)          (2,364,401)
Change in amounts drawn in excess of cash balances                              18,077              10,047                 (980)
Proceeds from issuance of short-term debt                                      200,000              84,000                    -
Payment on short-term debt                                                    (200,000)            (84,000)                   -
Proceeds from issuance of long-term debt                                        50,000             150,000                    -
Payment on long-term debt                                                            -              (2,000)                   -
Other, net                                                                       4,433                (812)              60,102
                                                                        ---------------     ---------------     ----------------
            Net cash provided by financing activities                          831,247             927,476              537,216
                                                                        ---------------     ---------------     ----------------

Net increase (decrease) in cash and cash equivalents                            24,632             (39,044)             (28,287)
Cash and cash equivalents, beginning of year                                   268,990             308,034              336,321
                                                                        ---------------     ---------------     ----------------
Cash and cash equivalents, end of year                                   $     293,622       $     268,990       $      308,034
                                                                        ===============     ===============     ================


See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 2013, 2012 AND 2011
                               (IN THOUSANDS)



(1) NATURE OF OPERATIONS

    ORGANIZATION AND DESCRIPTION OF BUSINESS

 The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG)) and its wholly-owned subsidiaries. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

 The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets:
 Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains (losses), for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------

    Individual Financial Security                                   $      669,677     $      629,501     $      567,807
    Financial Institution Group                                            398,866            389,629            345,279
    Group Insurance                                                      1,599,431          1,478,486          1,364,200
    Retirement                                                             390,239            458,900            479,702
                                                                    ---------------    ---------------    ---------------
       Total strategic business units                                    3,058,213          2,956,516          2,756,988
    Subsidiaries and corporate product line                                175,060            194,193            188,725
                                                                    ---------------    ---------------    ---------------
          Total                                                     $    3,233,273     $    3,150,709     $    2,945,713
                                                                    ===============    ===============    ===============

 The Company serves more than 12 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

 The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

 The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations and comprehensive income (loss) in the period in which they are made.

 The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

    INSURANCE REVENUES AND EXPENSES

 Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

 Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

 Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

 Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits. Unearned revenue reserves are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income on the consolidated statements of operations and comprehensive income (loss). During 2012, the Company made an adjustment to unearned premiums and fees and other comprehensive income to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale related to prior periods. The impact of this adjustment related to prior periods resulted in a $23,015 reduction to other comprehensive income in 2012. Management has determined that the effect of this adjustment is not material to the consolidated financial statements for the current and prior periods presented.

    COMMISSION INCOME

 Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

 Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

    ADMINISTRATIVE AND SPONSORSHIP FEES

 The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense due is estimated and accrued on a quarterly basis. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company, which are estimated and accrued on a quarterly basis based on recent historical experience and are trued up at each profit sharing year-end which occur throughout the year.

    VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

 Fixed maturity securities, which may be sold prior to maturity and include fixed maturity securities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

 The Company uses book value, defined as original cost adjusted for impairments and discount accretion or premium amortization, as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

 Marketable equity securities and equity securities on loan are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments are carried at fair value, which generally are quoted market prices of the funds' net asset value.

 Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

 Mortgage loans and mortgage loans held for investment are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Mortgage loans for which the Company has recorded a specific valuation allowance are held at the present value of the expected future cash flows discounted at the loan's original effective interest rate, or the estimated fair value of the loan's underlying collateral.

 Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. The Company's income from these alternative investments is accounted for using the equity method and is included in net investment income or net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. Any undistributed amounts held by the investee are recorded, based on the Company's ownership share, as unrealized gains or losses on the consolidated statements of operations and comprehensive income (loss). The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

 Real estate, included in other invested assets on the consolidated balance sheets, represents commercial real estate acquired in satisfaction of mortgage loan debt. The real estate acquired is considered held for sale for accounting purposes and is carried at the lower of cost or fair value less estimated cost to sell. As of December 31, 2013 and 2012, the Company had $4,560 and $4,755, respectively, of real estate held for sale.

 For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

 For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

 Policy loans are carried at the unpaid principal balance.

 Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

 A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

 The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $21,530 and $21,615 at December 31, 2013 and 2012, respectively.

 Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by an allowance for loan losses. The interest rates on the receivables outstanding at December 31, 2013 and 2012 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2013 and 2012 approximate the fair value at that date.

    DERIVATIVE FINANCIAL INSTRUMENTS

 The Company uses a variety of derivatives, including swaps, swaptions, futures, caps, floors, forwards and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

 Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and economically hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product economic hedging, in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

 Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations and comprehensive income
 (loss).

 The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

    REALIZED AND UNREALIZED GAINS AND LOSSES

 Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

 An other-than-temporary impairment (OTTI) is recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings.

 For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

 For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

 The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

 For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

 Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

 All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

 The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the balance sheet dates for either December 31, 2013 or 2012.

 The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A nonperforming loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of nonperforming loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance when it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

 For a small portion of the portfolio, classified as troubled debt restructurings (TDRs), the Company grants concessions related to the borrowers' financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

    SECURITIES LENDING

 The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

 The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations and comprehensive income (loss).

    SEPARATE ACCOUNTS

 Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations and comprehensive income (loss) except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

 The Company periodically invests money in its separate accounts. At December 31, 2013 and 2012, the fair value of these investments included within equity securities on the consolidated balance sheets was $72,497 and $38,032, respectively.

    FINANCE CHARGE INCOME AND RECEIVABLES

 The Company's finance receivables portfolio primarily comprises smaller balance homogeneous direct installment loans, which are originated at the Company's network of over 135 retail branch locations in Illinois, Indiana, Kentucky, Missouri, Tennessee, and Wisconsin. The Company also holds a smaller portfolio of retail installment notes that are primarily originated through contracts with retail stores within the same regions as the branch locations.

 The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late fees on smaller balance and homogeneous finance receivables is suspended once an account has recognized 60-days of accrued charges. The account is subsequently accounted for on a cash basis. Accrual is resumed when there are less than 60-days of accrued charges. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 30 days or if they are considered by management to be impaired.

 The majority of the Company's finance receivables are smaller balance homogeneous loans evaluated collectively for impairment. The Company applies a general valuation allowance to its entire loan portfolio via a direct charge to operations through the provision for credit losses at an amount, which in management's judgment, based on the overall risk characteristics of the portfolio, changes in the character or size of the portfolio and the level of nonperforming assets is adequate to absorb probable losses on existing receivables. Risk characteristics include consideration of historical loss experience, adjusted for current economic conditions such as delinquency rates, unemployment, and regulatory changes. The underlying assumptions, estimates, and assessments used are updated periodically to reflect management's view of current conditions. Changes in estimates can significantly affect the allowance for losses.

 It is the Company's general policy to charge off finance receivable accounts (net of unearned finance charges) when they are deemed uncollectible or when no collections were received during the preceding six months, except for certain accounts that have been individually reviewed by management and are deemed to warrant further collection effort.

 The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations, and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or collateral. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

 Impaired loans not considered TDRs are generally larger (greater than $50) real estate secured loans that are at least 60 days past due. A loan is classified as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. A specific valuation allowance is calculated based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance is considered to be fully collectible.

 TDRs are those loans for which the Company has granted a concession to a borrower experiencing financial difficulties without the receipt of additional compensation. TDRs generally occur as a result of loan modifications forced by personal bankruptcy court rulings, where the Company is required to reduce the remaining future principal and/or interest payments on a loan, or due to a borrower rolling an existing loan into a newly issued loan with extended terms. The Company expects borrowers whose loans have been modified under these situations to be able to meet their contractual obligations for the remaining term of the loan. As a result, the Company generally does not increase the general allowance already recognized, based on a TDR.

    DEFERRED POLICY ACQUISITION COSTS

 The costs after the effects of reinsurance, which relate directly to the successful acquisition of new or renewal contracts, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs that can be capitalized in the successful acquisition of new or renewal contracts include incremental direct costs of acquisitions, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

 For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

 For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality, expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

 For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2013 and 2012. Factors regarding economic outlook and management's current view of the capital markets along with a historical analysis of long-term investment returns are considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

 Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations and comprehensive income
 (loss).

 DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income (loss).

 The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

    SALES INDUCEMENTS

 The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

                                                                                            2013               2012
                                                                                       ---------------    ---------------
    Balance at beginning of year                                                       $       13,962     $       11,851
    Capitalization                                                                             11,259              3,826
    Amortization and interest                                                                  (1,189)            (1,918)
    Adjustment for unrealized losses                                                            1,180                203
                                                                                       ---------------    ---------------
    Balance at end of year                                                             $       25,212     $       13,962
                                                                                       ===============    ===============

    GOODWILL AND OTHER INTANGIBLE ASSETS

 In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized. The Company may choose to perform a qualitative assessment in which the Company determines if the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit. If the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit, then no further review or testing is required. If the fair value of the reporting entity is not, more likely than not, greater than the carrying value of the reporting unit, or if the Company chooses not to perform a qualitative assessment, the goodwill is tested for impairment at the reporting unit level.

 The assessment or testing of goodwill is performed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. When the Company chooses to perform or determines that testing is required, the fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

 The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

    SOFTWARE

 Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $53,491 and $45,369 as of December 31, 2013 and 2012, respectively, and amortized software expense of $18,122, $17,172 and $16,290 for the years ended December 31, 2013, 2012 and
 2011, respectively.

    PROPERTY AND EQUIPMENT

 Property and equipment are carried at cost, net of accumulated depreciation of $142,847 and $138,864 at December 31, 2013 and 2012, respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2013, 2012 and 2011, was $9,958, $9,679, and $9,386, respectively.

    REINSURANCE

 Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

    POLICYHOLDER LIABILITIES

 Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

 Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2013, the Company has assumed an average rate of investment yields ranging from 3.79% to 5.36%.

 Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale. The adjustment to future policy benefits and claims represents the increase in policy reserves that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income (loss).

 Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

 Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

    PARTICIPATING BUSINESS

 Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2013 and 2012, the total participating business in force was $2,468,845 and $2,319,864, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% at both December 31, 2013 and 2012.

    INCOME TAXES

 The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

 Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations and comprehensive income (loss). Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

 The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

(3) RISKS

  The following is a description of certain significant risks facing the
  Company:

    CREDIT AND CASH FLOW ASSUMPTION RISK:

 Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

 Following below is discussion regarding particular asset class concentration of credit risk:

    CONCENTRATION OF CREDIT RISK:

       CASH AND CASH EQUIVALENTS:

       Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

       FINANCIAL INSTRUMENTS:

       Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

       Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

       DERIVATIVES:

       The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. The Company has collateral arrangements in place that generally require a counterparty to post collateral when the fair value of the counterparty's derivatives reaches a pre-determined threshold. The aggregate counterparty exposure for a single counterparty is limited to 1% of admitted assets for AAA rated counterparties and 0.75% of admitted assets for A or AA rated counterparties. In addition, the combined exposure to any one issuer, including common stock, direct credit and net counterparty exposures is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

       The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. The Company maintains ownership of pledged securities at all times.

       The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.


    EQUITY MARKET RISK:

 Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

 As of December 31, 2013, approximately 91.7% of separate account assets were exposed to equity market risks across the Company's variable product offerings. The Company attempts to minimize the impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

 The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

 As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

    INTEREST RATE RISK:

 Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. In a declining or low interest rate environment, the Company is generally not able to reinvest at comparable yields. Lower interest rates could also result in lower net investment income, guaranteed crediting rates on certain products and increased pension and other postretirement benefit obligations due to a decreased discount rate assumption. Continued low interest rates also impact DAC estimated gross profit, recoverability and other projections as well as increase the risk for loss recognition events that may require higher reserves. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

    LEGAL/REGULATORY RISK:

 Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates could result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. Changes in tax, fiscal and other legislation may increase corporate taxes and impact the Company's business. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

    MORTALITY RISK:

 Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

    RATINGS RISK:

 Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

    REINSURANCE RISK:

 Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4) NEW ACCOUNTING PRONOUNCEMENTS

 In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-08, Financial Services - Investment
 Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires that all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. ASU 2013-08 is effective for the annual reporting period beginning January 1, 2014 and is required to be applied prospectively. Beginning on January 1, 2014, changes in undistributed amounts related to the Company's alternative investments in entities that meet the ASU 2013-08 investment company definition will be recorded in other net realized investment gains (losses) rather than as unrealized gains or losses on the consolidated statements of operations and comprehensive income (loss). The Company is currently evaluating the impact of this new guidance and does not expect the adoption of ASU 2013-08 to have a material effect on the Company's consolidated financial position.

 In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic
 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which requires an entity to provide information about significant amounts, by component, reclassified out of accumulated other comprehensive income either on the face of the statement where net income is presented or in the notes to the financial statements. The Company had no material impact to its consolidated results of operations or financial position as a result of the prospective adoption of ASU 2013-02, effective January 1, 2013, and has provided the required disclosures in note 20.

 In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210):
 Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about offsetting and related arrangements. Subsequently in January 2013, the FASB issued ASU 2013-01 Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 and ASU 2013-01 were effective for annual reporting periods beginning on or after January 1, 2013 on a retrospective basis. The Company's adoption of ASU 2011-11 and ASU 2013-01 did not have any impact to its consolidated results of operations and financial position.

 In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determining of Whether a Restructuring Is a Troubled Debt Restructuring, which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). ASU 2011-02 was effective for non-public entities for reporting periods ending after December 15, 2012. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2011-02.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

 FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

 The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2013 and 2012. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

 Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

 The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

    Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

    Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith of the U.S. government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

    Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities, certain separate account assets and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

 The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

 Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

 The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                                DECEMBER 31, 2013
                                                        ------------------------------------------------------------------
                                                          LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Fixed maturity securities, available-for-sale:
      U.S. government securities                        $    349,284     $          -      $          -      $    349,284
      Agencies not backed by the full faith and
       credit of the U.S. government                               -          358,396             1,468           359,864
      Foreign government securities                                -           48,422                 -            48,422
      Corporate securities                                         -        5,911,591           937,909         6,849,500
      Asset-backed securities                                      -          310,046           140,060           450,106
      Commercial mortgage-backed securities (CMBS)                 -        1,135,614            14,520         1,150,134
      Residential mortgage-backed securities (RMBS)                -        1,943,883               287         1,944,170
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities, available-
         for-sale                                            349,284        9,707,952         1,094,244        11,151,480
    Equity securities, available-for-sale                    403,213                -               196           403,409
    Fixed maturity securities on loan:
      U.S. government securities                              13,627                -                 -            13,627
      Corporate securities                                         -           24,026                 -            24,026
      Asset-backed securities                                      -                -             3,009             3,009
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities on loan               13,627           24,026             3,009            40,662
    Equity securities on loan                                  1,656                -                 -             1,656
    Derivative instruments:
      TBA derivative instruments                                   -           28,703                 -            28,703
      Other derivative instruments                                 9          195,663                 -           195,672
                                                        -------------    --------------    -------------     -------------
        Total derivative instruments                               9          224,366                 -           224,375
                                                        -------------    --------------    -------------     -------------
             Total investments                               767,789        9,956,344         1,097,449        11,821,582
    Cash equivalents                                         220,013               50                 -           220,063
    Securities held as collateral                              3,728           17,885                 -            21,613
    Separate account assets                                2,860,719       15,179,921             4,265        18,044,905
                                                        -------------    --------------    -------------     -------------
             Total financial assets                     $  3,852,249     $ 25,154,200      $  1,101,714      $ 30,108,163
                                                        =============    ==============    =============     =============

    Policy and contract account balances (1)            $          -     $          -      $    125,087      $    125,087
    Future policy and contract benefits (1)                        -                -              (853)             (853)
    Derivative instruments (2)                                     9          101,197                 -           101,206
    Securities lending collateral                              3,728           27,020                 -            30,748
                                                        -------------    --------------    -------------     -------------
             Total financial liabilities                $      3,737     $    128,217      $    124,234      $    256,188
                                                        =============    ==============    =============     =============


  (1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value. The fair value of the minimum guaranteed withdrawal benefits embedded derivatives was a net asset and the amount was reported as a contra liability.

  (2) Included in other liabilities on the consolidated balance sheets.

 The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis (Continued):

                                                                                DECEMBER 31, 2012
                                                        ------------------------------------------------------------------
                                                          LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Fixed maturity securities, available-for-sale:
      U.S. government securities                        $    387,852     $          -      $          -      $    387,852
      Agencies not backed by the full faith and
       credit of the U.S. government                               -          194,560             4,648           199,208
      Foreign government securities                                -           57,504                 -            57,504
      Corporate securities                                         -        6,020,295         1,070,286         7,090,581
      Asset-backed securities                                      -          331,855           147,988           479,843
      CMBS                                                         -        1,098,174            17,809         1,115,983
      RMBS                                                         -        1,821,944             2,647         1,824,591
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities, available-
         for-sale                                            387,852        9,524,332         1,243,378        11,155,562
    Equity securities, available-for-sale                    317,084                -               188           317,272
    Fixed maturity securities on loan:
      U.S. government securities                               9,144                -                 -             9,144
      Corporate securities                                         -           30,699                 -            30,699
      Asset-backed securities                                      -                -             7,717             7,717
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities on loan                9,144           30,699             7,717            47,560
    Equity securities on loan                                  5,692                -                 -             5,692
    Derivative instruments:
      TBA derivative instruments                                   -           48,161                 -            48,161
      Other derivative instruments                                12          147,520                 -           147,532
                                                        -------------    --------------    -------------     -------------
        Total derivative instruments                              12          195,681                 -           195,693
                                                        -------------    --------------    -------------     -------------
             Total investments                               719,784        9,750,712         1,251,283        11,721,779
    Cash equivalents                                         201,699               50                 -           201,749
    Securities held as collateral                              9,052           19,189                 -            28,241
    Separate account assets (1)                            2,411,027       11,962,006               446        14,373,479
                                                        -------------    --------------    -------------     -------------
             Total financial assets                     $  3,341,562     $ 21,731,957      $  1,251,729      $ 26,325,248
                                                        =============    ==============    =============     =============

    Policy and contract account balances (2)            $          -     $          -      $     58,942      $     58,942
    Future policy and contract benefits (2)                        -                -            60,284            60,284
    Derivative instruments (3)                                     4           13,717                 -            13,721
    Securities lending collateral                              9,052           31,688                 -            40,740
                                                        -------------    --------------    -------------     -------------
             Total financial liabilities                $      9,056     $     45,405      $    119,226      $    173,687
                                                        =============    ==============    =============     =============

   (1) $11,787,137 of separate account assets previously included in Level 1 at December 31, 2012 have been reclassified to Level 2 to conform to the December 31, 2013 presentation.

   (2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

   (3) Included in other liabilities on the consolidated balance sheets.

 The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

    FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

 When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

 When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered and publishes and updates a summary of inputs used in its valuations by major security type. The market inputs utilized in the pricing evaluation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about a security's valuation, it discontinues providing a valuation for the security. In this instance, the Company would be required to produce an estimate of fair value.

 Prices are reviewed by affiliated asset managers and management to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

 For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities or securities that do not trade regularly - an internally developed matrix pricing, discounted cash flow or other model is used. The internal pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Certain other valuations are based on independent non-binding broker quotes. Fixed maturity securities valued using internally developed pricing models or broker quotes are reflected in Level 3.

 As of December 31, 2013, 91.2% of fixed maturity fair values were obtained from third party pricing services and 8.8% from the internal methods described above. As of December 31, 2012, 89.7% of fixed maturity fair values were obtained from third party pricing services and 10.3% from the internal methods described above.

    EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

 The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carries a small amount of non-exchange traded equity securities classified within Level 3.

    DERIVATIVE INSTRUMENTS

 Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

 The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

 The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

    CASH EQUIVALENTS

 Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

    SEPARATE ACCOUNT ASSETS

 Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for fixed maturity securities, equity securities and cash equivalents are determined consistent with similar instruments as previously described. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information.

  POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

 Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain annuity contracts and life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

 The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

 Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates.

 These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives are unobservable and are considered to be significant inputs to the valuations, the embedded derivatives have been reflected within Level 3.

 The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2013:



                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                             (LOSSES) INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-     TRANSFERS     TRANSFERS     PURCHASES,
                               BALANCE AT       NET         HENSIVE       IN TO         OUT OF      SALES AND     BALANCE AT
                               BEGINNING      INCOME         INCOME      LEVEL 3       LEVEL 3     SETTLEMENTS,     END OF
                                OF YEAR         (1)          (LOSS)        (2)          (2)           NET (3)        YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
   Fixed maturity
     securities,
     available-for sale:
      Agencies not backed by
       the full faith and
       credit of
       the U.S. government    $    4,648    $       -     $     (130)    $      -     $      -     $    (3,050)   $    1,468
      Corporate securities     1,070,286            -        (54,273)           -      (26,503)        (51,601)      937,909
      Asset-backed
       securities                147,988        3,708        (10,900)       3,801            -          (4,537)      140,060
      CMBS                        17,809        1,902            957            -            -          (6,148)       14,520
      RMBS                         2,647          286           (238)           -            -          (2,408)          287
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
       Total fixed maturity
        securities,
        available-
        for-sale               1,243,378        5,896        (64,584)       3,801      (26,503)        (67,744)    1,094,244
   Equity securities,
    available-for-sale               188            1              8            -            -              (1)          196
   Fixed maturity
    securities, on loan:
      Asset-backed
       securities                  7,717           44           (216)           -            -          (4,536)        3,009
   Separate account assets           446            -          1,076          208            -           2,535         4,265
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
          Total financial
           assets             $1,251,729    $   5,941     $  (63,716)    $  4,009     $(26,503)    $   (69,746)   $1,101,714
                              ===========   ==========    ===========   ==========    =========    ============   ===========


  (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  (2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

  (3) The following table provides the bifurcation of the net purchases, sales and settlements.

 The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2013:



                                                                                                            PURCHASES,
                                                                                                            SALES AND
                                                                                                           SETTLEMENTS,
                                                     PURCHASES            SALES           SETTLEMENTS          NET
                                                  ---------------    --------------     --------------    --------------
   Fixed maturity securities,
    available-for-sale:
     Agencies not backed by the full faith and
      credit of the U.S. government               $        450       $          -      $      (3,500)     $     (3,050)
     Corporate securities                               31,095                  -            (82,696)          (51,601)
     Asset-backed securities                            37,646            (11,849)           (30,334)           (4,537)
     CMBS                                                    -             (3,242)            (2,906)           (6,148)
     RMBS                                                    -             (2,303)              (105)           (2,408)
                                                  ---------------    --------------     --------------    --------------
       Total fixed maturity securities,
        available-for-sale                              69,191            (17,394)          (119,541)          (67,744)
   Equity securities, available-for-sale                     -                 (1)                 -                (1)
   Fixed maturity securities, on loan:
     Asset-backed securities                             4,036               (855)            (7,717)           (4,536)
   Separate account assets                               2,954               (316)              (103)            2,535
                                                  ---------------    --------------     --------------    --------------
          Total financial assets                  $     76,181       $    (18,566)      $   (127,361)     $    (69,746)
                                                  ===============    ==============     ==============    ==============

 The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2012:


                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                             (LOSSES) INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-     TRANSFERS     TRANSFERS     PURCHASES,
                              BALANCE AT       NET          HENSIVE       IN TO         OUT OF      SALES AND     BALANCE AT
                               BEGINNING      INCOME        INCOME        LEVEL 3       LEVEL 3    SETTLEMENTS,     END OF
                                OF YEAR         (1)         (LOSS)         (2)           (2)          NET (3)        YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
   Fixed maturity
    securities,
    available-for sale:
      Agencies not backed by
       the full faith and
       credit of the U.S.
       government             $    6,883    $       -      $    (235)    $      -     $      -     $   (2,000)    $    4,648
      Corporate securities       804,515           52         27,931       45,541            -        192,247      1,070,286
      Asset-backed securities    132,336            -          1,812       20,645       (3,601)        (3,204)       147,988
      CMBS                            11          457          2,064       19,523            -         (4,246)        17,809
      RMBS                         1,027         (259)           830           22            -          1,027          2,647
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
       Total fixed maturity
        securities,
        available-for-sale       944,772          250         32,402       85,731       (3,601)       183,824      1,243,378
   Equity securities,
    available-for-sale                 3            3             28            -            -            154            188
   Fixed maturity
    securities,
    on loan:
      Asset-backed
       securities                      -            -            533        7,753            -           (569)         7,717
   Separate account assets             -            -           (117)         381            -            182            446
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
          Total financial
           assets             $  944,775    $     253     $   32,846    $  93,865     $ (3,601)    $  183,591     $1,251,729
                              ===========   ==========    ===========   ==========    =========    ============   ===========

  (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  (2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

  (3) The following table provides the bifurcation of the net purchases, sales and settlements.

 The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2012:

                                                                                                           PURCHASES,
                                                                                                            SALES AND
                                                                                                          SETTLEMENTS,
                                                    PURCHASES            SALES           SETTLEMENTS           NET
                                                  ---------------    --------------     --------------    --------------
   Fixed maturity securities,
    available-for-sale:
     Agencies not backed by the full faith and
      credit of the U.S. government               $          -       $         -        $     (2,000)     $     (2,000)
     Corporate securities                              264,494              (902)            (71,345)          192,247
     Asset-backed securities                            28,471                 -             (31,675)           (3,204)
     CMBS                                                  202              (631)             (3,817)           (4,246)
     RMBS                                                2,179              (395)               (757)            1,027
                                                  ---------------    --------------     --------------    --------------
       Total fixed maturity securities,
        available-for-sale                             295,346            (1,928)           (109,594)          183,824
   Equity securities, available-for-sale                   157                (3)                  -               154
   Fixed maturity securities, on loan:
     Asset-backed securities                               105                 -                (674)             (569)
   Separate account assets                                 182                 -                   -               182
                                                  ---------------    --------------     --------------    --------------
          Total financial assets                  $    295,790       $    (1,931)       $   (110,268)     $    183,591
                                                  ===============    ==============     ==============    ==============


 Transfers of securities among the levels occur at the beginning of the reporting period.

 There were no transfers between Level 1 and Level 2 for the years ended December 31, 2013 and 2012.

 There were no changes in unrealized gains (losses) included in net income related to Level 3 assets held as of December 31, 2013 and 2012.

 The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2013:


                                               TOTAL REALIZED AND
                                               UNREALIZED (GAINS)
                                              LOSSES INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-
                              BALANCE AT        NET         HENSIVE      TRANSFERS     TRANSFERS                     BALANCE
                               BEGINNING      INCOME        INCOME         IN TO        OUT OF                      AT END OF
                                OF YEAR         (1)         (LOSS)       LEVEL 3       LEVEL 3     SETTLEMENTS        YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------    ----------

   Policy and contract
      account balances        $   58,942    $  66,145     $        -    $      -      $      -     $        -      $ 125,087
   Future policy and
      contract benefits           60,284      (60,981)             -           -             -           (156)          (853)
                              -----------   ----------    -----------   ----------    ---------    ------------    ----------
       Total financial
        liabilities           $  119,226    $   5,164     $        -    $      -      $      -     $     (156)     $ 124,234
                              ===========   ==========    ===========   ==========    =========    ============    ==========



  (1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

 The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2012:


                                               TOTAL REALIZED AND
                                               UNREALIZED (GAINS)
                                              LOSSES INCLUDED IN:
                                            -------------------------
                                                            OTHER
                                                           COMPRE-
                               BALANCE AT      NET         HENSIVE       TRANSFERS     TRANSFERS                    BALANCE
                               BEGINNING      INCOME        INCOME         IN TO        OUT OF                     AT END OF
                                OF YEAR         (1)         (LOSS)        LEVEL 3      LEVEL 3      SETTLEMENTS       YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------    ----------
   Policy and contract
      account balances        $   35,469    $  23,473     $        -    $      -      $      -     $        -      $  58,942
   Future policy and
      contract
      benefits                    81,183      (20,597)             -           -             -           (302)        60,284
                              -----------   ----------    -----------   ----------    ---------    ------------    ----------
       Total financial
         liabilities          $  116,652    $   2,876     $        -    $      -      $      -     $     (302)     $ 119,226
                              ===========   ==========    ===========   ==========    =========    ============    ==========



  (1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

 The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2013 was $(7,185), of which $59,090 was included in net realized investment gains (losses) and $(66,275) was included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2012 was $(4,796), of which $18,727 was included in net realized investment gains (losses) and $(23,523) was included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

 QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

 The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2013:

                                                                                                              RANGE
       LEVEL 3 INSTRUMENT         FAIR VALUE        VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
   ---------------------------    -----------    -------------------------    --------------------    ---------------------
   Fixed maturity securities,
     available-for-sale:

     Agencies not backed by
      the full faith and
      credit of the U.S.                                                      Yield/spread to
      government                  $    1,024        Discounted cash flow      U.S. Treasuries (1)            57 bps

                                                                              Yield/spread to           47 bps - 366 bps
      Corporate securities           935,202        Discounted cash flow      U.S. Treasuries (1)          (165 bps)

                                                                              Yield/spread to           47 bps - 792 bps
      Asset-backed securities         72,615        Discounted cash flow      U.S. Treasuries (1)          (204 bps)

   Liabilities:

      Policy and contract                           Discounted cash flow/     Mortality rates (2)     Annuity 2000 table
       account balances           $  125,087      Option pricing techniques   Lapse rates (3)                  0% to 16%
                                                                              Market volatility (6)            0% to 20%

                                                                                                           1983a and
      Future policy and contract                    Discounted cash flow/     Mortality rates (2)     annuity 2000 table
       benefits                         (853)      Option pricing techniques  Lapse rates (3)                  0% to 15%
                                                                              Utilization rates (4)           0% to 100%
                                                                              Withdrawal rates (5)              0% to 7%
                                                                              Market volatility (6)            0% to 20%
                                                                              Nonperformance
                                                                               risk spread (7)                    0.2%



  (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

  (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

  (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

  (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

  (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

  (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

  (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

 QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

 The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2012:

                                                                                                             RANGE
       LEVEL 3 INSTRUMENT         FAIR VALUE       VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
   ---------------------------    -----------    -------------------------    --------------------    ---------------------
   Fixed maturity securities,
     available-for-sale:

      Agencies not backed by
       the full faith and
       credit of the U.S.                                                     Yield/spread to
       government                 $    4,648       Discounted cash flow       U.S. Treasuries (1)            63 bps

                                                                              Yield/spread to           90 bps - 479 bps
      Corporate securities         1,028,566       Discounted cash flow       U.S. Treasuries (1)          (185 bps)

                                                                              Yield/spread to           53 bps - 465 bps
      Asset-backed securities         85,041       Discounted cash flow       U.S. Treasuries (1)          (165 bps)

   Liabilities:

      Policy and contract                          Discounted cash flow/      Mortality rates (2)     Annuity 2000 table
        account balances          $   58,942     Option pricing techniques    Lapse rates (3)                  0% to 16%
                                                                              Market volatility (6)            0% to 25%

                                                                                                           1983a and
      Future policy and contract                   Discounted cash flow/      Mortality rates (2)     annuity 2000 table
        benefits                      60,284     Option pricing techniques    Lapse rates (3)                  0% to 15%
                                                                              Utilization rates (4)           0% to 100%
                                                                              Withdrawal rates (5)              0% to 7%
                                                                              Market volatility (6)            0% to 23%
                                                                              Nonperformance
                                                                                 risk spread (7)                  0.2%


  (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

  (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

  (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

  (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

  (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

  (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

  (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

 Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where observable inputs are not reasonably available to the Company.

 SENSITIVITY OF FAIR VALUE MEASUREMENTS TO CHANGES IN UNOBSERVABLE INPUTS

 The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities previously described:

 FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE

 For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

 POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT BENEFITS

 For any increase (decrease) in mortality rate, lapse rate and nonperformance risk spread inputs, the fair value of the liabilities will decrease (increase). For any increase (decrease) in the utilization, withdrawal and market volatility rates, the fair value of the liabilities will increase (decrease).

 For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

 NON-RECURRING FAIR VALUE MEASUREMENTS

 The following tables summarize the Company's financial assets measured at fair value on a non-recurring basis:

                                                                                DECEMBER 31, 2013
                                                        ------------------------------------------------------------------
                                                           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Other invested assets:
      Real estate held for sale                         $          -     $          -      $      4,560      $      4,560
                                                        -------------    --------------    -------------     -------------
        Total financial assets                          $          -     $          -      $      4,560      $      4,560
                                                        =============    ==============    =============     =============

                                                                                DECEMBER 31, 2012
                                                        ------------------------------------------------------------------
                                                           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Other invested assets:
      Real estate held for sale                         $          -     $          -      $      4,755      $      4,755
                                                        -------------    --------------    -------------     -------------
        Total financial assets                          $          -     $          -      $      4,755      $      4,755
                                                        =============    ==============    =============     =============


 Real estate held for sale represents commercial real estate acquired in satisfaction of mortgage loan debt. The estimated fair value is obtained from third-party and/or internal appraisals for each of the acquired properties less estimated costs to sell. The estimated fair value is categorized as Level 3 due to lack of transparency and unobservability in collateral valuation.

 FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

 The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

 The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                       DECEMBER 31, 2013
                                      ------------------------------------------------------------------------------------
                                        CARRYING                                      FAIR
                                          VALUE                                       VALUE
                                      --------------    ------------------------------------------------------------------
                                          TOTAL           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                      --------------    -------------     -------------    -------------     -------------
    Assets:
       Mortgage loans, net            $  1,760,316      $          -      $          -     $  1,768,515      $  1,768,515
       Policy loans                        356,696                 -                 -          410,567           410,567

    Liabilities:
       Deferred annuities             $  2,464,519      $          -      $          -     $  2,559,824      $  2,559,824
       Annuity certain contracts            78,251                 -                 -           82,937            82,937
       Other fund deposits               1,954,808                 -                 -        1,950,305         1,950,305
       Supplementary contracts
         without life contingencies         76,613                 -                 -           76,613            76,613
       Short-term debt                      50,000                 -                 -           50,000            50,000
       Long-term debt                      318,000                 -                 -          320,311           320,311
       Separate account liabilities     11,738,365         2,860,719         8,873,381            4,265        11,738,365


                                                                       DECEMBER 31, 2012
                                      ------------------------------------------------------------------------------------
                                        CARRYING                                      FAIR
                                          VALUE                                       VALUE
                                      --------------    ------------------------------------------------------------------
                                          TOTAL           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                      --------------    -------------     -------------    -------------     -------------
    Assets:
       Mortgage loans, net            $  1,538,502      $          -      $          -     $  1,621,871      $  1,621,871
       Policy loans                        352,756                 -                 -          432,372           432,372

    Liabilities:
       Deferred annuities             $  2,566,965      $          -      $          -     $  2,719,308      $  2,719,308
       Annuity certain contracts            81,624                 -                 -           91,152            91,152
       Other fund deposits               1,913,680                 -                 -        1,925,248         1,925,248
       Supplementary contracts
         without life contingencies         72,361                 -                 -           72,361            72,361
       Short-term debt                      50,000                 -                 -           50,000            50,000
       Long-term debt                      268,000                 -                 -          270,236           270,236
       Separate account liabilities      9,578,276         2,411,027         7,166,803              446         9,578,276

 Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

 The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2013 and 2012 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

 The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

 The carrying amount of short-term debt approximates the fair value. The fair value of long-term debt is estimated based primarily on borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

 Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

(6) INVESTMENTS

    FIXED MATURITY AND EQUITY SECURITIES

 The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. government and agency obligations.

 The carrying value of the Company's fixed maturity portfolio totaled $11,192,142 and $11,203,122 at December 31, 2013 and 2012, respectively. Fixed maturity securities represent 76.1% and 77.7% of total invested assets at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012 publicly traded fixed maturity securities comprised 79.2% and 79.3%, respectively, of the total fixed maturity portfolio.

 The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

 The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

 The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (E.G., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,834,149 and $1,628,421 agency backed RMBS and $110,021 and $196,170 non-agency backed RMBS as of December 31, 2013 and 2012, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2013 was $24,772 with unrealized losses totaling $372. The fair value of the Company's subprime securities as of December 31, 2012 was $54,144 with unrealized losses totaling $1,158.

 The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

 The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $405,065 and $322,964 as of December 31, 2013 and 2012, respectively.

 The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                                GROSS            GROSS
                                              AMORTIZED       UNREALIZED       UNREALIZED        OTTI IN
    DECEMBER 31, 2013                            COST            GAINS            LOSSES         AOCL (1)        FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------

    U.S. government securities               $   334,064     $     21,479      $     6,259     $        -      $   349,284
    Agencies not backed by the full faith
     and credit of the U.S. government           381,881            4,332           26,349              -          359,864
    Foreign government securities                 44,558            3,864                -              -           48,422
    Corporate securities                       6,545,791          392,515           92,743         (3,937)       6,849,500
    Asset-backed securities                      432,732           20,601            4,530         (1,303)         450,106
    CMBS                                       1,137,387           34,851           30,578         (8,474)       1,150,134
    RMBS                                       1,906,464           63,243           21,813          3,724        1,944,170
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities,
           available-for-sale                 10,782,877          540,885          182,272         (9,990)      11,151,480
    Equity securities - unaffiliated             336,108           73,038            5,737              -          403,409
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $11,118,985     $    613,923      $   188,009     $   (9,990)     $11,554,889
                                             ============    =============    =============    ============    =============

  (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

 The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows (Continued):

                                                                GROSS            GROSS
                                               AMORTIZED      UNREALIZED       UNREALIZED        OTTI IN
    DECEMBER 31, 2012                             COST           GAINS            LOSSES         AOCL (1)       FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $   351,678     $     36,616      $       442     $        -     $     387,852
    Agencies not backed by the full faith
     and credit of the U.S. government           189,441           11,209            1,442              -           199,208
    Foreign government securities                 48,309            9,195                -              -            57,504
    Corporate securities                       6,392,095          696,526            5,783         (7,743)        7,090,581
    Asset-backed securities                      436,413           39,777              689         (4,342)          479,843
    CMBS                                       1,029,303           74,369            2,322        (14,633)        1,115,983
    RMBS                                       1,687,349          146,730            1,112          8,376         1,824,591
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities,
           available-for-sale                 10,134,588        1,014,422           11,790        (18,342)       11,155,562
    Equity securities - unaffiliated             271,869           49,030            3,627              -           317,272
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $10,406,457     $  1,063,452      $    15,417     $  (18,342)     $ 11,472,834
                                             ============    =============    =============    ============    =============


  (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

 The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                                 GROSS            GROSS
                                              AMORTIZED       UNREALIZED       UNREALIZED         OTTI IN
    DECEMBER 31, 2013                            COST            GAINS            LOSSES           AOCL         FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $    13,829     $          -      $       202     $         -     $     13,627
    Corporate securities                          23,806            1,090              870               -           24,026
    Asset-backed securities                        3,024                -               15               -            3,009
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities           40,659            1,090            1,087               -           40,662
    Equity securities - unaffiliated               1,403              253                -               -            1,656
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $    42,062     $      1,343      $     1,087     $         -     $     42,318
                                             ============    =============    =============    ============    =============

                                                                 GROSS            GROSS
                                              AMORTIZED       UNREALIZED        UNREALIZED       OTTI IN
    DECEMBER 31, 2012                            COST            GAINS            LOSSES           AOCL         FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $     9,151     $          6      $        13     $         -     $      9,144
    Corporate securities                          27,376            3,323                -               -           30,699
    Asset-backed securities                        7,122              595                -               -            7,717
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities           43,649            3,924               13               -           47,560
    Equity securities - unaffiliated               4,789              906                3               -            5,692
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $    48,438     $      4,830      $        16     $         -     $     53,252
                                             ============    =============    =============    ============    =============

 The amortized cost and fair value of fixed maturity securities at December 31, 2013, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                  AVAILABLE-FOR-SALE
                                                           AVAILABLE-FOR-SALE                     SECURITIES ON LOAN
                                                    ----------------------------------    -----------------------------------
                                                       AMORTIZED             FAIR             AMORTIZED            FAIR
                                                          COST              VALUE               COST               VALUE
                                                    ---------------    ---------------    ---------------     ---------------
    Due in one year or less                         $      498,669     $      508,383     $            -      $            -
    Due after one year through five years                2,103,552          2,286,747              6,258               6,626
    Due after five years through ten years               3,464,110          3,621,539             23,448              23,119
    Due after ten years                                  1,239,963          1,190,401              7,929               7,908
                                                    ---------------    ---------------    ---------------     ---------------
                                                         7,306,294          7,607,070             37,635              37,653
    Asset-backed and mortgage-backed
       securities                                        3,476,583          3,544,410              3,024               3,009
                                                    ---------------    ---------------    ---------------     ---------------
         Total                                      $   10,782,877     $   11,151,480     $       40,659      $       40,662
                                                    ===============    ===============    ===============     ===============


 The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                                        DECEMBER 31, 2013
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                                                                UNREALIZED
                                                                     UNREALIZED                                 LOSSES AND
                                                      AMORTIZED      LOSSES AND                   AMORTIZED       OTTI IN
                                       FAIR VALUE        COST       OTTI IN AOCL    FAIR VALUE       COST           AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $ 214,931     $  220,885    $      5,954     $   2,931     $   3,236     $       305
    Agencies not backed by the full
     faith and credit of the U.S.
     government                          220,306        242,301          21,995        13,006        17,360           4,354
    Corporate securities               1,317,137      1,394,311          77,174        98,017       113,586          15,569
    Asset-backed securities              100,801        105,021           4,220         2,794         3,104             310
    CMBS                                 440,581        466,902          26,321        38,646        43,302           4,656
    RMBS                                 760,756        782,389          21,633        43,150        50,587           7,437
    Equity securities - unaffiliated      65,183         70,860           5,677         2,097         2,157              60


                                                                        DECEMBER 31, 2012
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                                                                 UNREALIZED
                                                                     UNREALIZED                                  LOSSES AND
                                                      AMORTIZED      LOSSES AND                    AMORTIZED       OTTI IN
                                       FAIR VALUE        COST       OTTI IN AOCL    FAIR VALUE       COST           AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $ 160,563     $  161,005    $        442     $       -     $       -     $         -
    Agencies not backed by the full
     faith and credit of the U.S.
     government                           19,460         20,902           1,442             -             -               -
    Corporate securities                 271,896        277,076           5,180         4,157         4,760             603
    Asset-backed securities                3,274          3,276               2        11,093        11,781             688
    CMBS                                  78,921         79,345             424        34,998        37,526           2,528
    RMBS                                  20,265         20,823             558        65,764        79,890          14,126
    Equity securities - unaffiliated      59,607         61,951           2,344         4,417         5,700           1,283

 The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                        DECEMBER 31, 2013
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                                                                UNREALIZED
                                                                    UNREALIZED                                  LOSSES AND
                                                      AMORTIZED     LOSSES AND                    AMORTIZED       OTTI IN
                                       FAIR VALUE       COST       OTTI IN AOCL     FAIR VALUE       COST           AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $  13,627     $   13,829    $        202     $       -     $       -     $         -
    Corporate securities                  10,684         11,554             870             -             -               -
    Asset-backed securities                3,009          3,024              15             -             -               -


                                                                        DECEMBER 31, 2012
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                                                                UNREALIZED
                                                                    UNREALIZED                                  LOSSES AND
                                                      AMORTIZED     LOSSES AND                    AMORTIZED       OTTI IN
                                       FAIR VALUE       COST        OTTI IN AOCL    FAIR VALUE       COST           AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $   3,854     $    3,867    $         13     $       -     $       -     $         -
    Equity securities - unaffiliated         261            264               3             -             -               -


 For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2013, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

 The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2013.

 U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

 Agencies not backed by the full faith and credit of the U.S. government securities are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

 Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

 Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

 The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. The depressed U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2013, 94.3% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2013, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 58.9% investment grade (BBB or better). Credit support for the RMBS holdings remains high.

 The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2013, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 100% investment grade.

 Equity securities with unrealized losses at December 31, 2013 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

 At December 31, 2013 and 2012, fixed maturity securities and cash equivalents with a carrying value of $24,605 and $25,548, respectively, were on deposit with various regulatory authorities as required by law.

    MORTGAGE LOANS

 The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,760,316 and $1,538,502 at December 31, 2013 and 2012, respectively.

 All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

 The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

                                                                                            2013               2012
                                                                                       ---------------    ---------------
    Industrial                                                                         $      702,020     $      584,598
    Office buildings                                                                          384,787            372,045
    Retail facilities                                                                         368,865            323,974
    Apartment                                                                                 196,878            167,751
    Other                                                                                     107,766             90,134
                                                                                       ---------------    ---------------
         Total                                                                         $    1,760,316     $    1,538,502
                                                                                       ===============    ===============

 If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

 A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. The valuation allowance includes a specific allowance for loans that are determined to be nonperforming and a general allowance for loans that are on the surveillance list where a probable loss exists but cannot be specifically identified to a specific loan.

 The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                                                         2013               2012                2011
                                                                    ---------------     --------------     ---------------
    Balance at beginning of year                                    $        3,800      $       4,130      $        3,700
          Addition to (release of) allowance                                   877               (330)              1,830
          Write-downs, net of recoveries                                         -                  -              (1,400)
                                                                    ---------------     --------------     ---------------
    Balance at end of year                                          $        4,677      $       3,800      $        4,130
                                                                    ===============     ==============     ===============

    End of year valuation allowance basis:
          Specific allowance                                        $        3,094      $       1,221      $        1,035
          General allowance                                                  1,583              2,579               3,095
                                                                    ---------------     --------------     ---------------
    Total valuation allowance                                       $        4,677      $       3,800      $        4,130
                                                                    ===============     ==============     ===============


 As of December 31, 2013, the Company had 3 loans with a total carrying value of $17,974 net of a $3,094 specific valuation allowance. As of December 31, 2013, The Company had 7 loans with a total carrying value of $18,574, net of a $1,583 general valuation allowance. The 3 loans having a specific valuation allowance were held in the office and retail facilities classes. For those 3 loans, the interest income recognized for the year ended December 31, 2013 was $1,188. In addition, two of the loans that had a specific valuation allowance were modified in a troubled debt restructuring and one was in the process of foreclosure. A troubled debt restructuring is where the Company grants concessions related to the borrower's financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. There were no troubled debt restructurings that subsequently defaulted during 2013. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2013.

 As of December 31, 2012, the Company had three loans with a total carrying value of $12,721, net of a $1,221 specific valuation allowance. As of December 31, 2012, The Company had 16 loans with a total carrying value of $39,245, net of a $2,579 general valuation allowance. The three loans having a specific valuation allowance were held in the industrial, office and retail facilities classes. For those three loans, the interest income recognized for the year ended December 31, 2012 was $882. In addition, these three loans that had a specific valuation allowance were modified in a troubled debt restructuring. There were no troubled debt restructurings that subsequently defaulted during 2012.

 As of December 31, 2013, the Company had one delinquent mortgage loan.

 The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

 The following table provides a summary of performing and nonperforming mortgage loans as of December 31:

                                                                                            2013               2012
                                                                                       ---------------    ---------------
    Performing mortgage loans                                                          $    1,753,116     $    1,538,502
    Nonperforming mortgage loans                                                                7,200                  -
                                                                                       ---------------    ---------------
         Total                                                                         $    1,760,316     $    1,538,502
                                                                                       ===============    ===============


 The one loan classsified as a nonperforming mortgage loan at December 31, 2013 was held in the office buildings class.

 Periodically the Company may acquire real estate in satisfaction of debt. The acquired real estate is recognized at the lower of the loan's amortized cost balance or the acquired property's fair value less expected selling costs.

 The following table provides a summary of real estate acquired in satisfaction of mortgage loan debt for the years ended December 31:


                                                                          2013                2012               2011
                                                                     ---------------     ---------------     --------------
    Number of properties acquired                                                -                    2                  2
    Carrying value of mortgage loans prior to real estate
       acquisition                                                   $           -       $        8,420      $       8,065
    Loss recognized upon acquisition in satisfaction of debt                     -                    -             (2,865)


    ALTERNATIVE INVESTMENTS

 Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are diversified by type, general partner, vintage year, and geographic location
 - both domestic and international.

 The Company's composition of alternative investments by type were as follows:

                                                            DECEMBER 31, 2013                     DECEMBER 31, 2012
                                                    ----------------------------------    ----------------------------------
                                                       CARRYING           PERCENT            CARRYING            PERCENT
                                                        VALUE             OF TOTAL            VALUE              OF TOTAL
                                                    ---------------    ---------------    ---------------     ---------------
    Alternative investments
        Private equity funds                        $      289,908              58.5%     $      289,248               58.5%
        Mezzanine debt funds                               203,391              41.1%            202,033               40.8%
        Hedge funds                                          1,920               0.4%              3,609                0.7%
                                                    ---------------    ---------------    ---------------     ---------------
             Total alternative investments          $      495,219             100.0%     $      494,890              100.0%
                                                    ===============    ===============    ===============     ===============

    NET INVESTMENT INCOME

 Net investment income for the years ended December 31 was as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------

    Fixed maturity securities                                       $      514,123     $      514,058     $      504,157
    Equity securities                                                       12,418              9,493              8,131
    Mortgage loans                                                          93,430             88,753             84,450
    Policy loans                                                            24,121             24,513             24,600
    Cash equivalents                                                            38                 11                 86
    Alternative investments                                                 16,036             11,548             13,948
    Derivative instruments                                                    (217)                23                627
    Other invested assets                                                    1,308              2,198              2,868
                                                                    ---------------    ---------------    ---------------
       Gross investment income                                             661,257            650,597            638,867
    Investment expenses                                                    (22,249)           (21,264)           (20,743)
                                                                    ---------------    ---------------    ---------------
       Total                                                        $      639,008     $      629,333     $      618,124
                                                                    ===============    ===============    ===============


    NET REALIZED INVESTMENT GAINS (LOSSES)

 Net realized investment gains (losses) for the years ended December 31 were as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Fixed maturity securities                                       $      (1,476)     $      37,112      $      20,734
    Equity securities                                                      19,860             10,741              6,546
    Mortgage loans                                                           (762)               215             (4,138)
    Alternative investments                                                16,843             26,249             39,886
    Derivative instruments                                                (71,487)             9,015            (10,518)
    Other invested assets                                                    (407)              (723)            (1,823)
    Securities held as collateral                                             601                120                888
                                                                    ---------------    ---------------    ---------------
         Total                                                      $     (36,828)     $      82,729      $      51,575
                                                                    ===============    ===============    ===============

 Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:


                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Fixed maturity securities, available-for-sale:
          Gross realized gains                                      $       32,084     $       44,456     $       47,267
          Gross realized losses                                            (33,065)            (7,057)           (20,995)
    Equity securities:
          Gross realized gains                                              22,890             14,682             14,107
          Gross realized losses                                             (2,893)            (3,228)            (4,332)
    Alternative investments:
          Gross realized gains                                              24,320             34,479             50,771
          Gross realized losses                                               (457)               (87)            (3,905)


 Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

                                                                          2013              2012               2011
                                                                     ---------------    --------------     --------------
    Fixed maturity securities
        Corporate securities                                         $          495     $           -      $           -
        Asset-backed securities                                                   -                 -              2,154
        RMBS                                                                      -               287              3,384
    Mortgage loans                                                                -               115              3,654
    Equity securities                                                           137               713              3,229
    Alternative investments                                                   7,020             8,143              6,980
    Other invested assets                                                       500               650                  -
                                                                     ---------------    --------------     --------------
         Total other-than-temporary impairments                      $        8,152     $       9,908      $      19,401
                                                                     ===============    ==============     ==============

 The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss), was as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Balance at beginning of year                                    $       26,670     $       44,908     $       66,577
    Additions:
          Initial impairments - credit loss OTTI recognized on
             securities not previously impaired                                495                  -              3,087
          Additional impairments - credit loss OTTI recognized
             on securities previously impaired                                   -                287              2,451
    Reductions:
          Due to sales (or maturities, pay downs, or prepayments)
             during the period of securities previously credit
             loss OTTI impaired                                               (201)           (18,525)           (27,207)
                                                                    ---------------    ---------------    ---------------
    Balance at end of year                                          $       26,964     $       26,670     $       44,908
                                                                    ===============    ===============    ===============

(7) DERIVATIVE INSTRUMENTS

 Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

 Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

 The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held:

                                                   DECEMBER 31, 2013                          DECEMBER 31, 2012
                                         ---------------------------------------    ---------------------------------------
                                                              FAIR VALUE                                 FAIR VALUE
                                                       -------------------------                  -------------------------
       PRELIMINARY
     UNDERLYING RISK                      NOTIONAL                   LIABILITIES     NOTIONAL                   LIABILITIES
        EXPOSURE        INSTRUMENT TYPE    AMOUNT        ASSETS          (1)          AMOUNT        ASSETS           (1)
    ------------------ ----------------- ----------    -----------   -----------    ----------    -----------   -----------
    Interest rate      Interest rate
                          swaps           $ 456,500     $   10,999    $   41,162     $ 356,500     $   30,888     $       -
                       Interest rate
                          swaptions         285,000          5,322             -       135,000          3,301             -
                       Interest rate
                          futures           406,950              7             7       574,900             10             -
                       Interest rate
                          caps              100,000          2,844             -       100,000          1,291             -
                       Interest rate
                          floors            160,000            789             -       160,000          4,024             -
                       TBAs                  28,640         28,703             -        45,315         48,161             -
    Foreign currency   Foreign currency
                          swaps              17,000          3,136             -        17,000            598             -
    Equity market      Equity futures       220,417              2             2       218,169              2             -
                       Equity options     2,799,602        172,573        60,035     2,150,540        107,418        13,721
                                         ----------    -----------   -----------    ----------    -----------    ----------
        Total
         derivatives                     $4,474,109     $  224,375    $  101,206    $3,757,424     $  195,693     $  13,721
                                         ==========    ===========   ===========    ==========    ===========    ==========


  (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

 The Company has steadily increased the volume of derivatives trading throughout 2013 and 2012. This is evident through the increase in notional amounts in 2013.

 The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the interest and equity markets in assessing the trading activity for these programs.

 Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

 Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into a interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

 Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

 Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

 Interest rate floors are purchased by the Company to manage the impact of interest rate declines on overall investment performance. An interest rate floor is a series of put options on a specified interest rate. The Company enters into contracts to purchase interest rate floors and receives cash payments from the floor writer when the market rate is below the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate exceeds the specified rate on the maturity date, the Company does not receive a payment.

 Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

 Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

 Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the S&P 500 Index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

 Equity index options are used by the Company primarily to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

 The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

 The following tables present the amount and location of gains (losses) recognized in income from derivatives:


                                                                           DECEMBER 31, 2013
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)             NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------

    Interest rate swaps                       $           (50,040)       $               (87)      $                  -
    Interest rate swaptions                                (3,054)                         -                          -
    Interest rate futures                                 (18,085)                         -                        (29)
    Interest rate caps                                      1,807                          -                          -
    Interest rate floors                                     (270)                      (601)                         -
    TBAs                                                      (68)                         -                          -
    Foreign currency swaps                                  2,562                        489                          -
    Foreign currency forwards                                (205)                       (18)                         -
    Equity futures                                        (25,137)                         -                     15,915
    Equity options                                        (40,134)                         -                     87,204
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $          (132,624)       $              (217)      $            103,090
                                              ======================     ======================    =======================

                                                                           DECEMBER 31, 2012
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)             NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $             8,576       $                (88)      $                  -
    Interest rate swaptions                                  (236)                         -                          -
    Interest rate futures                                   4,701                          -                        (56)
    Interest rate caps                                       (777)                         -                          -
    Interest rate floors                                    2,267                       (326)                         -
    TBAs                                                      686                          -                          -
    Foreign currency swaps                                  3,315                        435                          -
    Foreign currency forwards                                 (19)                         2                          -
    Equity futures                                        (19,305)                         -                     11,680
    Equity options                                        (11,092)                         -                     18,332
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $           (11,884)       $                23       $             29,956
                                              ======================     ======================    =======================


The following tables present the amount and location of gains (losses) recognized in income from derivatives (continued):

                                                                           DECEMBER 31, 2011
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)             NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $             24,140       $               (82)      $                  -
    Interest rate futures                                   26,686                         -                        (33)
    Interest rate floors                                     4,232                      (227)                         -
    TBAs                                                       244                       461                          -
    Foreign currency swaps                                    (457)                      442                          -
    Foreign currency forwards                                  (80)                       33                          -
    Equity futures                                          (8,462)                        -                     (3,741)
    Equity options                                           3,785                         -                     (7,640)
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $             50,088       $               627       $            (11,414)
                                              ======================     ======================    =======================


 The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

 The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

 The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $101,223 and $128,924 at December 31, 2013 and 2012, respectively, and the Company delivered collateral in the amount of $25,290 and $19,382 at December 31, 2013 and 2012, respectively. The Company maintained ownership of any collateral delivered.

    EMBEDDED DERIVATIVES

 The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

 The following table presents the fair value of the Company's embedded derivatives at December 31:


                                                                                            2013               2012
                                                                                       ---------------    ---------------
    Embedded derivatives within annuity products:
      Minimum guaranteed withdrawal benefits                                           $       6,551      $     (47,903)
      Guaranteed payout floors                                                                (5,698)           (12,381)
      Other                                                                                   (4,472)            (4,107)

    Embedded derivatives within life insurance products:
      Equity-linked index credits                                                      $    (120,615)     $     (54,835)

 The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Embedded derivatives within annuity products:
      Net realized investment gains (losses)                        $      61,137      $       20,899     $     (60,606)
      Policyholder benefits                                                  (365)                436              (712)

    Embedded derivatives within life insurance products:
      Policyholder benefits                                         $     (65,780)     $      (23,909)    $         544


 At December 31, 2013 and 2012, fixed maturity and equity securities with a carrying value of $25,290 and $19,382, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8) VARIABLE INTEREST ENTITIES

 The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

 The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

    CONSOLIDATED VIES

 As of December 31, 2013 and 2012, the Company was the primary beneficiary for relationships with certain entities and development stage companies related to our business that were considered VIEs and consolidated.

 The following table summarizes the impact of consolidation to the consolidated balance sheets as of December 31:


                                                                     2013
                                                                ---------------
    Other invested assets                                       $         (300)
    Cash and cash equivalents                                              394
    Other assets                                                            65
    Income tax liability - current                                           3
    Accrued commissions and expenses                                        69
    Other liabilities                                                       87

 The following table summarizes the impact of consolidation to the consolidated statements of operations and comprehensive income (loss) for the year ended December 31:

                                                                  2013
                                                             ---------------
    Commission income                                        $          114
    General operating expenses                                          110
    Current income tax expense                                            4

    NON-CONSOLIDATED VIES

 The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See Note 6 for details regarding the carrying amount and classification of these assets.

 In addition, the Company invests in alternative investments that may or may not be VIEs. The Company has determined that it is not required to consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $495,219 and $494,890 and the maximum exposure was $801,943 and $773,039 at December 31, 2013 and 2012, respectively.

(9) NET FINANCE RECEIVABLES

 The Company has defined a portfolio segment as the portfolio in total with the class segments as direct installment loans and retail installment notes.

 Finance receivables as of December 31 were as follows:



                                                  2013               2012
                                             ---------------    ---------------
    Direct installment loans                 $      323,700     $      295,222
    Retail installment notes                         49,512             39,060
                                             ---------------    ---------------
            Gross finance receivables               373,212            334,282
    Accrued interest and charges                      6,264              5,636
    Unearned finance charges                       (103,176)           (89,760)
    Allowance for losses                            (14,781)           (13,396)
                                             ---------------    ---------------
            Finance receivables, net         $      261,519     $      236,762
                                             ===============    ===============

 Direct installment loans at December 31, 2013 and 2012 consisted of $222,715 and $205,984, respectively, of discount basis loans, net of unearned finance charges and unearned charges, and $10,108 and $8,833, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis loans with borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.


 Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2013 were as follows:

    2014                                                     $        1,810
    2015                                                             23,953
    2016                                                             93,347
    2017                                                            142,590
    2018                                                             13,989
    2019 and thereafter                                                 611
                                                             ---------------
         Total finance receivables, net of unearned finance
          charges                                                   276,300
    Allowance for losses                                            (14,781)
                                                             ---------------
            Finance receivables, net                         $      261,519
                                                             ===============

 During the years ended December 31, 2013, 2012 and 2011, principal cash collections of direct installment loans were $110,650, $100,486 and $89,667, respectively, and the percentages of these cash collections to average net balances were 52%, 51% and 50%, respectively. Retail installment notes principal cash collections were $44,410, $40,276 and $39,342, respectively, and the percentages of these cash collections to average net balances were 140%, 146% and 151% for the years ended December 31, 2013, 2012 and 2011, respectively.

 Direct installment loans and retail installment notes are reported on a contractual past-due aging. Past-due accounts (gross finance receivables) as of December 31, 2013 were as follows:

    Direct installment loans:
         30-60 days past due                                    $       12,107
         61-90 days past due                                             7,059
         91 days or more past due                                       18,405
                                                                ---------------
            Total direct installment loans                              37,571
    Retail installment notes:
         30-60 days past due                                               945
         61-90 days past due                                               545
         91 days or more past due                                        1,173
                                                                ---------------
            Total  retail installment notes                              2,663
                                                                ---------------
               Total gross finance receivables past due         $       40,234
                                                                ===============

    Percentage of gross finance receivables                              10.8%

 The ratio of the allowance for losses to total finance receivables, net of unearned finance charges was 5.3% and 5.4%, at December 31, 2013 and 2012, respectively.

 Changes in the allowance for losses for the years ended December 31 were as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Balance at beginning of year                                    $       13,396     $       12,406     $       11,335
    Provision for credit losses                                             11,635              9,090              8,933
    Charge-offs                                                            (15,030)           (12,780)           (12,303)
    Recoveries                                                               4,780              4,680              4,441
                                                                    ---------------    ---------------    ---------------
    Balance at end of year                                          $       14,781     $       13,396     $       12,406
                                                                    ===============    ===============    ===============

 The following table provides additional information about the allowance for losses as of December 31:

                                                               2013               2012
                                                          ---------------    ---------------
    Non-impaired gross finance receivables:
       Gross receivables balance                          $      365,342     $      327,273
       General reserves                                           14,469             13,115

    Impaired gross finance receivables (including TDRs):
       Gross receivables balance                          $        7,870     $        7,009
       General reserves                                              312                281

 All loans, excluding TDRs, deemed to be impaired are placed on non-accrual status. The average balance of impaired loans, excluding TDRs, during the years ended December 31, 2013 and 2012 was $9 and $22, respectively. There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2013 or 2012.

 The net investment in receivables on which the accrual of finance charges and interest was suspended and which are being accounted for on a cash basis at December 31, 2013 and 2012 was $26,201 and $23,305, respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2013 and 2012.

 Loans classified as TDRs were $7,865 and $6,991 at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013 and 2012, the Company modified $9,457 and $8,992, respectively, of loans for borrowers experiencing financial difficulties, which are classified as TDRs. For loans modified as TDRs during 2013, $4,821 subsequently experienced a payment default, during 2013. For loans modified as TDRs during 2012, $4,422 subsequently experienced a payment default during 2012. The Company recognized interest income of $1,383 and $1,213 from loans classified as TDRs for the years ended December 31, 2013 and 2012, respectively.

 The Company monitors the credit quality of its financing receivables by borrower type including retail loan borrowers and new, existing, former, and refinance for direct installment loan borrowers. Existing and former borrowers generally have the lowest credit risk profile as the Company already has an established lending and repayment history with these customers. New borrowers include first-time customers where the Company has limited lending and repayment history and would generally have a slightly higher risk profile than existing and former borrowers. Refinance borrowers include customers who have had terms of their original loan(s) restructured. These customers would have a higher credit risk as the borrower has previously demonstrated a risk of not repaying the loan or may have been through personal bankruptcy. Retail borrowers include customers that are typically first-time customers. The risk profile is lower with this type of first-time customer as a result of the security associated with the account. The Company also monitors credit risk by continually tracking customer payment performance.

 The following summary is an assessment of the gross finance receivables by class, segment, and credit quality indicator reviewed as of December 31, 2013 and 2012. The Company's credit risk profiles are based on customer type, customer creditworthiness, and customer performance.

                                                                                           2013                2012
                                                                                      ---------------     ---------------
    Customer type:
         New borrower                                                                 $       49,833      $       33,907
         Former borrower                                                                      31,415              28,074
         Existing borrower                                                                   220,555             206,398
         Refinance borrower                                                                   21,897              26,843
         Retail borrower                                                                      49,512              39,060
                                                                                      ---------------     ---------------
            Total gross finance receivables                                           $      373,212      $      334,282
                                                                                      ===============     ===============
    Customer creditworthiness:
         Non-bankrupt gross finance receivables:
            Direct installment loans                                                  $      322,333      $      293,835
            Retail installment notes                                                          49,401              38,949
                                                                                      ---------------     ---------------
               Total non-bankrupt gross finance receivables                                  371,734             332,784
         Bankrupt gross finance receivables:
            Direct installment loans                                                           1,367               1,387
            Retail installment notes                                                             111                 111
                                                                                      ---------------     ---------------
               Total bankrupt gross finance receivables                                        1,478               1,498
                                                                                      ---------------     ---------------
                  Total gross finance receivables                                     $      373,212      $      334,282
                                                                                      ===============     ===============
    Customer payment performance:
         Direct installment loans:
            Contractually performing, current to 30 days past due                     $      286,129      $      261,711
            Contractually performing, 31 to 60 days past due                                  12,107              11,456
            Contractually nonperforming, 61 or more days past due                             25,464              22,055
                                                                                      ---------------     ---------------
               Total direct installment loans                                                323,700             295,222
         Retail installment notes:
            Contractually performing, current to 30 days past due                             46,849              36,786
            Contractually performing, 31 to 60 days past due                                     945                 782
            Contractually nonperforming, 61 or more days past due                              1,718               1,492
                                                                                      ---------------     ---------------
               Total retail installment notes                                                 49,512              39,060
                                                                                      ---------------     ---------------
                  Total gross finance receivables                                     $      373,212      $      334,282
                                                                                      ===============     ===============

(10) INCOME TAXES

 Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                                        2013                2012                2011
                                                                   ---------------     ----------------     --------------
    Computed income tax expense                                    $      80,233       $      119,769       $    101,014
    Difference between computed and actual tax expense:
         Dividends received deduction                                    (19,975)             (14,548)           (13,570)
         Tax credits                                                      (2,079)              (2,031)            (2,133)
         Change in valuation allowance                                        (8)                   1                 (2)
         Expense adjustments and other                                      (150)                 916               (384)
                                                                   ---------------     ----------------     --------------
             Total income tax expense                              $      58,021       $      104,107       $     84,925
                                                                   ===============     ================     ==============


 The tax effects of temporary differences that give rise to the Company's net deferred tax liability at December 31 were as follows:

                                                                   2013               2012
                                                              ---------------    ---------------
    Deferred tax assets:
         Policyholder liabilities                             $       65,330      $      53,305
         Pension, postretirement and other benefits                   15,867             18,435
         Tax deferred policy acquisition costs                       186,338            165,244
         Deferred gain on individual disability coinsurance            4,694              5,680
         Net realized capital losses                                 107,028             64,761
         Other                                                        16,907             12,746
                                                              ---------------    ---------------
            Gross deferred tax assets                                396,164            320,171
         Less valuation allowance                                          -                 (8)
                                                              ---------------    ---------------
            Deferred tax assets, net of valuation allowance          396,164            320,163

    Deferred tax liabilities:
         Deferred policy acquisition costs                           280,972            197,920
         Premiums                                                     18,909             17,076
         Real estate and property and equipment depreciation          10,974              9,983
         Basis difference on investments                              52,261             22,885
         Net unrealized capital gains                                191,441            408,460
         Ceding commissions and goodwill                               3,052              1,685
         Other                                                        24,270             16,684
                                                              ---------------    ---------------
            Gross deferred tax liabilities                           581,879            674,693
                                                              ---------------    ---------------
                Net deferred tax liability                    $      185,715      $     354,530
                                                              ===============    ===============

 As of December 31, 2013, management determined that no valuation allowance was needed related to tax benefits of certain state operating loss carryforwards or for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized.

 As of December 31, 2012, the Company recorded a valuation allowance of $8 related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflected management's assessment based, on available information, that it was more likely than not that the deferred income tax asset for certain state operating loss carryforwards would not be realized. Management had determined that a valuation allowance was not required for other deferred tax items based on management's assessment that it was more likely than not that these deferred tax assets would be realized through future reversals of existing taxable temporary differences and future taxable income.

 The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2013, 2012, and 2011, was $(8), $1 and $(2),
 respectively.

 At December 31, 2013, state net operating loss carryforwards were $742 with the majority expiring in 2017 and 2019.

 Income taxes paid for the years ended December 31, 2013, 2012 and 2011, were $110,567, $113,692 and $63,508, respectively.

 A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:


                                                                    2013               2012
                                                               ---------------    ---------------
    Balance at beginning of year                               $       11,135     $       17,172
    Additions based on tax positions related to current year              892                752
    Reductions for tax positions of prior years                        (2,172)            (6,789)
                                                               ---------------    ---------------
    Balance at end of year                                     $        9,855     $       11,135
                                                               ===============    ===============

 Included in the balance of unrecognized tax benefits at December 31, 2013 are potential benefits of $3,680 that, if recognized, would affect the effective tax rate on income from operations.

 As of December 31, 2013, accrued interest and penalties of $1,320 are recorded as current income tax liabilities on the consolidated balance sheets and $207 is recognized as a current income tax expense on the consolidated statements of operations and comprehensive income (loss).

 At December 31, 2013, the Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies may significantly increase within the next 12 months. However, an estimate of the reasonably possible increase cannot be made at this time.

 The consolidated federal income tax return for MMC and subsidiaries for 2012 is expected to be under examination by the IRS beginning in late 2014. In August 2013, the IRS completed their audit of the consolidated federal income tax returns for the years 2010 and 2011 on a fully agreed basis and the Company paid the taxes assessed as a result. With regard to years 2008 and 2009, the consolidated federal income tax returns were sent back to the IRS examining agent by the IRS Office of Appeals to resolve the one remaining issue in accordance with an Industry Director Directive put out by the IRS in 2012 on the matter; however, the audit has not yet concluded. The Company believes that any additional taxes assessed or refunded as a result of these examinations will not have a material impact on its financial position. In addition, the Company received additional interest with respect to some earlier tax years as the result of a claim for refund.

(11) EMPLOYEE BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS

 The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation. Additionally, a subsidiary of the Company has a non-contributory defined benefit plan covering all the employees of the subsidiary who are 21 years of age or older and have completed one year of service. Benefits are based upon years of participation and the employee's average monthly compensation. During 2012, the Company adopted an amendment, effective January 1, 2013, to reduce the benefit formula.

 The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. During 2013, the Company amended the agents plan eliminating certain future benefits.

 The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                           PENSION BENEFITS                       OTHER BENEFITS
                                                    --------------------------------     ---------------------------------
                                                        2013              2012               2013              2012
                                                    --------------    --------------     --------------    ---------------
    Change in benefit obligation:
    Benefit obligation at beginning of year         $      70,909     $      65,672      $       8,099     $       8,296
    Service cost                                            1,990             1,995                181               142
    Interest cost                                           2,921             2,969                308               307
    Amendment                                                   -              (830)            (1,747)                -
    Actuarial loss (gain)                                  (6,337)            3,510               (587)             (263)
    Benefits paid                                          (2,622)           (2,407)              (504)             (383)
                                                    --------------    --------------     --------------    ---------------
    Benefit obligation at end of year               $      66,861     $      70,909      $       5,750     $       8,099
                                                    ==============    ==============     ==============    ===============

    Change in plan assets:
    Fair value of plan assets at beginning
       of year                                      $      58,985     $      54,279      $           -     $           -
    Actual return on plan assets                            3,973             3,721                  -                 -
    Employer contribution                                   3,546             3,392                504               383
    Benefits paid                                          (2,622)           (2,407)              (504)             (383)
                                                    --------------    --------------     --------------    ---------------
    Fair value of plan assets at end of year        $      63,882     $      58,985      $           -     $           -
                                                    ==============    ==============     ==============    ===============

    Net amount recognized:
    Funded status                                   $      (2,979)    $     (11,924)     $      (5,750)    $      (8,099)

    Amounts recognized on the consolidated
       balance sheets:
    Prepaid benefit cost                            $       1,164     $           -      $           -     $           -
    Accrued benefit cost                                   (4,143)          (11,924)            (5,750)           (8,099)
                                                    --------------    --------------     --------------    ---------------
    Net amount recognized                           $      (2,979)    $     (11,924)     $      (5,750)     $     (8,099)
                                                    ==============    ==============     ==============    ===============

    Weighted average assumptions used to
      determine benefit obligations:
    Discount rate                                           4.64%             3.75%              4.49%             3.53%
    Rate of compensation increase                           4.50%             4.50%                  -                 -

    Weighted average assumptions used to
      determine net periodic benefit costs:
    Expected long-term return on plan assets                5.22%             5.16%                  -                 -
    Discount rate                                           3.75%             4.21%              3.53%             4.09%
    Rate of compensation increase                           4.50%             5.00%                  -                 -

                                                           PENSION BENEFITS                      OTHER BENEFITS
                                                    --------------------------------     --------------------------------
                                                        2013              2012               2013              2012
                                                    --------------    --------------     --------------    --------------
    Components of net periodic benefit cost:
    Service cost                                    $       1,990     $       1,995      $         181     $         142
    Interest cost                                           2,921             2,969                308               307
    Expected return on plan assets                         (2,913)           (2,826)                 -                 -
    Prior service benefit amortization                        (80)               (4)              (676)             (675)
    Recognized net actuarial loss (gain)                    1,241               980                (66)             (217)
                                                    --------------    --------------     --------------    --------------
    Net periodic benefit cost                       $       3,159     $       3,114      $        (253)     $       (443)
                                                    ==============    ==============     ==============    ==============

    Other changes in plan assets and benefit
      obligations recognized in other
        comprehensive income (loss):
    Net gain (loss)                                 $       7,397     $      (2,615)     $         586     $         263
    Amortization of net loss (gain)                         1,241               980                (66)             (217)
    Amortization of prior service benefit                     (80)               (4)              (676)             (675)
    Amendment                                                   -               830              1,747                 -
                                                    --------------    --------------     --------------    --------------
    Total recognized in other comprehensive
        income (loss)                               $       8,558     $        (809)     $       1,591     $        (629)
                                                    ==============    ==============     ==============    ==============

    Amounts recognized in accumulated
      other comprehensive income (loss):
    Net actuarial gain (loss)                       $     (10,605)    $     (19,243)     $       2,940     $       2,420
    Prior service benefit                                     775               855              3,042             1,971
                                                    --------------    --------------     --------------    --------------
    Accumulated other comprehensive income
      (loss) at end of year                         $      (9,830)    $     (18,388)     $       5,982     $       4,391
                                                    ==============    ==============     ==============    ==============

    Accumulated benefit obligation                  $      63,097     $      66,460      $       5,750     $       8,099

    Plans with accumulated benefit obligation
      in excess of plan assets:
    Projected benefit obligation                    $      43,427     $      45,590
    Accumulated benefit obligation                         43,427            45,590
    Fair value of plan assets                              39,285            37,875


 Prepaid benefit costs are included in other assets and accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

 The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2014 are $80 and $539, respectively. The estimated prior service credit and net actuarial gain for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income
 (loss) into net periodic benefit cost in 2014 are $1,258 and $237, respectively. In 2014, the Company expects to contribute any amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

 Estimated future benefit payments for pension and other postretirement plans:



                           PENSION                              MEDICARE
                           BENEFITS        OTHER BENEFITS        SUBSIDY
                        ---------------    ---------------    --------------
    2014                $        3,183     $          459     $           -
    2015                         3,202                400                 -
    2016                         3,273                401                 -
    2017                         3,331                362                 -
    2018                         3,416                338                 -
    2019 - 2023                 18,095              1,763                 -

 For measurement purposes, the assumed health care cost trend rates start at 8.0% in 2013 and decrease gradually to 5.0% for 2019 and remain at that level thereafter. For 2012, the assumed health care cost trend rates start at 9.0% in 2012 and decrease gradually to 5.5% for 2019 and remain at that level thereafter.

 The assumptions presented herein are based on pertinent information available to management as of December 31, 2013 and 2012. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2013 by $40 and the service cost and interest cost components of net periodic benefit costs for 2013 by $9. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2013 by $36 and the service cost and interest cost components of net periodic postretirement benefit costs for 2013 by $8.

 To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury spot curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

 Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

 Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equity securities, fixed maturity securities and other investments.

 The target asset allocation as of December 31, 2013, for each of the broad investment categories, weighted for all plans combined is as follows:

    Equity securities                          13% to   25%
    Fixed maturity securities                  13% to   25%
    Insurance company general account          61% to   63%
    Other                                       0% to    2%

  The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                              2013               2012
                                         ---------------    ---------------
    Equity securities                              18%                17%
    Fixed maturity securities                      20%                19%
    Insurance company general account              62%                64%

 Equity securities and fixed maturity securities, as classified in the above table, include investments in pooled separate accounts. Pooled separate accounts are under a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

 The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

 At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees.

 The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

 The fair value of the Company's pension plan financial assets and financial liabilities has been determined using available market information as of December 31, 2013 and 2012. Although the Company is not aware of any factors that would significantly affect the fair value of the pension plan financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

 Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

 The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

    Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds and actively-traded equity securities.

    Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

    Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

 The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

 Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

 The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

    DECEMBER 31, 2013                                 LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
    -------------------------------------------    ---------------    --------------    ---------------    --------------
    Investments in pooled separate accounts        $           -      $      24,597     $           -      $      24,597
    Insurance company general account                          -                  -            39,285             39,285
                                                   ---------------    --------------    ---------------    --------------
         Total financial assets                    $           -      $      24,597     $      39,285      $      63,882
                                                   ===============    ==============    ===============    ==============

    DECEMBER 31, 2012                                 LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
    -------------------------------------------    ---------------    --------------    ---------------    --------------
    Investments in pooled separate accounts (1)    $           -      $      21,110     $           -      $      21,110
    Insurance company general account                          -                  -            37,875             37,875
                                                   ---------------    --------------    ---------------    --------------
         Total financial assets                    $           -      $      21,110     $      37,875      $      58,985
                                                   ===============    ==============    ===============    ==============

  (1) Investments in pooled separate accounts previously included in Level 1 at December 31, 2012 have been reclassified to Level 2 to conform to the December 31, 2013 presentation.

    INVESTMENTS IN POOLED SEPARATE ACCOUNTS

 Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. Investments in pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by asset management firms with little readily determinable public pricing information.

    INSURANCE COMPANY GENERAL ACCOUNT

 Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities and are classified as Level 3.

 The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2013:

                                                                                         PURCHASES,
                                               BALANCE AT       TOTAL APPRECIATION       SALES AND        BALANCE AT
                                                BEGINNING       (DEPRECIATION) IN       SETTLEMENTS,        END OF
                                                 OF YEAR            FAIR VALUE               NET              YEAR
                                               ------------    ---------------------    --------------    -----------
    Insurance company general account          $    37,875     $             1,410      $          -      $   39,285


 The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2012:

                                                                                         PURCHASES,
                                               BALANCE AT       TOTAL APPRECIATION        SALES AND       BALANCE AT
                                                BEGINNING       (DEPRECIATION) IN       SETTLEMENTS,        END OF
                                                 OF YEAR            FAIR VALUE               NET             YEAR
                                               ------------    ---------------------    --------------    -----------
    Insurance company general account          $    36,274     $             1,601      $          -      $   37,875

 Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ending December 31, 2013 and 2012. There were no transfers in to or out of level 3 for the years ending December 31, 2013 and 2012.

 The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

    PROFIT SHARING PLANS

 The Company also has a profit sharing plan covering substantially all agents. The Company's contribution is made as a certain percentage based on voluntary contribution rates and applied to each eligible agent's annual contribution. The Company recognized contributions to the plan during 2013, 2012, and 2011 of $1,392, $1,440, and $1,038, respectively.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

 Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

                                                                         2013               2012                2011
                                                                    ---------------     --------------     ---------------
    Balance at January 1                                            $      586,416      $     581,040      $      585,325
          Less:  reinsurance recoverable                                   521,021            518,521             520,524
                                                                    ---------------     --------------     ---------------
    Net balance at January 1                                                65,395             62,519              64,801
                                                                    ---------------     --------------     ---------------
    Incurred related to:
          Current year                                                     102,869             80,523              81,813
          Prior years                                                          619              7,248              (1,853)
                                                                    ---------------     --------------     ---------------

    Total incurred                                                         103,488             87,871              80,060
                                                                    ---------------     --------------     ---------------
    Paid related to:
          Current year                                                      63,525             60,759              56,713
          Prior years                                                       29,743             30,942              26,575
                                                                    ---------------     --------------     ---------------
    Total paid                                                              93,268             91,701              83,288
    Purchase of subsidiaries (1)                                                 -              6,706                 946
                                                                    ---------------     --------------     ---------------
    Net balance at December 31                                              75,615             65,395              62,519
          Plus:  reinsurance recoverable                                   489,861            521,021             518,521
                                                                    ---------------     --------------     ---------------
    Balance at December 31                                          $      565,476      $     586,416      $      581,040
                                                                    ===============     ==============     ===============

     (1) See note 17.

 In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

 As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $619, $7,248 and $(1,853) in 2013, 2012 and 2011,
 respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

 In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

 The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

 Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

 The effect of reinsurance on premiums for the years ended December 31 was as follows:


                              2013               2012               2011
                         ---------------    ---------------    ---------------
    Direct premiums      $    2,311,385     $    2,084,325     $    1,877,483
    Reinsurance assumed          31,925             25,732             28,201
    Reinsurance ceded          (557,204)          (446,229)          (363,685)
                         ---------------    ---------------    ---------------
         Net premiums    $    1,786,106     $    1,663,828     $    1,541,999
                         ===============    ===============    ===============

  Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss) were $512,414, $401,913 and $326,692 during 2013, 2012, and 2011, respectively.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

 The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

 The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

 The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities and the minimum withdrawal benefits on variable deferrable annuities are included in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations and comprehensive income
 (loss). For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations and comprehensive income (loss). There were no investment gains or losses on transfers of assets from the general account to the separate account during 2013, 2012 or 2011.

 The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

 At December 31, the Company had the following variable annuity contracts with guarantees:

                                                               2013                  2012
                                                         ------------------    ------------------
  Return of net deposits:
   In the event of death
    Account value                                        $       3,512,025     $       2,510,626
    Net amount at risk                                   $           4,711     $           8,238
    Average attained age of contractholders                           60.7                  59.8
   As withdrawals are taken
    Account value                                        $         269,630     $         254,827
    Net amount at risk                                   $             131     $           2,202
    Average attained age of contractholders                           68.7                  67.6

  Return of net deposits plus a minimum return:
   In the event of death
    Account value                                        $         201,998     $         176,664
    Net amount at risk                                   $          15,460     $          20,652
    Average attained age of contractholders                           66.7                  65.6
   At annuitization
    Account value                                        $         606,217     $         516,504
    Net amount at risk                                   $               -     $               -
    Weighted average period remaining until expected
      annuitization (in years)                                         5.0                   5.4
   As withdrawals are taken
    Account value                                        $       1,878,052     $       1,019,906
    Net amount at risk                                   $           7,995     $          29,739
    Average attained age of contractholders                           62.8                  62.8

  Highest specified anniversary account value:
    In the event of death
    Account value                                        $         769,018     $         614,364
    Net amount at risk                                   $           5,084     $          10,168
    Average attained age of contractholders                           61.2                  60.2

  Guaranteed payout annuity floor:
    Account value                                        $          52,817     $          45,861
    Net amount at risk                                   $               6     $              23
    Average attained age of contractholders                           72.9                  71.6

 At December 31, the Company had the following universal life and variable life contracts with guarantees:


                                                        2013                  2012
                                                  ------------------    ------------------

  Account value (general and separate accounts)   $       4,730,037     $       3,694,328
  Net amount at risk                              $      47,279,305     $      45,181,638
  Average attained age of policyholders                        49.0                  49.0


 Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2013 were as follows:

                                    MINIMUM GUARANTEED
                                     DEATH AND INCOME      GUARANTEED PAYOUT     MINIMUM GUARANTEED     UNIVERSAL LIFE AND
                                         BENEFITS            ANNUITY FLOOR       WITHDRAWAL BENEFIT       VARIABLE LIFE
                                    -------------------    -------------------   -------------------    -------------------

    Balance at beginning of year    $           2,370      $          12,381     $          47,903      $          49,120
    Incurred guarantee benefits                   749                 (6,527)              (54,454)                24,310
    Paid guaranteed benefits                     (396)                  (156)                    -                (11,262)
                                    -------------------    -------------------   -------------------    -------------------
    Balance at end of year          $           2,723      $           5,698     $          (6,551)     $          62,168
                                    ===================    ===================   ===================    ===================


 Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2012 were as follows:



                                     MINIMUM GUARANTEED
                                     DEATH AND INCOME       GUARANTEED PAYOUT    MINIMUM GUARANTEED     UNIVERSAL LIFE AND
                                         BENEFITS            ANNUITY FLOOR       WITHDRAWAL BENEFIT       VARIABLE LIFE
                                    -------------------    -------------------   -------------------    -------------------
    Balance at beginning of year    $           2,067      $          15,272     $          65,911      $          39,874
    Incurred guarantee benefits                 1,675                 (2,588)              (18,008)                19,688
    Paid guaranteed benefits                   (1,372)                  (303)                    -                (10,442)
                                    -------------------    -------------------   -------------------    -------------------
    Balance at end of year          $           2,370      $          12,381     $          47,903      $          49,120
                                    ===================    ===================   ===================    ===================


 The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

 The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2013 and 2012 (except where noted otherwise):

- Data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.
- Mean investment performance was 5.45% and 6.48% for 2013 and 2012, respectively, and is consistent with DAC projections over a 10 year period.
-  Annualized monthly standard deviation was 15.28%.
-  Assumed mortality was 100% of the A2000 table.
- Lapse rates varied by contract type and policy duration, ranging from 1.00% to 15.00% and 1.00% to 17.25% for 2013 and 2012, respectively, with an average of 8.00% for 2013 and 2012.
- Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

 The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2013 and 2012 (except where noted otherwise):

- Separate account investment performance assumption was 8.00%.
- Assumed mortality was 100% of pricing levels.
- Lapse rates varied by policy duration, ranging from 2.00% to 9.00%.
- Long-term general account discount rate grades up to 7.00% over five years for 2013 and 2012.
- Separate account discount rate was 7.73%.

 Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:


                                                   VARIABLE ANNUITY CONTRACTS               VARIABLE LIFE CONTRACTS
                                               ------------------------------------   ------------------------------------
                                                     2013                2012               2013                2012
                                               ----------------    ----------------   ----------------    ----------------
  Equity                                       $     2,355,948     $     1,742,620    $     1,669,163     $     1,559,638
  Bond                                                 867,350             676,026            211,647             146,037
  Balanced                                           1,074,541             704,544            347,928             141,131
  Money market                                          51,619              54,670             27,093              29,316
  Mortgage                                              57,621              54,377             36,281              40,617
  Real estate                                           75,962              69,417             47,529              48,615
                                               ----------------    ----------------   ----------------    ----------------
       Total                                   $     4,483,041     $     3,301,654    $     2,339,641     $     1,965,354
                                               ================    ================   ================    ================

(15)     UNREMITTED PREMIUMS AND CLAIMS PAYABLE

 The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2013 and 2012, the liability associated with unremitted premiums and claims payable was $21,530 and $21,615, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2013 and 2012, the Company had restricted the use of $21,530 and $21,615, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

(16) SHORT-TERM AND LONG-TERM DEBT

 Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principle balance. Short-term debt is debt coming due in the next 12 months.

    SHORT-TERM DEBT

 The following table provides a summary of short-term debt and related collateral for that debt as of December 31:

                                                            LIABILITY                             COLLATERAL
                                               ------------------------------------   ------------------------------------
                                                    2013                2012               2013                2012
                                               ----------------    ----------------   ----------------    ----------------

   Reverse repurchase agreement                $        50,000     $        50,000    $        52,733     $        54,838


 Periodically, the Company may enter into short-term reverse repurchase agreements in order to borrow funds for short-term operating needs or facilitate trading activity. In a reverse repurchase agreement, the Company transfers specified securities to a counterparty in exchange for cash and simultaneously agrees to reacquire the same, or substantially the same, securities at a future date for an amount equal to the cash exchanged plus an interest factor. The Company maintains effective control over the securities and accounts for these agreements as collateralized borrowings. The short-term debt is collateralized by fixed maturity RMBS securities which are included in fixed maturity securities available-for-sale on the consolidated balance sheets. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is recorded as a general operating expense on the consolidated statements of operations and comprehensive income
 (loss).

    LONG-TERM DEBT

 The following table provides a summary of long-term debt as of December 31:


                                                      LIABILITY
                                         ------------------------------------
                                              2013                2012
                                         ----------------    ----------------
   Surplus notes                         $       118,000     $       118,000
   Federal Home Loan Bank borrowings             200,000             150,000
                                         ----------------    ----------------
      Total long-term debt               $       318,000     $       268,000
                                         ================    ================

 In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2013 and 2012, the balance of the surplus notes was $118,000. During 2012, the Company repurchased $2,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $622 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations and comprehensive income (loss).

 All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2013 and 2012, the accrued interest was $2,832. Interest paid on the surplus notes for the years ended December 31, 2013, 2012 and 2011 was $9,735, $9,782 and $9,900, respectively.

 The issuance costs of $1,421 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2013 and 2012, accumulated amortization was $870 and $822, respectively.

 The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. The outstanding borrowings at December 31, 2013 have a maturity of 7 years with principal due at that time. The Company pledged $570,358 of fixed maturity CMBS and RMBS securities and mortgage loans as collateral as of December 31, 2013. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $300,414 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The Company also currently holds FHLB common stock of $18,000, as required. The FHLB common stock is not classified as available-for-sale and is carried at cost, which approximates fair value, and is recorded in other invested assets in the consolidated balance sheets.

 At December 31, 2013, the aggregate minimum annual long-term debt maturities for the next five years and thereafter are as follows: 2014, $0; 2015, $0; 2016, $0; 2017, $0; 2018, $0; thereafter, $318,000.

 Total interest paid by the Company for the years ended December 31, 2013, 2012 and 2011 was $10,115, $9,874 and $9,900, respectively.

(17) BUSINESS COMBINATIONS

 During 2013, the Company acquired the account rights of certain insurance agencies. The aggregate purchase price of $10,696 was allocated to various assets and liabilities including $5,653 to finite-lived intangible assets and $4,481 to goodwill.

 During 2012, the Company acquired an insurance company. The purchase price paid in cash during 2012 was $34,444. The aggregate purchase price was allocated to assets, value of business acquired (VOBA) and liabilities. VOBA, which is included in DAC on the consolidated balance sheets, of $7,675 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income (loss) was $2,157 and $3,871 for the years ended December 31, 2013 and 2012, respectively. No goodwill was recorded as part of the allocation of purchase price.

 During 2011, the Company acquired an insurance company. The aggregate purchase price of $45,780 consisted of $885 and $44,895 cash paid in 2012 and 2011, respectively. The aggregate purchase price was allocated to assets, VOBA and liabilities. VOBA of $1,852 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income (loss) was $400, $340 and $153 for the years ended December 31, 2013, 2012 and 2011, respectively. No goodwill was recorded as part of the allocation of purchase price.

 The amount of acquisition-related additional cash consideration the Company may have to pay in 2014 and future years if certain thresholds are attained is $8,050 of which $6,125 was accrued at December 31, 2013.

(18) GOODWILL AND INTANGIBLE ASSETS

 The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                              2013                2012
                                         ----------------    ----------------
    Balance at beginning of year         $        40,675     $        39,711
    Additions                                      4,481                 964
                                         ----------------    ----------------
    Balance at end of year               $        45,156     $        40,675
                                         ================    ================

 A qualitative assessment of goodwill was performed during 2013. The Company assessed economic conditions, industry and market consideration in addition to overall financial performance of the reporting unit. It was determined that the fair value of the reporting unit is, more likely than not, greater than the carrying value and no further goodwill testing was completed and no impairment was recognized. The amount of intangible assets, excluding the VOBA, included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:



                                           2013                2012
                                      ----------------    ----------------
    Balance at beginning of year      $        5,150      $        4,012
    Acquisitions                               5,653               3,079
    Amortization                              (2,187)             (1,941)
                                      ----------------    ----------------
    Balance at end of year            $        8,616      $        5,150
                                      ================    ================

 The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2013 include non-compete agreements amortizable on a straight-line basis over three years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2012 include non-compete agreements amortizable on a straight-line basis over three years and customer lists amortized over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to the expected useful lives and no intangible impairments were recorded in 2013, 2012 or 2011.

 Intangible asset amortization expense for 2013, 2012 and 2011 in the amount of $2,187, $1,941 and $1,882, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows:
 2014, $3,243 2015, $2,346; 2016, $1,465; 2017, $782; 2018, $408.

(19) RELATED PARTY TRANSACTIONS

 The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $19,538, $18,101 and $16,089 during 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the amount due to Advantus under these agreements was $7,656 and $7,038, respectively.

 The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $1,046, $975 and $971 for the years ended December 31, 2013, 2012 and 2011, respectively.

 Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2013, 2012 and 2011, the amounts transferred were $11,556, $10,272, and $10,501, respectively.

 The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2013 and 2012, the amount payable to the Company was $19,011 and $19,475, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2013, 2012, and 2011 were $66,366, $64,251 and $60,215, respectively. The Company also has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the years ended December 31, 2013, 2012 and 2011 was $24,264, $28,229 and $21,584,
 respectively. The amount payable to SFG at December 31, 2013 and 2012 was $2,908 and $3,963, respectively. As of December 31, 2013, the Company also had a receivable from SFG, in the amount of $1,262, related to the advance of future years' defined benefit plan expenses.

 In 2002, the Company sold a group variable universal life policy to SFG. The Company received premiums of $2,000, $2,000 and $2,000 in 2013, 2012 and 2011, respectively, for this policy. No claims were paid during 2013, 2012 and 2011. As of December 31, 2013 and 2012, reserves held under this policy were $31,885 and $25,662, respectively.

 The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $30,030, $23,614 and $18,309 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, commission revenue due to the Company from its affiliates was $2,263 and $2,232, respectively.

 Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $9,816, $7,623 and $4,319 in commission expenses related to the sales of these products for the years ended December 31, 2013, 2012 and 2011, respectively.

(20) OTHER COMPREHENSIVE INCOME (LOSS)

 Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

 The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below:

                                                                                      DECEMBER 31, 2013
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
        during the period                                             $   (571,770)      $    202,325      $   (369,445)
       Less: Reclassification adjustment for gains (losses)
          included in net income                                           (33,626)            11,770           (21,856)
       Unrealized gains (losses) on securities - OTTI                       (8,352)             2,923            (5,429)
       Adjustment to deferred policy acquisition costs                     246,061            (86,122)          159,939
       Adjustment to reserves                                              110,274            (38,596)           71,678
       Adjustment to unearned policy and contract fees                     (99,756)            34,915           (64,841)
       Adjustment to pension and other postretirement plans                  9,730             (3,406)            6,324
       Less: Reclassification adjustment for expenses
          included in net income                                               419               (147)              272
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $   (347,020)      $    123,662      $   (223,358)
                                                                      ==============     ==============    ==============

 The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below (Continued):

                                                                                      DECEMBER 31, 2012
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
        during the period                                             $     351,867      $    (124,306)    $     227,561
       Less: Reclassification adjustment for gains (losses)
        included in net income                                              (72,034)            25,212           (46,822)
       Unrealized gains (losses) on securities - OTTI                        17,222            (6,028)            11,194
       Adjustment to deferred policy acquisition costs                      (89,533)            31,337           (58,196)
       Adjustment to reserves                                               (44,051)            15,418           (28,633)
       Adjustment to unearned policy and contract fees                        9,761            (3,416)             6,345
       Adjustment to pension and other postretirement plans                  (1,438)               504              (934)
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $     171,794      $     (61,279)    $     110,515
                                                                      ==============     ==============    ==============

                                                                                      DECEMBER 31, 2011
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
        during the period                                             $     319,525      $    (111,423)    $     208,102
       Less: Reclassification adjustment for gains (losses)
        included in net income                                              (67,167)            23,508           (43,659)
       Unrealized gains (losses) on securities - OTTI                        30,660           (10,731)            19,929
       Adjustment to deferred policy acquisition costs                      (99,889)            34,961           (64,928)
       Adjustment to reserves                                               (72,822)            25,488           (47,334)
       Adjustment to unearned policy and contract fees                       57,267           (20,044)            37,223
       Adjustment to pension and other postretirement plans                  (9,688)             3,391            (6,297)
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $     157,886      $     (54,850)    $     103,036
                                                                      ==============     ==============    ==============

 Information regarding amounts reclassified out of each component of accumulated other comprehensive income (loss) and related tax effects at December 31, 2013 were as follows:

                                                                      AMOUNT
                                                                   RECLASSIFIED
                                                                       FROM
                                                                    ACCUMULATED
                                                                       OTHER              CONSOLIDATED STATEMENT OF
                                                                   COMPREHENSIVE      OPERATIONS AND COMPREHENSIVE INCOME
                                                                   INCOME (LOSS)                (LOSS) LOCATION
                                                                  ----------------    ------------------------------------
    Net unrealized investment gains (losses):
       Unrealized gains (losses)                                  $        41,778     Other net realized investment gains
       Unrealized OTTI losses - OTTI on fixed maturity
        securities                                                           (495)    OTTI on fixed maturity securities
       Unrealized OTTI losses - OTTI on other securities                   (7,657)    Other net realized investment gains
                                                                  ----------------
          Unrealized investment gains (losses), before
             income tax                                                    33,626
       Deferred income tax benefit (expense)                              (11,770)
                                                                  ----------------
             Unrealized investment gains (losses), net of
                income tax                                        $        21,856
                                                                  ================

    Pension and other postretirement plans (1):
       Amortization of prior service benefit                      $           756     General operating expenses
       Amortization of net actuarial losses                                (1,175)    General operating expenses
                                                                  ----------------
          Amortization of pension and other postretirement plan
             items, before income tax                                        (419)
       Deferred income tax benefit (expense)                                  147
                                                                  ----------------
               Amortization of pension and other postretirement
                  plan items, net of income tax                   $          (272)
                                                                  ================


  (1) These accumulated other comprehensive income (loss) items are included in the computation of net periodic benefit costs. See Note 11 for further details.

 The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

                                                                                             2013              2012
                                                                                        ---------------    --------------
    Gross unrealized gains                                                              $     735,374      $   1,173,099
    Gross unrealized losses                                                                  (197,460)           (29,789)
    Gross unrealized losses - OTTI                                                              9,990             18,342
    Adjustment to deferred policy acquisition costs                                           (51,153)          (297,214)
    Adjustment to reserves                                                                    (80,705)          (190,979)
    Adjustment to unearned policy and contract fees                                            (7,048)            92,708
    Adjustment to pension and other postretirement plans                                       (3,848)           (13,997)
                                                                                        ---------------    --------------
                                                                                              405,150            752,170
    Deferred federal income tax expenses                                                     (136,042)          (259,704)
                                                                                        ---------------    --------------
          Net accumulated other comprehensive income (loss)                             $     269,108      $     492,466
                                                                                        ===============    ==============


(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

 Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2013 statutory results, the maximum amount available for the payment of dividends during 2014 by Minnesota Life Insurance Company without prior regulatory approval is $232,968.

 During the years ended December 31, 2013, 2012, and 2011 there were no dividends declared or paid to SFG.

 For the years ended December 31, 2013, 2012 and 2011 there were no capital contributions from SFG to the Company.

(22) COMMITMENTS AND CONTINGENCIES

 The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

 In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

 The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2013 and 2012, these securities were reported at fair value of $28,703 and $48,161, respectively.

 The Company has long-term commitments to fund alternative investments and real estate investments totaling $307,724 as of December 31, 2013. The Company estimates that $123,000 of these commitments will be invested in 2014, with the remaining $184,724 invested over the next four years.

 As of December 31, 2013, the Company had committed to originate mortgage loans totaling $137,833 but had not completed the originations.

 As of December 31, 2013, the Company had committed to purchase corporate fixed maturity securities totaling $5,500 but had not completed the purchase transactions.

 As of December 31, 2013, the Company had committed to purchase loan-backed securities totaling $11,914 but had not completed the purchase transactions.

 The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2014, $11,267; 2015, $11,267; 2016, $11,267; 2017, $11,267; 2018, $11,267. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2014, $617; 2015, $606; 2016, $434; 2017, $304; 2018, $276.
 Lease expense, net of sub-lease income, for the years ended December 31, 2013, 2012 and 2011 was $8,672, $8,731, and $8,649, respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2014, $3,593; 2015, $2,940; 2016, $2,240; 2017, $1,593; 2018,
 $379.

 At December 31, 2013, the Company had guaranteed the payment of $50,400 of policyholder dividends and discretionary amounts payable in 2014. The Company has pledged fixed maturity securities, valued at $55,590 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

 The Company has a 100% coinsurance agreement for its individual disability line within its Corporate business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2013 and 2012, the assets held in trust were $561,177 and $582,178, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

 Occasionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

 In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

 In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

 The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2016. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2013 and 2012 was approximately $4,735 and $2,516, respectively.

 The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2013 and 2012, the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,864 and $2,267 as of December 31, 2013 and 2012, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

 The Company's insurance operations, domiciled in various states, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the regulatory authority of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

 The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiaries exceeded the minimum RBC requirements for the years ended December 31, 2013, 2012 and 2011.

 The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company's insurance operations reported net income of $123,126, $137,877 and $128,147 in 2013, 2012 and 2011, respectively. Statutory surplus of these operations was $2,329,680 and $2,181,829 as of December 31, 2013 and 2012,
 respectively.

(24) SUBSEQUENT EVENTS

 The Company evaluated subsequent events through March 3, 2014, the date these financial statements were issued. There were no material subsequent events that required recognition or further disclosure in the Company's financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2013
                                 (IN THOUSANDS)

                                                                                                            AS SHOWN
                                                                                                             ON THE
                                                                                                          CONSOLIDATED
TYPE OF INVESTMENT                                                COST (3)               VALUE           BALANCE SHEET (1)
                                                              ------------------   ------------------   ------------------

Fixed maturity securities
     U.S. government                                           $        334,064     $        349,284     $        349,284
     Agencies not backed by the full faith and
       credit of the U.S. government                                    381,881              359,864              359,864
     Foreign governments                                                 44,558               48,422               48,422
     Public utilities                                                   760,486              800,295              800,295
     Asset-backed securities                                            432,732              450,106              450,106
     Mortgage-backed securities                                       3,043,851            3,094,304            3,094,304
     All other corporate fixed maturity securities                    5,785,305            6,049,205            6,049,205
                                                              ------------------   ------------------   ------------------
        Total fixed maturity securities                              10,782,877           11,151,480           11,151,480
                                                              ------------------   ------------------   ------------------

Equity securities:
     Common stocks:
        Public utilities                                                 28,333               29,205               29,205
        Banks, trusts and insurance companies                           174,516              193,694              193,694
        Industrial, miscellaneous and all other                         118,537              167,498              167,498
     Nonredeemable preferred stocks                                      14,722               13,012               13,012
                                                              ------------------   ------------------   ------------------
        Total equity securities                                         336,108              403,409              403,409
                                                              ------------------   ------------------   ------------------

Mortgage loans on real estate                                         1,760,316               xxxxxx            1,760,316
Real estate (2)                                                           4,560               xxxxxx                4,560
Policy loans                                                            356,696               xxxxxx              356,696
Other investments                                                       302,577               xxxxxx              302,577
Alternative investments                                                 407,663               xxxxxx              495,219
Derivative investments                                                  224,375               xxxxxx              224,375
Fixed maturity securities on loan                                        40,659               xxxxxx               40,662
Equity securities on loan                                                 1,403               xxxxxx                1,656
                                                              ------------------                        ------------------
        Total                                                         3,098,249               xxxxxx            3,186,061
                                                              ------------------                        ------------------

Total investments                                              $     14,217,234               xxxxxx     $     14,740,950
                                                              ==================                        ==================




(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $4,560.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.



See accompanying report of independent registered public accounting firm.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)


                                                        AS OF DECEMBER 31,
                            -----------------------------------------------------------------------
                               DEFERRED         FUTURE POLICY                        OTHER POLICY
                                POLICY            BENEFITS,                           CLAIMS AND
                              ACQUISITION       LOSSES, CLAIMS       UNEARNED          BENEFITS
                                 COSTS          AND SETTLEMENT     PREMIUMS (2)        PAYABLE
         SEGMENT                                 EXPENSES (1)
--------------------------  ----------------   -----------------  ---------------   ---------------

2013:
   Life insurance            $      826,529     $     5,389,801    $     276,458     $     410,247
   Accident and
      health insurance               16,276             659,416           42,588            54,764
   Annuity                          195,581           5,175,368               33               106
                            ----------------   -----------------  ---------------   ---------------
                             $    1,038,386     $    11,224,585    $     319,079     $     465,117
                            ================   =================  ===============   ===============

2012:
   Life insurance            $      534,160     $     4,575,182    $     166,531     $     372,889
   Accident and
      health insurance               18,449             700,621           41,602            48,857
   Annuity                          132,608           5,430,037               50               129
                            ----------------   -----------------  ---------------   ---------------
                             $      685,217     $    10,705,840    $     208,183     $     421,875
                            ================   =================  ===============   ===============

2011:
   Life insurance            $      547,299     $     4,032,968    $     138,391     $     311,251
   Accident and
      health insurance               22,400             706,414           33,280            38,164
   Annuity                          125,048           5,319,429               20                60
                            ----------------   -----------------  ---------------   ---------------
                             $      694,747     $    10,058,811    $     171,691     $     349,475
                            ================   =================  ===============   ===============




                                                                 FOR THE YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------------------
                                                                   BENEFITS,         AMORTIZATION
                                                   NET           CLAIMS, LOSSES      OF DEFERRED          OTHER
                              PREMIUM          INVESTMENT        AND SETTLEMENT         POLICY          OPERATING         PREMIUMS
                            REVENUE (3)          INCOME           EXPENSES (5)       ACQUISITION        EXPENSES        WRITTEN (4)
         SEGMENT                                                                        COSTS
-------------------------- ---------------   ----------------    ---------------    ---------------  ----------------   ------------

2013:
   Life insurance           $   1,942,327     $      384,771      $   1,783,404      $     144,101    $      678,755
   Accident and
      health insurance            255,050              9,404             94,898              9,837           136,553
   Annuity                        192,109            244,833            238,852             31,852           178,682
                           ---------------   ----------------    ---------------    ---------------  ----------------   ------------
                            $   2,389,486     $      639,008      $   2,117,154      $     185,790    $      993,990    $         -
                           ===============   ================    ===============    ===============  ================   ============

2012:
   Life insurance           $   1,837,046     $      363,692      $   1,649,410      $     138,796    $      622,318
   Accident and
      health insurance            215,540             10,117             86,697             10,481           119,309
   Annuity                        165,249            255,524            251,870             31,190           152,461
                           ---------------   ----------------    ---------------    ---------------  ----------------   ------------
                            $   2,217,835     $      629,333      $   1,987,977      $     180,467    $      894,088    $         -
                           ===============   ================    ===============    ===============  ================   ============

2011:
   Life insurance           $   1,678,480     $      343,629      $   1,508,414      $     121,768    $      581,951
   Accident and
      health insurance            194,097             10,597             77,830              9,940           113,393
   Annuity                        204,774            263,898            300,639             37,473           142,049
                           ---------------   ----------------    ---------------    ---------------  ----------------   ------------
                            $   2,077,351     $      618,124      $   1,886,883      $     169,181    $      837,393    $         -
                           ===============   ================    ===============    ===============  ================   ============



(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance
(5) Includes interest credited to policies and contracts and policyholder dividends



See accompanying report of independent registered public accounting firm.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)

                                                                                                                          PERCENTAGE
                                                                  CEDED TO           ASSUMED FROM                         OF AMOUNT
                                               GROSS               OTHER                OTHER                NET           ASSUMED
                                               AMOUNT            COMPANIES            COMPANIES            AMOUNT          TO NET
                                            ---------------   -----------------    ---------------    ----------------   -----------


2013:   Life insurance in force              $ 970,957,949     $   279,636,709      $     755,793      $  692,077,033        0.1%
                                            ===============   =================    ===============    ================
        Premiums:
             Life insurance                  $   1,950,364     $       482,370      $      28,737      $    1,496,731        1.9%
             Accident and health insurance         326,696              74,834              3,188             255,050        1.2%
             Annuity                                34,325                   -                  -              34,325        0.0%
                                            ---------------   -----------------    ---------------    ----------------
                  Total premiums             $   2,311,385     $       557,204      $      31,925      $    1,786,106        1.8%
                                            ===============   =================    ===============    ================

2012:   Life insurance in force              $ 851,766,646     $   223,184,654      $     868,248      $  629,450,240        0.1%
                                            ===============   =================    ===============    ================
        Premiums:
             Life insurance                  $   1,740,495     $       347,617      $      22,871      $    1,415,749        1.6%
             Accident and health insurance         311,291              98,612              2,861             215,540        1.3%
             Annuity                                32,539                   -                  -              32,539        0.0%
                                            ---------------   -----------------    ---------------    ----------------
                  Total premiums             $   2,084,325     $       446,229      $      25,732      $    1,663,828        1.5%
                                            ===============   =================    ===============    ================

2011:   Life insurance in force              $ 771,937,513     $   189,269,664      $     897,972      $  583,565,821        0.2%
                                            ===============   =================    ===============    ================
        Premiums:
             Life insurance                  $   1,516,771     $       275,426      $      24,382      $    1,265,727        1.9%
             Accident and health insurance         278,537              88,259              3,819             194,097        2.0%
             Annuity                                82,175                   -                  -              82,175        0.0%
                                            ---------------   -----------------    ---------------    ----------------
                  Total premiums             $   1,877,483     $       363,685      $      28,201      $    1,541,999        1.8%
                                            ===============   =================    ===============    ================

See accompanying report of independent registered public accounting firm.